As filed with the Securities and Exchange Commission on October 28, 2011
Securities Act File No. 333-132400 and
Investment Company Act File No. 811-21866

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

☑	REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
☑ Post-Effective Amendment No. 29
and/or

☑	REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
☑ Amendment No. 32
HIGHLAND FUNDS I
(Exact Name of Registrant as Specified in Charter)
c/o Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Address of Principal Executive Offices)
Registrant’s Telephone Number, including Area Code: 1-972-628-4100

Mr. R. Joseph Dougherty
c/o Highland Capital Management, L.P.
NexBank Tower
13455 Noel Road, Suite 800
Dallas, Texas 75240
(Name and Address of Agent for Service)
Copies to:

Mr. Brian Mitts	Gregory D. Sheehan, Esq.
c/o Highland Capital Management, L.P.	Ropes & Gray LLP
NexBank Tower	Prudential Tower
13455 Noel Road, Suite 800	800 Boylston Street
Dallas, Texas 75240	Boston, Massachusetts 02199-3600
It is proposed that this filing be effective:
☐	Immediately upon filing pursuant to paragraph (b)

☑	On November 1, 2011 pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a)(1)

☐	On (date) pursuant to paragraph (a)(1)

☐	75 days after filing pursuant to paragraph (a)(2)

☐	On (date) pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Highland Floating Rate Opportunities Fund

Class A - Ticker: HFRAX
Class B - Ticker: HFRBX
Class C - Ticker: HFRCX

Highland Long/Short Equity Fund

Class A - Ticker: HEOAX
Class C - Ticker: HEOCX

Highland Long/Short Healthcare Fund

Class A - Ticker: HHCAX
Class C - Ticker: HHCCX

Investment portfolios of Highland Funds I managed by
Highland Capital Management, L.P. ("Highland" or the "Adviser")

Prospectus

Class A, Class B and Class C Shares
November 1, 2011

Although these securities have been registered with the Securities and Exchange Commission ("SEC"), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

FLOATING RATE OPPORTUNITES FUND

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

Investment Objective

The investment objective of Highland Floating Rate Opportunities Fund (“Floating Rate Opportunities Fund” or the “Fund”) is to provide a high level of current income, consistent with preservation of capital.

Fees and Expenses for Class A, Class B and Class C Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Highland Funds — Sales Charges — Class A Shares” on page 51 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 44 of the Statement of Additional Information.

	Class A	Class B	Class C

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as % of offering price)	3.50%	None	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	3.25%	1.00%
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%	2.00%	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)(1)
Management Fees	1.07%	1.07%	1.07%
Distribution and Service (12b-1) Fees	0.35%	0.70%	0.85%
Other Expenses	1.23%	1.23%	1.23%
Interest Payments and Commitment Fees on Borrowed Funds	0.47%	0.47%	0.47%
Remainder of Other Expenses	0.76%	0.76%	0.76%
Total Annual Fund Operating Expenses	2.65%	3.00%	3.15%

(1)	Figures are based on borrowings of 20.42% of the Fund’s total assets (including the proceeds of such borrowing), the actual average amount of leverage utilized during the Fund’s prior fiscal period.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same and (iv) the Fund has borrowed an average of 20.42% of the Fund’s assets annually. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years

Class A:	$609	$1,145	$1,706	$3,229
Class B: if you did not sell your shares	$303	$927	$1,577	$3,236
if you sold all your shares at the end of the period	$628	$1127	$1,677	$3,236
Class C: if you did not sell your shares	$318	$971	$1,649	$3,457
if you sold all your shares at the end of the period	$418	$971	$1,649	$3,457

FLOATING RATE OPPORTUNITES FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. The Fund is the successor to Highland Floating Rate Advantage Fund, a Delaware statutory trust, a closed-end interval fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). During the fiscal year ended June 30, 2011, the portfolio turnover rate of the Predecessor Fund was 104% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of floating rate loans and other floating rate investments) at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other securities deemed to be floating rate investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types and repurchase agreements with remaining maturities of no more than 60 days.

Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. When the Fund acts as a Primary Lender, the Fund or the investment adviser could be subject to allegations of lender liability.

Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

In addition, the Fund may invest up to 20% of its total assets in equity or debt securities other than floating rate investments. The Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

The Fund may invest in derivatives and may use derivatives as tools in the management of portfolio assets. The Fund may use derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps, options, warrants and forwards, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund may invest in derivative

FLOATING RATE OPPORTUNITES FUND

instruments, including for hedging and speculative purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may also engage in short sales of securities.

The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities.

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk.  A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Currency Risk.  Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk.  The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Derivatives Risk.  Derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps, options, warrants and forwards, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty, for example, if the counterparty does not meet its obligations. Derivative contracts may expire worthless and the use of derivatives may result in losses to the Fund.

Emerging Markets Risk.  Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and

FLOATING RATE OPPORTUNITES FUND

(iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk.  Because it may purchase common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk.  The price movement of an exchange-traded fund (“ETF”) may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk.  The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

High Yield Securities Risk.  The Fund’s ability to invest in high-yield debt securities (or “junk securities”) generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Illiquid and Restricted Securities Risk.  The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Interest Rate Risk.  When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited to the time that the interest rates on the Senior Loans in its portfolio are reset.

Regulatory Risk.  To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

FLOATING RATE OPPORTUNITES FUND

Limited Information Risk.  The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

Market Disruption Risk.  In recent years, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity and debt markets and in the prices of individual investments. These market conditions could add to the risk of short-term volatility of the Fund.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Non-Diversification Risk.  As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk.  Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements). These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Ongoing Monitoring Risk.  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, a Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Payment-in-Kind Securities Risk.  The value of payment-in-kind securities (“PIKs”) held by the Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.

FLOATING RATE OPPORTUNITES FUND

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a debt security with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Risk of Substantial Redemptions.  If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Senior Loans Risk.  The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to many other below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans.

Short Sales Risk.  Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table for the Fund

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class A, Class B and Class C Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. The Fund is the successor to Highland Floating Rate Advantage Fund, a Delaware statutory trust, a closed-end interval fund with substantially similar investment objective, strategies, and policies. The performance of the Fund’s Class A, Class B and Class C shares provided in the chart and the table is that of the Predecessor Fund for all periods shown. Updated information on the Fund’s performance can be obtained by visiting http://www.hcmlp.com/Retail/FixedIncomeFunds/Performance.aspx?classid=22 or by calling 877-665-1287.

FLOATING RATE OPPORTUNITES FUND

Annual Total Return(1)
(As of December 31 for Class A Shares)

(1)	The Fund’s year-to-date total return for Class A Shares through September 30, 2011 was (0.22)%.

The highest calendar quarter total return for Class A Shares of the Fund was 12.03% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was (33.78)% for the quarter ended December 31, 2008.

Performance Table
Average Annual Total Returns for the period ended December 31, 2010

	1 Year	5 Year	10 Year

Floating Rate Opportunities Fund Class A Returns Before Taxes	4.37%	(4.83)%	1.10%
Return After Taxes on Distributions	3.67%	(7.30)%	(1.46)%
Return After Taxes on Distributions and Redemptions	2.84%	(5.28)%	(0.45)%
Floating Rate Opportunities Fund Class B Returns Before Taxes	4.67%	(4.62)%	1.20%
Floating Rate Opportunities Fund Class C Returns Before Taxes	6.76%	(4.63)%	0.98%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.97%	4.42%	4.79%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class B and Class C Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Highland Capital Management, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Adviser

Greg Stuecheli	December, 2008*	Partner and Senior Portfolio Manager

*	Includes service as a portfolio manager of Highland Floating Rate Advantage Fund, the Predecessor Fund, for periods prior to June 13, 2011.

Purchase and Sale of Fund Shares

Purchase Minimums

Initial Investment	$2,500
Subsequent Investments	$50

FLOATING RATE OPPORTUNITES FUND

The Fund has discontinued selling Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares until such time as those shares are converted to Class A Shares.

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to Highland Funds I — Highland Floating Rate Opportunities Fund, P.O. Box 9840, Providence, RI 02940.

•	By calling BNY Mellon Investment Servicing (US) Inc. at l-877-665-1287

For important information about taxation information and financial intermediary compensation, please turn to “Important Additional Information” on page 23 of this Prospectus.

LONG/SHORT EQUITY FUND

HIGHLAND LONG/SHORT EQUITY FUND

Investment Objective

The investment objective of Highland Long/Short Equity Fund (“Long/Short Equity Fund” or the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Fees and Expenses for Class A and Class C Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Highland Funds — Sales Charges — Class A Shares” on page 51 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 44 of the Statement of Additional Information.

	Class A	Class C

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as % of offering price)	5.50%	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)
Management Fees	2.45%	2.45%
Distribution and Service (12b-1) Fees	0.35%	1.00%
Other Expenses	0.84%	0.84%
Dividend Expense on Short Sales	0.41%	0.41%
Remainder of Other Expenses	0.43%	0.43%
Acquired Fund Fees and Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses(1)	3.69%	4.34%

(1)	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years

Class A:	$901	$1,617	$2,352	$4,274
Class C: if you did not sell your shares	$435	$1,315	$2,206	$4,486
if you sold all your shares at the end of the period	$535	$1,315	$2,206	$4,486

LONG/SHORT EQUITY FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 684% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in equity securities. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization. The Fund will generally take long and short positions in equity securities and the Adviser will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors. This is not a market-neutral strategy. In addition, the Fund may invest up to 20% of the value of its assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including options, futures, forwards and swaps (including credit default swaps) as tools in the management of portfolio assets. The Fund may use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund has a policy to limit to 20% the portion of the Fund’s total assets that may be subject to derivative transactions or invested in derivative instruments.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk.

The Fund may seek additional income by making secured loans of its portfolio securities.

The Fund’s investment strategy utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, exchange-traded funds, and/or fixed income securities.

The Adviser seeks to invest in the common equity of companies that the Adviser believes are trading below their intrinsic value. To do so, the Adviser will typically perform fundamental investment analysis, which may involve comparing the value of the company’s common equity to that of its: (a) historical and/or expected cash flows; (b) historical and/or expected growth rates; (c) historical and/or expected strategic positioning; and (d) historical and/or current valuation on an absolute basis or relative to its industry, the overall market and/or historical valuation levels. The Adviser may purchase securities of a company that the Adviser believes: (i) is undervalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has assets not fully valued by the marketplace; (iii) is experiencing strong underlying secular growth trends or strong

LONG/SHORT EQUITY FUND

visibility into growth prospects; (iv) has earnings estimates that the Adviser believes are too low or has the potential for long-term earnings growth; (v) has strong competitive barriers to entry; (vi) is experiencing strong business fundamentals; (vii) has a strong management team; (viii) will see increased multiple expansion or will benefit from sustainable economic dynamics; and/or (ix) may be subject to an identifiable catalyst that the Adviser believes will unlock value. The Adviser will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.

In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spinoff of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser may sell short securities of a company that the Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market exchange-traded fund (“ETF”). Technical analysis may be used to help in the decision making process.

The Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry and company contacts, consultants, company press releases, company conference calls, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, and news services. The Adviser will make investment decisions based on its analysis of a security’s value, and will also take into account its view of macroeconomic conditions and industry trends. The Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk.  A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Currency Risk.  Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

LONG/SHORT EQUITY FUND

Derivatives Risk.  Derivatives, such as futures, forwards, options, swaps (including credit default swaps) and foreign currency transactions, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty, for example, if the counterparty does not meet its obligations. Derivative contracts may expire worthless and the use of derivatives may result in losses to the Fund.

Emerging Markets Risk.  Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk.  Because it purchases common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk.  The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk.  The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Interest Rate Risk.  When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing securities generally declines.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

Market Disruption Risk.  In recent years, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Micro, Small and Mid-Cap Securities Risk.  Investments in securities of companies with micro, small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

LONG/SHORT EQUITY FUND

Non-Diversification Risk.  As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements). These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance. During the last two fiscal years, the Fund has experienced high portfolio turnover rates.

Risk of Substantial Redemptions.  If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Short Sales Risk.  Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class A and Class C Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Updated information on the Fund’s performance can be obtained by visiting http://www.hcmlp.com/Retail/AlternativeInvestmentFunds/Performance.aspx?classid=26 or by calling (877) 665-1287.

LONG/SHORT EQUITY FUND

Annual Total Return(1)
(As of December 31 for Class A Shares)

(1)	The Fund’s year-to-date total return for Class A Shares through September 30, 2011 was (4.95)%.

The highest calendar quarter total return for Class A Shares of the Fund was 10.42% (quarter ended September 30, 2009) and the lowest calendar quarter total return was (5.59)% (quarter ended September 30, 2008).

Performance Table
Average Annual Total Returns for the period ended December 31, 2010

		Since
		Inception
	1 Year	(12/5/06)

Long/Short Equity Fund — Class A Returns Before Taxes	(1.13)%	3.15%
Return After Taxes on Distributions	(1.81)%	2.60%
Return After Taxes on Distributions and Redemptions	(0.72)%	2.39%
Long/Short Equity Fund — Class C Returns Before Taxes	3.19%	4.00%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 11/30/06)	15.08%	(0.47)%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class C Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The 1 year average annual return after taxes on distributions and sale of fund shares is higher than the 1 year average annual return after taxes on distributions because of realized losses that would have been sustained upon the sale of fund shares immediately after the relevant periods. The calculations assume that an investor holds the shares in a taxable account, is in the actual historical highest individual federal marginal income tax bracket for each year and would have been able to immediately utilize the full realized loss to reduce his or her federal tax liability. However, actual individual tax results may vary and investors should consult their tax advisers regarding their personal tax situations.

Portfolio Management

Highland Capital Management, L.P. serves as the investment adviser to the Fund. The portfolio managers for the Fund are:

Portfolio Managers	Managed the Fund Since	Title with Adviser

James D. Dondero	Inception	Co-Founder and President
Jonathan Lamensdorf	October 2008	Portfolio Manager

LONG/SHORT EQUITY FUND

Purchase and Sale of Fund Shares

Purchase Minimums

Initial Investment	$5,000
Subsequent Investments	$50

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to Highland Funds I — Highland Long/Short Equity Fund, P.O. Box 9840, Providence, RI 02940.

•	By calling BNY Mellon Investment Servicing (US) Inc. at l-877-665-1287

For important information about taxation and financial intermediary compensation, please turn to “Important Additional Information” on page 23 of this Prospectus.

LONG/SHORT HEALTHCARE FUND

HIGHLAND LONG/SHORT HEALTHCARE FUND

Investment Objective

The investment objective of Highland Long/Short Healthcare Fund (“Long/Short Healthcare Fund” or the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses for Class A and Class C Shares

The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A Shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial intermediary and in “Shareowner Guide — How to Invest in the Highland Funds — Sales Charges — Class A Shares” on page 51 of this Prospectus and in “Programs for Reducing or Eliminating Sales Charges” on page 44 of the Statement of Additional Information.

	Class A	Class C

Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge Imposed on Purchases (as % of offering price)	5.50%	None
Maximum Sales Charge Imposed on Reinvested Dividends and other Distributions (as % of offering price)	None	None
Maximum Contingent Deferred Sales Charge (as % of the net asset value at the time of purchase or redemption, whichever is lower)	None	1.00%
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)
Management Fees	1.20%	1.20%
Distribution and Service (12b-1) Fees	0.35%	1.00%
Other Expenses	1.59%	1.59%
Dividend Expense on Short Sales	0.53%	0.53%
Remainder of Other Expenses	1.06%	1.06%
Acquired Fund Fees and Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses(1)	3.20%	3.85%

(1)	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, and (iii) operating expenses remain the same. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years

Class A:	$855	$1,482	$2,132	$3,861
Class C: if you did not sell your shares	$387	$1,175	$1,981	$4,079
if you sold all your shares at the end of the period	$487	$1,175	$1,981	$4,079

LONG/SHORT HEALTHCARE FUND

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1553% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in securities of companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. The Fund considers a company “principally engaged” in the healthcare industry if (i) it derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in the healthcare industry, or (ii) at least 50% of its assets are devoted to such activities. The Fund generally will take long and short positions in securities of healthcare companies and Cummings Bay Capital Management, L.P. (“CBCM” or the “Sub-Adviser”) will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors.

Although the Fund intends to invest primarily in common stocks of healthcare companies, it may also invest in preferred stocks, warrants, convertible securities, debt securities and other securities issued by such companies. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, issued by non-healthcare companies. The Fund may invest in securities of issuers of any market capitalization.

The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including futures, forwards and swaps including credit default swaps, options and foreign currency transactions, as tools in the management of portfolio assets. The Fund may also use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for speculative purposes. The Fund has a policy to limit to 20% the portion of the Fund’s total assets that may be subject to derivative transactions or invested in derivative instruments.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

The Fund’s investment strategy utilizes the analytical models of the Sub-Adviser to evaluate long and short securities of healthcare companies of varying market capitalizations and seeks to identify those securities the Sub-Adviser believes have the greatest potential for capital appreciation. The Sub-Adviser also seeks to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund.

In selecting investments for long positions of the Fund, the Sub-Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-

LONG/SHORT HEALTHCARE FUND

off of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of demand for an issuer’s products or an issuer’s increased focus on productivity or enhancement of services.

The Sub-Adviser may sell short securities of a company that the Sub-Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Sub-Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Sub-Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market exchange-traded fund (“ETF”). Technical analysis may be used to help in the decision making process.

The Sub-Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry contacts, consultants, company press releases, company conference calls, conversations with company management teams, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, third-party research databases, and news services. The Sub-Adviser will make investment decisions based on its analysis of the security’s value, and will also take into account its view of macroeconomic conditions and healthcare industry trends. The Sub-Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Sub-Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Sub-Adviser may seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily through the use of options and other derivatives.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Brief Operating History.  The Fund has a brief operating history. Therefore it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Counterparty Risk.  A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Currency Risk.  Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk.  The value of debt securities typically changes as interest rates fluctuate. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for Funds investing in debt securities with longer durations. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater

LONG/SHORT HEALTHCARE FUND

risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Derivatives Risk.  Derivatives, such as futures, forwards, options, swaps (including credit default swaps) and foreign currency transactions, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty, for example, if the counterparty does not meet its obligations. Derivative contracts may expire worthless and the use of derivatives may result in losses to the Fund.

Emerging Markets Risk.  Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk.  Because it purchases common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk.  The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk.  The Sub-Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Industry Concentration Risk.  Because the Fund normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry.

Interest Rate Risk.  When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing securities generally declines.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Management Risk.  The Fund relies on the Sub-Adviser’s ability to achieve its investment objective. The Sub-Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

Market Disruption Risk.  In recent years, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This

LONG/SHORT HEALTHCARE FUND

stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Micro, Small and Mid-Cap Securities Risk.  Investments in securities of companies with micro, small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

Non-Diversification Risk.  As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. This risk is particularly pronounced for the Fund, which from time to time may own a very small number of positions, each of which is a relatively large portion of the Fund’s portfolio.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements). These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance. During the last fiscal year, the Fund experienced a high portfolio turnover rate.

Securities Lending Risk.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Short Sales Risk.  Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class A Shares for the most recent calendar year and by showing how the Fund’s average annual returns for the Fund’s Class A and Class C Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The table reflects the deduction of applicable sales charges for Class A and Class C Shares. The bar chart does not reflect the deduction of applicable sales charges for Class A Shares. If sales charges had been reflected, the returns for Class A Shares would be less than those shown below. Updated information on the Fund’s performance can be obtained by visiting http://www.hcmlp.com/Retail/AlternativeInvestmentFunds/Performance.aspx?classid=35 or by calling (877) 665-1287.

LONG/SHORT HEALTHCARE FUND

Annual Total Return(1)
(As of December 31 for Class A Shares)

(1)	The Fund’s year-to-date total return for Class A Shares through September 30, 2011 was 6.61%.

The highest calendar quarter total return for Class A Shares of the Fund was 16.25% (quarter ended December 31, 2009) and the lowest calendar quarter total return was (11.78)% (quarter ended March 31, 2009).

Performance Table
Average Annual Total Returns for the period ended December 31, 2010

		Since
		Inception
	1 Year	(5/5/08)

Long/Short Healthcare Fund — Class A Returns Before Taxes	7.75%	7.15%
Return After Taxes on Distributions	6.94%	6.42%
Return After Taxes on Distributions and Redemptions	5.29%	5.73%
Long/Short Healthcare Fund — Class C Returns Before Taxes	12.52%	8.84%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 4/30/08)	15.08%	(1.30)%
Standard & Poor’s Healthcare Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 4/30/08)	2.90%	2.15%

After-tax returns in the table above are shown for Class A Shares only and will differ for Class C Shares. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Highland Capital Management, L.P. serves as the investment adviser to the Fund. Cummings Bay Capital Management, L.P. serves as sub-adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Sub-Adviser

Michael D. Gregory	May 6, 2010	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums

Initial Investment	$5,000
Subsequent Investments	$50

In general, you may redeem shares on any business day

LONG/SHORT HEALTHCARE FUND

•	Through your Financial Intermediary

•	By writing to Highland Funds I — Highland Long/Short Healthcare Fund, P.O. Box 9840, Providence, RI 02940.

•	By calling BNY Mellon Investment Servicing (US) Inc. at l-877-665-1287

For important information about taxation and financial intermediary compensation, please turn to “Important Additional Information” on page 23 of this Prospectus.

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IMPORTANT ADDITIONAL INFORMATION

Tax Information

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DESCRIPTION OF PRINCIPAL INVESTMENTS

The following is a description of principal investment practices in which the Funds may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Not all Funds may engage in all practices described below. Please refer to the “Principal Investment Strategies” for each Fund for additional information regarding the practices in which a particular Fund may engage. Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.

Assignments.  Floating Rate Opportunities Fund may purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Borrower Credit Ratings.  Floating Rate Opportunities Fund may invest all or substantially all of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a NRSRO and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. The Fund seeks to invest in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. The Fund may, however, invest without limitation in loans that do not exhibit all or any of these characteristics. In addition, the Adviser will consider, and may rely in part on, the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Borrowing.  Each Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). A Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, a Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The following table is designed to illustrate the effect on Floating Rate Opportunities Fund’s return from the leverage created by the Fund’s use of borrowing, using the interest rate of 1.39% (which is the rate of the Predecessor Fund’s outstanding borrowings as of June 30, 2011; the Fund’s outstanding borrowings, however, are subject to a variable interest rate which may rise or fall over time), assuming the Fund has used leverage by borrowing an amount

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equal to 20.42% of the Fund’s total assets (including the amount borrowed) and assuming hypothetical annual returns (net of expenses) on the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative.

Portfolio return, net of expenses	(10)%	(5)%	0%	5%	10%
Corresponding return to shareholders	(12.92)%	(6.64)%	(0.36)%	5.93%	12.21%

The purpose of the above table is to assist investors in understanding the effects of financial leverage. The figures in the table are hypothetical and actual returns may be greater or lesser than those appearing in the table.

Because the management fees (including administration fees) paid to Highland are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Highland will be higher (and Highland will be benefited to that extent) when leverage is utilized. Highland will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Bridge Financing.  Floating Rate Opportunities Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

Commitments to Make Additional Payments.  A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. Floating Rate Opportunities Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the Statement of Additional Information (“SAI”).

Debt Restructuring.  Floating Rate Opportunities Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Debt Securities.  Each Fund may, but is not required to, invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations. Each Fund also may invest in debt securities convertible into, or exchangeable for, common or preferred stock. Each Fund may also invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.

•	Investment Grade Securities. Each Fund may invest in a wide variety of bonds that are rated or determined by the Adviser or Sub-Adviser, as applicable, to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used

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by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

•	Below Investment Grade Securities. Each Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). Such securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser or Sub-Adviser, as applicable, to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Funds may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

Depositary Receipts.  Each Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Each Fund may invest in both sponsored and unsponsored ADRs.

Derivatives.  Each Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Special tax considerations apply to a Fund’s use of derivatives. See the “Taxation” section below.

Equity Securities.  The Adviser or Sub-Adviser, as applicable, expects that a majority of each of Long/Short Equity Fund’s and Long/Short Healthcare Fund’s investments and a portion of Floating Rate Opportunities Fund’s investments will generally be in common stock of companies of varying sizes. The Adviser or Sub-Adviser, as applicable, believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of each Fund’s assets in such securities. The Adviser or Sub-Adviser, as applicable, will not rely on any specific rating criteria when deciding whether to invest a Fund’s assets in convertible securities. In addition to common stock, other securities with equity characteristics include depositary receipts and warrants.

Exchange-Traded Funds.  Each Fund may invest in ETFs. ETFs are mutual funds that are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices.

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LONG/SHORT EQUITY FUND
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Fees.  Floating Rate Opportunities Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Hedging.  Each Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser or Sub-Adviser, as applicable, will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to each Fund’s hedging transactions. See the “Taxation” section below.

Illiquid and Restricted Securities.  Each Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser or Sub-Adviser, as applicable, determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, a Fund may not be able to sell these securities when the Adviser or Sub-Adviser, as applicable, considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Industry Concentration.  Long/Short Healthcare Fund invests primarily in securities issued by healthcare companies as defined in this Prospectus, which include, among others, pharmaceutical firms, medical supply companies and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities.

Leverage.  To a limited extent, each Fund may increase the number and extent of “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases a Fund’s use of leverage. The use of leverage increases both investment opportunity and risk.

Micro, Small and Mid-Cap Investments.  Each Fund may invest in companies of any market capitalization, including those with micro, small or medium capitalizations.

Net Asset Value Fluctuation.  When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in

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fixed rate obligations can be expected to decline. Although Floating Rate Opportunities Fund’s NAV will vary, the Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund’s NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s NAV. Long/Short Equity Fund and Long/Short Healthcare Fund will also be subject to these types of fluctuations to a limited extent.

Non-U.S. Securities and Emerging Markets.  Each of Long/Short Equity Fund and Long/Short Healthcare Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers (“non-U.S. securities”), including investments in the securities of so-called emerging market issuers. Floating Rate Opportunities Fund may invest without limitation in securities of non-U.S. securities, including investments in the securities of so-called emerging market issuers. Such investment may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. A Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments.

Options.  The Funds may utilize options on securities, indices and currencies as part of their principal investment strategies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund realizes an economic loss from a closing sale transaction if the premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). A Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.

Participations.  Floating Rate Opportunities Fund may invest without limit in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. The Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

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Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

Portfolio Maturity.  Floating Rate Opportunities Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Senior Loans in the Fund’s investment portfolio will typically have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this Prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will typically not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Prepayments.  Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by Floating Rate Opportunities Fund in Senior Loans could have a materially adverse affect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Primary Lender Transactions.  When Floating Rate Opportunities Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Actions subject to Lender vote or consent generally require the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan, it may share in a fee paid by the Borrower to the Primary Lenders.

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A number of judicial decisions in the United States and elsewhere have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, the Fund could be subject to claims from creditors of a company that the Fund’s claim should be equitably subordinated, including as a result of actions or omissions by the Fund’s predecessors in interest.

Securities Lending.  Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to unaffiliated broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies at least equal at all times to the current market value of the securities subject to the loan. Collateral must be valued daily by the Adviser or Sub-Adviser, as applicable, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.

Senior Loans.  Floating Rate Opportunities Fund may invest in Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned

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institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”

Senior Loans generally are secured by specific collateral. The Fund may invest without limitation in Senior Loans that are not secured by any collateral and, to the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option.

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The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

Senior Loan Ratings.  Floating Rate Opportunities Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Short Sales.  Each Fund generally will seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

Each Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). Each Fund also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.

Undervalued Stocks.  A stock is considered undervalued if the Adviser or Sub-Adviser, as applicable, believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include, but are not limited to: price relative to earnings, price relative to cash flow and price relative to financial strength.

Portfolio Turnover.  A Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser or Sub-Adviser, as applicable, in making decisions on when to buy or sell securities. Each Fund reserves full freedom with respect to portfolio turnover. The frequency of a Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. Each Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year.

Temporary Defensive Positions.  When adverse market or economic conditions occur, a Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent a Fund takes temporary defensive positions, it may not achieve its investment objective.

Additional Information.  The foregoing percentage limitations in each Fund’s investment strategies apply at the time of purchase of securities. The Board of Trustees may change any of the foregoing investment policies, including its investment objective and 80% investment policy, without shareholder approval. A Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

DESCRIPTION OF PRINCIPAL RISKS

Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. Unless otherwise specified, each principal risk summarized below applies to each Fund. The Funds could be subject to additional risks because the types of investments they make may change over time. The

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SAI includes more information about the Funds and their investments. Each Fund is not intended to be a complete investment program.

Brief Operating History.  Long/Short Healthcare Fund has a brief operating history. Therefore, it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Counterparty Risk.  Each Fund may engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. To limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Adviser or Sub-Adviser, as applicable, to present acceptable credit risk. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Credit Risk.  The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. This risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Currency Risk.  A portion of each Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk.  The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Such changes may be greater among debt securities with longer maturities. Securities issued to

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finance corporate restructurings may have special credit risks because of the highly-leveraged conditions of the issuers, and such securities usually are subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile and expected benefits from restructuring may not materialize.

•	Investment Grade Securities. Although more creditworthy and generally less risky than below investment grade securities, investment grade securities are still subject to market and credit risk. Investment grade securities are generally considered medium and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.

•	Below Investment Grade Securities. Below investment grade securities (also known as “high-yield securities” or “junk bonds”) may be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with below investment grade securities owned by a Fund.

Derivatives Risk.  There are several risks associated with derivatives transactions. For example, there are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. A Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless. Special tax considerations apply to the Funds’ use of derivatives. See the “Taxation” section below.

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Equity Securities Risk.  The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition to these risks, preferred stock and convertible securities are also subject to the risk that issuers will not make payments on securities held by a Fund, which could result in losses to the Fund. In addition, the credit quality of preferred stock and convertible securities held by a Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Exchange-Traded Funds Risk.  The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk.  Floating Rate Opportunities Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk.  A Fund’s use of derivatives and other transactions, such as options, financial futures and options on financial futures, may involve risks not associated with other types of investments that the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. A Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s or Sub-Adviser’s ability, as applicable, to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s or Sub-Adviser’s judgment in this respect, as applicable, will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions (including hedging exposure to non-U.S. currency exchange rate risk) at times or under circumstances in which it may be advisable to do so. Although the Adviser or Sub-Adviser, as applicable, does not anticipate that derivatives or other such transactions will represent a significant component of each Fund’s investment strategy, each such Fund has a policy to limit to 20% the portion of its total assets that may be subject to such transactions or invested in such instruments.

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A Fund’s positions in options and financial futures may be entered into and closed out only on a federally-licensed exchange that provides a market therefore, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser or Sub-Adviser, as applicable, would not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on a Fund’s ability to hedge its securities effectively and might, in some cases, require the Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. A Fund’s ability to hedge effectively through transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates in the Fund’s holdings correlate with price movements of the hedging instruments. Inasmuch as a Fund’s options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent a Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to earmark liquid assets in an amount equal to the Fund’s daily marked-to-market value of its transactions in futures and options. To maintain this required margin, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. In addition, the earmarking of such assets will have the effect of limiting a Fund’s ability otherwise to invest those assets. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.

High Yield Securities Risk.  Below investment grade securities (also known as “high-yield securities” or “junk bonds”) may be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with below investment grade securities owned by Floating Rate Opportunities Fund. There is no limit on the percentage of assets that Floating Rate Opportunities Fund may invest in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.

Illiquid and Restricted Securities Risk.  Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher returns and/or yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Adviser or Sub-Adviser, as applicable, considers it

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desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. If, in order to permit resale, the securities are registered under the Securities Act, at a Fund’s expense, the Fund’s expenses would be higher. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Industry Concentration Risk.  The performance of a Fund that may invest a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments. Long/Short Equity Fund and Floating Rate Opportunities Fund may invest up to (but not including) 25% of its total assets in the securities of companies in one industry. Long/Short Healthcare Fund invests at least 80% of its total assets in healthcare companies.

Because of Long/Short Healthcare Fund’s policy of investing primarily in securities issued by healthcare companies, the Fund is susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry. The Fund faces the risk that economic prospects of healthcare companies may fluctuate dramatically because of changes in the regulatory and competitive environments. See “Regulatory Risk” below. A significant portion of healthcare services are funded or subsidized by the government, which means that changes in government policies, at the state or federal level, may affect the demand for healthcare products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against healthcare companies related to product liability issues, and the rapid speed at which many healthcare products and services become obsolete.

Interest Rate Risk.  When interest rates decline, the value of fixed rate securities already held by a Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. However, Floating Rate Opportunities Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited until the time that the interest rates on the Senior Loans in its portfolio are reset, but the Fund will be exposed at all times to fluctuations in interest rates with respect to the fixed rate investments in its portfolio, if any. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the fixed rate investments in the Fund’s portfolio will decline in value due to rising interest rates. Each of Long/Short Equity Fund and Long/Short Healthcare Fund have no policy limiting the maturities of their investments. To the extent each of these Funds invests in fixed-rate debt securities with longer maturities, the Funds are subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leverage employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which Floating Rate Opportunities Fund invests, the Fund’s NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Fund’s portfolio may be of longer duration.

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Leverage Risk.  When deemed appropriate by the Adviser or Sub-Adviser, as applicable, and subject to applicable regulations, each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of a Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser or Sub-Adviser, as applicable, will benefit because the Fund’s Average Daily Managed Assets will increase with leverage and the Adviser or Sub-Adviser, as applicable, is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any credit facility, a Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any credit facility could be more or less restrictive than those described.

Limited Information Risk.  The types of Senior Loans in which Floating Rate Opportunities Fund will invest may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk.  At times, a major portion of any security may be held by relatively few institutional purchasers. Although each Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund may find it more difficult to sell such securities when the Adviser or Sub-Adviser, as applicable, believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, a Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV. Each Fund, in most instances, utilizes market transactions or an independent pricing service to determine the value of its securities. However, quotations from a pricing service (or other quotations) may not be a reliable indicator of the price the Fund could realize upon sale due to many factors, including, but not limited to, the number of active purchasers and sellers, variable economic and market conditions and changes in the financial condition (or perceived financial condition) of the issuer at the time of sale. As a result, pricing of a Fund’s securities does not rely solely on a price determined by an independent pricing service; other relevant information is also monitored and other valuation methodologies may be used as appropriate.

Management Risk.  A Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser or Sub-Adviser, as applicable. If one or more key individuals leave, the Adviser or Sub-Adviser, as applicable,

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may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent a Fund from achieving its investment objectives.

Market Risk.  Because each Fund may purchase common stocks, each Fund is subject to the risk that stock prices will fall over short or long periods of time. The profitability of a Fund substantially depends upon the Adviser or Sub-Adviser, as applicable, correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser or Sub-Adviser, as applicable, cannot guarantee that it will be successful in accurately predicting price movements. The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Adviser or Sub-Adviser, as applicable. Such factors include a wide range of economic, political, competitive and other conditions that may affect investments in general or specific industries or companies. Certain events, such as terrorist attacks, wars and other geopolitical events, may have disruptive negative effects on securities markets and the Funds. Historically, the equity markets have moved in cycles, and the value of a Fund’s securities may change drastically from day to day. In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of a Fund to realize profits. As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Micro, Small and Mid-Cap Securities Risk.  Securities issued by micro, small and mid-cap companies can be more volatile than, and perform differently from, securities issued by large-cap companies. There may be less trading in such companies’ securities and in smaller volumes, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with large-cap securities. Such companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a micro, small or mid-cap security’s price than is the case for a large-cap security.

Market Disruption Risk.  Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Funds. During periods of extreme market volatility, prices of securities held by the a Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the a Fund could go down at times without regard to the financial condition of or specific events impacting the issuer of the security.

In addition, debt markets have experienced a period of high volatility, which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. These concerns expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments have experienced, and may in the future experience, liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on a Fund’s investments and hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. Market conditions may also make it more difficult or impossible for a Fund to use leverage to the degree required, or make any such leverage more expensive (for example, by increasing interest expense).

Non-Diversification Risk.  Due to the nature of each Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), it is possible that a material amount of a Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of a Fund’s portfolio in one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

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Non-Payment Risk.  Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the debt securities purchased by the Fund will be to highly leveraged Borrowers. If the Borrower’s cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the collateral securing the debt security. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Non-U.S. Securities and Emerging Markets Risk.  Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce a Fund’s yield on any such securities.

The value of the non-U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is

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denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest, capital gain or other income. Those taxes will decrease a Fund’s yield on any such securities. See the “Taxation” section below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

As a result of these potential risks, the Adviser or Sub-Adviser, as applicable, may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the Adviser or Sub-Adviser, as applicable, have had no or limited prior experience.

Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed above to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Ongoing Monitoring Risk.  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. Floating Rate Opportunities Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower. The Adviser will also monitor these aspects of the Fund’s investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

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Options Risk.  There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Payment-in-Kind Securities Risk.  The value of PIKs held by Floating Rate Opportunities Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk.  A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for a Fund in the form of increased dealer spreads and brokerage commissions. High portfolio turnover also could produce higher taxable distributions and lower a Fund’s after-tax performance.

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date. Such prepayments may require Floating Rate Opportunities Fund to replace a debt security with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Regulatory Risk.  To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by Floating Rate Opportunities Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, a Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in a Fund’s NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the Adviser to execute its investment program

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successfully for a Fund for a period following the redemptions. If substantial, unexpected redemptions occur, a Fund could experience higher expenses than those shown in the Annual Fund Operating Expenses Tables.

Securities Lending Risk.  A Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Senior Loans Risk.  The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other types of below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring. In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

Floating Rate Opportunities Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

Short Sales Risk.  Short sales by each Fund that are not made “against-the-box” (that is when a Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows a Fund to profit from declines in market

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prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. A Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

MANAGEMENT OF THE FUNDS

Board of Trustees, Investment Adviser and Sub-Adviser

The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of each of the Funds.

Highland Capital Management, L.P. (“Highland” or the “Adviser”), serves as the investment adviser to each Fund. The address of the Adviser is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. On or about January 1, 2012, Highland is relocating to 300 Crescent Court, Suite 700, Dallas, Texas 75201. Each of the Funds has entered into an investment advisory agreement with Highland (each an “Investment Advisory Agreement”) pursuant to which Highland either provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to Highland’s general oversight. Additionally, Highland furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of the Fund who is Highland’s affiliate. In return for its advisory services, each Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board’s approval of the Investment Advisory Agreement for Long/Short Equity Fund and Long/Short Healthcare Fund is available in the Funds’ semi-annual report dated December 31, 2010. A discussion regarding the Board’s approval of the Investment Advisory Agreement for Floating Rate Opportunities Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2011. Each Investment Advisory Agreement may be terminated by the applicable Fund or by vote of a majority of the outstanding voting securities of such Fund, without the payment of any penalty, on 60 days’ written notice. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act). The table below shows the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended June 30, 2011 and each Fund’s contractual advisory fee:

	Advisory Fees Paid as a
	Percentage of Average		Contractual
	Daily Managed Assets for the		Advisory Fee as a
	Fiscal Period Ended		Percentage of Average Daily
Fund Name	June 30, 2011		Managed Assets(1)(2)

Floating Rate Opportunities Fund	0.65	%(3)	0.65	%(3)
Long/Short Equity Fund	1.00	%(4)	2.25	%(4)
Long/Short Healthcare Fund	0.00	%(5)	1.00	%(5)

(1)	In addition to the advisory fees set forth in this table, the Adviser is entitled to receive administration fees of 0.20% of each Fund’s Average Daily Managed Assets as discussed below. The management fees set forth in the

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Annual Fund Operating Expenses tables reflect the advisory and administration fees borne by each Fund as a percentage of average net assets.

(2)	As neither Long/Short Equity Fund nor Long/Short Healthcare Fund has present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(3)	Information shown is for the Predecessor Fund for the period ended June 13, 2011.

(4)	The Adviser voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of Long/Short Equity Fund’s Average Daily Managed Assets (1.25% of the Fund’s average net assets) so that the Fund will be charged an investment advisory fee at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets (1.00% of the Fund’s average net assets). Applying this voluntary fee waiver, the Total Annual Fund Operating Expenses for Class A and Class C Shares are expected to be 2.44% and 3.09%, respectively, of the Fund’s average daily net assets for the period that the voluntary fee waiver is in place. Applying this voluntary fee waiver and excluding the cost of dividends paid on short positions and acquired fund fees, the Total Annual Fund Operating Expenses for Class A Shares and Class C Shares are expected to be 1.98% and 2.63%, respectively, of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon 14 days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(5)	For Long/Short Healthcare Fund, the Adviser waived all of its advisory fee and 0.19% of its administration fee through October 31, 2011. As of November 1, 2011, the Adviser discontinued its voluntary undertaking to waive its advisory fee of 1.00% of the average daily managed assets payable by Long/Short Healthcare Fund. Additionally, the Adviser discontinued its voluntary undertaking to waive its administrative services fee waiver of 0.19% of the average daily managed assets of the Long/Short Healthcare Fund and replaced it with a voluntary undertaking to waive 0.10% of the average daily managed assets payable by the Long/Short Healthcare Fund. The remaining 0.10% administrative services fee waiver is voluntary and is subject to termination at any time by the Adviser. The Sub-Adviser agreed to waive all of its sub-advisory fee through October 31, 2011.

Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of August 31, 2011, Highland had approximately $23.6 billion in assets under management. Highland is also the Funds’ administrator. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Administrator/Sub-Administrator

Highland provides administration services to the Funds for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. In such capacity, Highland generally assists each Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY”), 760 Moore Road, King of Prussia, Pennsylvania, 19406, and pays BNY a portion of the fee it receives from each Fund (0.01%). BNY has agreed to: provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Funds.

Additional Information Regarding Performance

The “Annual Total Return” bar chart and “Performance Table” for each of Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund, provided on pages 7, 14 and 21, respectively, reflect the fee waivers and expense reimbursements that were applicable during the indicated periods. Without these fee waivers and expense reimbursements, each Fund’s performance would have been lower.

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In certain periods, Long/Short Healthcare Fund had invested its assets in a very small number of issuers and, as a result, a change in the value of an individual portfolio holding may have had a significant impact on the Fund’s performance. While the Fund’s performance has, in certain periods, been positively impacted by the increase in value of individual portfolio holdings, there is no assurance that the Fund’s performance will be replicated in the future. The Fund’s performance may be negatively impacted by a decrease in value of individual portfolio holdings, particularly while the Fund’s assets are invested in a small number of issuers. As the Fund invests in a larger number of issuers, the impact of the performance of an individual portfolio holding will generally decrease. The performance information provided herein (before and after taxes) for Long/Short Healthcare Fund for periods prior to May 6, 2010, was achieved prior to the change in the Fund’s principal investment strategies.

Certain Legal Proceedings Relating to the Adviser

Highland Capital Management, L.P. (“Highland Capital”) and two affiliated unregistered investment vehicles are Defendants in a complaint filed on February 24, 2009 in the Supreme Court of the State of New York, New York County (the “Court”), by UBS Securities LLC and UBS AG, London Branch (collectively, “UBS”). The Funds are not party to this action. The lawsuit relates to a warehouse facility formed for a proposed collateralized debt obligation, or CDO, transaction that was not completed. Under the warehouse facility, UBS acquired a portfolio of securities and instruments in anticipation of an offering to be made by the proposed CDO of its debt and equity securities to be secured by those securities and instruments. UBS seeks monetary damages of approximately $687 million, plus certain costs, fees and expenses.

On February 18, 2010, the original suit against Highland Capital was dismissed on its merits. On June 28, 2010, UBS filed an amended complaint with the Court against Highland Capital and certain affiliated unregistered investment vehicles. On July 21, 2011, the First Appellate Division dismissed two of UBS’s four claims against Highland Capital, including the claim for fraud, and severely limited the remaining two claims.

Matters Relating to Floating Rate Opportunities Fund’s Investment in Broadstripe, LLC.  The Predecessor Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Fund as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Predecessor Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of June 30, 2010, the Predecessor Fund attributed total value to the Predecessor Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, Floating Rate Opportunities Fund cannot predict the amount of a judgment, if any. The Adviser and the Floating Rate Opportunities Fund intend to continue to defend this action vigorously.

In addition, the Predecessor Fund and other funds managed by the Adviser that held certain debt issued by Broadstripe, LLC are defendants in a complaint (the “Committee Action”) filed on May 8, 2009 by the official committee of unsecured creditors of Broadstripe, LLC and its affiliated debtors (collectively, the “Debtors”) in the Chapter 11 bankruptcy cases (the “Cases”) pending in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Predecessor Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by the Predecessor Fund and the other funds and recovery of certain payments made by the Debtors to the Predecessor Fund and the other funds. On December 8, 2010, the Predecessor Fund and the other funds managed by the Adviser entered into a settlement agreement in connection with the Committee Action. Among other things, the

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LONG/SHORT HEALTHCARE FUND

settlement provides for the stay and dismissal of the Committee Action and certain other litigation or claims asserted by, against, or related to the Debtors or their Cases. The settlement also creates a $3.3 million creditors trust for the benefit of general unsecured creditors and provides for the payment of $500,000 in previously incurred fees by counsel to the unsecured creditors’ committee. The settlement also establishes certain milestones relating to the filing of a plan of reorganization or a motion to sell all or substantially all the Debtors’ assets. In the event these milestones are not achieved by certain specified dates, any party to the settlement may petition the Bankruptcy Court to terminate the settlement for cause.

Multi-Manager Structure

On October 26, 2010, the SEC issued a multi-managers’ exemptive order (the “Order”) granting exemptive relief to Highland Funds I (the “Trust”) and the Adviser from certain provisions of the 1940 Act, pursuant to which the Adviser will, subject to the oversight of the Funds’ Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Funds with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Funds. The Funds’ Board of Trustees and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Highland Floating Rate Opportunities Fund has obtained approval of the Fund’s reliance on the Order from the Board and from the initial shareholder of the Fund. With respect to Long/Short Equity Fund and Long/Short Healthcare Fund, the Trust will not rely on the Order until the Trust obtains approval of such reliance from the shareholders of the Funds. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, a Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of a Fund retain the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

Sub-Adviser

Cummings Bay Capital Management, L.P. (“CBCM” or the “Sub-Adviser”), serves as the sub-adviser to Long/Short Healthcare Fund. The address of CBCM is 13455 Noel Road, Suite 800, Dallas, Texas 75240. On or about January 1, 2012, CBCM will be relocating to 300 Crescent Court, Suite 700, Dallas, Texas 75201. Long/Short Healthcare Fund has entered into a sub-advisory agreement with the Adviser and CBCM (the “Sub-Advisory Agreement”) pursuant to which CBCM provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. Under the terms and conditions of the Sub-Advisory Agreement, CBCM will be paid a monthly fee, computed and accrued daily, based on an annual rate of 0.50% of the Average Daily Managed Assets of Long/Short Healthcare Fund. Such compensation shall be paid by the Trust on behalf of Long/Short Healthcare Fund (except to the extent that the Trust, CBCM and the Adviser otherwise agree in writing from time to time). A discussion regarding the Board of Trustees’ approval of the Sub-Advisory Agreement for Long/Short Healthcare Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2010. The Sub-Advisory Agreement may be terminated by the Fund, a vote of a majority of the outstanding voting securities of the Fund, the Adviser or CBCM, without the payment of any penalty, on 60 days’ written notice. In addition, the Sub-Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement for the Fund.

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Portfolio Managers

Floating Rate Opportunities Fund

Floating Rate Opportunities Fund’s portfolio is managed by Greg Stuecheli. Mr. Stuecheli has managed the portfolio since its inception.

Greg Stuecheli.  Mr. Stuecheli is a Partner and Senior Portfolio Manager of Retail Products at Highland. Previously, Mr. Stuecheli was a Portfolio Manager covering distressed and special situation credit and equity investments. In addition, Mr. Stuecheli currently serves on the board of directors of CCS Medical Holdings, Inc. and LLV Holdco, LLC (as Chairman). He is a former board member of Safety-Kleen Holdco, Inc. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002. His primary responsibilities included researching long and short investment ideas. In 1999 he was a Summer Associate at Hicks, Muse, Tate & Furst. From 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. He received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.

Long/Short Equity Fund

Long/Short Equity Fund’s portfolio is jointly managed by James D. Dondero and Jonathan Lamensdorf.

Mr. Dondero is co-founder and President of Highland. Prior to Highland, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary, and helped grow the business from concept to over $2 billion from 1989 to 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporate debt, leveraged bank loans, emerging market securities, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia with a Bachelor of Science in Commerce with concentrations in Accounting and Finance. Mr. Dondero is a Certified Management Accountant. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Lamensdorf is a portfolio manager for Highland’s dedicated equity funds. Prior to joining Highland in 2008, Mr. Lamensdorf most recently spent four years as a Senior Equity Research Analyst at Walker Smith Capital, a long/short equity hedge fund founded in 1996 with $1 billion in assets under management. Prior to that, Mr. Lamensdorf worked for four years as a Senior Equity Analyst at other hedge funds that had assets under management ranging from $200 million to $750 million. Mr. Lamensdorf also worked in equity trading at Merrill Lynch and in equity research at Lehman Brothers. He holds an MBA in Finance from the University of Chicago and a BBA in Finance from the University of Texas. Mr. Lamensdorf has earned the right to use the Chartered Financial Analyst designation.

Long/Short Healthcare Fund

Long/Short Healthcare Fund’s portfolio is managed by Michael D. Gregory, a Portfolio Manager of CBCM. Prior to joining CBCM in 2010, Mr. Gregory most recently spent four years as a CEO and Portfolio Manager at Cummings Bay Capital Management LLC, which he founded in 2006 and where he managed a long/short healthcare equity hedge fund. Starting in July 2005, Mr. Gregory worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund, and prior to that he worked at Iroquois Capital Management LLC from May 2000 to June 2005. He holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business.

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The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Funds.

Underwriter of the Funds

Each Fund’s shares are offered for sale through BNY Mellon Distributors Inc. (the “Underwriter”), 760 Moore Road, King of Prussia, Pennsylvania 19406. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds I — (Fund Name), P.O. Box 9840, Providence, RI 02940.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of such Fund’s portfolio securities is available (i) in the SAI and (ii) on the Funds’ website at http://www.highlandfunds.com.

HOW TO BUY SHARES

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or other financial intermediary that has entered into an agreement with the Underwriter with respect to the sale of shares of the Funds (a “Financial Advisor”), or BNY, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact Highland if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open an account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Funds:

Method	Instructions

Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.

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Method	Instructions

By check (new account)(1)	For new accounts, send to the applicable Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By check (existing account)(1)	For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by Highland for shares of the same class of a Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call (877) 665-1287.
By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-866-202-2263 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://www.hcmlp.com/Retail/Forms/Default.aspx
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds I — (Fund Name), at the address noted below.(2) After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.

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Method	Instructions

By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at (877) 665-1287 or visit the Funds’ website (http://www.highlandfunds.com).

(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

(2)	Regular Mail: Send to “Highland Funds I — (Fund Name),” P.O. Box 9840, Providence, RI 02940. Overnight Mail: Send to “Highland Funds I — (Fund Name),” 4400 Computer Drive, Westborough, MA 01581-1722.

Investment Minimums*

Floating Rate Opportunities Fund
Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50
Long/Short Equity Fund and Long/Short Healthcare Fund
Initial Investment	$5,000
Subsequent Investments	$50
Automatic Investment Plan**	$50

*	For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and satisfy the initial investment minimum.

Each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

The Fund offers several different types of individual retirement account (“IRA”) plans, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. BNY

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Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, please call the Fund at (877) 665-1287.

SHAREOWNER GUIDE — HOW TO INVEST IN THE HIGHLAND FUNDS

The Highland Funds offer different classes of Fund shares, each of which has different expenses and other characteristics. The following are some of the main characteristics of Highland’s Class A, Class B and Class C Shares.

Choosing a Share Class

Floating Rate Opportunities Fund offers three classes of shares in this Prospectus — Class A, Class B and Class C Shares. The Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares. Long/Short Equity Fund and Long/Short Healthcare Fund offer two classes of shares in this Prospectus — Class A and Class C Shares. Each share class has its own sales charge and expense structure. Determining which share class is best for you depends on the dollar amount you are investing and the number of years for which you are willing to invest. Purchases of $1 million or more cannot be made in Class C Shares. Based on your personal situation, your Financial Advisor can help you decide which class of shares makes the most sense for you. Your Financial Advisor is entitled to receive compensation for purchases made through him or her and may receive differing compensation for selling different classes of shares. The Funds also offer exclusively to certain institutional and other eligible investors one additional class of shares, Class Z Shares, which are made available through a separate prospectus.

Sales Charges

You may be subject to an initial sales charge when you purchase shares or a CDSC when you redeem your shares. These sales charges are described below. In certain circumstances, the sales charges may be waived, as described below and in the SAI.

Class A Shares

Your purchases of Class A Shares are made at the public offering price for these shares, that is, the NAV per share for Class A Shares plus a front-end sales charge that is based on the amount of your initial investment when you open your account. The front-end sales charge you pay on an additional investment is based on your total net investment in the Fund, including the amount of your additional purchase. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. As shown in the tables below, a portion of the sales charge is paid as a commission to your Financial Advisor on the sale of Class A Shares. The total amount of the sales charge, if any, differs depending on the amount you invest as shown in the tables below.

	Sales Charge
Floating Rate Opportunities Fund			% of
	As a % of		Offering
	the Public	As a % of	Price Paid to
	Offering	Your Net	Financial
Amount Invested	Price	Investment	Advisor

Less than $100,000	3.50%	3.63%	3.25%
$100,000 to $500,000	2.25%	2.30%	2.00%
$500,001 to $1,000,000	1.25%	1.27%	1.00%
Greater than $1,000,000*	None	None	**

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Long/Short Equity Fund and Long/Short Healthcare Fund	Sales Charge
			% of
	As a % of		Offering
	the Public	As a % of	Price Paid to
	Offering	Your Net	Financial
Amount Invested	Price	Investment	Advisor

Less than $50,000	5.50%	5.82%	4.75%
$50,000 to $99,999	4.25%	4.44%	3.75%
$100,000 to $249,999	3.25%	3.36%	2.75%
$250,000 to $499,999	2.25%	2.30%	1.75%
$500,000 to $999,999	1.75%	1.78%	1.50%
Greater than $1,000,000*	None	None	**

Class A Shares bought without an initial sales charge in accounts aggregating $1 million or more at the time of purchase are subject to a 1.00% CDSC if the shares are sold within 18 months of purchase. Subsequent Class A Share purchases that bring your account value above $1 million are not subject to a front-end sales charge, but are subject to a CDSC if redeemed within 18 months of purchase. The 18-month period begins on the day the purchase is made. The CDSC does not apply to load waived shares purchased for certain retirement plans or other eligible fee-based programs.

**	For Class A Share purchases of $1 million or more, Financial Advisors receive a cumulative commission from the Underwriter as follows:

% Offering Price Paid to
Amount Purchased	Financial Advisor

Less than $3 million	0.50%
$3 million to less than $5 million	0.40%
$5 million to less than $25 million	0.25%
$25 million or more	0.12%

Reduced Class A Sales Charges for Larger Investments

You may pay a lower sales charge when purchasing Class A Shares through Rights of Accumulation, which work as follows: if the combined value (determined at the current public offering price) of your accounts in all classes of shares of a Fund and other Participating Funds (as defined below) maintained by you, your spouse or your minor children, together with the value (also determined at the current public offering price) of your current purchase, reaches a sales charge discount level (according to the above chart), your current purchase will receive the lower sales charge, provided that you have notified the Underwriter and your Financial Advisor, if any, in writing of the identity of such other accounts and your relationship to the other account holders and submitted information (such as account statements) sufficient to substantiate your eligibility for a reduced sales charge. Such reduced sales charge will be applied upon confirmation of such shareholders’ holdings by the Transfer Agent. A Fund may terminate or amend this Right of Accumulation at any time without notice. As used herein, “Participating Funds” refers to any series of Highland Funds I, Highland Funds II and the Money Market Fund (each as defined below under “Exchange of Shares”) and registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees.

You may also pay a lower sales charge when purchasing Class A Shares and shares of other Participating Funds by signing a Letter of Intent within 90 days of your purchase. By doing so, you would be able to pay the lower sales charge on all purchases by agreeing to invest a total of at least $100,000 within 13 months. If your Letter of Intent purchases are not completed within 13 months, your account will be adjusted by redemption of the amount of shares

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needed to pay the higher initial sales charge level for the amount actually purchased. Upon your request, a Letter of Intent may reflect purchases within the previous 90 days. See the SAI for additional information about this privilege.

In addition, certain other investors may purchase shares at a reduced sales charge or NAV, which is the value of a Fund share excluding any sales charges. See the SAI for a description of these situations.

Each Fund makes available free of charge on its website (http://www.highlandfunds.com) information regarding its sales charges, arrangements that result in breakpoints of the sales charges, the methods used to value accounts in order to determine whether an investor has met a breakpoint and the information investors must provide to verify eligibility for a breakpoint. Hyperlinks that facilitate access to such information are available on the Funds’ website.

Class B Shares

The Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares at NAV. Class B Shares carry a CDSC that is imposed only on shares redeemed within five years of purchase as shown in the chart below. Class B Shares received through reinvestment of distributions are not subject to a CDSC.

% Deducted When
Holding Period After Purchase	Shares are Redeemed

Through first year	3.25%
Through second year	3.00%
Through third year	2.00%
Through fourth year	1.50%
Through fifth year	1.00%
Longer than five years	0.00%

Class B Shares automatically convert to Class A Shares after eight years.

Class C Shares

Your purchases of Class C Shares are made at the NAV per share for Class C Shares. Although Class C Shares have no front-end sales charge, they carry a CDSC of 1.00% that is applied to shares sold within the first year after they are purchased. After holding Class C Shares for one year, you may sell them at any time without paying a CDSC. Shares you purchase with reinvested dividends or other distributions are not subject to a sales charge. The Underwriter pays your Financial Advisor an up-front commission of 1.00% on sales of Class C Shares.

Distribution and Service Fees

Each Fund is authorized under separate distribution plans (each a “Plan” and collectively the “Plans”) to use the assets attributable to such Fund’s Class A, Class B and Class C Shares to finance certain activities relating to the distribution of shares to investors and maintenance of shareholder accounts. These activities include marketing and other activities to support the distribution of the Class A, Class B and Class C Shares and the services provided to you by your Financial Advisor. The Plans operate in a manner consistent with Rule 12b-1 under the 1940 Act, which regulates the manner in which an open-end investment company may directly or indirectly bear the expenses of distributing its shares.

Under the Plans, distribution and service fees paid by each Fund to the Underwriter will be at an annual rate of 0.35% of average daily net assets attributable to Class A Shares, 0.70% of average daily net assets attributable to Class B Shares, 0.85% of average daily net assets attributable to Class C Shares of Floating Rate Opportunities Fund and 1.00% of average daily net assets attributable to Class C Shares of Long/Short Equity Fund and Long/Short

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Healthcare Fund. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Funds. These payments may include fees payable to NexBank Securities, Inc., a FINRA member broker-dealer that is an affiliate of the Adviser. Because the distribution and service fees are payable regardless of the Underwriter’s expenses, the Underwriter may realize a profit from the fees. The Plans authorize any other payments by the Funds to the Underwriter and its affiliates to the extent that such payments might be construed to be indirect financing of the distribution of shares of the Funds. Because these fees are paid out of a Fund’s assets on an ongoing basis, these fees will increase the cost of your investment in the Fund. By purchasing a class of shares subject to higher distribution fees and service fees, you may pay more over time than on a class of shares with other types of sales charge arrangements. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the rules of FINRA.

The Plans will continue in effect from year to year so long as continuance is specifically approved at least annually by a vote of the Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds and who have no direct or indirect financial interest in the operation of the Plans or in any agreements related to the Plans (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Plans. The Plans may not be amended to increase the fees materially without approval by a vote of a majority of the outstanding voting securities of the relevant class of shares, and all material amendments of the Plans must be approved by the Trustees in the manner provided in the foregoing sentence. A Plan may be terminated with respect to a class at any time by a vote of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the relevant class of shares.

In addition to payments under the Plans, from time to time the Funds may pay broker-dealers and other intermediaries account-based fees for networking and account maintenance.

In addition, Highland and/or the Underwriter may, from time to time, at their own expense out of their own financial resources, make cash payments to broker-dealers as an incentive to sell shares of the Funds and/or to promote retention of their customers’ assets in the Funds. Such cash payments may be calculated on sales of shares of the Funds (“Sales-Based Payments”) or on the average daily net assets of the Funds attributable to that particular broker-dealer (“Asset-Based Payments”). Each of Highland and/or the Underwriter may agree to make such cash payments to a broker-dealer in the form of either or both Sales-Based Payments and Asset-Based Payments. Highland and/or the Underwriter may also make other cash payments to broker-dealers in addition to or in lieu of Sales-Based Payments and Asset-Based Payments, in the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives of those broker-dealers and their families to places within or outside the United States; meeting fees; entertainment; transaction processing and transmission charges; advertising or other promotional expenses; allocable portions, based on shares of the Funds sold, of salaries and bonuses of registered representatives of an affiliated broker-dealer that is a Financial Advisor; or other expenses as determined in Highland’s or the Underwriter’s discretion, as applicable. In certain cases these other payments could be significant to the broker-dealers. Any payments described above will not change the price paid by investors for the purchase of the shares of the Funds, the amount that the Funds will receive as proceeds from such sales, or the amounts payable under the Plans. Each of Highland and/or the Underwriter determines the cash payments described above in its discretion in response to requests from broker-dealers, based on factors it deems relevant. Broker-dealers may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by law. Amounts paid by Highland and/or the Underwriter to any broker-dealer in connection with the distribution of any shares of the Funds will count towards the maximum imposed by FINRA on underwriter compensation in connection with the public offering of securities. In addition, Highland may utilize its own resources to compensate the Underwriter for distribution or service activities on behalf of the Funds. These payments are not reflected in the annual fund operating expenses section of the “Fees and Expenses” table for the Funds.

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Contingent Deferred Sales Charges (“CDSCs”)

As described above, certain investments in Class A, Class B and Class C Shares are subject to a CDSC. You will pay the CDSC only on shares you redeem within the prescribed amount of time after purchase. The CDSC is applied to the NAV at the time of purchase or redemption, whichever is lower. For purposes of calculating the CDSC, the start of the holding period is the date on which the purchase is made. Shares you purchase with reinvested dividends or capital gains are not subject to a CDSC. When shares are redeemed, the Funds will automatically redeem those shares (if any) not subject to a CDSC and then those you have held the longest. In certain circumstances, CDSCs may be waived, as described in the SAI.

Conversion Feature

Class B Shares, including any distributions earned on those shares, will automatically convert to Class A Shares after eight years. Conversion will be on the basis of the relative NAVs per share, without the imposition of any sales charge, fee or other charge.

Availability of Information

Information regarding sales charges of the Funds and the applicability and availability of discounts from sales charges is available free of charge through the Funds’ website at http://www.highlandfunds.com, which provides links to the Prospectus and SAI containing the relevant information.

REDEMPTION OF SHARES

Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact Highland if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds are intended for long-term investors and not for those who wish to trade frequently in shares of the Funds. The Funds believe that excessive short-term trading of shares of the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Board of Trustees has adopted policies and procedures that impose a 2.00% redemption fee (short-term trading fee) on Class A Shares, Class B Shares and Class C Shares that are redeemed or exchanged within two months or less after the date of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, is retained by each Fund, and does not benefit the Fund’s Adviser, Underwriter or any other third party. For purposes of computing the redemption fee, shares acquired first will be redeemed first. Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to a Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the

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shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) shares were purchased through programs that collect the redemption fees at the program level and remit them to a Fund, (iv) shares were purchased through programs that the Adviser or Sub-Adviser, as applicable, determines to have appropriate anti-short-term trading polices in place or as to which the Adviser or Sub-Adviser, as applicable, has received assurances that look-through redemption fee procedures or effective anti-short-term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems’ limitations and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These policies apply to investments made through Financial Advisors, including through programs utilizing omnibus accounts. The Funds seek to apply these policies uniformly.

Financial Advisors may impose short-term trading restrictions that differ from those of the Funds. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to: “Highland Funds I — (Fund Name),” P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call (877) 665-1287 for further details.

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Method	Instructions

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling (877) 665-1287 or visiting the Funds’ website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another series of Highland Funds I, Highland Funds II or the Money Market Fund (each as defined below under “Exchange of Shares”) or registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.
Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call (877) 665-1287 or visit http://www.highlandfunds.com for more information about this plan.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 (in the case of Floating Rate Opportunities Fund) or $5,000 (in the case of Long/Short Equity Fund and Long/Short Healthcare Fund) as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500 or $5,000, respectively.

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Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

EXCHANGE OF SHARES

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I and Highland Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Floating Rate Opportunities Fund shares and $5,000 ($25 for individual retirement accounts) of Long/Short Equity and Long/Short Healthcare Funds shares in order to satisfy such Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “Money Market Fund”), a money market mutual fund advised by BlackRock Institutional Management Corporation. The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Funds, Highland Funds II and the Money Market Fund may exchange their shares daily for shares of the same class of one of the Funds at the relative daily NAVs per share.

If the shares of the Funds or any Participating Fund (other than the Money Market Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the Money Market Fund; however, notwithstanding any statement above to the

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contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Money Market Fund and will be calculated without regard to the holding time of the Money Market Fund.

Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Funds and/or their shareholders. The Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Funds or if the Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

To exchange by telephone, call (877) 665-1287. Please have your account number and taxpayer identification number available when calling.

NET ASSET VALUE

The NAV per share of each Fund’s Class A Shares, Class B Shares and Class C Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation which approximates market value.

•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•	Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available may include

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securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to declare dividends on net investment income daily and pay them monthly and to pay any capital gain distributions on an annual basis. You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying the applicable Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of a Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or make any capital gain distributions.

TAXATION

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders (including shareholders owning large positions in the Funds), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

Each Fund has elected or intends to elect to be treated and intends to qualify annually as a RIC under Subchapter M of the Code and it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gains dividends (as defined below). Each Fund intends to distribute at least annually all or substantially all of its income and capital gains. Each Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any

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undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

Additionally, if for any taxable year a Fund does not qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. A Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Certain of a Fund’s investment practices, including derivative transactions, short sales and hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock and debt obligations issued or purchased at a discount, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Funds to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or other securities is deemed to occur; (vii) cause adjustments in the holding periods of the Funds’ securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of Floating Rate Opportunities Fund’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of these provisions, prevent a Fund’s disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a distressed debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains and losses recognized by a Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount and character of distributions made by a Fund. In addition, dividend, interest and other income received by a Fund from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by a Fund will reduce the return from such Fund’s investments. If at the end of the taxable year more than 50% of the value of a Fund’s assets consists of securities of foreign corporations and the Fund makes a

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special election, you will generally be required to include in income your share of the foreign taxes paid by such Fund. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make a special election for a taxable year even if it is eligible to do so. The Long/Short Equity Fund and the Long/Short Healthcare Fund do not expect that they will be eligible to elect to treat any foreign taxes they paid as paid by their shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns.

Distributions paid to you by a Fund from net realized long-term capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Floating Rate Opportunities Fund generally does not expect that a significant portion of Fund distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividend-received deduction for corporate shareholders.

If, for any taxable year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of a Fund. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution (other than a distribution of net investment income that is declared daily), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another Fund (another series of Highland Funds I, a series of Highland Funds II, the Money Market Fund or any other Participating Fund) or (ii) through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you

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have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

A Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or its agent) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUNDS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for Class A, Class B and Class C Shares. Beginning with the fiscal year ending in 2010, the Funds’ fiscal year end was changed from August 31 to June 30. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information shown below for Floating Rate Opportunities Fund is that of the Predecessor Fund, which reorganized into the Fund on June 13, 2011. Absent such reorganization, the Floating Rate Opportunities Fund would not have any financial information to disclose. This information has been derived from each Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in the Funds’ 2011 Annual Report. The Funds’ 2011 Annual Report is incorporated by reference into the Funds’ SAI. To request a Fund’s 2011 Annual Report, please call (877) 665-1287.

HIGHLAND FLOATING RATE OPPORTUNITIES FUND*

			Class A
	Class A		Shares		Class A	Class A	Class A	Class A
	Shares		Ten		Shares	Shares	Shares	Shares
	Year		Months		Year	Year	Year	Year
	Ended		Ended		Ended	Ended	Ended	Ended
	June 30,		June 30,		August 31,	August 31,	August 31,	August 31,
	2011		2010		2009	2008	2007	2006

Net Asset Value, Beginning of Period	$6.55		$5.98		$9.70	$11.75	$12.43	$12.19
Income from Investment Operations:
Net investment income(1)	0.27		0.18		0.51	0.90	1.00	0.96
Net realized and unrealized gain/(loss)(1)	0.46		0.57		(3.50)	(2.05)	(0.60)	0.22

Total from investment operations	0.73		0.75		(2.99)	(1.15)	0.40	1.18
Less Distributions Declared to Shareholders:
From net investment income	(0.32)		(0.06)		(0.73)	(0.89)	(1.01)	(0.94)
From net realized gains	—		—		—	(0.01)	(0.07)	—
From return of capital	—		(0.12)		—	—	—	—

Total distributions declared to shareholders	(0.32)		(0.18)		(0.73)	(0.90)	(1.08)	(0.94)
Net Asset Value, End of Period	$6.96		$6.55		$5.98	$9.70	$11.75	$12.43
Total return(2)	11.73	%(4)	12.68	%(3)	(30.25)%	(10.28)%	3.10%	10.08%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$264,385		$191,925		$219,010	$567,048	$1,050,738	$729,845
Total expenses excluding interest expense and commitment fee	2.18%		2.27%		1.87%	1.58%	1.33%	1.16%
Interest expense and commitment fee	0.47%		0.61%		1.08%	1.47%	1.06%	1.04%
Waiver/reimbursement	—		—		(0.01)%	(0.02)%	—	(0.04)%
Net expenses including interest expense and commitment fee(5)	2.65%		2.88%		2.94%	3.03%	2.39%	2.16%
Net investment income	3.97%		3.29%		8.09%	8.28%	8.05%	7.78%
Portfolio turnover rate	104%		57	%(3)	21%	22%	70%	61%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Total return is at NAV assuming all distributions are reinvested and no initial sales charge or CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	A late audit adjustment was made to NAV; however, performance was not recalculated using the adjusted NAV. Rather, total return is calculated using the NAV used for trading at the close of business on June 30, 2011.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

HIGHLAND FLOATING RATE OPPORTUNITIES FUND*

		Class B
	Class B	Shares		Class B	Class B	Class B	Class B
	Shares	Ten		Shares	Shares	Shares	Shares
	Year	Months		Year	Year	Year	Year
	Ended	Ended		Ended	Ended	Ended	Ended
	June 30,	June 30,		August 31,	August 31,	August 31,	August 31,
	2011	2010		2009	2008	2007	2006

Net Asset Value, Beginning of Period	$6.55	$5.98		$9.70	$11.75	$12.43	$12.19
Income from Investment Operations:
Net investment income(1)	0.25	0.16		0.49	0.86	0.96	0.92
Net realized and unrealized gain/(loss)(1)	0.45	0.58		(3.50)	(2.05)	(0.60)	0.22

Total from investment operations	0.70	0.74		(3.01)	(1.19)	0.36	1.14
Less Distributions Declared to Shareholders:
From net investment income	(0.29)	(0.06)		(0.71)	(0.85)	(0.97)	(0.90)
From net realized gains	—	—		—	(0.01)	(0.07)	—
From return of capital	—	(0.11)		—	—	—	—

Total distributions declared to shareholders	(0.29)	(0.17)		(0.71)	(0.86)	(1.04)	(0.90)
Net Asset Value, End of Period	$6.96	$6.55		$5.98	$9.70	$11.75	$12.43
Total return(2)	11.34%	12.36	%(3)	(30.50)%	(10.60)%	2.74%	9.70%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$18,575	$16,063		$20,660	$58,486	$95,122	$115,651
Total expenses excluding interest expense and commitment fee	2.53%	2.62%		2.22%	1.93%	1.68%	1.51%
Interest expense and commitment fee	0.47%	0.61%		1.08%	1.47%	1.06%	1.04%
Waiver/reimbursement	—	—		(0.01)%	(0.02)%	—	(0.04)%
Net expenses including interest expense and commitment fee(4)	3.00%	3.23%		3.29%	3.38%	2.74%	2.51%
Net investment income	3.62%	2.94%		7.74%	7.93%	7.70%	7.43%
Portfolio turnover rate	104%	57	%(3)	21%	22%	70%	61%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Total return is at NAV assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

HIGHLAND FLOATING RATE OPPORTUNITIES FUND*

			Class C
	Class C		Shares		Class C	Class C	Class C	Class C
	Shares		Ten		Shares	Shares	Shares	Shares
	Year		Months		Year	Year	Year	Year
	Ended		Ended		Ended	Ended	Ended	Ended
	June 30,		June 30,		August 31,	August 31,	August 31,	August 31,
	2011		2010		2009	2008	2007	2006

Net Asset Value, Beginning of Period	$6.55		$5.98		$9.70	$11.75	$12.43	$12.19
Income from Investment Operations:
Net investment income(1)	0.24		0.15		0.48	0.84	0.93	0.90
Net realized and unrealized gain/(loss)(1)	0.45		0.58		(3.50)	(2.04)	(0.59)	0.22

Total from investment operations	0.69		0.73		(3.02)	(1.20)	0.34	1.12
Less Distributions Declared to Shareholders:
From net investment income	(0.28)		(0.06)		(0.70)	(0.84)	(0.95)	(0.88)
From net realized gains	—		—		—	(0.01)	(0.07)	—
From return of capital	—		(0.10)		—	—	—	—

Total distributions declared to shareholders	(0.28)		(0.16)		(0.70)	(0.85)	(1.02)	(0.88)
Net Asset Value, End of Period	$6.96		$6.55		$5.98	$9.70	$11.75	$12.43
Total return(2)	11.16	%(4)	12.22	%(3)	(30.60)%	(10.73)%	2.50%	9.62%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$437,220		$332,355		$359,579	$784,597	$1,269,850	$816,720
Total expenses excluding interest expense and commitment fee	2.68%		2.77%		2.37%	2.08%	1.83%	1.66%
Interest expense and commitment fee	0.47%		0.61%		1.08%	1.47%	1.06%	1.04%
Waiver/reimbursement	—		—		(0.01)%	(0.02)%	—	(0.04)%
Net expenses including interest expense and commitment fee(5)	3.15%		3.38%		3.44%	3.53%	2.89%	2.66%
Net investment income	3.47%		2.79%		7.59%	7.78%	7.55%	7.28%
Portfolio turnover rate	104%		57	%(3)	21%	22%	70%	61%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into the Highland Floating Rate Opportunities Fund on June 13, 2011.

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Total return is at NAV assuming all distributions are reinvested and no CDSC. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	A late audit adjustment was made to NAV; however, performance was not recalculated using the adjusted NAV. Rather, total return is calculated using the NAV used for trading at the close of business on June 30, 2011.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

HIGHLAND LONG/SHORT EQUITY FUND

			Class A
	Class A		Shares		Class A		Class A		Class A
	Shares		Ten		Shares		Shares		Shares
	Year		Months		Year		Year		Period
	Ended		Ended		Ended		Ended		Ended
	June 30,		June 30,		August 31,		August 31,		August 31,
	2011		2010		2009		2008		2007(2)

Net Asset Value, Beginning of Period	10.68		$10.37		$10.50		$10.92		$10.00
Income from Investment Operations:
Net investment loss	(0.21	)(2)	(0.19	)(2)	(0.23	)(2)	(0.04	)(2)	(0.01)
Redemption fees added to paid-in capital	—	(2)(3)	0.01	(2)	0.01	(2)	—	(2)(3)	—(3)
Net realized and unrealized gain	0.93	(2)	0.59	(2)	0.10	(2)	0.04	(2)	0.93

Total from investment operations	0.72		0.41		(0.12)		—		0.92
Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.01)		(0.04)		—
From net realized gains	(0.30)		(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.30)		(0.10)		(0.01)		(0.42)		—
Net Asset Value, End of Period	$11.10		$10.68		$10.37		$10.50		$10.92
Total return(4)	6.62%		3.90	%(5)	(1.16)%		0.01%		9.20	%(5)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$286,581		$207,323		$56,364		$17,711		$16,757
Total operating expenses excluding interest expense	3.23%		3.49%		4.35%		4.33%		5.25%
Interest expense	—		—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(6)	1.98%		2.24%		2.50%		2.48%		2.95%
Dividends for short positions	0.41%		0.70%		0.59%		0.34%		0.01%
Net Expenses(6)	2.39%		2.94%		3.09%		2.82%		2.96%
Net investment loss	(1.89)%		(2.10)%		(2.30)%		(0.36)%		(0.41)%
Portfolio turnover rate	684%		496	%(5)	443%		206%		58	%(5)

(1)	The Fund commenced operations on December 5, 2006.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share.

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

HIGHLAND LONG/SHORT EQUITY FUND

			Class C
	Class C		Shares		Class C		Class C		Class C
	Shares		Ten		Shares		Shares		Shares
	Year		Months		Year		Year		Period
	Ended		Ended		Ended		Ended		Ended
	June 30,		June 30,		August 31,		August 31,		August 31,
	2011		2010		2009		2008		2007(1)

Net Asset Value, Beginning of Period	$10.48		$10.22		$10.42		$10.90		$10.00
Income from Investment Operations:
Net investment loss	(0.27	)(2)	(0.24	)(2)	(0.29	)(2)	(0.11	)(2)	(0.03)
Redemption fees added to paid-in capital	—	(2)(3)	0.01	(2)	0.01	(2)	—	(2)(3)	—	(3)
Net realized and unrealized gain	0.92(2)		0.59(2)		0.09(2)		0.03(2)		0.93

Total from investment operations	0.65		0.36		(0.19)		(0.08)		0.90
Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.01)		(0.02)		—
From net realized gains	(0.30)		(0.10)		—		(0.38)		—

Total distributions declared to shareholders	(0.30)		(0.10)		(0.01)		(0.40)		—
Net Asset Value, End of Period	$10.83		$10.48		$10.22		$10.42		$10.90
Total return(4)	6.18%		3.46	%(5)	(1.84)%		(0.74)%		9.00	%(5)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$79,243		$59,290		$19,585		$7,324		$5,109
Total operating expenses excluding interest expense	3.88%		4.14%		5.00%		4.98%		5.90%
Interest expense	—		—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(6)	2.63%		2.89%		3.15%		3.13%		3.60%
Dividends for short positions	0.41%		0.70%		0.59%		0.34%		0.01%
Net Expenses(6)	3.04%		3.59%		3.74%		3.47%		3.61%
Net investment loss	(2.54)%		(2.75)%		(2.95)%		(1.01)%		(1.06)%
Portfolio turnover rate	684%		496	%(5)	443%		206%		58	%(5)

(1)	The Fund commenced operations on December 5, 2006.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share.

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

HIGHLAND LONG/SHORT HEALTHCARE FUND

			Class A
	Class A		Shares		Class A		Class A
	Shares		Ten		Shares		Shares
	Year		Months		Year		Period
	Ended		Ended		Ended		Ended
	June 30,		June 30,		August 31,		August 31,
	2011		2010		2009		2008(1)

Net Asset Value, Beginning of Period	$11.19		$9.42		$10.30		$10.00
Income from Investment Operations:
Net investment loss	(0.15	)(2)	(0.51	)(2)	(1.37	)(2)	(0.03)
Redemption fees added to paid-in-capital	—	(2)(3)	—		0.02	(2)	—
Net realized and unrealized gain	3.06	(2)	2.28(2)		0.82	(2)	0.33

Total from investment operations	2.91		1.77		(0.53)		0.30
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—
From net realized gains	(0.35)		—		(0.35)		—

Total distributions declared to shareholders	(0.35)		—		(0.35)		—
Net Asset Value, End of Period	$13.75		$11.19		$9.42		$10.30
Total return(3)	26.63%		18.79	%(4)	(5.61)%		3.00	%(4)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$23,767		$2,042		$154		$155
Total operating expenses	2.61%		6.83%		15.35%		6.85%
Waiver/reimbursement	(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses(5)	1.42%		5.92%		13.73%		2.35%
Dividends for short positions	0.53%		0.03%		—		—
Net expenses(5)	1.95%		5.95%		13.73%		2.35%
Net investment loss	(1.26)%		(5.69)%		(13.29)%		(1.00)%
Portfolio turnover rate	1,553%		262	%(4)	23%		36	%(4)

(1)	The Fund commenced operations on May 5, 2008.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(4)	Not annualized.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement.

HIGHLAND LONG/SHORT HEALTHCARE FUND

			Class C
	Class C		Shares		Class C		Class C
	Shares		Ten		Shares		Shares
	Year		Months		Year		Period
	Ended		Ended		Ended		Ended
	June 30,		June 30,		August 31,		August 31,
	2011		2010		2009		2008(1)

Net Asset Value, Beginning of Period	$11.04		$9.33		$10.28		$10.00
Income from Investment Operations:
Net investment loss	(0.23	)(2)	(0.55	)(2)	(1.43	)(2)	(0.05)
Redemption fees added to paid-in-capital	—(2	)(3)	—		0.02		—
Net realized and unrealized gain	3.08(2)		2.26(2)		0.81(2)		0.33

Total from investment operations	2.85		1.71		(0.60)		0.28
Less Distributions Declared to Shareholders:
From net investment income	—		—		—		—
From net realized gains	(0.35)		—		(0.35)		—

Total distributions declared to shareholders	(0.35)		—		(0.35)		—
Net Asset Value, End of Period	$13.54		$11.04		$9.33		$10.28
Total return(3)	26.35%		18.33	%(4)	(6.32)%		2.80	%(4)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$6,075		$338		$145		$159
Total operating expenses	3.26%		7.48%		16.00%		7.50%
Waiver/reimbursement	(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses(5)	2.07%		6.57%		14.38%		3.00%
Dividends for short positions	0.53%		0.03%		—		—
Net expenses(5)	2.60%		6.60%		14.38%		3.00%
Net investment loss	(1.91)%		(6.34)%		(13.94)%		(1.65)%
Portfolio turnover rate	1,553%		262	%(4)	23%		36	%(4)

(1)	The Fund commenced operations on May 5, 2008.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(4)	Not annualized.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement.

MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of a Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling (877) 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

HIGHLAND FUNDS
managed by
Highland Capital Management, L.P.

Highland Funds
4400 Computer Drive
Westborough, MA 01581-1722

www.highlandfunds.com

More information about Highland Floating Rate Opportunities Fund, Highland Long/Short Equity Fund and Highland Long/Short Healthcare Fund (the "Funds"), each an investment portfolio of Highland Funds I (the "Trust"), is available without charge upon request through the following:

Statement of Additional Information (SAI)
The SAI, as it may be amended or supplemented from time to time, includes more detailed information about the Funds and is available, free of charge, on the Funds' website at www.highlandfunds.com. The SAI is on file with the SEC and is incorporated by reference into this Prospectus. This means that the SAI, for legal purposes, is a part of this Prospectus.

Annual and Semi-Annual Reports
Additional information about the Funds' investments will be available in the Funds' annual and semi-annual reports to shareholders, which are also available, free of charge, on the Funds' website at www.highlandfunds.com. In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

To Obtain More Information:

By Internet:
http://www.highlandfunds.com

By Telephone:
Call (877) 665-1287

By Mail:
Highland Funds
P.O. Box 9840
Providence, RI 02940

By Overnight Mail:
Highland Funds
4400 Computer Drive
Westborough, MA 01581-1722

From the SEC:
You can also obtain the SAI or the annual and semi-annual reports, as well as other information about the Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC. For information on the operation of the Public Reference Room, call 1-202-551-8090. You may request documents from the SEC, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov or by writing to:

Securities and Exchange Commission
Public Reference Section
Washington, DC 20549-1520

The Trust's Investment Company Act
Registration Number: 811-21866

Highland Floating Rate Opportunities Fund
Class Z - Ticker: HFRZX

Highland Long/Short Equity Fund
Class Z - Ticker: HEOZX

Highland Long/Short Healthcare Fund
Class Z - Ticker: HHCZX

Investment portfolios of Highland Funds I managed by
Highland Capital Management, L.P. ("Highland" or the "Adviser")

Prospectus
Class Z Shares
November 1, 2011

Although these securities have been registered with the Securities and Exchange Commission ("SEC"), the SEC has not approved or disapproved any shares offered in this Prospectus or determined whether this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Not FDIC Insured
May Lose Value
No Bank Guarantee

FLOATING RATE OPPORTUNITIES FUND

HIGHLAND FLOATING RATE OPPORTUNITIES FUND

Investment Objective

The investment objective of Highland Floating Rate Opportunities Fund (“Floating Rate Opportunities Fund” or the “Fund”) is to provide a high level of current income, consistent with preservation of capital.

Fees and Expenses for Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold Class Z Shares of the Fund.

Class Z

Shareholder Fees (fees paid directly from your investment)
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)(1)
Management Fees	1.07%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.23%
Interest Payments and Commitment Fees on Borrowed Funds	0.47%
Remainder of Other Expenses	0.76%
Total Annual Fund Operating Expenses	2.30%

(1)	Figures are based on borrowings of 20.42% of the Fund’s total assets (including the proceeds of such borrowing), the actual average amount of leverage utilized during the Fund’s prior fiscal period.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year, (iii) operating expenses remain the same and (iv) the Fund has borrowed an average of 20.42% of the Fund’s assets annually. Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years

Class Z:	$233	$718	$1,230	$2,636

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. The Fund is the successor to Highland Floating Rate Advantage Fund, a Delaware statutory trust, a closed-end interval fund with substantially similar investment objectives, strategies, and policies (the “Predecessor Fund”). During the fiscal year ended June 30, 2011, the portfolio turnover rate of the Predecessor Fund was 104% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund seeks to achieve its objective by investing directly and indirectly (e.g., through derivatives that are the economic equivalent of floating rate loans and other floating rate investments) at least 80% of its net assets (plus any borrowings for investment purposes) in floating rate loans and other securities deemed

1

FLOATING RATE OPPORTUNITIES FUND

to be floating rate investments. Floating rate investments are debt obligations of companies or other entities, the interest rates of which float or vary periodically based upon a benchmark indicator of prevailing interest rates. Floating rate investments may include, by way of example, floating rate debt securities, money market securities of all types and repurchase agreements with remaining maturities of no more than 60 days.

Floating rate loans in which the Fund invests are expected to be adjustable rate senior loans (“Senior Loans”) to domestic or foreign corporations, partnerships and other entities that operate in a variety of industries and geographic regions (“Borrowers”). Senior Loans are business loans that have a right to payment senior to most other debts of the Borrower. Senior Loans generally are arranged through private negotiations between a Borrower and several financial institutions (the “Lenders”) represented in each case by one or more such Lenders acting as agent (the “Agent”) of the several Lenders. On behalf of the Lenders, the Agent is primarily responsible for negotiating the loan agreement (“Loan Agreement”) that establishes the relative terms and conditions of the Senior Loan and rights of the Borrower and the Lenders.

The Fund may invest in securities of any credit quality. Senior Loans are typically below investment grade securities (also known as “high yield securities” or “junk securities”). Such securities are rated below investment grade by a nationally recognized statistical rating organization (“NRSRO”) or are unrated but deemed by the Adviser to be of comparable quality. The Fund may invest without limitation in below investment grade or unrated securities, including in insolvent borrowers or borrowers in default.

The Fund may invest in participations (“Participations”) in Senior Loans, may purchase assignments (“Assignments”) of portions of Senior Loans from third parties, and may act as one of the group of Lenders originating a Senior Loan (“Primary Lender”). Senior Loans often are secured by specific assets of the Borrower, although the Fund may invest without limitation in Senior Loans that are not secured by any collateral. When the Fund acts as a Primary Lender, the Fund or the investment adviser could be subject to allegations of lender liability.

Senior Loans in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a spread.

In addition, the Fund may invest up to 20% of its total assets in equity or debt securities other than floating rate investments. The Fund may invest in equity securities of companies of any market capitalization, market sector or industry. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts and warrants to buy common stocks. The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

The Fund may invest in derivatives and may use derivatives as tools in the management of portfolio assets. The Fund may use derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps, options, warrants and forwards, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund may invest in derivative instruments, including for hedging and speculative purposes, to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”).

The Fund may also engage in short sales of securities.

The Fund may invest without limitation in securities (including loans) of non-U.S. issuers, including emerging market issuers. Such securities (including loans) may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units.

The Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. To the extent the Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds, the Fund will create financial leverage. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The foregoing percentage limitations and ratings criteria apply at the time of purchase of securities.

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FLOATING RATE OPPORTUNITIES FUND

The Fund is non-diversified as defined in the 1940 Act, but it will adhere to the diversification requirements applicable to regulated investment companies (“RICs”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk.  A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due. Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Currency Risk.  Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk.  The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Derivatives Risk.  Derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps, options, warrants and forwards, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty, for example, if the counterparty does not meet its obligations. Derivative contracts may expire worthless and the use of derivatives may result in losses to the Fund.

Emerging Markets Risk.  Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk.  Because it may purchase common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk.  The price movement of an exchange-traded fund (“ETF”) may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk.  The Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. The financial services industry is subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments financial services companies can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds, and can

3

FLOATING RATE OPPORTUNITIES FUND

fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Losses resulting from financial difficulties of borrowers can negatively affect financial services companies. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. This change may make it more difficult for the Adviser to analyze investments in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

High Yield Securities Risk.  The Fund’s ability to invest in high-yield debt securities (or “junk securities”) generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Illiquid and Restricted Securities Risk.  The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Interest Rate Risk.  When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed rate portfolio securities can be expected to decline. However, the Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited to the time that the interest rates on the Senior Loans in its portfolio are reset.

Regulatory Risk.  To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by the Fund may be adversely affected.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Limited Information Risk.  The types of Senior Loans in which the Fund will invest historically may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange-listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

Market Disruption Risk.  In recent years, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This

4

FLOATING RATE OPPORTUNITIES FUND

stress has resulted in unusual and extreme volatility in the equity and debt markets and in the prices of individual investments. These market conditions could add to the risk of short-term volatility of the Fund.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Non-Diversification Risk.  As a non-diversified fund for purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-Payment Risk.  Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the obligation experiencing non-payment and a potential decrease in the Net Asset Value (“NAV”) of the Fund.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements). These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Ongoing Monitoring Risk.  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. Financial difficulties of Agents can pose a risk to the Fund. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, a Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower.

Payment-in-Kind Securities Risk.  The value of payment-in-kind securities (“PIKs”) held by the Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance.

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date. Such prepayments may require the Fund to replace a debt security with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Risk of Substantial Redemptions.  If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Senior Loans Risk.  The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to many other below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries than other below investment grade securities in the event of a corporate reorganization or other restructuring. Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although, because their interest rates are adjusted for changes

5

FLOATING RATE OPPORTUNITIES FUND

in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest. The Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. The secondary market for loans is generally less liquid than the market for higher grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a loan, and could adversely affect the NAV of the Fund’s shares. The volume and frequency of secondary market trading in such loans varies significantly over time and among loans.

Short Sales Risk.  Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table for the Fund

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Z Shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. The Fund is the successor to Highland Floating Rate Advantage Fund, a Delaware statutory trust, a closed-end interval fund with substantially similar investment objective, strategies, and policies. The performance of the Fund’s Class Z shares provided in the chart and the table is that of the Predecessor Fund for all periods shown. Updated information on the Fund’s performance can be obtained by visiting http://www.hcmlp.com/Retail/FixedIncomeFunds/ Performance.aspx?classid=25 or calling 877-665-1287.

Annual Total Return(1)
(As of December 31 for Class Z Shares)

(1)	The Fund’s year-to-date total return for Class Z Shares through September 30, 2011 was (0.13)%.

The highest calendar quarter total return for Class Z Shares of the Fund was 12.12% for the quarter ended September 30, 2009 and the lowest calendar quarter total return was (33.72)% for the quarter ended December 31, 2008.

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FLOATING RATE OPPORTUNITIES FUND

Performance Table
Average Annual Total Returns for the period ended December 31, 2010

	1 Year	5 Year	10 Year

Floating Rate Opportunities Class Z Returns Before Taxes	8.68%	(3.81)%	1.83%
Return After Taxes on Distributions	7.88%	(6.42)%	(0.87)%
Return After Taxes on Distributions and Redemptions	5.63%	(4.53)%	0.08%
Credit Suisse Leveraged Loan Index (reflects no deduction for fees, expenses or taxes)	9.97%	4.42%	4.79%

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Highland Capital Management, L.P. serves as the investment adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Adviser

Greg Stuecheli	December, 2008*	Partner and Senior Portfolio Manager

*	Includes service as a portfolio manager of Highland Floating Rate Advantage Fund, the Predecessor Fund, for periods prior to June 13, 2011.

Purchase and Sale of Fund Shares

Purchase Minimums

Initial Investment	$2,500
Subsequent Investments	$50

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to Highland Funds I — Highland Floating Rate Opportunities Fund, P.O. Box 9840, Providence, RI 02940.

•	By calling BNY Mellon Investment Servicing (US) Inc. at l-877-665-1287

For important information about taxation and financial intermediary compensation, please turn to “Important Additional Information” on page 20 of this Prospectus.

7

LONG/SHORT EQUITY FUND

HIGHLAND LONG/SHORT EQUITY FUND

Investment Objective

The investment objective of Highland Long/Short Equity Fund (“Long/Short Equity Fund” or the “Fund”) is to seek consistent, above-average total returns primarily through capital appreciation, while also attempting to preserve capital and mitigate risk through hedging activities.

Fees and Expenses for Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold Class Z Shares of the Fund.

Class Z

Shareholder Fees (fees paid directly from your investment)
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)
Management Fees	2.45%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.84%
Dividend Expense on Short Sales	0.41%
Remainder of Other Expenses	0.43%
Acquired Fund Fees and Expenses	0.05%
Total Annual Fund Operating Expenses(1)	3.34%

(1)	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses remain the same Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years

Class Z:	$337	$1,027	$1,741	$3,631

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 684% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus the amount of any borrowings for investment purposes) in equity securities. Equity securities of U.S. or non-U.S. issuers in which the Fund may invest include common stocks, preferred stocks, convertible securities, depositary receipts, warrants

8

LONG/SHORT EQUITY FUND

to buy common stocks and “derivatives” (as defined below) on any of the foregoing securities. The Fund may invest in equity securities of issuers of any market capitalization. The Fund will generally take long and short positions in equity securities and the Adviser will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors. This is not a market-neutral strategy. In addition, the Fund may invest up to 20% of the value of its assets in a wide variety of other U.S. and non-U.S. non-equity securities and financial instruments, including but not limited to bonds and other debt securities, money market instruments, illiquid securities, cash and cash equivalents. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, including emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including options, futures, forwards and swaps (including credit default swaps) as tools in the management of portfolio assets. The Fund may use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for income enhancement, which is also known as speculation. The Fund has a policy to limit to 20% the portion of the Fund’s total assets that may be subject to derivative transactions or invested in derivative instruments.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk.

The Fund may seek additional income by making secured loans of its portfolio securities.

The Fund’s investment strategy utilizes a variety of methods to evaluate long and short equity investments of various market capitalizations to find securities that the Adviser believes offer the potential for capital gains. As part of this strategy, the Adviser seeks to invest in industries, sectors and securities that it believes are more attractive on either a relative basis or on an absolute basis. In addition to purchasing, or taking “long” positions in equity securities, the Fund’s investment strategy includes short selling, and may include investments in derivatives, exchange-traded funds, and/or fixed income securities.

The Adviser seeks to invest in the common equity of companies that the Adviser believes are trading below their intrinsic value. To do so, the Adviser will typically perform fundamental investment analysis, which may involve comparing the value of the company’s common equity to that of its: (a) historical and/or expected cash flows; (b) historical and/or expected growth rates; (c) historical and/or expected strategic positioning; and (d) historical and/or current valuation on an absolute basis or relative to its industry, the overall market and/or historical valuation levels. The Adviser may purchase securities of a company that the Adviser believes: (i) is undervalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has assets not fully valued by the marketplace; (iii) is experiencing strong underlying secular growth trends or strong visibility into growth prospects; (iv) has earnings estimates that the Adviser believes are too low or has the potential for long-term earnings growth; (v) has strong competitive barriers to entry; (vi) is experiencing strong business fundamentals; (vii) has a strong management team; (viii) will see increased multiple expansion or will benefit from sustainable economic dynamics; and/or (ix) may be subject to an identifiable catalyst that the Adviser believes will unlock value. The Adviser will typically focus on companies that are exhibiting one or more of these indicators. Technical analysis may also be used to help in the decision making process.

In selecting investments for long positions of the Fund, the Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spinoff of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from

9

LONG/SHORT EQUITY FUND

sustainable long-term economic dynamics, such as globalization of an issuer’s industry or an issuer’s increased focus on productivity or enhancement of services.

The Adviser may sell short securities of a company that the Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market exchange-traded fund (“ETF”). Technical analysis may be used to help in the decision making process.

The Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry and company contacts, consultants, company press releases, company conference calls, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, and news services. The Adviser will make investment decisions based on its analysis of a security’s value, and will also take into account its view of macroeconomic conditions and industry trends. The Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Adviser will seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily by short selling, and, to a lesser extent, through the use of derivatives.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Counterparty Risk.  A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Currency Risk.  Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Derivatives Risk.  Derivatives, such as futures, forwards, options, swaps (including credit default swaps) and foreign currency transactions, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty, for example, if the counterparty does not meet its obligations. Derivative contracts may expire worthless and the use of derivatives may result in losses to the Fund.

Emerging Markets Risk.  Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of

10

LONG/SHORT EQUITY FUND

trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk.  Because it purchases common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk.  The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk.  The Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Interest Rate Risk.  When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing securities generally declines.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Management Risk.  The Fund relies on Highland’s ability to achieve its investment objective. Highland may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

Market Disruption Risk.  In recent years, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Micro, Small and Mid-Cap Securities Risk.  Investments in securities of companies with micro, small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

Non-Diversification Risk.  As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements). These risks are magnified for

11

LONG/SHORT EQUITY FUND

investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance. During the last two fiscal years, the Fund has experienced high portfolio turnover rates.

Risk of Substantial Redemptions.  If substantial numbers of shares in the Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. The Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them.

Securities Lending Risk.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Short Sales Risk.  Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Z Shares from year to year and by showing how the Fund’s average annual returns for the Fund’s Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. Updated information on the Fund’s performance can be obtained by visiting http://www.hcmlp.com/Retail/AlternativeInvestmentFunds/Performance.aspx?classid=28 or by calling (877) 665-1287.

Annual Total Return(1)
(As of December 31 for Class Z Shares)

(1)	The Fund’s year-to-date total return for Class Z Shares through September 30, 2011 was (4.62)%.

The highest calendar quarter total return for Class Z Shares of the Fund was 10.43% (quarter ended September 30, 2009) and the lowest calendar quarter total return was (5.38)% (quarter ended September 30, 2008).

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LONG/SHORT EQUITY FUND

Performance Table
Average Annual Total Returns for the period ended December 31, 2010

		Since
		Inception
	1 Year	(12/5/06)

Long/Short Equity Fund — Class Z — Returns Before Taxes	4.99%	4.92%
Return After Taxes on Distributions	4.27%	4.36%
Return After Taxes on Distributions and Redemptions	3.26%	3.91%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 11/30/06)	15.08%	(0.47)%

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Highland Capital Management, L.P. serves as the investment adviser to the Fund. The portfolio managers for the Fund are:

Portfolio Managers	Managed the Fund Since	Title with Adviser

James D. Dondero	Inception	Co-Founder and President
Jonathan Lamensdorf	October 2008	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums

Initial Investment	$5,000
Subsequent Investments	$50

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to Highland Funds I — Highland Long/Short Equity Fund, P.O. Box 9840, Providence, RI 02940.

•	By calling BNY Mellon Investment Servicing (US) Inc. at l-877-665-1287

For important information about taxation and financial intermediary compensation, please turn to “Important Additional Information” on page 20 of this Prospectus.

13

LONG/SHORT HEALTHCARE FUND

HIGHLAND LONG/SHORT HEALTHCARE FUND

Investment Objective

The investment objective of Highland Long/Short Healthcare Fund (“Long/Short Healthcare Fund” or the “Fund”) is to seek long-term capital appreciation.

Fees and Expenses for Class Z Shares

The following tables describe the fees and expenses that you may pay if you buy and hold Class Z Shares of the Fund.

Class Z

Shareholder Fees (fees paid directly from your investment)
Exchange Fee (as % of amount exchanged within two months or less after date of purchase)	2.00%
Redemption Fee (as % of amount redeemed within two months or less after date of purchase)	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as % of the value of your investment)
Management Fees	1.20%
Distribution and Service (12b-1) Fees	None
Other Expenses	1.59%
Dividend Expense on Short Sales	0.53%
Remainder of Other Expenses	1.06%
Acquired Fund Fees and Expenses	0.06%
Total Annual Fund Operating Expenses(1)	2.85%

(1)	Total Annual Fund Operating Expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Expense Example.  This Example helps you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The Example assumes that (i) you invest $10,000 in the Fund for the time periods indicated and then sell or redeem all your shares at the end of those periods, (ii) your investment has a 5% return each year and (iii) operating expenses remain the same Your actual costs may be higher or lower.

Class	1 Year	3 Years	5 Years	10 Years

Class Z:	$288	$883	$1,504	$3,176

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the expense example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 1553% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal circumstances, at least 80% of the value of its total assets (net assets plus any borrowings for investment purposes) in securities of companies principally engaged in the design, development, production, sale, management or distribution of products, services or facilities used for or in connection with healthcare or medicine (“healthcare companies”). These healthcare companies include, among others, pharmaceutical firms, medical

14

LONG/SHORT HEALTHCARE FUND

supply companies, and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities. The Fund considers a company “principally engaged” in the healthcare industry if (i) it derives at least 50% of its revenues or profits from goods produced or sold, investments made or services performed in the healthcare industry, or (ii) at least 50% of its assets are devoted to such activities. The Fund generally will take long and short positions in securities of healthcare companies and Cummings Bay Capital Management, L.P. (“CBCM” or the “Sub-Adviser”) will vary the Fund’s long-short exposure over time based on its assessment of market conditions and other factors.

Although the Fund intends to invest primarily in common stocks of healthcare companies, it may also invest in preferred stocks, warrants, convertible securities, debt securities and other securities issued by such companies. The Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers, which may include, without limitation, emerging market issuers. Such securities may be denominated in U.S. dollars, non-U.S. currencies or multinational currency units. In addition, the Fund may invest up to 20% of the value of its total assets in a wide variety of securities and financial instruments, of all kinds and descriptions, issued by non-healthcare companies. The Fund may invest in securities of issuers of any market capitalization.

The Fund may invest in securities issued by other investment companies, including exchange-traded funds.

Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may be used as substitutes for securities in which the Fund can invest. The Fund may use derivatives, including future, forwards and swaps, including credit default swaps, options and foreign currency transactions, as tools in the management of portfolio assets. The Fund may also use derivatives, such as options and foreign currency transactions, to hedge various investments for risk management and for speculative purposes. The Fund has a policy to limit to 20% the portion of the Fund’s total assets that may be subject to derivative transactions or invested in derivative instruments.

The Fund may borrow an amount up to 33 1/3% (or such other percentage permitted by law) of its total assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may borrow for investment purposes, to meet redemption requests and for temporary, extraordinary or emergency purposes. The use of borrowing for investment purposes (i.e., leverage) increases both investment opportunity and investment risk. However, the Fund has no present intention to use borrowing for investment purposes.

The Fund’s investment strategy utilizes the analytical models of the Sub-Adviser to evaluate long and short securities of healthcare companies of varying market capitalizations and seeks to identify those securities the Sub-Adviser believes have the greatest potential for capital appreciation. The Sub-Adviser also seeks to take advantage of temporary market inefficiencies in order to boost the overall performance of the Fund.

In selecting investments for long positions of the Fund, the Sub-Adviser focuses on issuers that it believes: (i) have strong, free cash flow and pay regular dividends; (ii) have potential for long-term earnings per share growth; (iii) may be subject to a value catalyst, such as industry developments, regulatory changes, changes in management, sale or spin-off of a division or the development of a profitable new business; (iv) are well-managed; and (v) will benefit from sustainable long-term economic dynamics, such as globalization of demand for an issuer’s products or an issuer’s increased focus on productivity or enhancement of services.

The Sub-Adviser may sell short securities of a company that the Sub-Adviser believes: (i) is overvalued relative to normalized business and industry fundamentals or to the expected growth that the Sub-Adviser believes the company will achieve; (ii) has a faulty business model; (iii) engages in questionable accounting practices; (iv) shows declining cash flow and/or liquidity; (v) has earnings estimates which the Sub-Adviser believes are too high; (vi) has weak competitive barriers to entry; (vii) suffers from deteriorating industry and/or business fundamentals; (viii) has a weak management team; (ix) will see multiple contraction; (x) is not adapting to changes in technological, regulatory or competitive environments; or (xi) provides a hedge against the Fund’s long exposure, such as a broad based market exchange-traded fund (“ETF”). Technical analysis may be used to help in the decision making process.

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LONG/SHORT HEALTHCARE FUND

The Sub-Adviser generates investment ideas from a variety of different sources. These include, but are not limited to, screening software using both fundamental and technical factors, industry contacts, consultants, company press releases, company conference calls, conversations with company management teams, buy-side contacts, sell-side contacts, brokers, third-party research, independent research of financial and corporate information, third-party research databases, and news services. The Sub-Adviser will make investment decisions based on its analysis of the security’s value, and will also take into account its view of macroeconomic conditions and healthcare industry trends. The Sub-Adviser will make investments without regard to a company’s level of capitalization or the tax consequences of the investment (short or long term capital gains).

Once an investment opportunity is determined to be attractive as a stand-alone investment, the Sub-Adviser will evaluate the effect of adding that investment to the Fund’s portfolio. In doing so, the Sub-Adviser may seek to minimize the market-related portfolio volatility as well as the risk of a capital loss by hedging such risks primarily through the use of options and other derivatives.

The Fund is non-diversified as defined in the 1940 Act. The Fund is not intended to be a complete investment program.

Principal Risks

When you sell Fund shares, they may be worth less than what you paid for them. Consequently, you can lose money by investing in the Fund. No assurance can be given that the Fund will achieve its objective, and investment results may vary substantially over time and from period to period. An investment in the Fund is not appropriate for all investors.

Brief Operating History.  The Fund has a brief operating history. Therefore it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

Counterparty Risk.  A counterparty (the other party to a transaction or an agreement or the party with whom the Fund executes transactions) to a transaction with the Fund may be unable or unwilling to make timely principal, interest or settlement payments, or otherwise honor its obligations.

Credit Risk.  The issuers of certain securities might not be able to make interest and principal payments when due.

Currency Risk.  Fluctuations in exchange rates will adversely affect the value of the Fund’s foreign currency holdings and investments denominated in foreign currencies.

Debt Securities Risk.  The value of debt securities typically changes as interest rates fluctuate. During periods of rising interest rates, debt securities generally decline in value. Conversely, during periods of falling interest rates, debt securities generally rise in value. This kind of market risk is generally greater for Funds investing in debt securities with longer durations. The Fund’s ability to invest in high-yield debt securities generally subjects the Fund to greater risk than securities with higher ratings. Such securities are regarded by the rating organizations as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation.

Derivatives Risk.  Derivatives, such as futures, forwards, options, swaps (including credit default swaps) and foreign currency transactions, are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. Derivatives also expose the Fund to the credit risk of the derivative counterparty, for example, if the counterparty does not meet its obligations. Derivative contracts may expire worthless and the use of derivatives may result in losses to the Fund.

Emerging Markets Risk.  Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed below under “Non-U.S. Securities Risk” to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and

16

LONG/SHORT HEALTHCARE FUND

(iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Equity Securities Risk.  Because it purchases common stocks and other equity securities, the Fund is subject to the risk that stock prices will fall over short or long periods of time. In addition, common stocks represent a share of ownership in a company, and rank after bonds and preferred stock in their claim on the company’s assets in the event of bankruptcy.

ETF Risk.  The price movement of an ETF may not track the underlying index and may result in a loss. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Hedging Risk.  Although intended to limit or reduce investment risk, hedging strategies may also limit or reduce the potential for profit. There is no assurance that hedging strategies will be successful.

Illiquid and Restricted Securities Risk.  The Sub-Adviser may not be able to sell illiquid or restricted securities at the price it would like or may have to sell them at a loss.

Industry Concentration Risk.  Because the Fund normally invests at least 80% of the value of its assets in healthcare companies, the Fund’s performance largely depends on the overall condition of the healthcare industry and the Fund is susceptible to economic, political and regulatory risks or other occurrences associated with the healthcare industry.

Interest Rate Risk.  When interest rates decline, the value of fixed rate securities already held by the Fund can be expected to rise. Conversely, when interest rates rise, the value of existing securities generally declines.

Leverage Risk.  The Fund is authorized to borrow in an amount up to 33 1/3% of its total assets (including the amount borrowed). The use of leverage for investment purposes creates opportunities for greater total returns, but at the same time involves risks. Any investment income or gains earned with respect to the amounts borrowed that are in excess of the interest that is due on the borrowing will augment the Fund’s income. Conversely, if the investment performance with respect to the amounts borrowed fails to cover the interest on such borrowings, the value of the Fund’s shares may decrease more quickly than would otherwise be the case, and dividends on Fund shares could be reduced or eliminated. Interest payments and fees incurred in connection with such borrowings will reduce the amount of net income available for payment to Fund shareholders.

Management Risk.  The Fund relies on the Sub-Adviser’s ability to achieve its investment objective. The Sub-Adviser may be incorrect in its assessment of the intrinsic value of companies whose securities the Fund holds, which may result in a decline in the value of Fund shares.

Market Disruption Risk.  In recent years, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Fund.

Market Risk.  The Fund’s share price will fluctuate with changes in the market value of its portfolio securities. Many factors can affect this value and you may lose money by investing in the Fund.

Micro, Small and Mid-Cap Securities Risk.  Investments in securities of companies with micro, small or medium capitalization involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, fewer business lines and lack of public information.

Non-Diversification Risk.  As a non-diversified fund for the purposes of the 1940 Act, the Fund may invest a larger portion of its assets in the securities of fewer issuers than a diversified fund. A non-diversified fund’s investment in fewer issuers may result in the Fund’s shares being more sensitive to the economic results of those issuers. An investment in the Fund could fluctuate in value more than an investment in a diversified fund. This risk is particularly

17

LONG/SHORT HEALTHCARE FUND

pronounced for the Fund, which from time to time may own a very small number of positions, each of which is a relatively large portion of the Fund’s portfolio.

Non-U.S. Securities Risk.  Investments in securities of non-U.S. issuers involve certain risks not involved in domestic investments (for example, fluctuations in foreign exchange rates; future foreign economic, financial, political and social developments; different trading and settlement practices; less governmental supervision; and different accounting, auditing and financial recordkeeping standards and requirements). These risks are magnified for investments in issuers tied economically to emerging markets, the economies of which tend to be more volatile than the economies of developed markets. In addition, certain investments in non-U.S. securities may be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce the Fund’s yield on any such securities. See the “Taxation” section below.

Portfolio Turnover Risk.  High portfolio turnover will increase the Fund’s transaction costs and may result in increased realization of net short-term capital gains, higher taxable distributions and lower after-tax performance. During the last fiscal year, the Fund experienced a high portfolio turnover rate.

Securities Lending Risk.  Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. Also, there may be delays in recovery of securities loaned, losses in the investment of collateral, and loss of rights in the collateral should the borrower of the securities fail financially while holding the security.

Short Sales Risk.  Short sales that are not made “against-the-box” (as defined under “Description of Principal Investments”) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase.

An investment in the Fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. As with any mutual fund, there is no guarantee that the Fund will achieve its goal.

Risk/Return Bar Chart and Table

The bar chart and the performance table below provide an indication of the risks of investing in the Fund by showing changes in the performance of the Fund’s Class Z Shares for the most recent calendar year and by showing how the Fund’s average annual returns for the Fund’s Class Z Shares compared to those of a broad measure of market performance. As with all mutual funds, the Fund’s past performance (before and after taxes) does not predict how the Fund will perform in the future. Both the chart and the table assume the reinvestment of dividends and distributions. Updated information on the Fund’s performance can be obtained by visiting http://www.hcmlp.com/Retail/AlternativeInvestmentFunds/Performance.aspx?classid=37 or by calling (877) 665-1287.

Annual Total Return(1)
(As of December 31 for Class Z Shares)

(1)	The Fund’s year-to-date total return for Class Z Shares through September 30, 2011 was 6.68%.

The highest calendar quarter total return for Class Z Shares of the Fund was 16.27% (quarter ended December 31, 2009) and the lowest calendar quarter total return was (11.57)% (quarter ended March 31, 2009).

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LONG/SHORT HEALTHCARE FUND

Performance Table
Average Annual Total Returns for the period ended December 31, 2010

		Since
	1 Year	Inception

Long/Short Healthcare Fund — Class Z — Returns Before Taxes	14.33%	9.80%
Return After Taxes on Distributions	13.47%	9.05%
Return After Taxes on Distributions and Redemptions	9.58%	8.01%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 4/30/08)	15.08%	(1.30)%
Standard & Poor’s Healthcare Index (reflects no deduction for fees, expenses or taxes) (since inception return is shown since 4/30/08)	2.90%	2.15%

After-tax returns in the table above are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. For example, after-tax returns shown are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Portfolio Management

Highland Capital Management, L.P. serves as the investment adviser to the Fund. Cummings Bay Capital Management, L.P. serves as sub-adviser to the Fund. The portfolio manager for the Fund is:

Portfolio Manager	Managed the Fund Since	Title with Sub-Adviser

Michael D. Gregory	May 6, 2010	Portfolio Manager

Purchase and Sale of Fund Shares

Purchase Minimums

Initial Investment	$5,000
Subsequent Investments	$50

In general, you may redeem shares on any business day

•	Through your Financial Intermediary

•	By writing to Highland Funds I — Highland Long/Short Healthcare Fund, P.O. Box 9840, Providence, RI 02940.

•	By calling BNY Mellon Investment Servicing (US) Inc. at l-877-665-1287

For important information about taxation and financial intermediary compensation, please turn to “Important Additional Information” on page 20 of this Prospectus.

19

FLOATING RATE OPPORTUNITIES FUND
LONG/SHORT EQUITY FUND
LONG/SHORT HEALTHCARE FUND

IMPORTANT ADDITIONAL INFORMATION

Tax Information

Each Fund intends to make distributions that may be taxable to you as ordinary income or capital gains, except when your investment is in an IRA, 401(k) plan or other tax-advantaged arrangement.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

DESCRIPTION OF PRINCIPAL INVESTMENTS

The following is a description of principal investment practices in which the Funds may engage. Any references to investments made by a Fund include those that may be made both directly by the Fund and indirectly by the Fund (e.g., through its investments in derivatives or other pooled investment vehicles). Not all Funds may engage in all practices described below. Please refer to the “Principal Investment Strategies” for each Fund for additional information regarding the practices in which a particular Fund may engage. Please see “Description of Principal Risks” below for the risks associated with each of the principal investment practices.

Assignments.  Floating Rate Opportunities Fund may purchase Assignments from Lenders. The purchaser of an Assignment typically succeeds to all the rights and obligations under the Loan Agreement of the assigning Lender and becomes a Lender under the Loan Agreement with the same rights and obligations as the assigning Lender.

Borrower Credit Ratings.  Floating Rate Opportunities Fund may invest all or substantially all of its assets in Senior Loans to Borrowers having outstanding debt securities rated below investment grade by a NRSRO and unrated debt securities of comparable quality. Debt securities rated below investment grade (or unrated debt securities of comparable quality) commonly are referred to as “junk” securities. The Fund seeks to invest in those Senior Loans with respect to which the Borrower, in the judgment of the Adviser, demonstrates one or more of the following characteristics: sufficient cash flow to service debt; adequate liquidity; successful operating history; strong competitive position; experienced management; and, with respect to collateralized Senior Loans, collateral coverage that equals or exceeds the outstanding principal amount of the Senior Loan. The Fund may, however, invest without limitation in loans that do not exhibit all or any of these characteristics. In addition, the Adviser will consider, and may rely in part on, the analyses performed by the Agent and other Lenders, including such persons’ determinations with respect to collateral securing a Senior Loan.

Borrowing.  Each Fund may borrow an amount up to 33 1/3% of its total assets (including the amount borrowed). A Fund may borrow for investment purposes, to meet repurchase requests and for temporary, extraordinary or emergency purposes. To the extent a Fund borrows more money than it has cash or short-term cash equivalents and invests the proceeds in Senior Loans, a Fund will create financial leverage. It will do so only when it expects to be able to invest the proceeds at a higher rate of return than its cost of borrowing. The use of borrowing for investment purposes increases both investment opportunity and investment risk.

The following table is designed to illustrate the effect on Floating Rate Opportunities Fund’s return from the leverage created by the Fund’s use of borrowing, using the interest rate of 1.39% (which is the rate of the Predecessor Fund’s outstanding borrowings as of June 30, 2011; the Fund’s outstanding borrowings, however, are subject to a variable interest rate which may rise or fall over time), assuming the Fund has used leverage by borrowing an amount equal to 20.42% of the Fund’s total assets (including the amount borrowed) and assuming hypothetical annual returns

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(net of expenses) on the Fund’s portfolio of minus 10% to plus 10%. As the table shows, leverage generally increases the return to shareholders when portfolio return is positive and decreases return when the portfolio return is negative.

Portfolio return, net of expenses	(10)%	(5)%	0%	5%	10%
Corresponding return to shareholders	(12.92)%	(6.64)%	(0.36)%	5.93%	12.21%

The purpose of the above table is to assist investors in understanding the effects of financial leverage. The figures in the table are hypothetical and actual returns may be greater or lesser than those appearing in the table.

Because the management fees (including administration fees) paid to Highland are calculated on the basis of the Fund’s average daily managed assets, which include the proceeds of leverage, the dollar amount of the fees paid by the Fund to Highland will be higher (and Highland will be benefited to that extent) when leverage is utilized. Highland will utilize leverage only if it believes such action would result in a net benefit to the Fund’s shareholders after taking into account the higher fees and expenses associated with leverage (including higher management fees).

Bridge Financing.  Floating Rate Opportunities Fund may acquire interests in Senior Loans that are designed to provide temporary or “bridge” financing to a Borrower pending the sale of identified assets or the arrangement of longer-term loans or the issuance and sale of debt obligations. A Borrower’s use of a bridge loan involves a risk that the Borrower may be unable to locate permanent financing to replace the bridge loan, which may impair the Borrower’s perceived creditworthiness.

Commitments to Make Additional Payments.  A Lender may have obligations pursuant to a Loan Agreement to make additional loans in certain circumstances. Such circumstances may include, without limitation, obligations under revolving credit facilities and facilities that provide for further loans to Borrowers based upon compliance with specified financial requirements. Floating Rate Opportunities Fund currently intends to reserve against any such contingent obligation by segregating a sufficient amount of cash, liquid securities and liquid Senior Loans. The Fund will not purchase interests in Senior Loans that would require the Fund to make any such additional loans if the aggregate of such additional loan commitments would exceed 20% of the Fund’s total assets or would cause the Fund to fail to meet the diversification requirements set forth under the heading “Investment Restrictions” in the Statement of Additional Information (“SAI”).

Debt Restructuring.  Floating Rate Opportunities Fund may purchase and retain in its portfolio an interest in a Senior Loan to a Borrower that has filed for protection under the federal bankruptcy laws or has had an involuntary bankruptcy petition filed against it by its creditors. The Adviser’s decision to purchase or retain such an interest will depend on its assessment of the suitability of such investment for the Fund, the Borrower’s ability to meet debt service on Senior Loan interests, the likely duration, if any, of a lapse in the scheduled repayment of principal, and prevailing interest rates. At times, in connection with the restructuring of a Senior Loan either outside of bankruptcy court or in the context of bankruptcy court proceedings, the Fund may determine or be required to accept equity securities or junior debt securities in exchange for all or a portion of a Senior Loan interest. Depending upon, among other things, the Adviser’s evaluation of the potential value of such securities in relation to the price that could be obtained by the Fund at any given time upon sale thereof, the Fund may determine to hold such securities in its portfolio.

Debt Securities.  Each Fund may, but is not required to, invest in debt securities, including investment grade securities, below investment grade securities and other debt obligations. Each Fund also may invest in debt securities convertible into, or exchangeable for, common or preferred stock. Each Fund may also invest in fixed-income securities, including high-yield securities and U.S. government-issued fixed-income securities.

•	Investment Grade Securities. Each Fund may invest in a wide variety of bonds that are rated or determined by the Adviser or Sub-Adviser, as applicable, to be of investment grade quality of varying maturities issued by U.S. corporations and other business entities. Bonds are fixed or variable rate debt obligations, including bills, notes, debentures, money market instruments and similar instruments and securities. Bonds generally are used by corporations and other issuers to borrow money from investors for a variety of business purposes. The issuer

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pays the investor a fixed or variable rate of interest and normally must repay the amount borrowed on or before maturity.

•	Below Investment Grade Securities. Each Fund may invest in below investment grade securities (also known as “high-yield securities” or “junk securities”). Such securities may be fixed or variable rate obligations and are rated below investment grade (Ba/BB or lower) by a nationally recognized statistical rating organization or are unrated but deemed by the Adviser or Sub-Adviser, as applicable, to be of comparable quality. High-yield debt securities are frequently issued by corporations in the growth stage of their development, but also may be issued by established companies. These bonds are regarded by the rating organizations, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Such securities also are generally considered to be subject to greater risk than securities with higher ratings with regard to default rates and deterioration of general economic conditions. High-yield securities held by the Funds may include securities received as a result of a corporate reorganization or issued as part of a corporate takeover.

Depositary Receipts.  Each Fund may invest in American Depository Receipts (“ADRs”), American Depositary Shares (“ADSs”) and other depositary receipts. ADRs and ADSs are securities that represent an ownership interest in a foreign security. They are generally issued by a U.S. bank to U.S. buyers as a substitute for direct ownership of a foreign security and are traded on U.S. exchanges. ADRs may be available through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights with respect to the deposited security. Each Fund may invest in both sponsored and unsponsored ADRs.

Derivatives.  Each Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset, or market index. Futures and options are commonly used for traditional hedging purposes to attempt to protect a Fund from exposure to changing interest rates, securities prices, or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. The Funds may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The Funds may use these investments (i) as alternatives to direct long or short investment in a particular security, (ii) to adjust a Fund’s asset allocation or risk exposure, or (iii) for hedging purposes. The use by a Fund of credit default swaps may have a effect of creating a short position in a security. These investments can create investment leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Special tax considerations apply to a Fund’s use of derivatives. See the “Taxation” section below.

Equity Securities.  The Adviser or Sub-Adviser, as applicable, expects that a majority of each of Long/Short Equity Fund’s and Long/Short Healthcare Fund’s investments and a portion of Floating Rate Opportunities Fund’s investments will generally be in common stock of companies of varying sizes. The Adviser or Sub-Adviser, as applicable, believes preferred stock and convertible securities (e.g. debt securities convertible into, or exchangeable for common or preferred stock) of selected companies offer opportunities for capital appreciation as well as periodic income and may invest a portion of each Fund’s assets in such securities. The Adviser or Sub-Adviser, as applicable, will not rely on any specific rating criteria when deciding whether to invest a Fund’s assets in convertible securities. In addition to common stock, other securities with equity characteristics include depositary receipts and warrants.

Exchange-Traded Funds.  Each Fund may invest in ETFs. ETFs are mutual funds that are listed on various exchanges and seek to provide investment results that correspond generally to the performance of specified market indices.

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Fees.  Floating Rate Opportunities Fund may be required to pay or may receive various fees and commissions in connection with purchasing, selling and holding interests in Senior Loans. The fees normally paid by Borrowers may include three types: facility fees; commitment fees; and prepayment penalties. Facility fees are paid to the Lenders upon origination of a Senior Loan. Commitment fees are paid to Lenders on an ongoing basis based upon the undrawn portion committed by the Lenders of the underlying Senior Loan. Lenders may receive prepayment penalties when a Borrower prepays all or part of a Senior Loan. The Fund will receive these fees directly from the Borrower if the Fund is a Primary Lender, or, in the case of commitment fees and prepayment penalties, if the Fund acquires an interest in a Senior Loan by way of Assignment. Whether or not the Fund receives a facility fee from the Lender in the case of an Assignment, or any fees in the case of a Participation, depends upon negotiations between the Fund and the Lender selling such interests. When the Fund is an assignee, it may be required to pay a fee to, or forgo a portion of interest and any fees payable to it from, the Lender selling the Assignment. Occasionally, the assignor will pay a fee to the Fund based on the portion of the principal amount of the Senior Loan that is being assigned. A Lender selling a Participation to the Fund may deduct a portion of the interest and any fees payable to the Fund as an administrative fee prior to payment thereof to the Fund. The Fund may be required to pay over or pass along to a purchaser of an interest in a Senior Loan from the Fund a portion of any fees that the Fund would otherwise be entitled to.

Hedging.  A Fund may engage in “hedging,” the practice of attempting to offset a potential loss in one position by establishing an opposite position in another investment. Hedging strategies in general are usually intended to limit or reduce investment risk, but can also be expected to limit or reduce the potential for profit. For example, if a Fund has taken a defensive posture by hedging its portfolio, and stock or debt prices advance, the return to investors will be lower than if the portfolio has not been hedged. No assurance can be given that any particular hedging strategy will be successful, or that the Adviser or Sub-Adviser, as applicable, will elect to use a hedging strategy at a time when it is advisable. Special tax considerations apply to each Fund’s hedging transactions. See the “Taxation” section below.

Illiquid and Restricted Securities.  Each Fund may invest in illiquid and restricted securities. Restricted securities generally may not be resold without registration under the Securities Act of 1933, as amended (the “Securities Act”), except in transactions exempt from the registration requirements of the Securities Act. A security that may be restricted as to resale under federal securities laws or otherwise will not be subject to this percentage limitation if the Adviser or Sub-Adviser, as applicable, determines that the security is, at the time of acquisition, readily marketable. Illiquid securities are those that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities. Illiquid and restricted securities may offer higher returns and yields than comparable publicly-traded securities. However, a Fund may not be able to sell these securities when the Adviser or Sub-Adviser, as applicable, considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities may be illiquid; however, some restricted securities such as those eligible for resale under Rule 144A under the Securities Act may be treated as liquid.

Industry Concentration.  Long/Short Healthcare Fund invests primarily in securities issued by healthcare companies as defined in this Prospectus, which include, among others, pharmaceutical firms, medical supply companies and businesses that operate hospitals and other healthcare facilities, as well as companies engaged in medical, diagnostic, biochemical and other healthcare-related research and development activities.

Leverage.  To a limited extent, each Fund may increase the number and extent of “long” positions by borrowing (e.g., by purchasing securities on margin). Entering into short sales also increases a Fund’s use of leverage. The use of leverage increases both investment opportunity and risk.

Micro, Small and Mid-Cap Investments.  Each Fund may invest in companies of any market capitalization, including those with micro, small or medium capitalizations.

Net Asset Value Fluctuation.  When prevailing interest rates decline, the value of a portfolio invested in fixed rate obligations can be expected to rise. Conversely, when prevailing interest rates rise, the value of a portfolio invested in fixed rate obligations can be expected to decline. Although Floating Rate Opportunities Fund’s NAV will vary, the

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Fund’s policy of acquiring interests in floating or variable rate investments is expected to minimize fluctuations in NAV as a result of changes in interest rates. Accordingly, it may be expected that the value of the Fund’s investment portfolio will fluctuate significantly less than a portfolio of fixed rate, longer term obligations as a result of interest rate changes. However, changes in prevailing interest rates can be expected to cause some fluctuation in the Fund’s NAV. In addition to changes in interest rates, various factors, including defaults by or changes in the credit quality of Borrowers, will also affect the Fund’s NAV. A default or serious deterioration in the credit quality of a Borrower could cause a prolonged or permanent decrease in the Fund’s NAV. Long/Short Equity Fund and Long/Short Healthcare Fund will also be subject to these types of fluctuations to a limited extent.

Non-U.S. Securities and Emerging Markets.  Each of Long/Short Equity Fund and Long/Short Healthcare Fund may invest up to 50% of the value of its total assets in securities of non-U.S. issuers (“non-U.S. securities”), including investments in the securities of so-called emerging market issuers. Floating Rate Opportunities Fund may invest without limitation in securities of non-U.S. securities, including investments in the securities of so-called emerging market issuers. Such investment may include securities denominated in U.S. dollars, non-U.S. currencies or multinational currency units. Typically, non-U.S. securities are considered to be equity or debt securities issued by entities organized, domiciled or with a principal executive office outside the U.S., such as foreign corporations and governments. Non-U.S. securities may trade in U.S. or foreign securities markets. A Fund may make non-U.S. investments either directly by purchasing non-U.S. securities or indirectly by purchasing depositary receipts or depositary shares of similar instruments for non-U.S. securities. Depositary receipts are securities that are listed on exchanges or quoted in over-the-counter markets (“OTC”) in one country but represent shares of issuers domiciled in another country. Direct investments in foreign securities may be made either on foreign securities exchanges or in the OTC markets. Investing in non-U.S. securities involves certain special risk considerations, including currency risk, that are not typically associated with investing in securities of U.S. companies or governments.

Options.  The Funds may utilize options on securities, indices and currencies as part of their principal investment strategies. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. If an option written by a Fund expires unexercised, the Fund realizes on the expiration date a gain equal to the premium received by the Fund at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange-traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, underlying security, exercise price and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when a Fund desires. A Fund realizes an economic loss from a closing sale transaction if the premium received from the sale of the option is less than the premium it initially paid to purchase the option (plus transaction costs). A Fund realizes an economic loss from a closing purchase transaction if the cost of the closing purchase transaction (premium plus transaction costs) is greater than the premium initially received from writing the option.

Participations.  Floating Rate Opportunities Fund may invest without limit in Participations. The selling Lenders and other persons interpositioned between such Lenders and the Fund with respect to Participations will likely conduct their principal business activities in the financial services industry. The Fund may be more susceptible than an investment company that does not invest in Participations in Senior Loans to any single economic, political or regulatory occurrence affecting this industry. Persons engaged in this industry may be more susceptible than are persons engaged in some other industries to, among other things, fluctuations in interest rates, changes in the Federal Open Market Committee’s monetary policy, governmental regulations concerning such industries and concerning capital raising activities generally and fluctuations in the financial markets generally.

Participation by the Fund in a Lender’s portion of a Senior Loan typically will result in the Fund having a contractual relationship only with such Lender, not with the Borrower. As a result, the Fund may have the right to

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receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of payments from the Borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the Borrower with the terms of the Loan Agreement, nor any rights with respect to any funds acquired by other Lenders through set-off against the Borrower, and the Fund may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Participation. As a result, the Fund may assume the credit risk of both the Borrower and the Lender selling the Participation. In the event of the insolvency of the Lender selling a Participation, the Fund may be treated as a general creditor of the Lender, and may not benefit from any set-off between the Lender and the Borrower. The Fund will only acquire Participations from counterparties that are judged by the Adviser to present acceptable credit risk to the Fund.

Portfolio Maturity.  Floating Rate Opportunities Fund is not subject to any restrictions with respect to the maturity of Senior Loans held in its portfolio, and Senior Loans usually will have rates of interest that are redetermined periodically. Investment in Senior Loans with longer interest rate redetermination periods may increase fluctuations in the Fund’s NAV as a result of changes in interest rates. The Senior Loans in the Fund’s investment portfolio will typically have a dollar-weighted average days to reset until the next interest rate redetermination of 90 days or less. As a result, as short-term interest rates increase, interest payable to the Fund from its investments in Senior Loans should increase, and as short-term interest rates decrease, interest payable to the Fund from its investments in Senior Loans should decrease. The amount of time required to pass before the Fund will realize the effects of changing short-term market interest rates on its portfolio will vary with the dollar-weighted average time until the next interest rate redetermination on the Senior Loans in the investment portfolio. The Fund may utilize the investment practices described in this Prospectus to, among other things, shorten the effective interest rate redetermination period of Senior Loans in its portfolio. In such event, the Fund will consider such shortened period to be the interest rate redetermination period of the Senior Loan; provided, however, that the Fund will typically not invest in Senior Loans that permit the Borrower to select an interest rate redetermination period in excess of one year. Because most Senior Loans in the investment portfolio will be subject to mandatory and/or optional prepayment and there may be significant economic incentives for a Borrower to prepay its loans, prepayments of Senior Loans in the Fund’s investment portfolio may occur. Accordingly, the actual remaining maturity of the Fund’s investment portfolio invested in Senior Loans may vary substantially from the average stated maturity of the Senior Loans held in the Fund’s investment portfolio.

Prepayments.  Pursuant to the relevant Loan Agreement, a Borrower may be required, and may have the option at any time, to prepay the principal amount of a Senior Loan, often without incurring a prepayment penalty. In the event that like-yielding loans are not available in the marketplace, the prepayment of and subsequent reinvestment by Floating Rate Opportunities Fund in Senior Loans could have a materially adverse affect on the yield of the Fund’s investment portfolio. Prepayments may have a beneficial impact on income due to receipt of prepayment penalties, if any, and any facility fees earned in connection with reinvestment.

Primary Lender Transactions.  When Floating Rate Opportunities Fund is a Primary Lender, it will have a direct contractual relationship with the Borrower, may enforce compliance by the Borrower with the terms of the Loan Agreement and may under contractual arrangements among the Lenders have rights with respect to any funds acquired by other Lenders through set-off. A Lender also has full voting and consent rights under the applicable Loan Agreement. Actions subject to Lender vote or consent generally require the vote or consent of the holders of a majority or some greater specified percentage of the outstanding principal amount of the Senior Loan. Certain decisions, such as reducing the amount or increasing the time for payment of interest on or repayment of principal of a Senior Loan, or releasing collateral therefor, frequently require the unanimous vote or consent of all Lenders affected. When the Fund is a Primary Lender originating a Senior Loan, it may share in a fee paid by the Borrower to the Primary Lenders.

A number of judicial decisions in the United States and elsewhere have upheld the right of borrowers to sue lending institutions on the basis of various evolving legal theories (collectively termed “lender liability”). Generally, lender liability is founded upon the premise that an institutional lender has violated a duty (whether implied or

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contractual) of good faith and fair dealing owed to the borrower or has assumed a degree of control over the borrower resulting in a creation of a fiduciary duty owed to the borrower or its other creditors or shareholders. Because of the nature of certain of the Fund’s investments, the Fund or the Adviser could be subject to allegations of lender liability.

In addition, under common law principles that in some cases form the basis for lender liability claims, if a lending institution (i) intentionally takes an action that results in the under capitalization of a borrower to the detriment of other creditors of such borrower, (ii) engages in other inequitable conduct to the detriment of such other creditors, (iii) engages in fraud with respect to, or makes misrepresentations to, such other creditors or (iv) uses its influence as a stockholder to dominate or control a borrower to the detriment of other creditors of such borrower, a court may elect to subordinate the claim of the offending lending institution to the claims of the disadvantaged creditor or creditors, a remedy termed “equitable subordination.” As an owner of bank debt in reorganizing companies, the Fund could be subject to claims from creditors of a company that the Fund’s claim should be equitably subordinated, including as a result of actions or omissions by the Fund’s predecessors in interest.

Securities Lending.  Each Fund may make secured loans of its portfolio securities amounting to not more than one-third of its total assets, thereby realizing additional income. As a matter of policy, securities loans are made to unaffiliated broker-dealers, banks or other institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral in cash or securities of the U.S. government or its agencies at least equal at all times to the current market value of the securities subject to the loan. Collateral must be valued daily by the Adviser or Sub-Adviser, as applicable, and the borrower will be required to provide additional collateral should the market value of the loaned securities increase.

Senior Loans.  Floating Rate Opportunities Fund may invest in Senior Loans. Senior Loans generally are arranged through private negotiations between a Borrower and Lenders represented in each case by one or more Agents of the several Lenders. On behalf of the several Lenders, the Agent, which is frequently a commercial bank or other entity that originates the Senior Loan and the person that invites other parties to join the lending syndicate, will be primarily responsible for negotiating the Loan Agreement that establishes the relative terms, conditions and rights of the Borrower and the several Lenders. In larger transactions it is common to have several Agents; however, generally only one such Agent has primary responsibility for documentation and administration of a Senior Loan.

In a typical Senior Loan, the Agent administers the terms of the Loan Agreement and is responsible for the collection of principal and interest and fee payments from the Borrower and the apportionment of those payments to the credit of all Lenders that are parties to the Loan Agreement. The Fund generally will rely on the Agent to collect its portion of the payments on a Senior Loan. Furthermore, the Fund will rely on the Agent to use appropriate creditor remedies against the Borrower. Typically, under a Loan Agreement, the Agent is given broad discretion in monitoring the Borrower’s performance under the Loan Agreement and is obligated to use only the same care it would use in the management of its own property. Upon an event of default, the Agent typically will act to enforce the Loan Agreement after instruction from Lenders holding a majority of the Senior Loan. The Borrower compensates the Agent for the Agent’s services. This compensation may include special fees paid on structuring and funding the Senior Loan and other fees paid on a continuing basis. The practice of an Agent relying exclusively or primarily on reports from the Borrower may involve a risk of fraud by the Borrower.

Loan Agreements typically provide for the termination of the Agent’s agency status in the event that it fails to act as required under the relevant Loan Agreement, becomes insolvent, enters receivership of the Federal Deposit Insurance Corporation (“FDIC”), or, if not FDIC insured, enters into bankruptcy. Should an Agent, Lender or any other institution interpositioned between the Fund and the Borrower become insolvent or enter FDIC receivership or bankruptcy, any interest in the Senior Loan of any such interpositioned institution and any loan payment held by any such interpositioned institution for the benefit of the Fund should not be included in the estate of such interpositioned institution. If, however, any such amount were included in such interpositioned institution’s estate, the Fund would incur costs and delays in realizing payment or could suffer a loss of principal or interest. In such event, the Fund could experience a decrease in NAV.

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It is anticipated that the proceeds of the Senior Loans in which the Fund will acquire interests primarily will be used to finance leveraged buyouts, recapitalizations, mergers, acquisitions, stock repurchases, and, to a lesser extent, to finance internal growth and for other corporate purposes of Borrowers. Senior Loans have the most senior position in a Borrower’s capital structure, although some Senior Loans may hold an equal ranking with other senior securities and certain other obligations of the Borrower. The capital structure of a Borrower may include Senior Loans, senior and junior subordinated debt securities (which may include “junk” securities) and preferred and common stock issued by the Borrower, typically in descending order of seniority with respect to claims on the Borrower’s assets. Senior and junior subordinated debt is collectively referred to in this Prospectus as “junior debt securities.”

Senior Loans generally are secured by specific collateral. The Fund may invest without limitation in Senior Loans that are not secured by any collateral and, to the extent that the Fund invests a portion of its assets in Senior Loans that are not secured by specific collateral, the Fund will not enjoy the benefits associated with collateralization with respect to such Senior Loans, and such Senior Loans may pose a greater risk of nonpayment of interest or loss of principal than do collateralized Senior Loans. As discussed below, the Fund may also acquire warrants, equity securities and junior debt securities issued by the Borrower or its affiliates as part of a package of investments in the Borrower or its affiliates. The Fund may acquire interests in warrants, other equity securities or junior debt securities through a negotiated restructuring of a Senior Loan or in a bankruptcy proceeding of the Borrower.

In order to borrow money pursuant to a collateralized Senior Loan, a Borrower will typically, for the term of the Senior Loan, pledge assets as collateral. In addition, in the case of some Senior Loans, there may be additional collateral pledged in the form of guarantees by and/or securities of affiliates of the Borrowers. In some instances, a collateralized Senior Loan may be secured only by stock in the Borrower or its subsidiaries. Collateral may consist of assets that are not readily liquidated, and there is no assurance that the liquidation of such assets would satisfy fully a Borrower’s obligations under a Senior Loan. Similarly, in the event of bankruptcy proceedings involving the Borrower, the Lenders may be delayed or prevented from liquidating collateral or may choose not to do so as part of their participation in a plan of reorganization of the Borrower.

Loan Agreements may also include various restrictive covenants designed to limit the activities of the Borrower in an effort to protect the right of the Lenders to receive timely payments of interest on and repayment of principal of the Senior Loans. Breach of such a covenant, if not waived by the Lenders, is generally an event of default under the applicable Loan Agreement and may give the Lenders the right to accelerate principal and interest payments. The Adviser will consider the terms of restrictive covenants in deciding whether to invest in Senior Loans for the Fund’s investment portfolio. When the Fund holds a Participation in a Senior Loan, it may not have the right to vote to waive enforcement of a restrictive covenant breached by a Borrower. Lenders voting in connection with a potential waiver of a restrictive covenant may have interests different from those of the Fund, and such Lenders will not consider the interests of the Fund in connection with their votes.

Senior Loans in which the Fund will invest generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates generally are the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more major United States banks (“Prime Rate”) or the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. LIBOR generally is an average of the interest rates quoted by several designated banks as the rates at which such banks would offer to pay interest to major financial institution depositors in the London interbank market on U.S. dollar denominated deposits for a specified period of time. The CD rate generally is the average rate paid on large certificates of deposit traded in the secondary market. Senior Loans traditionally have been structured so that Borrowers pay higher premiums when they elect LIBOR, in order to permit Lenders to obtain generally consistent yields on Senior Loans, regardless of whether Borrowers select the LIBOR option or the Prime Rate option.

The Fund may invest in Participations in Senior Loans, may purchase Assignments of portions of Senior Loans from third parties and may act as one of the group of Primary Lenders.

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Senior Loan Ratings.  Floating Rate Opportunities Fund may invest all or substantially all of its assets in Senior Loans that are rated below investment grade, including Senior Loans rated CCC or below by S&P or Caa or below by Moody’s, and unrated Senior Loans of comparable quality.

Short Sales.  Each Fund generally will seek to hedge investments or realize additional gains through short sales. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. When the Fund makes a short sale, it must borrow the security sold short from a broker-dealer and deliver it to the buyer upon conclusion of the sale. The Fund will ordinarily have to pay a fee to borrow a security and is often obligated to repay the lender of the security any dividend or interest that accrues on the security during the period of the loan. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss.

Each Fund may sell a security short if it owns at least an equal amount of the security sold short or another security convertible or exchangeable for an equal amount of the security sold short without payment of further compensation (a short sale “against-the-box”). Each Fund also may engage in short sales that are not “against-the-box,” and will be subject to additional risks to the extent that it engages in short sales that are not “against-the-box.” A Fund’s loss on a short sale could theoretically be unlimited in cases where the Fund is unable, for whatever reason, to close out its short position. See “Taxation” below for special tax considerations associated with engaging in short sales.

Undervalued Stocks.  A stock is considered undervalued if the Adviser or Sub-Adviser, as applicable, believes it should be trading at a higher price than it is at the time of purchase. Factors considered may include, but are not limited to: price relative to earnings, price relative to cash flow and price relative to financial strength.

Portfolio Turnover.  A Fund’s rate of portfolio turnover will not be a limiting factor for the Adviser or Sub-Adviser, as applicable, in making decisions on when to buy or sell securities. Each Fund reserves full freedom with respect to portfolio turnover. The frequency of a Fund’s trading will vary from year to year, depending on market conditions. In periods when there are rapid changes in economic conditions or security price levels, portfolio turnover may be significantly higher than during times of economic and market price stability. Each Fund’s portfolio turnover rate may exceed 100% per year, and under certain market conditions may be substantially higher. A 100% annual turnover rate would occur, for example, if all the securities in the Fund’s portfolio were replaced once within a period of one year.

Temporary Defensive Positions.  When adverse market or economic conditions occur, a Fund may temporarily invest all or a portion of its total assets in defensive investments. Such investments may include fixed-income securities, high quality money market instruments, cash and cash equivalents. To the extent a Fund takes temporary defensive positions, it may not achieve its investment objective.

Additional Information.  The foregoing percentage limitations in each Fund’s investment strategies apply at the time of purchase of securities. The Board of Trustees may change any of the foregoing investment policies, including its investment objective and 80% investment policy, without shareholder approval. A Fund will provide shareholders with written notice at least 60 days prior to a change in its 80% investment policy.

DESCRIPTION OF PRINCIPAL RISKS

Factors that may affect a Fund’s portfolio as a whole are called “principal risks” and are summarized in this section. This summary describes the nature of these principal risks and certain related risks, but is not intended to include every potential risk. Unless otherwise specified, each principal risk summarized below applies to each Fund. The Funds could be subject to additional risks because the types of investments they make may change over time. The SAI includes more information about the Funds and their investments. Each Fund is not intended to be a complete investment program.

Brief Operating History.  Long/Short Healthcare Fund has a brief operating history. Therefore, it might not grow to an economically viable size and might be liquidated at a time that is not beneficial for all shareholders.

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Counterparty Risk.  Each Fund may engage in transactions in securities and financial instruments that involve counterparties. Under certain conditions, a counterparty to a transaction could default or the market for certain securities and/or financial instruments may become illiquid. For example, repurchase agreements are loans of money or arrangements under which the Fund purchases securities and the seller agrees to repurchase the securities within a specific time and at a specific price. The repurchase price is generally higher than the Fund’s purchase price, with the difference being income to the Fund. To limit the counterparty risk associated with such transactions, a Fund conducts business only with financial institutions judged by the Adviser or Sub-Adviser, as applicable, to present acceptable credit risk. The counterparty’s obligations under the repurchase agreement are collateralized with U.S. Treasury and/or agency obligations with a market value of not less than 100% of the obligations, valued daily. Collateral is held by the Fund’s custodian in a segregated, safekeeping account for the benefit of the Fund. Repurchase agreements afford the Fund an opportunity to earn income at low risk on temporarily available cash. If bankruptcy or insolvency proceedings commence with respect to the seller of the securities before repurchase of the securities under a repurchase agreement, the Fund may encounter delays and incur costs before being able to sell the securities. Such a delay may involve loss of interest or a decline in price of the securities. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the securities, the Fund may be required to return the securities to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.

Credit Risk.  The value of debt securities owned by a Fund may be affected by the ability of issuers to make principal and interest payments. If an issuer cannot meet its payment obligations or if its credit rating is lowered, the value of its debt securities may decline. This risk varies depending upon whether the issuers of the securities are corporations or domestic or foreign governments or their sub-divisions or instrumentalities and whether the particular note or other instrument held by a Fund has a priority in payment of principal and interest. U.S. government securities are subject to varying degrees of credit risk depending upon whether the securities are supported by the full faith and credit of the United States, supported by the ability to borrow from the U.S. Treasury, supported only by the credit of the issuing U.S. government agency, instrumentality, or corporation, or otherwise supported by the United States. Obligations issued by U.S. government agencies, authorities, instrumentalities or sponsored enterprises, such as Government National Mortgage Association, are backed by the full faith and credit of the U.S. Treasury, while obligations issued by others, such as Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal Home Loan Banks (“FHLBs”), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity’s own resources. No assurance can be given that the U.S. government would provide financial support to U.S. government agencies, authorities, instrumentalities or sponsored enterprises if it is not obligated to do so by law.

Currency Risk.  A portion of each Fund’s assets may be quoted or denominated in non-U.S. currencies. These securities may be adversely affected by fluctuations in relative currency exchange rates and by exchange control regulations. A Fund’s investment performance may be negatively affected by a devaluation of a currency in which the Fund’s investments are quoted or denominated. Further, the Fund’s investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

Debt Securities Risk.  The market prices of debt securities generally fluctuate inversely with changes in interest rates so that the value of investments in such securities can be expected to decrease as interest rates rise and increase as interest rates fall. Such changes may be greater among debt securities with longer maturities. Securities issued to finance corporate restructurings may have special credit risks because of the highly-leveraged conditions of the issuers, and such securities usually are subordinate to securities subsequently issued by the issuer. In addition, such issuers may lose experienced management as a result of the restructurings. Finally, the market price of such securities may be more volatile and expected benefits from restructuring may not materialize.

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•	Investment Grade Securities. Although more creditworthy and generally less risky than below investment grade securities, investment grade securities are still subject to market and credit risk. Investment grade securities are generally considered medium and high-quality securities. Some, however, may possess speculative characteristics, and may be more sensitive to economic changes and to changes in the financial condition of issuers.

•	Below Investment Grade Securities. Below investment grade securities (also known as “high-yield securities” or “junk bonds”) may be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with below investment grade securities owned by a Fund.

Derivatives Risk.  There are several risks associated with derivatives transactions. For example, there are significant differences between the securities and derivatives markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use derivatives involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. The use of derivative transactions may result in losses greater than if they had not been used, may require a Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. A Fund may enter into credit derivatives, such as credit default swaps and credit default index investments, including loan credit default swaps and loan credit default index swaps. The use by a Fund of credit default swaps may have the effect of creating a short position in a security. These investments can create investment leverage and may create additional investment risks that may subject a Fund to greater volatility than investments in more traditional securities. Derivative contracts may expire worthless. Special tax considerations apply to the Funds’ use of derivatives. See the “Taxation” section below.

Equity Securities Risk.  The market prices of equity securities owned by a Fund may go up or down, sometimes rapidly or unpredictably. The value of a security may decline for a number of reasons that may directly relate to the issuer, such as management performance, fundamental changes to the business, financial leverage, non-compliance with regulatory requirements and reduced demand for the issuer’s goods or services. The values of equity securities also may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. In addition to these risks, preferred stock and convertible

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securities are also subject to the risk that issuers will not make payments on securities held by a Fund, which could result in losses to the Fund. In addition, the credit quality of preferred stock and convertible securities held by a Fund may be lowered if an issuer’s financial condition changes, leading to greater volatility in the price of the security. The market value of convertible securities also tends to fall when prevailing interest rates rise.

Exchange-Traded Funds Risk.  The value of ETFs can be expected to increase and decrease in value in proportion to increases and decreases in the indices that they are designed to track. The volatility of different index tracking stocks can be expected to vary in proportion to the volatility of the particular index they track. ETFs are traded similarly to stocks of individual companies. Although an ETF is designed to provide investment performance corresponding to its index, it may not be able to exactly replicate the performance of its index because of its operating expenses and other factors. In addition, shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying investment company when the Fund invests in shares of another investment company.

Focused Investment Risk.  Floating Rate Opportunities Fund’s investments in Senior Loans arranged through private negotiations between a Borrower and several financial institutions may expose the Fund to risks associated with the financial services industry. Financial services companies are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments they can make and the interest rates and fees they can charge. Profitability is largely dependent on the availability and cost of capital funds and can fluctuate significantly when interest rates change. Because financial services companies are highly dependent on short-term interest rates, they can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations. Credit losses resulting from financial difficulties of borrowers can negatively affect financial services companies. Insurance companies can be subject to severe price competition. The financial services industry is currently undergoing relatively rapid change as existing distinctions between financial service segments become less clear. For instance, recent business combinations have included insurance, finance, and securities brokerage under single ownership. Some primarily retail corporations have expanded into the securities and insurance industries. Moreover, the federal laws generally separating commercial and investment banking have been repealed. These changes may make it more difficult for the Adviser to analyze loans in this industry. Additionally, the recently increased volatility in the financial markets and implementation of the recent financial reform legislation may affect the financial services industry as a whole in ways that may be difficult to predict.

Hedging Risk.  A Fund’s use of derivatives and other transactions, such as options, financial futures and options on financial futures, may involve risks not associated with other types of investments that the Fund intends to purchase and it is possible that a portfolio that utilizes hedging strategies may not perform as well as a portfolio that does not make use of such strategies. A Fund’s use of derivatives or other transactions to reduce risk involves costs and will be subject to the Adviser’s or Sub-Adviser’s ability, as applicable, to predict correctly changes in the relationships of such hedge instruments to the Fund’s portfolio holdings or other factors. No assurance can be given that the Adviser’s or Sub-Adviser’s judgment in this respect, as applicable, will be correct. In addition, no assurance can be given that a Fund will enter into hedging or other transactions (including hedging exposure to non-U.S. currency exchange rate risk) at times or under circumstances in which it may be advisable to do so. Although the Adviser or Sub-Adviser, as applicable, does not anticipate that derivatives or other such transactions will represent a significant component of each Fund’s investment strategy, each such Fund has a policy to limit to 20% the portion of its total assets that may be subject to such transactions or invested in such instruments.

A Fund’s positions in options and financial futures may be entered into and closed out only on a federally-licensed exchange that provides a market therefore, and there can be no assurance that a liquid market will exist for any particular option or futures contract. Because financial futures and related options markets generally impose limits on daily price movement, it is possible that the Adviser or Sub-Adviser, as applicable, would not be able to close out hedge positions promptly. The inability to close out options and futures positions could have an adverse impact on a Fund’s ability to hedge its securities effectively and might, in some cases, require the Fund to deposit substantial amounts of additional cash to meet applicable margin requirements. A Fund’s ability to hedge effectively through

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transactions in financial futures or options depends on the degree to which price movements, which include, in part, changes in interest rates in the Fund’s holdings correlate with price movements of the hedging instruments. Inasmuch as a Fund’s options and futures will not duplicate such underlying securities, the correlation will probably not be perfect. Consequently, the prices, which include, in part, changes in interest rates, of the securities being hedged may not move in the same amount as the hedging instrument. It is possible that there may be a negative correlation between the hedging instrument and the hedged securities, which would prevent a Fund from achieving the anticipated benefits of hedging transactions or may cause the Fund to realize losses and thus be in a worse position than if such strategies had not been used. Pursuant to regulations and/or published positions of the SEC, a Fund may be required to earmark liquid assets in an amount equal to the Fund’s daily marked-to-market value of its transactions in futures and options. To maintain this required margin, a Fund may have to sell portfolio securities at disadvantageous prices or times because it may not be possible to liquidate a position at a reasonable price. In addition, the earmarking of such assets will have the effect of limiting a Fund’s ability otherwise to invest those assets. Special tax considerations apply to the Fund’s hedging transactions. See the “Taxation” section below.

High Yield Securities Risk.  Below investment grade securities (also known as “high-yield securities” or “junk bonds”) may be speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. Below investment grade securities have greater credit and liquidity risk than more highly rated obligations and are generally unsecured and may be subordinate to other obligations of the obligor. The lower rating of high-yield securities reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic conditions (including, for example, a substantial period of rising interest rates or declining earnings) or both may impair the ability of the issuer to make payment of principal and interest. Many issuers of high-yield securities are highly leveraged and their relatively high debt to equity ratios create increased risks that their operations might not generate sufficient cash flow to service their obligations. Overall declines in the below investment grade bond and other markets may adversely affect such issuers by inhibiting their ability to refinance their obligations at maturity. Investments in obligations of issuers that are generally trading at significantly higher yields than had been historically typical of the applicable issuer’s obligations may include debt obligations that have a heightened probability of being in covenant or payment default in the future. Such investments generally are considered speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Typically such workout or bankruptcy proceedings result in only partial recovery of cash payments or an exchange of the defaulted security for other debt or equity securities of the issuer or its affiliates, which may in turn be illiquid or speculative. High-yield securities will be subject to certain additional risks to the extent that such obligations may be unsecured and subordinated to substantial amounts of senior indebtedness, all or a significant portion of which may be secured. Moreover, such obligations may not be protected by financial covenants or limitations upon additional indebtedness and are unlikely to be secured by collateral. See “Income Tax Considerations” in the SAI for a discussion of special tax consequences associated with below investment grade securities owned by Floating Rate Opportunities Fund. There is no limit on the percentage of assets that Floating Rate Opportunities Fund may invest in Senior Loans and other securities that are rated below investment grade or that are unrated but of comparable quality.

Illiquid and Restricted Securities Risk.  Restricted securities (i.e., securities acquired in private placement transactions) and illiquid securities may offer higher returns and/or yields than comparable publicly traded securities. The Funds, however, may not be able to sell these securities when the Adviser or Sub-Adviser, as applicable, considers it desirable to do so or, to the extent they are sold privately, may have to sell them at less than the price of otherwise comparable securities. Restricted securities are subject to limitations on resale which can have an adverse effect on the price obtainable for such securities. If, in order to permit resale, the securities are registered under the Securities Act, at a Fund’s expense, the Fund’s expenses would be higher. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible.

Industry Concentration Risk.  The performance of a Fund that may invest a significant portion of its assets in a particular sector or industry may be closely tied to the performance of companies in a limited number of sectors or industries. Companies in a single sector often share common characteristics, are faced with the same obstacles, issues

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and regulatory burdens and their securities may react similarly to adverse market conditions. The price movements of investments in a particular sector or industry may be more volatile than the price movements of more broadly diversified investments. Long/Short Equity Fund and Floating Rate Opportunities Fund may invest up to (but not including) 25% of its total assets in the securities of companies in one industry. Long/Short Healthcare Fund invests at least 80% of its total assets in healthcare companies. See “Regulatory Risk” below. A significant portion of healthcare services are funded or subsidized by the government, which means that changes in government policies, at the state or federal level, may affect the demand for healthcare products and services. Other risks include the possibility that regulatory approvals (which often entail lengthy application and testing procedures) will not be granted for new drugs and medical products, the chance of lawsuits against healthcare companies related to product liability issues, and the rapid speed at which many healthcare products and services become obsolete.

Because of Long/Short Healthcare Fund’s policy of investing primarily in securities issued by healthcare companies, the Fund is susceptible to economic, political or regulatory risks or other occurrences associated with the healthcare industry. The Fund faces the risk that economic prospects of healthcare companies may fluctuate dramatically because of changes in the regulatory and competitive environments.

Interest Rate Risk.  When interest rates decline, the value of fixed rate securities already held by a Fund can be expected to rise. Conversely, when interest rates rise, the value of existing fixed-rate portfolio securities can be expected to decline. However, Floating Rate Opportunities Fund will primarily invest in floating rate obligations, including Senior Loans, the rates on which periodically adjust with changes in market interest rates. Consequently, the Fund’s exposure to fluctuations in interest rates will generally be limited until the time that the interest rates on the Senior Loans in its portfolio are reset, but the Fund will be exposed at all times to fluctuations in interest rates with respect to the fixed rate investments in its portfolio, if any. Because market interest rates are currently near their lowest levels in many years, there is a greater than normal risk that the fixed rate investments in the Fund’s portfolio will decline in value due to rising interest rates. Each of Long/Short Equity Fund and Long/Short Healthcare Fund have no policy limiting the maturities of their investments. To the extent each of these Funds invests in fixed-rate debt securities with longer maturities, the Funds are subject to greater interest rate risk than funds investing solely in shorter-term fixed-rate debt securities. In addition, in a period of rising interest rates, the higher cost of any leverage employed by a Fund and/or increasing defaults by issuers of high-yield securities would likely exacerbate any decline in the Fund’s NAV. If an issuer of a debt security containing a redemption or call provision exercises either provision in a declining interest rate market, the Fund would likely replace the security with a security having a lower interest rate, which could result in a decreased return for shareholders.

To the extent that changes in market rates of interest are reflected not in a change to a base rate (such as LIBOR) but in a change in the spread over the base rate, which is payable on loans of the type and quality in which Floating Rate Opportunities Fund invests, the Fund’s NAV could be adversely affected. This is because the value of a Senior Loan is partially a function of whether the Senior Loan is paying what the market perceives to be a market rate of interest, given its individual credit and other characteristics. However, unlike changes in market rates of interest for which there is generally only a temporary lag before the portfolio reflects those changes, changes in a Senior Loan’s value based on changes in the market spread on Senior Loans in the Fund’s portfolio may be of longer duration.

Leverage Risk.  When deemed appropriate by the Adviser or Sub-Adviser, as applicable, and subject to applicable regulations, each Fund may use leverage in its investment program, including the use of borrowed funds and investments in certain types of options, such as puts, calls and warrants, which may be purchased for a fraction of the price of the underlying securities while giving the purchaser the full benefit of movement in the market of those underlying securities. While such strategies and techniques increase the opportunity to achieve higher returns on the amounts invested, they also increase the risk of loss. To the extent a Fund purchases securities with borrowed funds, its net assets will tend to increase or decrease at a greater rate than if borrowed funds are not used. The level of interest rates generally, and the rates at which such funds may be borrowed in particular, could affect the operating results of a Fund. If the interest expense on borrowings were to exceed the net return on the portfolio securities purchased with borrowed funds, a Fund’s use of leverage would result in a lower rate of return than if the Fund were not leveraged.

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If the amount of borrowings that a Fund may have outstanding at any one time is large in relation to its capital, fluctuations in the market value of the Fund’s portfolio will have disproportionately large effects in relation to the Fund’s capital and the possibilities for profit and the risk of loss will therefore be increased. Any investment gains made with the additional monies borrowed will generally cause the NAV of the Fund to rise more rapidly than would otherwise be the case. Conversely, if the investment performance of the investments acquired with borrowed money fails to cover their cost to the Fund, the NAV of the Fund will generally decline faster than would otherwise be the case. If the Fund employs leverage, the Adviser or Sub-Adviser, as applicable, will benefit because the Fund’s Average Daily Managed Assets will increase with leverage and the Adviser or Sub-Adviser, as applicable, is compensated based on a percentage of Average Daily Managed Assets.

Under the terms of any credit facility, a Fund may be required to, among other things, pledge some or all of its assets, limit its ability to pay distributions in certain circumstances, incur additional debts and engage in certain transactions. Such agreements could limit a Fund’s ability to pursue its investment strategies. The terms of any credit facility could be more or less restrictive than those described.

Limited Information Risk.  The types of Senior Loans in which Floating Rate Opportunities Fund will invest may not have been rated by a NRSRO, have not been registered with the SEC or any state securities commission, and have not been listed on any national securities exchange. Although the Fund will generally have access to financial and other information made available to the Lenders in connection with Senior Loans, the amount of public information available with respect to Senior Loans will generally be less extensive than that available for rated, registered or exchange listed securities. As a result, the performance of the Fund and its ability to meet its investment objective is more dependent on the analytical ability of the Adviser than would be the case for an investment company that invests primarily in rated, registered or exchange-listed securities.

Liquidity Risk.  At times, a major portion of any security may be held by relatively few institutional purchasers. Although each Fund generally considers such securities to be liquid because of the availability of an institutional market for such securities, under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund may find it more difficult to sell such securities when the Adviser or Sub-Adviser, as applicable, believes it advisable to do so or may be able to sell such securities only at prices lower than if the securities were more widely held. In such circumstances, a Fund also may find it more difficult to determine the fair value of such securities for purposes of computing the Fund’s NAV. Each Fund, in most instances, utilizes market transactions or an independent pricing service to determine the value of its securities. However, quotations from a pricing service (or other quotations) may not be a reliable indicator of the price the Fund could realize upon sale due to many factors, including, but not limited to, the number of active purchasers and sellers, variable economic and market conditions and changes in the financial condition (or perceived financial condition) of the issuer at the time of sale. As a result, pricing of a Fund’s securities does not rely solely on a price determined by an independent pricing service; other relevant information is also monitored and other valuation methodologies may be used as appropriate.

Management Risk.  A Fund’s ability to identify and invest in attractive opportunities is dependent upon the Adviser or Sub-Adviser, as applicable. If one or more key individuals leave, the Adviser or Sub-Adviser, as applicable, may not be able to hire qualified replacements or may require an extended time to do so. This situation could prevent a Fund from achieving its investment objectives.

Market Risk.  Because each Fund may purchase common stocks, each Fund is subject to the risk that stock prices will fall over short or long periods of time. The profitability of a Fund substantially depends upon the Adviser or Sub-Adviser, as applicable, correctly assessing the future price movements of stocks, bonds, loans, options on stocks, and other securities and the movements of interest rates. The Adviser or Sub-Adviser, as applicable, cannot guarantee that it will be successful in accurately predicting price movements. The performance of any investment is subject to numerous factors that are neither within the control of, nor predictable by, the Adviser or Sub-Adviser, as applicable. Such factors include a wide range of economic, political, competitive and other conditions that may affect investments in general or specific industries or companies. Certain events, such as terrorist attacks, wars and other geopolitical events, may have disruptive negative effects on securities markets and the Funds. Historically, the equity markets have

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moved in cycles, and the value of a Fund’s securities may change drastically from day to day. In recent years, the securities markets have become increasingly volatile, which may adversely affect the ability of a Fund to realize profits. As a result of the nature of a Fund’s investment activities, it is possible that the Fund’s financial performance may fluctuate substantially from period to period. Additionally, at any point in time an investment in a Fund may be worth less than the original investment, even after taking into account the reinvestment of dividends and distributions.

Micro, Small and Mid-Cap Securities Risk.  Securities issued by micro, small and mid-cap companies can be more volatile than, and perform differently from, securities issued by large-cap companies. There may be less trading in such companies’ securities and in smaller volumes, which means that buy and sell transactions in those securities could have a larger impact on the security’s price than is the case with large-cap securities. Such companies may have fewer business lines; changes in any one line of business, therefore, may have a greater impact on a micro, small or mid-cap security’s price than is the case for a large-cap security.

Market Disruption Risk.  Recently, domestic and international markets have experienced a period of acute stress starting in the real estate and financial sectors and then moving to other sectors of the world economy. This stress has resulted in unusual and extreme volatility in the equity markets and in the prices of individual stocks. These market conditions could add to the risk of short-term volatility of the Funds. During periods of extreme market volatility, prices of securities held by the a Fund may be negatively impacted due to imbalances between market participants seeking to sell the same or similar securities and market participants willing or able to buy such securities. As a result, the market prices of securities held by the a Fund could go down at times without regard to the financial condition of or specific events impacting the issuer of the security.

In addition, debt markets have experienced a period of high volatility, which has negatively impacted market liquidity conditions and prices. Initially, the concerns on the part of market participants were focused on the subprime segment of the mortgage-backed securities market. These concerns expanded to include derivatives, securitized assets and a broad range of other debt securities, including those rated investment grade, the U.S. and international credit and interbank money markets generally, and a wide range of financial institutions and markets, asset classes, and sectors. As a result, debt instruments have experienced, and may in the future experience, liquidity issues, increased price volatility, credit downgrades, and increased likelihood of default. These market conditions may have an adverse effect on a Fund’s investments and hamper the Fund’s ability to sell the debt securities in which it invests or to find and purchase suitable debt instruments. Market conditions may also make it more difficult or impossible for a Fund to use leverage to the degree required, or make any such leverage more expensive (for example, by increasing interest expense).

Non-Diversification Risk.  Due to the nature of each Fund’s investment strategy and its non-diversified status (for purposes of the 1940 Act), it is possible that a material amount of a Fund’s portfolio could be invested in the securities of one or a few issuers. Investing a significant portion of a Fund’s portfolio in one or a few issuers may result in the Fund’s shares being more sensitive to the economic results of those few issuers.

Non-Payment Risk.  Debt securities are subject to the risk of non-payment of scheduled interest and/or principal. Non-payment would result in a reduction of income to the Fund, a reduction in the value of the security experiencing non-payment and a potential decrease in the NAV of the Fund. There can be no assurance that the liquidation of any collateral would satisfy the Borrower’s obligation in the event of non-payment of scheduled interest or principal payments, or that such collateral could be readily liquidated. Moreover, as a practical matter, most Borrowers cannot satisfy their debts by selling their assets. Borrowers pay their debts from the cash flow they generate. This is particularly the case for Borrowers that are highly leveraged. Many of the debt securities purchased by the Fund will be to highly leveraged Borrowers. If the Borrower’s cash flow is insufficient to pay its debts as they come due, the Borrower is far more likely to seek to restructure its debts than it is to sell off assets to pay its Senior Loans. Borrowers may try to restructure their debts either by seeking protection from creditors under Chapter 11 of the U.S. Bankruptcy Code (the “Bankruptcy Code”) or negotiating a work out. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing a debt security. The Agent generally is responsible for determining that the Lenders have obtained a perfected security interest in the

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collateral securing the debt security. If a Borrower files for protection from creditors under Chapter 11 of the Bankruptcy Code, the Bankruptcy Code will impose an automatic stay that prohibits the Agent from liquidating collateral. The Agent may ask the bankruptcy court to lift the stay. As a practical matter, the court is unlikely to lift the stay if it concludes that the Borrower has a chance to emerge from the reorganization proceedings and the collateral is likely to hold most of its value. If the Lenders have a perfected security interest, the debt security will be treated as a separate class in the reorganization proceedings and will retain a priority interest in the collateral. Chapter 11 reorganization plans typically are the product of negotiation among the Borrower and the various creditor classes. Successful negotiations may require the Lenders to extend the time for repayment, change the interest rate or accept some consideration in the form of junior debt or equity securities. A work out outside of bankruptcy may produce similar concessions by senior lenders.

Non-U.S. Securities and Emerging Markets Risk.  Investing in non-U.S. securities involves certain risks not involved in domestic investments, including, but not limited to: fluctuations in foreign exchange rates (for non-U.S. securities not denominated in U.S. dollars); future foreign economic, financial, political and social developments; different legal systems; the possible imposition of exchange controls or other foreign governmental laws or restrictions; lower trading volume; much greater price volatility and illiquidity of certain non-U.S. securities markets; different trading and settlement practices; less governmental supervision; changes in currency exchange rates; high and volatile rates of inflation; fluctuating interest rates; less publicly available information; and different accounting, auditing and financial recordkeeping standards and requirements.

Because non-U.S. issuers are not generally subject to uniform accounting, auditing and financial reporting standards and practices comparable to those applicable to U.S. issuers, there may be less publicly available information about certain non-U.S. issuers than about U.S. issuers. Evidence of securities ownership may be uncertain in many foreign countries. Securities of non-U.S. issuers are generally less liquid than securities of comparable U.S. issuers. In certain countries, there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S. In addition, with respect to certain foreign countries, especially emerging market countries, there is the possibility of expropriation or confiscatory taxation, political or social instability, war, terrorism, nationalization, limitations on the removal of funds or other assets or diplomatic developments which could affect U.S. investments in those countries. Commissions (and other transaction costs) for non-U.S. securities are generally higher than those on U.S. securities. In addition, it is expected that the expenses for custodian arrangements of a Fund’s non-U.S. securities will be somewhat greater than the expenses for a fund that invests primarily in domestic securities. Certain investments in non-U.S. securities may also be subject to foreign withholding taxes on interest, dividends, capital gains or other income. Those taxes will reduce a Fund’s yield on any such securities.

The value of the non-U.S. securities held by a Fund that are not U.S. dollar-denominated may be significantly affected by changes in currency exchange rates. The U.S. dollar value of a foreign denominated non-U.S. security generally decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated and tends to increase when the value of the U.S. dollar falls against such currency. Currencies of certain countries may be volatile and therefore may affect the value of securities denominated in such currencies, which means that the Fund’s NAV or current income could decline as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. In addition, the value of a Fund’s assets may be affected by losses and other expenses incurred in converting between various currencies in order to purchase and sell foreign denominated non-U.S. securities, and by currency restrictions, exchange control regulation, currency devaluations and political and economic developments. Certain investments in non-U.S. securities also may be subject to foreign withholding taxes on dividends, interest, capital gain or other income. Those taxes will decrease a Fund’s yield on any such securities. See the “Taxation” section below. The foregoing risks often are heightened for investments in smaller, emerging capital markets. In addition, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.

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As a result of these potential risks, the Adviser or Sub-Adviser, as applicable, may determine that, notwithstanding otherwise favorable investment criteria, it may not be practicable or appropriate to invest in a particular country. A Fund may invest in countries in which foreign investors, including the Adviser or Sub-Adviser, as applicable, have had no or limited prior experience.

Investing in securities of issuers tied economically to emerging markets entails all of the risks of investing in securities of non-U.S. issuers detailed above to a heightened degree. These heightened risks include: (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) the smaller size of the markets for such securities and a lower volume of trading, resulting in lack of liquidity and in price volatility; (iii) greater fluctuations in currency exchange rates; and (iv) certain national policies that may restrict a Fund’s investment opportunities, including restrictions on investing in issuers or industries deemed sensitive to relevant national interests.

Ongoing Monitoring Risk.  On behalf of the several Lenders, the Agent generally will be required to administer and manage the Senior Loans and, with respect to collateralized Senior Loans, to service or monitor the collateral. In this connection, the valuation of assets pledged as collateral will reflect market value and the Agent may rely on independent appraisals as to the value of specific collateral. The Agent, however, may not obtain an independent appraisal as to the value of assets pledged as collateral in all cases. Floating Rate Opportunities Fund normally will rely primarily on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to collect principal of and interest on a Senior Loan. Furthermore, the Fund usually will rely on the Agent (where the Fund is a Primary Lender or owns an Assignment) or the selling Lender (where the Fund owns a Participation) to monitor compliance by the Borrower with the restrictive covenants in the Loan Agreement and notify the Fund of any adverse change in the Borrower’s financial condition or any declaration of insolvency. Collateralized Senior Loans will frequently be secured by all assets of the Borrower that qualify as collateral, which may include common stock of the Borrower or its subsidiaries. Additionally, the terms of the Loan Agreement may require the Borrower to pledge additional collateral to secure the Senior Loan, and enable the Agent, upon proper authorization of the Lenders, to take possession of and liquidate the collateral and to distribute the liquidation proceeds pro rata among the Lenders. If the terms of a Senior Loan do not require the Borrower to pledge additional collateral in the event of a decline in the value of the original collateral, the Fund will be exposed to the risk that the value of the collateral will not at all times equal or exceed the amount of the Borrower’s obligations under the Senior Loan. Lenders that have sold Participation interests in such Senior Loan will distribute liquidation proceeds received by the Lenders pro rata among the holders of such Participations. Unless, under the terms of the loan, the Fund has direct recourse against the Borrower, the Fund may have to rely on the Agent or other financial intermediary to apply appropriate credit remedies against a Borrower. The Adviser will also monitor these aspects of the Fund’s investments and, where the Fund is a Primary Lender or owns an Assignment, will be directly involved with the Agent and the other Lenders regarding the exercise of credit remedies.

Options Risk.  There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A transaction in options or securities may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund writes a covered call option, the Fund forgoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation and once an option writer has received an exercise notice, it must deliver the underlying security at the exercise price.

When a Fund writes a covered put option, the Fund bears the risk of loss if the value of the underlying stock declines below the exercise price minus the put premium. If the option is exercised, the Fund could incur a loss if it is required to purchase the stock underlying the put option at a price greater than the market price of the stock at the time of exercise plus the put premium the Fund received when it wrote the option. While the Fund’s potential gain in

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writing a covered put option is limited to distributions earned on the liquid assets securing the put option plus the premium received from the purchaser of the put option, the Fund risks a loss equal to the entire exercise price of the option minus the put premium.

Payment-in-Kind Securities Risk.  The value of PIKs held by Floating Rate Opportunities Fund may be more sensitive to fluctuations in interest rates than other securities. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Portfolio Turnover Risk.  A high rate of portfolio turnover (i.e., 100% or more) will result in increased transaction costs for a Fund in the form of increased dealer spreads and brokerage commissions. High portfolio turnover also could produce higher taxable distributions and lower a Fund’s after-tax performance.

Prepayment Risk.  Borrowers may pay back principal before the scheduled due date. Such prepayments may require Floating Rate Opportunities Fund to replace a debt security with a lower-yielding security. This may adversely affect the NAV of the Fund’s shares.

Regulatory Risk.  To the extent that legislation or state or federal regulators impose additional requirements or restrictions with respect to the ability of financial institutions to make loans in connection with highly leveraged transactions, the availability of Senior Loan interests for investment by Floating Rate Opportunities Fund may be adversely affected. In addition, such requirements or restrictions may reduce or eliminate sources of financing for affected Borrowers. Further, to the extent that legislation or federal or state regulators require such institutions to dispose of Senior Loan interests relating to highly leveraged transactions or subject such Senior Loan interests to increased regulatory scrutiny, such financial institutions may determine to sell Senior Loan interests in a manner that results in a price that, in the opinion of the Adviser, is not indicative of fair value. Were the Fund to attempt to sell a Senior Loan interest at a time when a financial institution was engaging in such a sale with respect to the Senior Loan interest, the price at which the Fund could consummate such a sale might be adversely affected. See “Industry Concentration Risk” above.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, a Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in a Fund’s NAV per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the Adviser to execute its investment program successfully for a Fund for a period following the redemptions. If substantial, unexpected redemptions occur, a Fund could experience higher expenses than those shown in the Annual Fund Operating Expenses Tables.

Securities Lending Risk.  A Fund will continue to receive interest on any securities loaned while simultaneously earning interest on the investment of the cash collateral in short-term money market instruments. However, a Fund will normally pay lending fees to broker-dealers and related expenses from the interest earned on such invested collateral. Any decline in the value of a portfolio security that occurs while the security is out on loan is borne by the Fund, and will adversely affect performance. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities, loss of rights in the collateral should the borrower of the securities fail financially and possible investment losses in the investment of collateral. Any loan may be terminated by either party upon reasonable notice to the other party.

Senior Loans Risk.  The risks associated with Senior Loans are similar to the risks of below investment grade securities, although Senior Loans are typically senior and secured in contrast to other types of below investment grade securities, which are often subordinated and unsecured. Senior Loans’ higher standing in an issuer’s capital structure has historically resulted in generally higher recoveries in the event of a corporate reorganization or other restructuring.

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In addition, because their interest rates are adjusted for changes in short-term interest rates, Senior Loans generally have less interest rate risk than other high yield investments, which typically pay fixed rates of interest.

Floating Rate Opportunities Fund’s investments in Senior Loans are typically below investment grade and are considered speculative because of the credit risk of their issuers. Moreover, any specific collateral used to secure a loan may decline in value or lose all its value or become illiquid, which would adversely affect the loan’s value. Economic and other events, whether real or perceived, can reduce the demand for certain Senior Loans or Senior Loans generally, which may reduce market prices and cause the Fund’s NAV per share to fall. The frequency and magnitude of such changes cannot be predicted.

The secondary market in which these investments are traded is generally less liquid than the market for higher-grade debt. Less liquidity in the secondary trading market could adversely affect the price at which the Fund could sell a high yield Senior Loan, and could adversely affect the NAV of the Fund’s shares. At times of less liquidity, it may be more difficult to value high yield Senior Loans because this valuation may require more research, and elements of judgment may play a greater role in the valuation since there is less reliable, objective data available. Investments in Senior Loans and other securities may result in greater NAV fluctuation than if the Fund did not make such investments. See “Taxation” below for a discussion of special tax consequences associated with any investment by the Fund in below investment grade securities.

Senior Loans and other debt securities are also subject to the risk of price declines and to increases in prevailing interest rates, although floating rate debt instruments are less exposed to this risk than fixed rate debt instruments. Conversely, the floating rate feature of Senior Loans means the Senior Loans will not generally experience capital appreciation in a declining interest rate environment. Declines in interest rates may also increase prepayments of debt obligations and require the Fund to invest assets at lower yields. No active trading market may exist for certain Senior Loans, which may impair the ability of the Fund to realize full value in the event of the need to liquidate such assets. Adverse market conditions may impair the liquidity of some actively traded Senior Loans.

Although Senior Loans in which the Fund will invest will often be secured by collateral, there can be no assurance that liquidation of such collateral would satisfy the Borrower’s obligation in the event of a default or that such collateral could be readily liquidated. In the event of bankruptcy of a Borrower, the Fund could experience delays or limitations in its ability to realize the benefits of any collateral securing a Senior Loan. The Fund may also invest in Senior Loans that are not secured.

Short Sales Risk.  Short sales by each Fund that are not made “against-the-box” (that is when a Fund has an offsetting long position in the asset that is selling short) theoretically involve unlimited loss potential since the market price of securities sold short may continuously increase. Short selling allows a Fund to profit from declines in market prices to the extent such decline exceeds the transaction costs and the costs of borrowing the securities. However, since the borrowed securities must be replaced by purchases at market prices in order to close out the short position, any appreciation in the price of the borrowed securities would result in a loss. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss. A Fund may mitigate such losses by replacing the securities sold short before the market price has increased significantly. Under adverse market conditions, a Fund might have difficulty purchasing securities to meet its short sale delivery obligations, and might have to sell portfolio securities to raise the capital necessary to meet its short sale obligations at a time when fundamental investment considerations would not favor such sales. See “Taxation” below for special tax considerations associated with engaging in short sales.

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MANAGEMENT OF THE FUNDS

Board of Trustees, Investment Adviser and Sub-Adviser

The Board of Trustees (the “Board” or “Trustees”) has overall management responsibility for the Funds. See “Management” in the SAI for the names of and other information about the Trustees and officers of each of the Funds.

Highland Capital Management, L.P. (“Highland” or the “Adviser”), serves as the investment adviser to each Fund. The address of the Adviser is NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. On or about January 1, 2012, Highland is relocating to 300 Crescent Court, Suite 700, Dallas, Texas 75201. Each of the Funds has entered into an investment advisory agreement with Highland (each an “Investment Advisory Agreement”) pursuant to which Highland either provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research, or hires a sub-adviser to do so, subject to Highland’s general oversight. Additionally, Highland furnishes offices, necessary facilities, equipment and personnel and pays the compensation of the Trustee of the Fund who is Highland’s affiliate. In return for its advisory services, each Fund pays the Adviser a monthly fee, computed and accrued daily, based on an annual rate of the Fund’s “Average Daily Managed Assets.” “Average Daily Managed Assets” of a Fund shall mean the average daily value of the total assets of the Fund, less all accrued liabilities of the Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). A discussion regarding the Board’s approval of the Investment Advisory Agreement for Long/Short Equity Fund and Long/Short Healthcare Fund is available in the Funds’ semi-annual report dated December 31, 2010. A discussion regarding the Board’s approval of the Investment Advisory Agreement for Floating Rate Opportunities Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2011. Each Investment Advisory Agreement may be terminated by the applicable Fund or by vote of a majority of the outstanding voting securities of such Fund, without the payment of any penalty, on 60 days’ written notice. In addition, each Investment Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act). The table below shows the advisory fees (after fee waivers) the Adviser received for each Fund for the fiscal period ended June 30, 2011 and each Fund’s contractual advisory fee:

	Advisory Fees Paid as a
	Percentage of Average		Contractual
	Daily Managed Assets for the		Advisory Fee as a
	Fiscal Period Ended		Percentage of Average Daily
Fund Name	June 30, 2011		Managed Assets(1)(2)

Floating Rate Opportunities Fund	0.65	%(3)	0.65	%(3)

Long/Short Equity Fund	1.00	%(4)	2.25	%(4)

Long/Short Healthcare Fund	0.00	%(5)	1.00	%(5)

(1)	In addition to the advisory fees set forth in this table, the Adviser is entitled to receive administration fees of 0.20% of each Fund’s Average Daily Managed Assets as discussed below. The management fees set forth in the Annual Fund Operating Expenses tables reflect the advisory and administration fees borne by each Fund as a percentage of average net assets.

(2)	As neither Long/Short Equity Fund or Long/Short Healthcare Fund has present intention to use leverage, such fees do not differ whether expressed as a percentage of the Fund’s average net assets or Average Daily Managed Assets.

(3)	Information shown is for the Predecessor Fund for the period ended June 13, 2011.

(4)	The Adviser voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of Long/Short Equity Fund’s Average Daily Managed Assets (1.25% of the Fund’s average net assets) so that the Fund will be charged an investment advisory fee at the annual rate of 1.00% of the Fund’s Average Daily Managed Assets (1.00% of the Fund’s average net assets). Applying this voluntary fee waiver, the Total Annual Fund Operating

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Expenses for Class Z Shares is expected to be 2.09% of the Fund’s average daily net assets for the period that the voluntary fee waiver is in place. Applying this voluntary fee waiver and excluding the cost of dividends paid on short positions and acquired fund fees, the Total Annual Fund Operating Expenses for Class Z Shares is expected to be 1.61% of the Fund’s average daily net assets for the period that the voluntary waiver is in place. This waiver may be terminated at any time by Highland upon 14 days’ written notice to shareholders of the Fund. Highland may not recoup any fees that previously had been waived.

(5)	For Long/Short Healthcare Fund, the Adviser waived all of its advisory fee and 0.19% of its administration fee through October 31, 2011. As of November 1, 2011, the Adviser discontinued its voluntary undertaking to waive its advisory fee of 1.00% of the average daily managed assets payable by Long/Short Healthcare Fund. Additionally, the Adviser discontinued its voluntary undertaking to waive its administrative services fee waiver of 0.19% of the average daily managed assets of the Long/Short Healthcare Fund and replaced it with a voluntary undertaking to waive 0.10% of the average daily managed assets payable by the Long/Short Healthcare Fund. The remaining 0.10% administrative services fee waiver is voluntary and is subject to termination at any time by the Adviser. The Sub-Adviser agreed to waive all of its sub-advisory fee through October 31, 2011.

Organized in March 1993, Highland is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. As of August 31, 2011, Highland had approximately $23.6 billion in assets under management. Highland is also the Funds’ administrator. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder.

Administrator/Sub-Administrator

Highland provides administration services to the Funds for a monthly administration fee, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. In such capacity, Highland generally assists each Fund in all aspects of its administration and operations. Under a separate sub-administration agreement, Highland has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY”), 760 Moore Road, King of Prussia, Pennsylvania, 19406, and pays BNY a portion of the fee it receives from each Fund (0.01%). BNY has agreed to: provide corporate secretarial services; prepare and file various reports with the appropriate regulatory agencies; assist in preparing various materials required by the SEC; and prepare various materials required by any state securities commission having jurisdiction over the Funds.

Additional Information Regarding Performance

The “Annual Total Return” bar chart and “Performance Table” for each of Long/Short Equity Fund and Long/Short Healthcare Fund, provided on pages 12 and 18 reflect the fee waivers and expense reimbursements that were applicable during the indicated periods. Without these fee waivers and expense reimbursements, each Fund’s performance would have been lower.

In certain periods, Long/Short Healthcare Fund had invested its assets in a very small number of issuers and, as a result, a change in the value of an individual portfolio holding may have had a significant impact on the Fund’s performance. While the Fund’s performance has, in certain periods, been positively impacted by the increase in value of individual portfolio holdings, there is no assurance that the Fund’s performance will be replicated in the future. The Fund’s performance may be negatively impacted by a decrease in value of individual portfolio holdings, particularly while the Fund’s assets are invested in a small number of issuers. As the Fund invests in a larger number of issuers, the impact of the performance of an individual portfolio holding will generally decrease. The performance information provided herein (before and after taxes) for Long/Short Healthcare Fund for periods prior to May 6, 2010, was achieved prior to the change in the Fund’s principal investment strategies.

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Certain Legal Proceedings Relating to the Adviser

Highland Capital Management, L.P. (“Highland Capital”) and two affiliated unregistered investment vehicles are Defendants in a complaint filed on February 24, 2009 in the Supreme Court of the State of New York, New York County (the “Court”), by UBS Securities LLC and UBS AG, London Branch (collectively, “UBS”). The Funds are not party to this action. The lawsuit relates to a warehouse facility formed for a proposed collateralized debt obligation, or CDO, transaction that was not completed. Under the warehouse facility, UBS acquired a portfolio of securities and instruments in anticipation of an offering to be made by the proposed CDO of its debt and equity securities to be secured by those securities and instruments. UBS seeks monetary damages of approximately $687 million, plus certain costs, fees and expenses.

On February 18, 2010, the original suit against Highland Capital was dismissed on its merits. On June 28, 2010, UBS filed an amended complaint with the Court against Highland Capital and certain affiliated unregistered investment vehicles. On July 21, 2011, the First Appellate Division dismissed two of UBS’s four claims against Highland Capital, including the claim for fraud, and severely limited the remaining two claims.

Matters Relating to Floating Rate Opportunities Fund’s Investment in Broadstripe, LLC. The Predecessor Fund, the Adviser, other accounts managed by the Adviser, and an unaffiliated investment manager are defendants in a lawsuit filed in Delaware Superior Court on November 17, 2008 (and subsequently amended to include the Fund as a party) by WaveDivision Holdings, LLC and an affiliate, alleging causes of action stemming from the plaintiffs’ 2006 agreements with Millennium Digital Media Systems, LLC (“Millennium”) (now known as Broadstripe, LLC), pursuant to which Millennium had agreed, subject to certain conditions, to sell certain cable television systems to the plaintiffs. During the relevant period, the Predecessor Fund and other defendants managed by the Adviser held debt obligations of Millennium. As of June 30, 2010, the Predecessor Fund attributed total value to the Predecessor Fund’s investment in the Millennium revolving credit agreement and term loan, each of which is secured by a first lien, of an aggregate of approximately $44.5 million. The complaint alleges that the Adviser and an unaffiliated investment manager caused Millennium to terminate the contracts to sell the cable systems to the plaintiffs. The amended complaint seeks compensatory and punitive damages in an unspecified amount to be presented at trial, thus, Floating Rate Opportunities Fund cannot predict the amount of a judgment, if any. The Adviser and the Floating Rate Opportunities Fund intend to continue to defend this action vigorously.

In addition, the Predecessor Fund and other funds managed by the Adviser that held certain debt issued by Broadstripe, LLC are defendants in a complaint (the “Committee Action”) filed on May 8, 2009 by the official committee of unsecured creditors of Broadstripe, LLC and its affiliated debtors (collectively, the “Debtors”) in the Chapter 11 bankruptcy cases (the “Cases”) pending in the United States Bankruptcy Court for the District of Delaware. The complaint alleges various causes of action against the Predecessor Fund, the Adviser and certain other funds managed by the Adviser and seeks various relief, including recharacterization and equitable subordination of the debt held by the Predecessor Fund and the other funds and recovery of certain payments made by the Debtors to the Predecessor Fund and the other funds. On December 8, 2010, the Predecessor Fund and the other funds managed by the Adviser entered into a settlement agreement in connection with the Committee Action. Among other things, the settlement provides for the stay and dismissal of the Committee Action and certain other litigation or claims asserted by, against, or related to the Debtors or their Cases. The settlement also creates a $3.3 million creditors trust for the benefit of general unsecured creditors and provides for the payment of $500,000 in previously incurred fees by counsel to the unsecured creditors’ committee. The settlement also establishes certain milestones relating to the filing of a plan of reorganization or a motion to sell all or substantially all the Debtors’ assets. In the event these milestones are not achieved by certain specified dates, any party to the settlement may petition the Bankruptcy Court to terminate the settlement for cause.

Multi-Manager Structure

On October 26, 2010, the SEC issued a multi-managers’ exemptive order (the “Order”) granting exemptive relief to Highland Funds I (the “Trust”) and the Adviser from certain provisions of the 1940 Act, pursuant to which the

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Adviser will, subject to the oversight of the Funds’ Board of Trustees, be permitted to enter into and materially amend sub-advisory agreements on behalf of the Funds with sub-advisers unaffiliated with the Adviser without such agreements being approved by the shareholders of the Funds. The Funds’ Board of Trustees and the Adviser will therefore have the right to hire, terminate or replace sub-advisers without first obtaining shareholder approval, including in the event that a sub-advisory agreement has automatically terminated as a result of an assignment. The Adviser will continue to have the ultimate responsibility to oversee each sub-adviser and recommend its hiring, termination and replacement. Highland Floating Rate Opportunities Fund has obtained approval of the Fund’s reliance on the Order from the Board and from the initial shareholder of the Fund. With respect to Long/Short Equity Fund and Long/Short Healthcare Fund, the Trust will not rely on the Order until the Trust obtains approval of such reliance from the shareholders of the Funds. The Trust and the Adviser will be subject to certain conditions imposed by the Order, including the condition that within 90 days of hiring of a new non-affiliated sub-adviser, a Fund will provide shareholders with an information statement containing information about the sub-adviser. Shareholders of a Fund retain the right to terminate a sub-advisory agreement for a Fund at any time by a vote of the majority of the outstanding securities of such Fund.

Sub-Adviser

Cummings Bay Capital Management, L.P. (“CBCM” or the “Sub-Adviser”), serves as the sub-adviser to Long/Short Healthcare Fund. The address of CBCM is 13455 Noel Road, Suite 800, Dallas, Texas 75240. On or about January 1, 2012, CBCM will be relocating to 300 Crescent Court, Suite 700, Dallas, Texas 75201. Long/Short Healthcare Fund has entered into a sub-advisory agreement with the Adviser and CBCM (the “Sub-Advisory Agreement”) pursuant to which CBCM provides the day-to-day management of the Fund’s portfolio of securities, which includes buying and selling securities for the Fund and conducting investment research. Under the terms and conditions of the Sub-Advisory Agreement, CBCM will be paid a monthly fee, computed and accrued daily, based on an annual rate of 0.50% of the Average Daily Managed Assets of Long/Short Healthcare Fund. Such compensation shall be paid by the Trust on behalf of Long/Short Healthcare Fund (except to the extent that the Trust, CBCM and the Adviser otherwise agree in writing from time to time). A discussion regarding the Board of Trustees’ approval of the Sub-Advisory Agreement for Long/Short Healthcare Fund is available in the Funds’ annual report for the fiscal period ended June 30, 2010. The Sub-Advisory Agreement may be terminated by the Fund, a vote of a majority of the outstanding voting securities of the Fund, the Adviser or CBCM, without the payment of any penalty, on 60 days’ written notice. In addition, the Sub-Advisory Agreement automatically terminates in the event of its “assignment” (as defined in the 1940 Act) or upon the termination of the Investment Advisory Agreement for the Fund.

Portfolio Managers

Floating Rate Opportunities Fund

Floating Rate Opportunities Fund’s portfolio is managed by Greg Stuecheli. Mr. Stuecheli has managed the portfolio since its inception.

Greg Stuecheli. Mr. Stuecheli is a Partner and Senior Portfolio Manager of Retail Products at Highland. Previously, Mr. Stuecheli was a Portfolio Manager covering distressed and special situation credit and equity investments. In addition, Mr. Stuecheli currently serves on the board of directors of CCS Medical Holdings, Inc. and LLV Holdco, LLC (as Chairman). He is a former board member of Safety-Kleen Holdco, Inc. Prior to joining Highland in June 2002, Mr. Stuecheli served as an analyst for Gryphon Management Partners, LP from 2000 to 2002. His primary responsibilities included researching long and short investment ideas. In 1999 he was a Summer Associate at Hicks, Muse, Tate & Furst. From 1995 to 1998, Mr. Stuecheli worked as a chemical engineer at Jacobs Engineering Group and Cytec Industries. He received an MBA from Southern Methodist University and a BS in Chemical Engineering from Rensselaer Polytechnic Institute. He has earned the right to use the Chartered Financial Analyst designation.

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Long/Short Equity Fund

Long/Short Equity Fund’s portfolio is jointly managed by James D. Dondero and Jonathan Lamensdorf.

Mr. Dondero is co-founder and President of Highland. Prior to Highland, Mr. Dondero served as Chief Investment Officer of Protective Life’s GIC subsidiary, and helped grow the business from concept to over $2 billion from 1989 to 1993. His portfolio management experience includes mortgage-backed securities, investment grade corporate debt, leveraged bank loans, emerging market securities, derivatives, preferred stocks and common stocks. From 1985 to 1989, he managed approximately $1 billion in fixed income funds for American Express. Prior to American Express, he completed the financial training program at Morgan Guaranty Trust Company. Mr. Dondero is a Beta Gamma Sigma graduate of the University of Virginia with a Bachelor of Science in Commerce with concentrations in Accounting and Finance. Mr. Dondero is a Certified Management Accountant. He has earned the right to use the Chartered Financial Analyst designation.

Mr. Lamensdorf is a portfolio manager for Highland’s dedicated equity funds. Prior to joining Highland in 2008, Mr. Lamensdorf most recently spent four years as a Senior Equity Research Analyst at Walker Smith Capital, a long/short equity hedge fund founded in 1996 with $1 billion in assets under management. Prior to that, Mr. Lamensdorf worked for four years as a Senior Equity Analyst at other hedge funds that had assets under management ranging from $200 million to $750 million. Mr. Lamensdorf also worked in equity trading at Merrill Lynch and in equity research at Lehman Brothers. He holds an MBA in Finance from the University of Chicago and a BBA in Finance from the University of Texas. Mr. Lamensdorf has earned the right to use the Chartered Financial Analyst designation.

Long/Short Healthcare Fund

Long/Short Healthcare Fund’s portfolio is managed by Michael D. Gregory, a Portfolio Manager of CBCM. Prior to joining CBCM in 2010, Mr. Gregory most recently spent four years as a CEO and Portfolio Manager at Cummings Bay Capital Management LLC, which he founded in 2006 and where he managed a long/short healthcare equity hedge fund. Starting in July 2005, Mr. Gregory worked as a Partner at Sands Point Capital Management LLC, managing a dedicated healthcare equity hedge fund, and prior to that he worked at Iroquois Capital Management LLC from May 2000 to June 2005. He holds an MBA from the Yale School of Management, having completed a highly specialized joint program in healthcare within the Yale Schools of Medicine, Management and Public Policy. He holds a BS in Economics from the University of Pennsylvania, Wharton School of Business.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities issued by the Funds.

Underwriter of the Funds

Each Fund’s shares are offered for sale through BNY Mellon Distributors Inc. (the “Underwriter”), 760 Moore Road, King of Prussia, Pennsylvania 19406. Shareholders and Financial Advisors (as defined under “How to Buy Shares”) should not send any transaction or account requests to this address. Transaction or account requests should be directed to Highland Funds I — (Fund Name), P.O. Box 9840, Providence, RI 02940.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of each Fund’s policies and procedures with respect to the disclosure of such Fund’s portfolio securities is available (i) in the SAI and (ii) on the Funds’ website at http://www.highlandfunds.com.

HOW TO BUY SHARES

You can purchase shares of the Funds on any day that the New York Stock Exchange (“NYSE”) is open for business (see “Net Asset Value”). You can purchase shares of the Funds from any financial advisor, broker-dealer or

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other financial intermediary that has entered into an agreement with the Underwriter with respect to the sale of shares of the Funds (a “Financial Advisor”), or BNY, the Funds’ transfer agent (the “Transfer Agent”). Your Financial Advisor can help you establish an appropriate investment portfolio, buy shares, and monitor your investments. The Funds have authorized Financial Advisors to receive purchase and redemption orders on their behalf. Financial Advisors are authorized to designate other intermediaries to receive purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when a Financial Advisor or its authorized designee receives the order in “good order.” The specific requirements for “good order” depend on the type of transaction and method of purchase. Contact Highland if you have questions about your circumstances. Generally, “good order” means that you placed your order with your Financial Advisor or its authorized designee or your payment (made in accordance with any of the methods set forth in the table below) has been received and your application is complete, including all necessary documentation and signatures. Customer orders will be priced at a Fund’s NAV per share next computed after the orders are received by a Financial Advisor or its authorized designee in good order. Investors may be charged a fee by their Financial Advisors, payable to the

Financial Advisor and not a Fund, if investors effect a transaction in Fund shares through either a Financial Advisor or its authorized designee.

The USA PATRIOT Act may require a Fund, a Financial Advisor or its authorized designee to obtain certain personal information from you which will be used to verify your identity. If you do not provide the information, it may not be possible to open an account. If a Fund, a Financial Advisor or authorized designee is unable to verify your customer information, such Fund reserves the right to close your account or to take such other steps as it deems reasonable.

Outlined below are various methods for buying shares of the Funds:

Method	Instructions

Through your Financial Advisor	Your Financial Advisor can help you establish your account and buy shares on your behalf. To receive the current trading day’s price, your Financial Advisor must receive your request in good order prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time. Your Financial Advisor may charge you fees for executing the purchase for you.
By check (new account)(1)	For new accounts, send to the applicable Fund, at the address noted below,(2) a completed application and check made payable to “Highland Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.

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Method	Instructions

By check (existing account)(1)	For existing accounts, fill out and return to the applicable Fund, at the address noted below,(2) the additional investment stub included in your account statement, or send a letter of instruction, including the applicable Fund name and account number, with a check made payable to “Highland Funds I — (Fund Name).” All purchases must be in U.S. Dollars and must be drawn on a U.S. bank. Highland Funds does not accept cash, U.S. savings bonds, traveler’s checks, money orders, California warrant checks, starter checks, third-party checks, or credit card courtesy checks. Checks dated six months old or older and post-dated checks will not be accepted.
By exchange	You or your Financial Advisor may acquire shares of a Fund for your account by exchanging shares you own in certain other funds advised by Highland for shares of the same class of a Fund at no additional cost (see “Exchange of Shares”). To exchange, send written instructions to the applicable Fund, at the address noted below(2) or call (877) 665-1287.
By wire	You may purchase shares of a Fund by wiring money from your bank account to your Fund account. Prior to sending wire transfers, please contact Shareholder Services at 1-866-202-2263 for specific wiring instructions and to facilitate prompt and accurate credit upon receipt of your wire. You can also find the specific wiring instructions at http://www.hcmlp.com/Retail/Forms/Default.aspx
To receive the current trading day’s price, your wire, along with a valid account number, must be received in your Fund account prior to the close of regular trading on the NYSE, usually 4:00 p.m., Eastern time.
If your initial purchase of shares is by wire, you must first complete a new account application and promptly mail it to Highland Funds I — (Fund Name), at the address noted below.(2) After completing a new account application, please call (877) 665-1287 to obtain your account number. Please include your account number on the wire.
By electronic funds transfer via an automated clearing house (“ACH”) transaction(1)	You may purchase shares of a Fund by electronically transferring money from your bank account to your Fund account by calling (877) 665-1287. An electronic funds transfer may take up to two business days to settle and be considered in good order. You must set up this feature prior to your telephone request. Be sure to complete the appropriate section of the application.
Automatic investment plan	You may make monthly or quarterly investments automatically from your bank account to your Fund account. You may select a pre-authorized amount to be sent via electronic funds transfer. For this feature, please call the applicable Fund at (877) 665-1287 or visit the Funds’ website (http://www.highlandfunds.com).

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(1)	The redemption of shares purchased by check or an automated clearing house (“ACH”) transaction is subject to certain limitations (see “Redemption of Shares”). Any purchase by check or ACH transaction that does not clear may be cancelled, and the investor will be responsible for any associated expenses and losses to the applicable Fund.

(2)	Regular Mail: Send to “Highland Funds I — (Fund Name),” P.O. Box 9840, Providence, RI 02940. Overnight Mail: Send to “Highland Funds I — (Fund Name),” 4400 Computer Drive, Westborough, MA 01581-1722.

Investment Minimums*

Floating Rate Opportunities Fund
Initial Investment	$2,500
Subsequent Investments	$50
Automatic Investment Plan**	$50
Long/Short Equity Fund and Long/Short Healthcare Fund
Initial Investment	$5,000
Subsequent Investments	$50
Automatic Investment Plan**	$50

*	For retirement plans, the investment minimum is $50 for each of the initial investment, subsequent investments and the automatic investment plan.

**	Your account must already be established and satisfy the initial investment minimum.

Each Fund reserves the right to change or waive the investment minimums and reserves the right to liquidate a shareholder’s account if the value of shares held in the account is less than the minimum account size. Each Fund also reserves the right to reject for any reason, or cancel as permitted or required by law, any purchase order. In addition, without notice, a Fund may stop offering shares completely, or may offer shares only on a limited basis, for a period of time or permanently.

Retirement Plans

The Fund offers several different types of individual retirement account (“IRA”) plans, including prototype IRAs, Roth IRAs, simplified employee pension (“SEP”) IRAs and Simple IRAs for both individuals and employers. BNY Mellon Investment Servicing Trust Company acts as the custodian under these plans. For further information, please call the Fund at (877) 665-1287.

SHAREOWNER GUIDE — HOW TO INVEST IN THE HIGHLAND FUNDS

The Highland Funds offer different classes of Fund shares, each of which has different expenses and other characteristics. The following are some of the main characteristics of Highland’s Class Z shares.

DESCRIPTION OF CLASS Z SHARES

Each Fund offers one class of shares in this Prospectus — Class Z Shares, which are available to eligible investors at NAV without a sales charge or contingent deferred sales charge. Floating Rate Opportunities Fund also offers three additional classes of shares, Class A, Class B and Class C Shares, which are made available through a separate prospectus. Floating Rate Opportunities Fund does not sell Class B Shares to new and existing investors, except that existing Class B Share investors may still reinvest distributions in Class B Shares. Each of Long/Short Equity Fund and Long/Short Healthcare Fund offer two additional classes of shares, Class A and Class C Shares, which are made available through a separate prospectus.

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Eligible Investors

The Funds offer Class Z Shares exclusively to certain institutional and other eligible investors. Eligible investors are as follows:

•	Clients of broker-dealers or registered investment advisers that both recommend the purchase of Fund shares and charge clients an asset-based fee;

•	A retirement plan (or the custodian for such plan) with aggregate plan assets of at least $5 million at the time of purchase and that purchases shares directly from the Fund or through a third party broker-dealer;

•	Any insurance company, trust company or bank purchasing shares for its own account;

•	Any endowment, investment company or foundation; and

•	Any trustee of the Fund, any employee of Highland and any family member of any such trustee or employee.

Each Fund reserves the right to change the criteria for eligible investors. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interests of the Fund and its shareholders.

REDEMPTION OF SHARES

Each Fund redeems its shares based on the NAV next determined after the Transfer Agent or Financial Advisor receives your redemption request in good order. Each Fund reserves the right to reject any redemption request that is not in good order. The specific requirements for good order depend on the type of account and transaction and the method of redemption. Contact Highland if you have any questions about your particular circumstances. Generally, “good order” means that the redemption request meets all applicable requirements described in this Prospectus. See “Net Asset Value” for a description of the calculation of NAV per share.

You can redeem shares of a Fund on any day that the NYSE is open for business. Each Fund, however, may suspend the right of redemption and postpone payment for more than seven days: (i) during periods when trading on the NYSE is closed on days other than weekdays or holidays; (ii) during periods when trading on the NYSE is restricted; (iii) during any emergency which makes it impractical for a Fund to dispose of its securities or fairly determine the NAV of the Fund; and (iv) during any other period permitted by the SEC for your protection.

The Funds are intended for long-term investors and not for those who wish to trade frequently in shares of the Funds. The Funds believe that excessive short-term trading of shares of the Funds, such as by traders seeking short-term profits from market momentum, time zone arbitrage and other timing strategies, creates risks for the Funds and their long-term shareholders, including interference with efficient portfolio management, increased administrative and brokerage costs and potential dilution in the value of shares.

In order to discourage frequent short-term trading in Fund shares, the Board of Trustees has adopted policies and procedures that impose a 2.00% redemption fee (short-term trading fee) on Class Z Shares that are redeemed or exchanged within two months or less after the date of a purchase. This fee is calculated based on the shares’ aggregate NAV on the date of redemption and deducted from the redemption proceeds. The redemption fee is not a sales charge, is retained by each Fund, and does not benefit the Fund’s Adviser, Underwriter or any other third party. For purposes of computing the redemption fee, shares acquired first will be redeemed first. Redemptions to which the fee applies include redemption of shares resulting from an exchange made pursuant to a Fund’s exchange privilege. The redemption fee will not apply to redemptions of shares where (i) the shares were purchased through automatic reinvestment of dividends or other distributions, (ii) the redemption is initiated by a Fund, (iii) shares were purchased through programs that collect the redemption fees at the program level and remit them to a Fund, (iv) shares were purchased through programs that the Adviser or Sub-Adviser, as applicable, determines to have appropriate anti-short-term trading polices in place or as to which the Adviser or Sub-Adviser, as applicable, has received assurances that look-through redemption

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fee procedures or effective anti-short-term trading policies and procedures will be in place or (v) shares were purchased through certain qualified and non-qualified retirement plans if recordkeepers for retirement plan participants cannot implement redemption fees because of systems’ limitations and such recordkeepers have provided verification to that effect. Such recordkeepers may be permitted to delay, temporarily, the implementation of redemption fees. These policies apply to investments made through Financial Advisors, including through programs utilizing omnibus accounts. The Funds seek to apply these policies uniformly.

Financial Advisors may impose short-term trading restrictions that differ from those of the Funds. Any shareholder purchasing shares of a Fund through a Financial Advisor should check with the Financial Advisor or the Fund to determine whether the shares will be subject to a short-term trading fee.

Each Fund continues to reserve all rights, including the right to refuse any purchase request (including requests to purchase by exchange) from any person or group who, in the Fund’s view, is likely to engage in excessive trading or if such purchase or exchange is not in the best interests of the Fund and to limit, delay or impose other conditions on purchases or exchanges. Each Fund has adopted a policy of seeking to minimize short-term trading in its shares and monitors purchase, exchange and redemption activities to assist in minimizing short-term trading.

You may redeem shares of a Fund through your Financial Advisor or its authorized designee or directly from the Fund through the Transfer Agent. If you hold your shares in an individual retirement account (“IRA”), you should consult a tax advisor concerning the current tax rules applicable to IRAs. Outlined below are various methods for redeeming shares:

Method	Instructions

By letter	You may mail a letter requesting redemption of shares to: “Highland Funds I — (Fund Name),” P.O. Box 9840, Providence, RI 02940. Your letter should state the name of the Fund, the share class, the dollar amount or number of shares you are redeeming and your account number. You must sign the letter in exactly the same way the account is registered. If there is more than one owner of shares, all must sign. A Medallion signature guarantee is required for each signature on your redemption letter. You can obtain a Medallion signature guarantee from financial institutions, such as commercial banks, brokers, dealers and savings associations. A notary public cannot provide a Medallion signature guarantee. If the account is registered to a corporation, trust or other entity, additional documentation may be needed. Please call (877) 665-1287 for further details.

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Method	Instructions

By telephone or the Internet	Unless you have requested that telephone or Internet redemptions from your account not be permitted, you may redeem your shares in an account (excluding an IRA) directly registered with the Transfer Agent by calling (877) 665-1287 or visiting the Funds’ website at http://www.highlandfunds.com. If the Transfer Agent acts on telephone or Internet instructions after following reasonable procedures to protect against unauthorized transactions, neither the Transfer Agent nor the Fund will be responsible for any losses due to unauthorized telephone or Internet transactions and instead you would be responsible. You may request that proceeds from telephone or Internet redemptions be mailed to you by check (if your address has not changed in the prior 30 days), forwarded to you by bank wire or invested in another series of Highland Funds I, Highland Funds II or Money Market Fund (each as defined below under “Exchange of Shares”) or registered, open-end investment companies advised by the Adviser and distributed by the Underwriter and as otherwise permitted from time to time by the Board of Trustees. Among the procedures the Transfer Agent may use are passwords or verification of personal information. The Funds may impose limitations from time to time on telephone or Internet redemptions.
Proceeds by check	The Funds will make checks payable to the name(s) in which the account is registered and normally will mail the check to the address of record within seven days.
Proceeds by bank wire	The Funds accept telephone or Internet requests for wire redemption in amounts of at least $1,000. The Funds will send a wire to either a bank designated on your new account application or on a subsequent letter in good order as described above under the instructions for redeeming shares “By letter.” The proceeds are normally wired on the next business day.

Automatic Cash Withdrawal Plan

You may automatically redeem shares on a monthly basis if you have at least $10,000 in your account and if your account is directly registered with the Transfer Agent. Call (877) 665-1287 or visit http://www.highlandfunds.com for more information about this plan.

Involuntary Redemption

A Fund may redeem all shares in your account (other than an IRA) if their aggregate value falls below $2,500 (in the case of Floating Rate Opportunities Fund) or $5,000 (in the case of Long/Short Equity Fund and Long/Short Healthcare Fund) as a result of redemptions (but not as a result of a decline in NAV). You will be notified in writing if a Fund initiates such action and allowed 30 days to increase the value of your account to at least $2,500 or $5,000, respectively.

Redemption Proceeds

A redemption request received by a Fund will be effected at the NAV per share next determined after the Fund receives the request in good order. If you request redemption proceeds by check, the Fund will normally mail the check

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to you within seven days after receipt of your redemption request. If, however, you purchased your Fund shares by check or ACH transaction, and unless you have documentation satisfactory to the Fund that your transaction has cleared, the Fund may hold proceeds for shares purchased by check or ACH until the purchase amount has been deemed collected, which is eight business days from the date of purchase for checks and five business days from the date of purchase for ACH transactions. While the Fund will delay the processing of the payment until the check clears, your shares will be valued at the NAV per share next determined after receipt by the Transfer Agent or your Financial Advisor of your redemption request in good order.

The Funds may pay your redemption proceeds wholly or partially in portfolio securities. Payments would be made in portfolio securities, which may include illiquid securities, only if the Adviser or the Trustees believes that it would be in a Fund’s best interests not to pay redemption proceeds in cash. If a Fund pays your redemption proceeds in portfolio securities, you will be exposed to market risk until you convert these portfolio securities into cash, and you will likely pay commissions upon any such conversion. If you receive illiquid securities, you could find it more difficult to sell such securities and may not be able to sell such securities at prices that reflect the Adviser’s or your assessment of their fair value or the amount paid for them by the Funds. Illiquidity may result from the absence of an established market for such securities as well as legal, contractual or other restrictions on their resale and other factors. Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, a redemption of shares is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

EXCHANGE OF SHARES

Shareholders of a Fund may exchange their Fund shares on any business day for shares of the same share class of any series of Highland Funds I and Highland Funds II and such exchanges will be effected at the relative daily NAVs per share, plus any applicable redemption fee with respect to the exchanged shares (see “Redemption of Shares”). If you do not currently have an account in the fund into which you wish to exchange your shares, you will need to exchange at least $2,500 ($25 for individual retirement accounts) of Floating Rate Opportunities Fund shares and $5,000 ($25 for individual retirement accounts) of Long/Short Equity and Long/Short Healthcare Funds shares in order to satisfy such Fund’s current minimum investment account requirement. Read the Prospectus carefully before investing.

Additionally, you can also exchange your Fund shares on any business day for shares of the RBB Money Market Fund (the “Money Market Fund”), a money market mutual fund advised by BlackRock Institutional Management Corporation. The minimum to open an account in the Money Market Fund is currently $1,000. Call (877) 665-1287 for the Money Market Fund prospectus, including applicable investment minimums, and read it carefully before investing.

Shareholders of the Funds, Highland Funds II and the Money Market Fund may exchange their shares daily for shares of the same class of one of the Funds at the relative daily NAVs per share.

If the shares of the Funds or any Participating Fund (other than the Money Market Fund) that you are exchanging (the “Exchanged Shares”) are subject to a CDSC, you will not be charged that CDSC upon the exchange. However, when you sell the shares acquired through the exchange (the “Acquired Shares”), the shares sold may be subject to a CDSC, depending upon when you originally purchased the Exchanged Shares. For purposes of determining the applicability of a CDSC, the length of time you own your shares will be computed from the date of your original purchase of the Exchanged Shares (and includes the period during which the Acquired Shares were held), and the applicable CDSC will be based on the CDSC schedule of the Exchanged Shares. No CDSC is charged when you exchange your shares of the Funds into the Money Market Fund; however, notwithstanding any statement above to the contrary, the applicable CDSC (based on the CSDC schedule of the Exchanged Shares) will be imposed when shares are redeemed from the Money Market Fund and will be calculated without regard to the holding time of the Money Market Fund.

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Your exchange privilege will be revoked if the exchange activity is considered excessive. In addition, the Funds may reject any exchange request for any reason, including if they do not think that the exchange is in the best interests of the Funds and/or their shareholders. The Funds may also terminate your exchange privilege if the Adviser determines that your exchange activity is likely to adversely impact its ability to manage the Funds or if the Funds otherwise determine that your exchange activity is contrary to their short-term trading policies and procedures.

Unless you are a tax-exempt investor or investing through a tax-deferred retirement plan or other tax-advantaged arrangement, an exchange is generally a taxable event, and you may realize a gain or a loss for U.S. federal income tax purposes (see “Taxation”).

To exchange by telephone, call (877) 665-1287. Please have your account number and taxpayer identification number available when calling.

NET ASSET VALUE

The NAV per share of each Fund’s Class Z Shares is calculated as of the close of regular trading on the NYSE, normally 4:00 p.m., Eastern time, on each day that the NYSE is open for business. The NYSE is open Monday through Friday, but currently is scheduled to be closed on New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day or on the preceding Friday or subsequent Monday when a holiday falls on a Saturday or Sunday, respectively.

The NAV per share of each class of shares of a Fund is computed by dividing the value of the Fund’s net assets (i.e., the value of its securities and other assets less its liabilities, including expenses payable or accrued but excluding capital stock and surplus) attributable to the class of shares by the total number of shares of the class outstanding at the time the determination is made. The price of a particular class of a Fund’s shares for the purpose of purchase and redemption orders will be based upon the calculation of NAV per share of the Fund next made after the purchase or redemption order is received in good order. The value of a Fund’s portfolio assets may change on days the Fund is closed and on which you are not able to purchase or sell your shares.

Each Fund’s portfolio securities are valued in accordance with the Fund’s valuation policies approved by the Board. The value of the Funds’ investments is generally determined as follows:

•	Portfolio securities for which market quotations are readily available are valued at their current market value, except that debt securities that are not credit-impaired and have remaining maturities of 60 days or less will be valued at amortized cost, a method of valuation which approximates market value.

•	Foreign securities listed on foreign exchanges are valued based on quotations from the primary market in which they are traded and are translated from the local currency into U.S. dollars using current exchange rates. Foreign securities may trade on weekends or other days when a Fund does not calculate NAV. As a result, the market value of these investments may change on days when you cannot buy or redeem shares of a Fund.

•	Investments by a Fund in any other mutual fund are valued at their respective NAVs as determined by those mutual funds each business day. The prospectuses for those mutual funds explain the circumstances under which those funds will use fair value pricing and the effects of using fair value pricing.

•	All other portfolio securities, including derivatives and cases where market quotations are not readily available, are valued at fair value as determined in good faith pursuant to procedures established by the Board. Pursuant to the Funds’ pricing procedures, securities for which market quotations are not readily available may include securities that are subject to legal or contractual restrictions on resale, securities for which no or limited trading activity has occurred for a period of time, or securities that are otherwise deemed to be illiquid (i.e., securities that cannot be disposed of within seven days at approximately the price at which the security is currently priced by the Fund which holds the security). Market quotations may also be not “readily available” if an event occurs after the close of the principal exchange on which a portfolio security trades (but before the time for calculation

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of a Fund’s NAV) if that event affects or is likely to affect (more than minimally) the NAV per share of a Fund. Fair value pricing involves judgments that are inherently subjective and inexact; as a result, there can be no assurance that fair value pricing will reflect actual market value, and it is possible that the fair value determined for a security will be materially different from the value that actually could be or is realized upon the sale of that asset.

DIVIDENDS AND DISTRIBUTIONS

The Funds intend to declare dividends of net investment income daily and pay them monthly and to pay any capital gain distributions on an annual basis. You may have dividends or capital gain distributions that are declared by a Fund automatically reinvested at NAV in additional shares of the Fund. You will make an election to receive dividends and distributions in cash or in Fund shares at the time you purchase your shares. You may change this election by notifying the applicable Fund in writing at any time prior to the record date for a particular dividend or distribution. Dividends and other taxable distributions are taxable to you even if they are reinvested in additional shares of a Fund. There are no sales or other charges in connection with the reinvestment of dividends and capital gain distributions. Shares purchased through dividend reinvestment will receive a price based on the NAV per share on the reinvestment date, which is typically the date dividends are paid to shareholders. There is no fixed dividend rate, and there can be no assurance that the Funds will pay any dividends or make any capital gain distributions.

TAXATION

The following discussion is a summary of some of the important U.S. federal income tax considerations generally applicable to investments in the Funds. Your investment may have other tax implications. The discussion reflects provisions of the Code, existing Treasury regulations, rulings published by the Internal Revenue Service (“IRS”), and other applicable authorities, as of the date of this Prospectus. These authorities may be changed, possibly with retroactive effect, or subject to new legislative, administrative or judicial interpretations. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax law concerns affecting the Funds and their shareholders (including shareholders owning large positions in the Funds), and the discussion set forth herein does not constitute tax advice. Please consult your tax advisor about foreign, federal, state, local or other tax laws applicable to you. For more information, please see “Income Tax Considerations” in the SAI.

Each Fund has elected or intends to elect to be treated and intends to qualify annually as a RIC under Subchapter M of the Code and it will adhere to the diversification requirements applicable to RICs under Subchapter M of the Code. If a Fund so qualifies and satisfies certain distribution requirements, the Fund generally will not be subject to U.S. federal income tax on income and gains that the Fund distributes to its shareholders in a timely manner in the form of dividends or capital gains dividends (as defined below). Each Fund intends to distribute at least annually all or substantially all of its income and capital gains. Each Fund will be subject to a Fund-level income tax at regular corporate income tax rates on any taxable income or gains that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement will be subject to a nondeductible 4% U.S. federal excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period ending on October 31 of the calendar year, and (iii) any undistributed amounts described in (i) and (ii) above from the prior year on which the Fund paid no U.S. federal income tax. While each Fund intends to distribute any income and capital gain in the manner necessary to minimize imposition of the 4% U.S. federal excise tax, there can be no assurance that sufficient amounts of a Fund’s taxable income and capital gain will be distributed to avoid entirely the imposition of the tax. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.

53

FLOATING RATE OPPORTUNITIES FUND
LONG/SHORT EQUITY FUND
LONG/SHORT HEALTHCARE FUND

Additionally, if for any taxable year a Fund does not qualify as a RIC, all of its taxable income would be subject to a Fund-level tax at regular corporate income tax rates without any deduction for distributions to shareholders. This treatment would reduce the Fund’s net income available for investment or distribution to its shareholders. In addition, all distributions from earnings and profits, including any net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders or to be treated as “qualified dividend income” in the case of individual shareholders. A Fund also could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.

Certain of a Fund’s investment practices, including derivative transactions, short sales and hedging activities, generally, as well as a Fund’s investments in certain types of securities, including certain preferred stock and debt obligations issued or purchased at a discount, may be subject to special and complex U.S. federal income tax provisions that may, among other things: (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions; (ii) convert lower taxed long-term capital gain or “qualified dividend income” into higher taxed short-term capital gain or ordinary income; (iii) accelerate the recognition of income; (iv) convert short-term losses into long-term losses; (v) cause the Funds to recognize income or gain without a corresponding receipt of cash; (vi) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur; (vii) cause adjustments in the holding periods of the Funds’ securities; or (vii) otherwise adversely alter the characterization of certain complex financial transactions. These U.S. federal income tax provisions could therefore affect the amount, timing and/or character of distributions to Fund shareholders. In particular, a substantial portion of the Floating Rate Opportunities Fund’s investments in loans and other debt obligations will be treated as having “market discount” and/or “original issue discount” for U.S. federal income tax purposes, which, in some cases, could be significant, and could cause the Fund to recognize income in respect of these investments before, or without receiving, cash representing such income. Each Fund intends to monitor its transactions, may make certain tax elections, and may be required to, among other things, dispose of securities (including at a time when it is not advantageous to do so) to mitigate the effect of certain of these provisions, prevent its disqualification as a RIC, or avoid incurring Fund-level U.S. federal income and/or excise tax.

Investments in below investment grade loans and other debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as whether and to what extent a Fund should recognize market discount on a distressed debt obligation, when a Fund may cease to accrue interest, original issue discount or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and that it does not become subject to Fund-level U.S. federal income and/or excise taxes.

Special tax rules may change the treatment of gains and losses recognized by a Fund when the Fund invests in certain foreign debt securities or engages in certain foreign currency transactions. The application of these special rules may also affect the timing, amount and character of distributions made by a Fund. In addition, dividend, interest and other income received by a Fund from investments outside the U.S. may be subject to withholding and other taxes imposed by foreign countries. Tax treaties between the U.S. and other countries may reduce or eliminate such taxes. Foreign taxes paid by a Fund will reduce the return from such Fund’s investments. If at the end of the taxable year more than 50% of the value of a Fund’s assets consists of securities of foreign corporations and the Fund makes a special election, you will generally be required to include in income your share of the foreign taxes paid by such Fund. You may be able either to deduct this amount from your income or claim it as a foreign tax credit. There is no assurance that a Fund will make this special election for a taxable year even if it is eligible to do so. The Long/Short Equity Fund and the Long/Short Healthcare Fund do not expect that they will be eligible to elect to treat any foreign taxes they paid as paid by their shareholders, who therefore will not be entitled to credits or deductions for such taxes on their own returns.

54

FLOATING RATE OPPORTUNITIES FUND
LONG/SHORT EQUITY FUND
LONG/SHORT HEALTHCARE FUND

Distributions paid to you by a Fund from net realized long-term capital gain (that is, the excess of any net long-term capital gain over net short-term capital loss) that the Fund reports as capital gain dividends (“capital gain dividends”) generally are taxable to you as long-term capital gain, regardless of how long you have held your shares. Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets — for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. All other dividends paid to you by a Fund (including dividends from short-term capital gain (that is, the excess of any net short-term capital gain over any net long-term capital loss)) from its current or accumulated earnings and profits generally are taxable to you as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided holding periods and other requirements are met at both the shareholder and Fund level. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. The Floating Rate Opportunities Fund generally does not expect that a significant portion of its distributions will qualify for favorable tax treatment as “qualified dividend income” for individual shareholders or as income eligible for the dividend-received deduction for corporate shareholders.

If, for any taxable year, a Fund’s total distributions exceed both current earnings and profits and accumulated earnings and profits, the excess will generally be treated as a tax-free return of capital up to the amount of your tax basis in the shares. The amount treated as a tax-free return of capital will reduce your tax basis in the shares, thereby increasing your potential gain or reducing your potential loss on the subsequent sale of the shares. Any amounts distributed to you in excess of your tax basis in the shares will be taxable to you as capital gain (assuming the shares are held as a capital asset).

Dividends and other taxable distributions are taxable to you, whether received in cash or reinvested in additional shares of a Fund. Dividends and other distributions paid by a Fund generally are treated as received by you at the time the dividend or distribution is made. If, however, a Fund pays you a dividend in January that was declared in the previous October, November or December and you were a shareholder of record on a specified record date in one of those months, then such dividend will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend was declared.

The price of shares purchased at any time may reflect the amount of a forthcoming distribution. If you purchase shares just prior to a distribution (other than a distribution of net investment income that is declared daily), you will receive a distribution that will be taxable to you even though it represents in part a return of your invested capital.

Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any dividends or other distributions paid to you by the Fund. Dividends and other distributions may also be subject to state, local and other taxes.

If you sell or otherwise dispose of any of your shares of a Fund (including (i) exchanging them for shares of another Fund (another series of Highland Funds I, a series of Highland Funds II, the Money Market Fund or any other Participating Fund) or (ii) through a redemption), you will generally recognize a gain or loss in an amount equal to the difference between your tax basis in such shares of the Fund and the amount you receive upon disposition of such shares. If you hold your shares as capital assets, any such gain or loss will be long-term capital gain or loss if you have held (or are treated as having held) such shares for more than one year at the time of sale. All or a portion of any loss you realize on a taxable sale or exchange of your shares of a Fund will be disallowed if you acquire other shares of the same Fund (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after your sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. In addition, any loss realized upon a taxable sale or exchange of Fund shares held (or deemed held) by you for six months or less will be treated as long-term, rather than short-term, to the extent of any capital gain dividends received (or deemed received) by you with respect to those

55

FLOATING RATE OPPORTUNITIES FUND
LONG/SHORT EQUITY FUND
LONG/SHORT HEALTHCARE FUND

shares. Present law taxes both long-term and short-term capital gains of corporations at the rates applicable to ordinary income.

A Fund may be required to withhold, for U.S. federal backup withholding tax purposes, a portion of the dividends, distributions and redemption proceeds payable to you if: (i) you fail to provide the Fund (or its agent) with your correct taxpayer identification number (in the case of an individual, generally, such individual’s social security number) or to make the required certification; or (ii) the Fund has been notified by the IRS that you are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be refunded or credited against your U.S. federal income tax liability, if any, provided that you furnish the required information to the IRS.

THE FOREGOING IS A GENERAL AND ABBREVIATED SUMMARY OF THE PROVISIONS OF THE CODE AND THE TREASURY REGULATIONS IN EFFECT AS THEY DIRECTLY GOVERN THE TAXATION OF THE FUNDS AND THEIR SHAREHOLDERS. THESE PROVISIONS ARE SUBJECT TO CHANGE BY LEGISLATIVE OR ADMINISTRATIVE ACTION, AND ANY SUCH CHANGE MAY BE RETROACTIVE. A MORE COMPLETE DISCUSSION OF THE TAX RULES APPLICABLE TO THE FUNDS CAN BE FOUND IN THE STATEMENT OF ADDITIONAL INFORMATION, WHICH IS INCORPORATED BY REFERENCE INTO THIS PROSPECTUS. SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISERS REGARDING SPECIFIC QUESTIONS AS TO U.S. FEDERAL, STATE, LOCAL AND FOREIGN INCOME OR OTHER TAXES.

56

FINANCIAL HIGHLIGHTS

The financial highlights tables are intended to help you understand each Fund’s financial performance for Class Z Shares. Beginning with the fiscal year ending in 2010, the Funds’ fiscal year end was changed from August 31 to June 30. Certain information reflects the financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial information shown below for Floating Rate Opportunities Fund is that of the Predecessor Fund, which reorganized into the Fund on June 13, 2011. Absent such reorganization, the Floating Rate Opportunities Fund would not have any financial information to disclose. This information has been derived from each Fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP, an independent registered public accounting firm, whose report, along with this information, appears in the Funds’ 2011 Annual Report. The Funds’ 2011 Annual Report is incorporated by reference into the Funds’ SAI. To request a Fund’s 2011 Annual Report, please call (877) 665-1287.

HIGHLAND FLOATING RATE OPPORTUNITIES FUND*

	Year	Ten Months
	Ended	Ended		Year Ended August 31,
	June 30, 2011	June 30, 2010		2009	2008	2007	2006

Net Asset Value, Beginning of Period	$6.55	$5.97		$9.70	$11.75	$12.43	$12.19
Income from Investment Operations:
Net investment income(1)	0.29	0.20		0.54	0.94	1.04	1.00
Net realized and unrealized gain/(loss)(1)	0.46	0.58		(3.52)	(2.05)	(0.60)	0.22

Total from investment operations	0.75	0.78		(2.98)	(1.11)	0.44	1.22
Less Distributions Declared to Shareholders:
From net investment income	(0.34)	(0.07)		(0.75)	(0.93)	(1.05)	(0.98)
From net realized gains	—	—		—	(0.01)	(0.07)	—
From Return of capital	—	(0.13)		—	—	—	—

Total distributions declared to shareholders	(0.34)	(0.20)		(0.75)	(0.94)	(1.12)	(0.98)
Net Asset Value, End of Period	$6.96	$6.55		$5.97	$9.70	$11.75	$12.43
Total return(2)	12.11%	13.20	%(3)	(30.12)%	(9.97)%	3.46%	10.47%
Ratios to Average Net Assets/ Supplemental Data:
Net Assets, end of period (000’s)	$35,668	$41,785		$62,842	$170,147	$280,383	$161,996
Total expenses excluding interest expense and commitment fee	1.83%	1.92%		1.52%	1.23%	0.98%	0.81%
Interest and commitment fee expenses	0.47%	0.61%		1.08%	1.47%	1.06%	1.04%
Waiver/reimbursement	—	—		(0.01)%	(0.02)%	—	(0.04)%
Net expenses including interest expense and commitment fee(4)	2.30%	2.53%		2.59%	2.68%	2.04%	1.81%
Net investment income	4.32%	3.64%		8.44%	8.63%	8.40%	8.13%
Portfolio turnover rate	104%	57	%(3)	21%	22%	70%	61%

*	Historical data shown is that of the Highland Floating Rate Advantage Fund, which reorganized into Highland Floating Rate Opportunities Fund on June 13, 2011.

(1)	Per share data was calculated using average shares outstanding during the period.

(2)	Total return is at NAV assuming all distributions are reinvested. For periods with waivers/reimbursements, had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(3)	Not annualized.

(4)	Net expense ratio has been calculated after applying any waiver/reimbursement, if applicable.

57

HIGHLAND LONG/SHORT EQUITY FUND

			For the
	For the		Ten Months		For the		For the		For the
	Year Ended		Ended		Year Ended		Year Ended		Period Ended
	June 30,		June 30,		August 31,		August 31,		August 31,
	2011		2011		2009		2008		2007(1)

Net Asset Value, Beginning of Period	$10.81		$10.46		$10.54		$10.94		$10.00
Income from Investment Operations:
Net investment loss	(0.17	)(2)	(0.16	)(2)	(0.20	)(2)	—(2	)(3)	—	(3)
Redemption fees added to paid-in capital	—	(2)(3)	0.01	(2)	0.01	(2)	—	(2)(3)	—	(3)
Net realized and unrealized gain	0.93	(2)	0.60	(2)	0.12	(2)	0.04	(2)	0.94

Total from investment operations	0.76		0.45		(0.07)		0.04		0.94
Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.01)		(0.06)		—
From net realized gains	0.30		(0.10)		—		(0.38)		—

Total distributions declared to shareholders	0.30		(0.10)		(0.01)		(0.44)		—
Net Asset Value, End of Period	$11.27		$10.81		$10.46		$10.54		$10.94
Total return(4)	7.02	%(6)	4.25	%(5)	(0.68)%		0.31%		9.40	%(5)
Ratios to Average Net Assets/ Supplemental Data:
Net assets, end of period (in 000’s)	$163,490		$3,827		$975		$6,023		$7,837
Total operating expenses excluding interest expense	2.88%		3.14%		4.00%		3.98%		4.90%
Interest expense	—		—		0.01%		—		—
Waiver/reimbursement	(1.25)%		(1.25)%		(1.86)%		(1.85)%		(2.30)%
Net operating expenses including interest expense(6)	1.63%		1.89%		2.15%		2.13%		2.60%
Dividends for short positions	0.41%		0.70%		0.59%		0.34%		0.01%
Net expenses(6)	2.04%		2.59%		2.74%		2.47%		2.61%
Net investment loss	(1.54)%		(1.75)%		(1.95)%		(0.01)%		(0.06)%
Portfolio turnover rate	684	%(6)	496	%(5)	443%		206%		58	%(5)

(1)	The Fund commenced operations on December 5, 2006.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Represents less than $0.005 per share.

(4)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(5)	Not annualized.

(6)	Net expense ratio has been calculated after applying any waiver/reimbursement.

58

HIGHLAND LONG/SHORT HEALTHCARE FUND

			For the
	For the		Ten Months		For the		For the
	Year Ended		Ended		Year Ended		Period Ended
	June 30,		June 30,		August 31,		August 31,
	2011		2010		2009		2008(1)

Net Asset Value, Beginning of Period	$11.26		$9.47		$10.31		$10.00
Income from Investment Operations:
Net investment loss	(0.11	)(2)	(0.49	)(2)	(1.34	)(2)	(0.02)
Redemption fees added to paid-in-capital	—	(2)(3)	—		0.02	(2)	—

Net realized and unrealized gain	3.08	(2)	2.28	(2)	0.84	(2)	0.33

Total from investment operations	2.97		1.79		(0.48)		0.31
Less Distributions Declared to Shareholders:
From net investment income	—		—		(0.01)		—
From net realized gains	(0.35)		—		(0.35)		—

Total distributions declared to shareholders	(0.35)		—		(0.36)		—
Net Asset Value, End of Period	$13.88		$11.26		$9.47		$10.31
Total return(3)	26.79	%(6)	18.90	%(4)	(5.15)%		3.10	%(4)
Ratios to Average Net Assets/Supplemental Data:
Net assets, end of period (in 000’s)	$13,705		$7,606		$1,673		$6,940
Total operating expenses	2.26%		6.48%		15.00%		6.50%
Waiver/reimbursement	(1.19)%		(0.91)%		(1.62)%		(4.50)%
Net operating expenses(5)	1.07%		5.57%		13.38%		2.00%
Dividends for short positions	0.53%		0.03%		—		—
Net expenses(5)	1.60%		5.60%		13.38%		2.00%
Net investment loss	(0.91)%		(5.34)%		(12.94)%		(0.65)%
Portfolio turnover rate	1,553%		262	%(4)	23%		36	%(4)

(1)	The Fund commenced operations on May 5, 2008.

(2)	Per share data was calculated using average shares outstanding during the period.

(3)	Total return is at net asset value assuming all distributions reinvested and no initial sales charge or CDSC. Had the Fund’s investment adviser not waived or reimbursed a portion of expenses, total return would have been reduced.

(4)	Not annualized.

(5)	Net expense ratio has been calculated after applying any waiver/reimbursement.

59

MAILINGS TO SHAREHOLDERS

In order to reduce duplicative mail and expenses of the Funds, we may, in accordance with applicable law, send a single copy of the Funds’ Prospectus and shareholder reports to your household even if more than one family member in your household owns shares of a Fund. Additional copies of the Prospectus and shareholder reports may be obtained by calling (877) 665-1287. If you do not want us to consolidate your Fund mailings and would prefer to receive separate mailings at any time in the future, please call us at the telephone number above and we will furnish separate mailings, in accordance with instructions, within 30 days of your request.

60

Statement of Additional Information Dated November 1, 2011
INVESTMENT PORTFOLIOS OF HIGHLAND FUNDS I
HIGHLAND FLOATING RATE OPPORTUNITIES FUND
Class/Ticker: A/HFRAX, B/HFRBX, C/HFRCX, Z/HFRZX
HIGHLAND LONG/SHORT EQUITY FUND
Class/Ticker: A/HEOAX, C/HEOCX, Z/HEOZX
HIGHLAND LONG/SHORT HEALTHCARE FUND
Class/Ticker: A/HHCAX, C/HHCCX, Z/HHCZX
     This Statement of Additional Information (“SAI”) is not a prospectus but provides additional information that should be read in conjunction with the Funds’ Prospectuses, each dated November 1, 2011, and any supplements thereto. Copies of the Funds’ Prospectuses are available upon request by calling the Funds at (877) 665-1287, visiting the Funds’ website (http://www.highlandfunds.com) or writing to the Funds, P.O. Box 9840, Providence, RI 02940. Capitalized terms used in this SAI and not otherwise defined have the meanings given them in the Funds’ Prospectuses.
     Certain disclosure relating to the Highland Floating Rate Opportunities Fund has been incorporated by reference into this SAI from the annual and semi-annual reports of the Fund’s predecessor fund (the “Predecessor Fund”). For a free copy of the Predecessor Fund’s annual or semi-annual reports, please call (877) 665-1287.

1

THE FUNDS
     Highland Floating Rate Opportunities Fund (“Floating Rate Opportunities Fund”), Highland Long/Short Equity Fund (“Long/Short Equity Fund”) and Highland Long/Short Healthcare Fund (“Long/Short Healthcare Fund”) (each a “Fund,” and together, the “Funds”) are each non-diversified series of Highland Funds I (the “Trust”), an open-end management investment company organized as a Delaware statutory trust on February 28, 2006. Floating Rate Opportunities Fund, Long/Short Equity Fund and Long/Short Healthcare Fund commenced investment operations on June 13, 2011, December 5, 2006 and May 5, 2008, respectively. Floating Rate Opportunities Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Long/Short Equity Fund and Long/Short Healthcare Fund each offer three classes of shares: Class A, Class C and Class Z.
     Floating Rate Opportunities Fund acquired the assets and liabilities of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund, each a Delaware statutory trust, on June 13, 2011 (the “Reorganization”). Following the Reorganization, Highland Floating Rate Advantage Fund (the “Predecessor Fund”) was the accounting survivor and therefore certain information for periods prior to the date of this SAI relate to the Predecessor Fund. In the Reorganization, shareholders of each of Highland Floating Rate Advantage Fund and Highland Floating Rate Fund (“Legacy Shareholders”) received Class A, Class C and Class Z Shares of the Fund.
DESCRIPTION OF NON-PRINCIPAL INVESTMENTS AND RISK FACTORS
     The following information supplements the discussion of the investment policies and strategies of the Funds described in the Prospectuses. In pursuing its objective, each Fund will invest as described in the Prospectuses and as described below with respect to the following non-principal investment policies and strategies.
     In addition to the principal investments described in the Prospectuses, Highland Capital Management, L.P. (“Highland” or the “Adviser”), with respect to Floating Rate Opportunities Fund and Long/Short Equity Fund, or Cummings Bay Capital Management, L.P. (“CBCM” or the “Sub-Adviser”), with respect to Long/Short Healthcare Fund, may also invest some of the Funds’ assets in short-term U.S. government obligations, certificates of deposit, commercial paper and other money market instruments, including repurchase agreements with respect to such obligations, to enable the Funds to make investments quickly and to serve as collateral with respect to certain of their investments. However, if the Adviser or the Sub-Adviser, as applicable, believes that a defensive position is appropriate because of expected economic or business conditions or the outlook for security prices, a greater percentage of a Fund’s assets may be invested in such obligations. A Fund may purchase securities on a when-issued or forward commitment basis, engage in securities lending activities, and invest up to 33 1/3% of its total assets in reverse repurchase agreements when aggregated with all other borrowings (other than temporary borrowings). Each Fund may also invest its assets (up to 20% of Long/Short Equity Fund’s assets and up to 100% of Floating Rate Opportunities Fund’s and Long/Short Healthcare Fund’s assets) in high yield bonds (also known as “junk bonds”) which are bonds typically rated below investment grade by one or more nationally recognized statistical ratings organizations (“NRSROs”). NRSROs generally regard high-yield debt securities as predominately speculative with respect to ability to pay interest and repay principal and riskier than higher-rated debt securities. Appendix A contains additional information concerning the characteristics of the ratings used by certain NRSROs. From time to time, in the sole discretion of the Adviser or Sub-Adviser, as applicable, cash balances of the Funds may be placed in a money market fund or investments may be made in shares of other investment companies, subject to the applicable limits under the Investment Company Act of 1940, as amended (the “1940 Act”).
     Limited Role in Affairs of Portfolio Companies. Although the Adviser or Sub-Adviser, as applicable, does not take an active role in the affairs of the companies in which the Funds have positions other than voting proxies with respect to the Funds’ portfolio holdings, it will be the policy of each Fund to take such steps as are necessary to protect its economic interests. If the opportunity presents itself, the Adviser or Sub-Adviser, as applicable, reserves the option for any of its partners to accept a role on the board of directors of any company, regardless of whether a Fund holds any of the company’s securities.

1

Financial Futures. Each Fund has claimed an exclusion from the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.
     Fixed-Income and Other Debt Securities
     Fixed-income and other debt instrument securities include all bonds, high yield or “junk” bonds, municipal bonds, debentures, U.S. Government securities, mortgage-related securities, zero coupon securities and custodial receipts. The market value of fixed-income obligations of a Fund will be affected by general changes in interest rates, which will result in increases or decreases in the value of the obligations held by a Fund. The market value of the fixed-income obligations held by a Fund can be expected to vary inversely to changes in prevailing interest rates. As a result, shareholders should anticipate that the market value of the fixed-income obligations held by a Fund generally will increase when prevailing interest rates are declining and generally will decrease when prevailing interest rates are rising. Shareholders also should recognize that, in periods of declining interest rates, a Fund’s yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, a Fund’s yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to a Fund from the continuous sale of its shares will tend to be invested in instruments producing lower yields than the balance of its portfolio, thereby reducing a Fund’s current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which a Fund may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.
     Ratings made available by NRSROs are relative and subjective and are not absolute standards of quality. Although these ratings are initial criteria for selection of portfolio investments, the Adviser or Sub-Adviser, as applicable, also will make its own evaluation of these securities. Among the factors that will be considered are the long-term ability of the issuers to pay principal and interest and general economic trends.
     Fixed-income securities may be purchased on a when-issued or delayed-delivery basis. See “When-Issued Securities and Forward Commitments” below.
     Commercial Paper. Commercial paper consists of short-term (usually from 1 to 270 days) unsecured promissory notes issued by corporations in order to finance their current operations. A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender pursuant to which the lender may determine to invest varying amounts.
     Medium-, Lower-Rated and Unrated Securities. Securities rated in the fourth highest category by a NRSRO, although considered investment grade, may possess speculative characteristics, and changes in economic or other conditions are more likely to impair the ability of issuers of these securities to make interest and principal payments than is the case with respect to issuers of higher grade bonds.
     Generally, medium- or lower-rated securities and unrated securities of comparable quality, sometimes referred to as “junk bonds,” offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The yield of junk bonds will fluctuate over time.
     The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium- and lower-rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because medium- and lower-rated securities, and unrated securities of comparable quality, generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. Since the risk of default is higher for lower-rated debt securities, the Adviser’s or Sub-Adviser’s, as applicable, research and credit analysis are an especially important part of managing securities of this type held by a Fund.

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     In addition, the market for securities in lower-rated categories is more volatile than that for higher-rated securities, and the markets in which medium- and lower-rated or unrated securities are traded are more limited than those in which higher-rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for a Fund to purchase and may also have the effect of limiting the ability of a Fund to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.
     Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, a Fund may have to replace the security with a lower yielding security, resulting in a decreased return for shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by a Fund may decline relatively proportionately more than a portfolio consisting of higher rated securities. If a Fund experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by a Fund and increasing the exposure of a Fund to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently.
     Subsequent to its purchase by a Fund, an issue of securities may cease to be rated or its rating may be reduced. Neither event will require sale of these securities by the Fund, but the Adviser or Sub-Adviser, as applicable, will consider this event in its determination of whether a Fund should continue to hold the securities.
     The market for lower-rated debt securities may be thinner and less active than that for higher rated debt securities, which can adversely affect the prices at which the former are sold. If market quotations are not available, lower-rated debt securities will be valued in accordance with procedures established by the Board of Trustees, including the use of outside pricing services. Judgment plays a greater role in valuing high yield corporate debt securities than is the case for securities for which more external sources for quotations and last sale information is available. Adverse publicity and changing investor perception may affect the ability of outside pricing services to value lower-rated debt securities and the ability to dispose of these securities.
     In considering investments for a Fund, the Adviser or Sub-Adviser, as applicable, will attempt to identify those issuers of high yielding debt securities whose financial condition is adequate to meet future obligations or has improved or is expected to improve in the future. The analysis of the Adviser or Sub-Adviser, as applicable, focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.
     A Fund may choose, at its expense or in conjunction with others, to pursue litigation or otherwise exercise its rights as a security holder to seek to protect the interest of security holders if it determines this to be in the best interest of the Fund.
     Investments in high-yield debt obligations or other debt obligations that are at risk of, or are in, default present special tax issues for a Fund investing in or holding such securities. See “Income Tax Considerations” below.
     Certificates of Deposit, Bankers’ Acceptances and Time Deposits. Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less.

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     Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Investments in time deposits maturing in more than seven days will be subject to the Securities and Exchange Commission’s (“SEC”) restrictions that limit investments in illiquid securities to no more than 15% of the value of a Fund’s net assets.
     U.S. Government Securities. U.S. Government securities are obligations issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities. Some U.S. Government securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S. Government to purchase the agency’s obligations, such as securities of the Federal National Mortgage Association or (iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. To the extent a Fund invests in U.S. Government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since a Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.
     Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include: (i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participation interests in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participation interests is limited and, therefore, may be regarded as illiquid.
     U.S. Government securities also include securities guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under its Temporary Liquidity Guarantee Program. Under the Temporary Liquidity Guarantee Program, the FDIC guarantees, with the full faith and credit of the U.S. Government, the payment of principal and interest on the debt issued by private entities through the earlier of the maturity date of the debt or June 30, 2012.
     U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three month bills are currently offered by the Treasury on a 13-week cycle and are auctioned each week by the Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor.
     Mortgage-Related Securities. There are several risks associated with mortgage-related securities. One is that the monthly cash inflow from the underlying loans may not be sufficient to meet the monthly payment requirements of the mortgage-related security. Prepayment of principal by mortgagors or mortgage foreclosures will shorten the term of the underlying mortgage pool for a mortgage-related security. Early returns of principal will affect the average life of the mortgage-related securities remaining in a Fund. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. In periods of rising interest rates, the rate of prepayment tends to decrease, thereby lengthening the average life of a pool of mortgage-related securities. Conversely, in periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the average life of a pool. Reinvestment of prepayments may occur at higher or lower interest rates than the original investment, thus affecting the yield of a Fund. Because prepayments of principal generally occur when interest rates are declining, it is likely that a Fund will have to reinvest the proceeds of prepayments at lower interest rates than those at which the assets were previously invested. If this occurs, a Fund’s yield will correspondingly decline. Thus, mortgage-related securities may have less potential for capital appreciation in periods of falling interest rates than other fixed-income securities of comparable maturity, although these securities may have a comparable risk of decline in market value in periods of rising interest rates. To the extent that the Fund purchases mortgage-related securities at a premium, unscheduled prepayments, which are made at par, will result in a loss equal to any unamortized premium.
     Collateralized Mortgage Obligations (“CMOs”) are obligations fully collateralized by a portfolio of mortgages or mortgage-related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others

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with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.
     Mortgage-related securities may not be readily marketable. To the extent any of these securities are not readily marketable in the judgment of the Adviser or Sub-Adviser, as applicable, a Fund’s restrictions on investments in illiquid instruments will apply.
     Zero Coupon Securities. Zero coupon U.S. Government securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government securities that make regular payments of interest. A Fund accrues income on these investments for tax and accounting purposes, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities (including when not advantageous to do so) to satisfy a Fund’s distribution obligations (see “Tax Matters” below), in which case a Fund will forego the purchase of additional income producing assets with these funds. Zero coupon securities include Separately Traded Registered Interest and Principal Securities (“STRIPS”). STRIPS are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. They also include Coupons Under Book Entry Safekeeping (“CUBES”), which are component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.
     Custodial Receipts. Custodial receipts or certificates include Certificates of Accrual on Treasury Securities (“CATS”), Treasury Investment Growth Receipts (“TIGRs”) and Financial Corporation certificates (“FICO Strips”). CATS, TIGRs and FICO Strips are securities underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the U.S. Government security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government securities, described above. Although typically under the terms of a custodial receipt a Fund is authorized to assert its rights directly against the issuer of the underlying obligation, a Fund may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, if the underlying issuer fails to pay principal and/or interest when due, a Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if a Fund had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited were determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.
     Loans and Other Direct Debt Instruments. These are instruments in amounts owed by a corporate, governmental or other borrower to another party. They may represent amounts owed to lenders or lending syndicates (loans and loan participations), to suppliers of goods or services (trade claims or other receivables) or to other parties. Direct debt instruments purchased by a Fund may have a maturity of any number of days or years, may be secured or unsecured, and may be of any credit quality. Direct debt instruments involve the risk of loss in the case of default or insolvency of the borrower. Direct debt instruments may offer less legal protection to a Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. Direct debt instruments also may include standby financing commitments that obligate a Fund to supply additional cash to the borrower on demand at a time when a Fund would not have otherwise done so, even if the borrower’s condition makes it unlikely that the amount will ever be repaid.

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     These instruments will be considered illiquid securities and so will be limited in accordance with a Fund’s restrictions on illiquid securities.
     Illiquid Securities
     Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “1933 Act”), securities that are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the 1933 Act are referred to as “private placements” or “restricted securities” and are purchased directly from the issuer or in the secondary market. Investment companies do not typically hold a significant amount of these restricted securities or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and an investment company might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. An investment company might also have to register such restricted securities in order to dispose of them, which would result in additional expense and delay. Adverse market conditions could impede such a public offering of securities. A Fund may not invest more than 15% of its net assets in securities that are illiquid or otherwise not readily marketable.
     In recent years, however, a large institutional market has developed for certain securities that are not registered under the 1933 Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale of such investments to the general public or to certain institutions may not be indicative of their liquidity.
• Rule 144A Securities. The SEC has adopted Rule 144A, which allows a broader institutional trading market for securities otherwise subject to restriction on their resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the 1933 Act on resales of certain securities to qualified institutional buyers. The Adviser or Sub-Adviser, as applicable, will monitor the liquidity of Rule 144A securities in a Fund’s portfolio under the supervision of the Board of Trustees. In reaching liquidity decisions, the Adviser or Sub-Adviser, as applicable, will consider, among other things, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers and other potential purchasers wishing to purchase or sell the security; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).
A Fund may purchase securities in the United States that are not registered for sale under federal securities laws but which can be resold to institutions under SEC Rule 144A or under an exemption from such laws. Provided that a dealer or institutional trading market in such securities exists, these restricted securities or Rule 144A securities are treated as exempt from the Fund’s limit on illiquid securities. The Board of Trustees, with advice and information from the Adviser or Sub-Adviser, as applicable, will determine the liquidity of restricted securities or Rule 144A securities by looking at factors such as trading activity and the availability of reliable price information and, through reports from the Adviser or Sub-Adviser, as applicable, the Board of Trustees will monitor trading activity in restricted securities. If institutional trading in restricted securities or Rule 144A securities were to decline, a Fund’s illiquidity could increase and the Fund could be adversely affected.
• Section 4(2) Commercial Paper. A Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the 1933 Act. Section 4(2) commercial paper is restricted as to disposition under federal securities laws and is generally sold to institutional investors who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) commercial paper is normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) commercial paper, thus providing liquidity. The Adviser or Sub-Adviser, as

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applicable, believe that Section 4(2) commercial paper and possibly certain other restricted securities that meet the criteria for liquidity established by the Board of Trustees are quite liquid. The Funds intend therefore, to treat the restricted securities which meet the criteria for liquidity established by the Board of Trustees, including Section 4(2) commercial paper, as determined by the Adviser or Sub-Adviser, as liquid and not subject to the investment limitation applicable to illiquid securities. In addition, because Section 4(2) commercial paper is liquid, the Funds do not intend to subject such paper to the limitation applicable to restricted securities. Each Fund will not invest more than 10% of its total assets in restricted securities (excluding Rule 144A securities).
     Borrowing and Lending
     Borrowing. Each Fund may borrow money from banks (including their custodian bank) or from other lenders to the extent permitted under applicable law. The 1940 Act requires a Fund maintain asset coverage of at least 300% for all such borrowings, and should such asset coverage at any time fall below 300%, the Fund would be required to reduce its borrowings within three days to the extent necessary to meet the requirements of the 1940 Act. No Fund will make any borrowing that would cause its outstanding borrowings to exceed one-third of the value of its total assets. To reduce its borrowings, a Fund might be required to sell securities at a time when it would be disadvantageous to do so. In addition, because interest on money borrowed is a Fund expense that it would not otherwise incur, the Fund may have less net investment income during periods when its borrowings are substantial. The interest paid by the Fund on borrowings may be more or less than the yield on the securities purchased with borrowed funds, depending on prevailing market conditions.
     Securities Loans. Each Fund may seek additional income by making secured loans of its portfolio securities through its custodian, BNY Mellon Investment Servicing Trust Company. Such loans will be in an amount not greater than one-third of the value of the Fund’s total assets. BNY Mellon Investment Servicing Trust Company will charge the Fund transaction fees based on the securities lending services provided. The Funds will receive collateral consisting of cash, U.S. Government securities or irrevocable letters of credit, which collateral will be maintained at all times in an amount equal to 102% of the current market value of the loaned securities. If the collateral consists of a letter of credit or securities, the borrower will pay the Fund a loan premium fee. If the collateral consists of cash, BNY Mellon Investment Servicing Trust Company will reinvest the cash. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, the Fund retains the right to call the loans at any time on reasonable notice, and it will do so in order that the securities may be voted by the Fund if the holders of such securities are asked to vote upon or consent to matters materially affecting the investment. The Fund also may call such loans in order to sell the securities involved.
     The risks in lending portfolio securities, as with other extensions of credit, consist of possible delays in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. A Fund also bears the risk that the value of investments made with collateral may decline. Although a Fund has the right to call loans at any time on reasonable notice and will do so if holders of a loaned security are asked to vote upon or consent to material matters, the Fund bears the risk of delay in the return of the security, impairing the Fund’s ability to vote on such matters.
     Securities lending also exposes a Fund to counterparty risk, as the borrower of the Fund’s securities may be unable or unwilling to make timely principal, interest, or settlement payments or otherwise honor its obligations. There can be no assurance that a counterparty will meet its obligations, especially during unusually adverse market conditions. If the counterparty defaults, the Fund will have contractual remedies, but the Fund may be unable to enforce its contractual rights. The creditworthiness of firms to which a Fund lends its portfolio holdings will be monitored on an ongoing basis by the Adviser or Sub-Adviser, as applicable.
     Derivatives
     Each Fund may invest in various instruments that are commonly known as derivatives. Generally, a derivative is a financial arrangement, the value of which is based on, or “derived” from, a traditional security, asset or market index. There are, in fact, many different types of derivatives and many different ways to use them. There is a range of risks associated with those uses. Futures and options are commonly used for traditional hedging purposes to

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attempt to protect a Fund from exposure to changing interest rates, securities prices or currency exchange rates and as a low cost method of gaining exposure to a particular securities market without investing directly in those securities. However, some derivatives are used for leverage, which tends to magnify the effects of an instrument’s price changes as market conditions change. Leverage involves the use of a small amount of money to control a large amount of financial assets, and can in some circumstances lead to significant losses. Tax considerations may limit a Fund’s ability to invest in certain derivatives. See “Income Tax Considerations” below.
     Options. An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise or “strike” price.
     The Funds may write (sell) covered call and put options (“covered options”) on stocks, securities, indices and foreign currencies in an attempt to increase income. When a Fund writes a covered call option, it gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at the price specified in the option (the “exercise price”) by exercising the option at any time during the option period. If the option expires unexercised, the Fund will realize income in an amount equal to the premium received for writing the option. If the option is exercised, a decision over which the Fund has no control, the Fund must sell the underlying security to the option holder at the exercise price. By writing a covered call option, a Fund foregoes, in exchange for the premium less the commission (“net premium”), the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price.
     When a Fund writes a covered put option, it gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security to the Fund at the specified exercise price at any time during the option period. If the option expires unexercised, the Fund will realize income in the amount of the premium received for writing the option. If the put option is exercised, a decision over which the Fund has no control, the Fund must purchase the underlying security from the option holder at the exercise price. By writing a covered put option, the Fund, in exchange for the net premium received, accepts the risk of a decline in the market value of the underlying security below the exercise price.
     A Fund may terminate its obligation as the writer of a call or put option by purchasing an option with the same exercise price and expiration date as the option previously written. This transaction is called a “closing purchase transaction.” With respect to writing covered options, the Fund will realize a profit or loss for a closing purchase transaction if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Fund may make a “closing sale transaction” which involves liquidating the Fund’s position by selling the option previously purchased. Where the Fund cannot effect a closing purchase transaction, it may be forced to incur brokerage commissions or dealer spreads in selling securities it receives or it may be forced to hold underlying securities until an option is exercised or expires.
     When a Fund writes a call option, it will “cover” its obligation by owning and earmarking the underlying security or other assets on the books of the Fund’s custodian. When a Fund writes a put option, it will “cover” its obligation by earmarking assets at the Fund’s custodian.
     A Fund may purchase call and put options on any securities in which it may invest. A Fund would normally purchase a call option in anticipation of an increase in the market value of such securities. The purchase of a call option would entitle the Fund, in exchange for the premium paid, to purchase a security at a specified price during the option period. The Fund would ordinarily have an economic gain if the value of the securities increased above the exercise price sufficiently to cover the premium and would have an economic loss if the value of the securities remained at or below the exercise price during the option period.
     A Fund would normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or securities of the type in which it is permitted to invest. The purchase of a put option would entitle the Fund, in exchange for the premium paid, to sell a security, which may or may not be held in the Fund’s portfolio, at a specified price during the option period. The purchase of protective puts is designed merely to offset or hedge against a decline in the market value of a Fund’s portfolio securities. Put options also may be

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purchased by the Fund for the purpose of affirmatively benefiting from a decline in the price of securities which the Fund does not own. Upon exercise, the Fund would ordinarily realize a gain if the value of the securities decreased below the exercise price sufficiently to cover the premium and would realize a loss if the value of the securities remained at or above the exercise price. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of underlying portfolio securities.
     A Fund’s activities in options may also be restricted by the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company (“RIC”).
     Options on Securities Indices. A Fund may purchase and write put and call options on securities indices listed on domestic and on foreign exchanges. Such options give the holder the right to receive a cash settlement during the term of the option based upon the difference between the exercise price and the value of the index. Options on securities indices entail risks in addition to the risks of options on securities. The absence of a liquid secondary market to close out options positions on securities indices is more likely to occur. Use of options on securities indices also entails the risk that trading in such options may be interrupted if trading in certain securities included in the index is interrupted.
     Because options on securities indices require settlement in cash, the Adviser or Sub-Adviser may be forced to liquidate portfolio securities to meet settlement obligations. When a Fund writes a put or call option on a securities index, it will cover the position by earmarking assets with the Fund’s custodian.
     Options on Foreign Currencies. A Fund may write covered put and call options and purchase put and call options on foreign currencies for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency does decline, a Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.
     Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund derived from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options that would require it to forego a portion or all of the benefits of advantageous changes in such rates.
     As in the case of forward contracts, certain options on foreign currencies are traded over-the-counter and involve liquidity and credit risks that may not be present in the case of exchange-traded currency options. A Fund’s ability to terminate over-the-counter options (“OTC Options”) will be more limited than the exchange-traded options. It is also possible that broker-dealers participating in OTC Options transactions will not fulfill their obligations. Until such time as the staff of the SEC changes its position, the Funds will treat purchased OTC Options and assets used to cover written OTC Options as illiquid securities. With respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the repurchase formula.
     Forward Currency Contracts. Because, when investing in foreign securities, a Fund buys and sells securities denominated in currencies other than the U.S. dollar and receives interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Fund from time to time may enter into forward currency transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Fund either enters into these transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market or uses forward currency contracts to purchase or sell foreign currencies.

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     A forward currency contract is an obligation by a Fund to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract. Forward currency contracts establish an exchange rate at a future date. These contracts are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward currency contract generally has no deposit requirement and is traded at a net price without commission. The Fund earmarks liquid securities at its custodian in an amount at least equal to its obligations under each forward currency contract. Neither spot transactions nor forward currency contracts eliminate fluctuations in the prices of the Fund’s securities or in foreign exchange rates, or prevent loss if the prices of these securities should decline.
     A Fund may enter into foreign currency hedging transactions in an attempt to protect against changes in foreign currency exchange rates between the trade and settlement dates of specific securities transactions or changes in foreign currency exchange rates that would adversely affect a portfolio position or an anticipated investment position. Although these transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase. The precise matching of the forward currency contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of such securities between the date the forward currency contract is entered into and the date it matures. The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.
     While these contracts are not presently regulated by the Commodity Futures Trading Commission (the “CFTC”), the CFTC may in the future assert authority to regulate forward currency contracts. In such event a Fund’s ability to utilize forward currency contracts may be restricted. Forward currency contracts may reduce the potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of forward currency contracts may not eliminate fluctuations in the underlying U.S. dollar equivalent value of the prices of or rates of return on the Fund’s foreign currency denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.
     The matching of the increase in value of a forward currency contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, a Fund may not always be able to enter into forward currency contracts at attractive prices and this will limit the Fund’s ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund’s use of cross-hedges, there can be no assurance that historical correlations between the movements of certain foreign currencies relative to the U.S. dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund’s assets that are the subject of such cross-hedges are denominated.
     Futures Contracts and Related Options. To the extent consistent with applicable law, each Fund may invest in futures contracts on, among other things, individual equity securities, securities indices, interest rates, currencies, and inflation indices. The sale of a futures contract creates an obligation by a Fund, as seller, to deliver the specific type of financial instrument called for in the contract at a specified future time for a specified price. At the time a futures contract is purchased or sold, a Fund must allocate cash or securities as a deposit payment (“initial margin”). It is expected that the initial margin that the Fund will pay may range from approximately 1% to approximately 5% of the value of the securities or commodities underlying the contract. In certain circumstances, however, such as periods of high volatility, a Fund may be required by an exchange to increase the level of its initial margin payment. Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). Some futures contracts, however, are cash settled, which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract and, if negative, is paid by the purchaser to the seller of the futures contract.
     Options on futures contracts are similar to options on securities except that an option on a futures contract gives the purchaser the right in return for the premium paid to assume a position in a futures contract (a long position if

10

the option is a call and a short position if the option is a put).
     Futures contracts and related options involve costs and may result in losses in excess of the amount invested in the futures contract or related option. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the instrument underlying the futures contract, such as when a futures contract on one security or commodity is used to hedge a different security or commodity or when a futures contract in one currency is used to hedge a security denominated in another currency. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be protected, the Fund may realize a loss on the futures contract and/or on the portfolio position intended to be protected. The risk of imperfect correlation generally tends to diminish as the maturity date of the futures contract approaches. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts. Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract.
     The Fund’s ability to engage in the futures and options on futures strategies depends on the liquidity of the markets in those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments effectively. In addition, there can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day.
     A Fund that purchases or sells a futures contract is only required to deposit initial and variation margin as required by relevant regulations and the rules of the contract market. Because the purchase of a futures contract obligates the Fund to purchase the underlying security or other instrument at a set price on a future date, the Fund’s net asset value will fluctuate with the value of the security or other instrument as if it were already in the Fund’s portfolio. Futures transactions have the effect of investment leverage to the extent the Fund does not maintain liquid assets equal to the face amount of the contract. If a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.
     Other Investment Policies
     Swap Agreements. To help enhance the value of their portfolio or manage their exposure to different types of investments, the Funds may enter into credit default swap agreements, interest rate, currency and mortgage swap agreements and may purchase and sell interest rate “caps,” “floors” and “collars.”
     In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) on different currencies, securities, baskets of currencies or securities, indices or other instruments, which returns are calculated with respect to a “notional value,” (i.e., the designated reference amount of exposure to the underlying instruments). The Funds intend to enter into swaps primarily on a net basis, i.e., the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the two payments. If the other party to a swap contract entered into on net basis defaults, the Fund’s risk of loss will consist of the net amount of payments that the Fund is contractually entitled to receive. The net amount of the excess, if any, of the Fund’s obligations over its entitlements will be maintained in a segregated account by the Fund’s custodian. The Funds will not enter into swap agreements unless the claims-paying ability of the other party thereto is considered to be an acceptable credit risk to such Fund by the Adviser or Sub-Adviser, as applicable. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. Swap instruments are not exchange-listed securities and may be traded only in the over-the-counter market.

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     In a typical interest rate swap agreement, one party agrees to make regular payments equal to a floating interest rate on a specified amount (the “notional principal amount”) in return for payments equal to a fixed interest rate on the same amount for a specified period. If a swap agreement provides for payment in different currencies, the parties may also agree to exchange the notional principal amount. Mortgage swap agreements are similar to interest rate swap agreements, except that notional principal amount is tied to a reference pool of mortgages. In a cap or floor, one party agrees, usually in return for a fee, to make payments under particular circumstances. For example, the purchaser of an interest rate cap has the right to receive payments to the extent a specified interest rate exceeds an agreed level; the purchaser of an interest rate floor has the right to receive payments to the extent a specified interest rate falls below an agreed level. A collar entitles the purchaser to receive payments to the extent a specified interest rate falls outside an agreed range.
     Investments in swaps involve the exchange by a Fund with another party of their respective commitments. Use of swaps subjects a Fund to risk of default by the counterparty. If there is a default by the counterparty to such a transaction, there may be contractual remedies pursuant to the agreements related to the transaction although contractual remedies may not be sufficient in the event the counterparty is insolvent. However, the swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Swap agreements are sophisticated financial instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. Swaps may involve leverage and can be highly volatile and may have a considerable impact on a Fund’s performance, as the potential gain or loss on any swap transaction is not necessarily subject to any fixed limit. All swap agreements are considered as illiquid securities and, therefore, will be limited, along with all of the Fund’s other illiquid securities, to 15% of the Fund’s net assets.
     The Funds may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the “par value” (full notional value) of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in the transaction. If a Fund is a buyer and no event of default occurs, the Fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the Fund receives income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event.
     Credit default swap agreements are subject to greater risk than direct investment in the reference obligation. Like all swap agreements, credit default swaps are subject to liquidity, credit and counterparty risks. A buyer in a credit default swap contract will lose its investment and recover nothing should no event of default occur. If an event of default were to occur, the value of the reference obligation received by the seller, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. In addition, collateral posting requirements are individually negotiated and there is no regulatory requirement that a counterparty post collateral to secure its obligations under a credit default swap. Furthermore, there is no requirement that a party be informed in advance when a credit default swap agreement is sold. Accordingly, a Fund may have difficulty identifying the party responsible for payment of its claims. The notional value of credit default swaps with respect to a particular investment is often larger than the total par value of such investment outstanding and, in event of a default, there may be difficulties in making the required deliveries of the reference investments, possibly delaying payments.
     The market for credit default swaps has become more volatile recently as the creditworthiness of certain counterparties has been questioned and/or downgraded. If a counterparty’s credit becomes significantly impaired, multiple requests for collateral posting in a short period of time could increase the risk that a Fund may not receive adequate collateral. A Fund generally may exit its obligations under a credit default swap only by terminating the contract and paying applicable breakage fees, or by entering into an offsetting credit default swap position, which may cause the Fund to incur more losses. If a Fund uses credit default swaps to leverage its portfolio, it will be exposed to additional risks, including the risk that the Fund’s use of leverage will magnify the effect of any losses the Fund incurs since if an event of default occurs the seller must pay the buyer the full notional value of the reference obligation.

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     When-Issued Securities and Forward Commitments. Each Fund may enter into forward commitments for the purchase or sale of interests in Senior Loans and other portfolio securities, including on a “when-issued” or “delayed delivery” basis in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a when, as and if issued security). When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While a Fund will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable. Securities purchased by a Fund under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. For forward commitments that are cash settled, a Fund will designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such commitments.
     Purchases of securities on a forward commitment basis may involve more risk than other types of purchases. Securities purchased on a forward commitment basis and the securities held in a Fund’s portfolio are subject to changes in value based upon the public’s perception of the creditworthiness of the issuer and changes, real or anticipated, in the level of interest rates. Purchasing securities on a forward commitment basis can involve the risk that the yields available in the market when the delivery takes place may actually be higher or lower than those obtained in the transaction itself. On the settlement date of the forward commitment transaction, the Fund will meet its obligations from then available cash flow, sale of securities reserved for payment of the commitment, sale of other securities or, although it would not normally expect to do so, from sale of the forward commitment securities themselves (which may have a value greater or lesser than the Fund’s payment obligations). The sale of securities to meet such obligations may result in the realization of capital gains or losses. Purchasing securities on a forward commitment basis can also involve the risk of default by the other party on its obligation, delaying or preventing the Fund from recovering the collateral or completing the transaction.
     Repurchase Agreements. Floating Rate Opportunities Fund may enter into repurchase agreements without limitation. Long/Short Healthcare Fund may enter into repurchase agreements with respect to up to 33 1/3% of the value of such Fund’s total assets and Long/Short Equity Fund may enter into repurchase agreements with respect to up to 20% of the value of the Fund’s total assets. A repurchase agreement is a purchase of, and a simultaneous commitment to resell, a financial instrument at an agreed-upon price on an agreed-upon date. When participating in repurchase agreements, a Fund buys securities from a seller (e.g., a bank or brokerage firm) with the agreement that the seller will repurchase the securities at the agreed-upon price at a later date. Repurchase agreements may also be viewed as loans made by a Fund that are collateralized by the securities subject to repurchase. Such transactions afford an opportunity for a Fund to earn a return on available liquid assets at minimal market risk, although a Fund may be subject to various delays and risks of loss if the counterparty is unable to meet its obligation to repurchase. If the counterparty to a repurchase agreement defaults on its repurchase obligation pursuant to the repurchase agreement, a Fund may lose money to the extent proceeds from the sale of collateral are less than the repurchase price. If the member bank or member firm that is the party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the Bankruptcy Code, the law regarding the rights of a Fund is unsettled and a Fund’s realization upon the collateral may be delayed or limited. The Adviser or Sub-Adviser, as applicable, will evaluate the creditworthiness of the repurchase agreement counterparties with whom the Funds do business and will monitor their creditworthiness during the period of any repurchase agreement.
     Reverse Repurchase Agreements. Each Fund may enter into reverse repurchase agreements with respect to securities held by the Fund that could otherwise be sold by the Fund. In a reverse repurchase agreement a Fund sells a security held by the Fund and simultaneously obtains the commitment of the purchaser (typically, a commercial bank or a broker or dealer) to sell the security back to the Fund at an agreed-upon price on an agreed-upon date. A Fund will maintain cash or liquid securities in an amount sufficient to cover its obligations with respect to reverse repurchase agreements. A Fund receives payment for such securities only upon physical delivery or evidence of book entry transfer by its custodian. Regulations of the SEC require that, if securities are sold by a Fund under a reverse repurchase agreement, the Fund designate or segregate liquid assets in an amount equal to the Fund’s daily marked-to-market value of such agreement. Reverse repurchase agreements are considered borrowings of money by

13

the Funds and as such would be subject to the restrictions on issuing senior securities described below under “Investment Restrictions.”
     Reverse repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the proceeds of the sale received from the counterparty. An additional risk is that the market value of securities sold by a Fund under a reverse repurchase agreement could decline below the price at which the Fund is obligated to repurchase them.
     Emerging Markets. Floating Rate Opportunities Fund may invest without limitation in emerging market countries. Each of Long/Short Equity Fund and Long/Short Healthcare Fund may invest up to 50% of the value of their total assets in emerging market countries.
     Investing in emerging market countries involves certain risks not typically associated with investing in the United States and imposes risks greater than, or in addition to, risks of investing in more developed foreign countries. These risks include, but are not limited to, the following: greater risks of nationalization or expropriation of assets or confiscatory taxation; currency devaluations and other currency exchange rate fluctuations; greater social, economic, and political uncertainty and instability (including amplified risk of war and terrorism); more substantial government involvement in the economy; less government supervision and regulation of the securities markets and participants in those markets; controls on foreign investment and limitations on repatriation of invested capital and on a Fund’s ability to exchange local currencies for U.S. dollars; unavailability of currency hedging techniques in certain emerging market countries; the fact that companies in emerging market countries may be smaller, less seasoned, and newly organized companies; the difference in, or lack of, auditing and financial reporting standards, which may result in unavailability of material information about issuers; the risk that it may be more difficult to obtain and/or enforce a judgment in a court outside the United States; and greater price volatility, substantially less liquidity, and significantly smaller market capitalization of securities markets. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. Furthermore, high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.
     Money Market Instruments. Each Fund may invest in money market instruments. Money market securities are high-quality, dollar-denominated, short-term instruments. They consist of (i) bankers’ acceptances, certificates of deposit, notes and time deposits of highly-rated U.S. banks and U.S. branches of foreign banks; (ii) U.S. Treasury obligations and obligations issued or guaranteed by agencies and instrumentalities of the U.S. Government; (iii) high-quality commercial paper issued by U.S. foreign corporations; (iv) debt obligations with a maturity of one year or less issued by corporations with outstanding high-quality commercial paper ratings; and (v) repurchase agreements involving any of the foregoing obligations entered into with highly-rated banks and broker-dealers.
     Convertible Securities. Convertible securities may offer higher income than the common stocks into which they are convertible and include fixed-income or zero coupon debt securities, which may be converted or exchanged at a stated or determinable exchange ratio into underlying shares of common stock. Prior to their conversion, convertible securities may have characteristics similar to both non-convertible debt securities and equity securities. While convertible securities generally offer lower yields than non-convertible debt securities of similar quality, their prices may reflect changes in the value of the underlying common stock. Convertible securities entail less credit risk than the issuer’s common stock.
     Asset Coverage. To assure that a Fund’s use of futures and related options, as well as when issued and delayed-delivery transactions, forward currency contracts and swap transactions, are not used to achieve investment leverage, the Fund will cover such transactions, as required under applicable SEC interpretations, either by owning the underlying securities or by earmarking liquid securities with its custodian in an amount at all times equal to or exceeding the Fund’s commitment with respect to these instruments or contracts.
     Warrants and Rights. Warrants are options to purchase equity securities at a specified price and are valid for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the

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issuer to its shareholders. Each of Long/Short Equity Fund and Long/Short Healthcare Fund may purchase warrants and rights, provided that the Funds presently do not intend to invest more than 10% of their respective net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities. Floating Rate Opportunities Fund may purchase warrants and rights, provided that the Fund presently does not intend to invest more than 20% of its net assets at the time of purchase in warrants and rights other than those that have been acquired in units or attached to other securities.
     Short-Term Trading. Short-term trading involves the selling of securities held for a short time, ranging from several months to less than a day. The object of such short-term trading is to increase the potential for capital appreciation and/or income of a Fund in order to take advantage of what the Adviser or Sub-Adviser, as applicable, believes are changes in market, industry or individual company conditions or outlook. Any such trading would increase the turnover rate of the Fund and its transaction costs, and could result in higher taxes for shareholders if Fund shares are held in a taxable account.
     Micro Cap Securities. Each Fund may invest in companies whose total market capitalization at the time of investment is generally between $30 million and $500 million, referred to as micro cap companies. Micro cap companies may not be well-known to the investing public, may not have significant institutional ownership and may have cyclical, static or only moderate growth prospects. Micro cap companies may have greater risk and volatility than large companies and may lack the management depth of larger, mature issuers. Micro cap companies may have relatively small revenues and limited product lines, markets, or financial resources, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies. In addition, micro cap companies may be developing or marketing new products or services for which markets are not yet established and may never become established. As a result, the prices of their securities may fluctuate more than those of larger issuers.
     Securities of Other Investment Companies. Such investments are subject to limitations prescribed by the 1940 Act unless an SEC exemption is applicable or as may be permitted by rules under the 1940 Act or SEC staff interpretations thereof. The 1940 Act limitations currently provide, in part, that the Funds may not purchase shares of an investment company if (a) such a purchase would cause a Fund to own in the aggregate more than 3% of the total outstanding voting stock of the investment company; (b) such a purchase would cause a Fund to have more than 5% of its total assets invested in the investment company; or (c) more than 10% of a Fund’s total assets would be invested in the aggregate in all investment companies. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Funds’ purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying Fund expenses.
     Privately-Placed Securities. Each Fund may invest in securities that are neither listed on a stock exchange nor traded over-the-counter, including privately placed securities. Investing in such unlisted securities, including investments in new and early stage companies, may involve a high degree of business and financial risk that can result in substantial losses. As a result of the absence of a public trading market for these securities, they may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund, or less than what may be considered the fair value of such securities. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that might be applicable if their securities were publicly traded. If such securities are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.
     Initial Public Offerings (“IPOs”). Each Fund may invest in IPOs. An IPO presents the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about the issuer. The purchase of IPO shares may involve high transactions costs. IPO shares are subject to market risk and liquidity risk. When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short

15

period of time. This may increase the turnover of the Fund and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.
     The Funds’ investments in IPO shares may include the securities of “unseasoned” companies (companies with less than three years of continuous operations), which present risks considerably greater than common stocks of more established companies. These companies may have limited operating histories and their prospects for profitability may be uncertain. These companies may be involved in new and evolving businesses and may be vulnerable to competition and changes in technology, markets and economic conditions. They may be more dependent on key managers and third parties and may have limited products.
     Operating Deficits. The expenses of operating a Fund (including the fees payable to the Adviser or Sub-Adviser, as applicable) may exceed its income, thereby requiring that the difference be paid out of the Fund’s capital, reducing the Fund’s investments and potential for profitability.
     Accuracy of Public Information. The Adviser or Sub-Adviser, as applicable, selects investments for each Fund, in part, on the basis of information and data filed by issuers with various government regulators or made directly available to the Adviser or Sub-Adviser, as applicable, by the issuers or through sources other than the issuers. Although the Adviser or Sub-Adviser, as applicable, evaluates all such information and data and ordinarily seeks independent corroboration when the Adviser or Sub-Adviser, as applicable, considers it appropriate and when such corroboration is reasonably available, the Adviser or Sub-Adviser, as applicable, is not in a position to confirm the completeness, genuineness or accuracy of such information and data.
     Trading Limitations. For all securities listed on a securities exchange, including options listed on a public exchange, the exchange generally has the right to suspend or limit trading under certain circumstances. Such suspensions or limits could render certain strategies difficult to complete or continue and subject the Funds to loss. Also, such a suspension could render it impossible for the Adviser or Sub-Adviser, as applicable, to liquidate positions and thereby expose the Funds to potential losses. Finally, to the extent that advisory personnel of the Adviser or Sub-Adviser, as applicable, acquire material non-public information in the course of service on the board of directors or creditor’s committee of a company, the Funds may be prevented from buying or selling securities of that company.
     Risks of Interest Only Mortgage-Backed Securities. “Interest only” mortgage-backed securities present a heightened risk of total loss of investment.
     Risks of Inverse Floaters. As interest rates rise, inverse floaters produce less current income. A change in prevailing interest rates will often result in a greater change in the interest rate paid by an inverse floater. As a result, inverse floaters may have a greater degree of volatility than other types of interest-bearing securities of similar credit quality.
PORTFOLIO TURNOVER
     The frequency and amount of portfolio purchases and sales (known as the “turnover rate”) will vary from year to year. The portfolio turnover rate may vary greatly from year to year and will not be a limiting factor when the Adviser or Sub-Adviser, as applicable, deems portfolio changes appropriate. Although the Funds generally do not intend to trade for short-term profits, the securities held by a Fund will be sold whenever the Adviser or Sub-Adviser, as applicable, believes it is appropriate to do so, without regard to the length of time a particular security may have been held. Higher portfolio turnover involves correspondingly greater transaction costs, including any brokerage commissions that a Fund will bear directly, and can cause the Fund to recognize more short-term capital

16

gains (which currently are taxable to shareholders at higher rates than long-term capital gains). Each Fund may engage in active trading to achieve its investment goals and, as a result, may have substantial portfolio turnover.
     For the fiscal year ended June 30, 2011 and the fiscal period ended and June 30, 2010, respectively, the portfolio turnover rate for each of the Funds was as follows:

	Fiscal Year Ended	Fiscal Period Ended
	June 30, 2011	June 30, 2010
Floating Rate Opportunities Fund	104%	57%*
Long/Short Equity Fund	684%	496%
Long/Short Healthcare Fund	1,553%	262%

*	Predecessor Fund
     The increase in Floating Rate Opportunities Fund’s portfolio turnover was due to implementing a more active trading strategy. The increase in Long/Short Equity Fund’s portfolio turnover was due to adding additional assets to the portfolio and through attempting to mitigate the increase in volatility in the markets. The increase in Long/Short Healthcare Fund’s portfolio turnover rate was due to an increase in net assets and more active trading strategy.
INVESTMENT RESTRICTIONS
     The investment restrictions below have been adopted by the Board of Trustees. Fundamental policies of a Fund may be changed only with the approval of a “vote of a majority of the outstanding voting securities” of the Fund. A “vote of a majority of the outstanding voting securities” of a Fund means the lesser of (i) 67% or more of the shares at a meeting if the holders of more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares. If a percentage policy set forth in the Prospectuses or one of the following percentage investment restrictions is adhered to at the time a transaction is effected, later changes in a percentage will not be considered a violation of the policy or restriction unless such change is caused by action of a Fund or pertains to a Fund’s limitations on borrowing and investment in illiquid securities.
     Fundamental Investment Restrictions. The following investment restrictions are fundamental policies and, as such, may not be changed without the approval of a “vote of a majority of the outstanding voting securities” (as previously defined in “Description of Non-Principal Investments and Risk Factors”). A Fund may not:

1.	Purchase any security that would cause such Fund to concentrate (invest 25% or more of its total assets) in securities of issuers primarily engaged in any particular industry or group of industries (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that Long/Short Healthcare Fund will invest more than 25% and may invest up to 100% of its assets in securities of issuers in the industry group consisting of healthcare companies (as defined in the Prospectus). For purposes of this restriction as applied to Floating Rate Opportunities Fund, senior loans and loan participations will be considered investments in the industry of the underlying borrower, rather than that of any agent that administers the senior loan or the seller of the loan participation;

2.	In the case of Floating Rate Opportunities Fund and Long/Short Healthcare Fund, issue senior securities or borrow in excess of the amounts permitted by the 1940 Act;*

3.	In the case of Long/Short Equity Fund, issue senior securities (including borrowing money, including on margin if margin securities are owned, and through entering into reverse repurchase agreements) in excess of

*	Under the 1940 Act, a Fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time borrowing is made.

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33 1/3% of Long/Short Equity Fund’s total assets (including the amount of senior securities issued, but excluding any liabilities and indebtedness not constituting senior securities), except that Long/Short Equity Fund may borrow up to an additional 5% of its total assets for temporary purposes; or pledge its assets other than to secure such issuances or in connection with hedging transactions, short sales, securities lending, when-issued and forward commitment transactions and similar investment strategies. Long/Short Equity Fund’s obligations under the foregoing types of transactions and investment strategies are not treated as senior securities;

4.	Underwrite securities of other issuers, except to the extent that such Fund, in disposing of Fund securities, may be deemed an underwriter within the meaning of the 1933 Act;

5.	Purchase or sell real estate, except that a Fund may (a) invest in securities or other instruments directly or indirectly secured by real estate, (b) invest in securities or other instruments issued by issuers that invest in real estate, and (c) hold for prompt sale, real estate or interests in real estate to which it may gain an ownership interest through the forfeiture of collateral securing loans or debt securities held by it;

6.	Purchase or sell commodities or commodity contracts, but this shall not prevent a Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments that are not related to physical commodities; and

7.	In the case of Long/Short Equity Fund and Long/Short Healthcare Fund, lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties, but this limitation does not apply to the purchase of debt securities or to repurchase agreements.

8.	In the case of Floating Rate Opportunities Fund, lend any property or make any loan if, as a result, more than 33 1/3% of its total assets would be loaned to other parties (including the value of collateral received for loans of portfolio securities), but this limitation does not apply to the purchase of debt securities and other Senior Loans in which it is authorized to invest in accordance with its investment objective and policies or to repurchase agreements.

     Non-Fundamental Investment Restrictions. Each Fund is also subject to the following non-fundamental investment restrictions and policies that may be changed by the Board of Trustees without shareholder approval. A Fund may not:
1.	In the case of Long/Short Healthcare Fund, enter into repurchase agreements if, as a result thereof, more than 33 1/3% of such Fund’s total assets would be invested in repurchase agreements and in the case of Long/Short Equity Fund, as an operating policy and notwithstanding fundamental investment restriction number 7, Long/Short Equity Fund may not acquire debt securities or enter into repurchase agreements if, as a result thereof, more than 20% of Long/Short Equity Fund’s total assets would be invested in debt securities or repurchase agreements;

2.	Acquire any illiquid securities if, as a result thereof, more than 15% of the market value of such Fund’s net assets would be in investments that are illiquid;

3.	In the case of Long/Short Equity Fund and Long/Short Healthcare Fund, acquire securities of other investment companies, except as permitted by the 1940 Act (currently under the 1940 Act, a Fund may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its total assets in any one investment company, provided the investment does not represent more than 3% of the voting stock of the acquired investment company at the time such shares are purchased);

4.	Borrow on margin, notwithstanding, in the case of Floating Rate Opportunities Fund and Long/Short Healthcare Fund, fundamental investment restriction number 2, and in the case of Long/Short Equity Fund, fundamental investment restriction number 3, unless such activity is permitted by applicable law; and

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5.	Long/Short Healthcare Fund will not engage in any activities described under fundamental investment restriction number 2 pursuant to which the lenders would be able to foreclose on more than 33 1/3% of Long/Short Healthcare Fund’s total assets.
     Other Information. The following commentary is intended to help investors better understand the meaning of the Fund’s fundamental policies by briefly describing limitations, if any, imposed by the 1940 Act. References to the 1940 Act below may encompass rules, regulations or orders issued by the SEC and, to the extent deemed appropriate by the Fund, interpretations and guidance provided by the SEC staff. These descriptions are intended as brief summaries of such limitations as of the date of this SAI; they are not comprehensive and they are qualified in all cases by reference to the 1940 Act (including any rules, regulations or orders issued by the SEC and any relevant interpretations and guidance provided the by SEC staff). These descriptions are subject to change based on evolving guidance by the appropriate regulatory authority and are not part of the Fund’s fundamental policies.
     The 1940 Act currently permits an open-end investment company to borrow money from a bank so long as immediately after any such borrowing the ratio that the value of the total assets of the investment company (including the amount of any such borrowing), less the amount of all liabilities and indebtedness (other than such borrowing) of the investment company, bears to the amount of such borrowing is at least 300%. A lender to a Fund may require that the Fund pledge its assets as collateral. If a Fund were to default on a loan secured by pledged assets, the lender would be entitled to foreclose on and dispose of the pledged assets, but the lender could retain only the amount of assets (or the disposition proceeds of such assets) necessary to pay off the defaulted loan.
     Under the 1940 Act, a fund may not issue senior securities or borrow in excess of 33 1/3% of the Fund’s total assets (after giving effect to any such borrowing), which amount excludes borrowing for temporary purposes and in an amount not more than 5% of the Fund’s total assets at the time the borrowing for temporary purposes is made.
     For purposes of non-fundamental investment restriction number 2 above, the purchase of Senior Loans, corporate debt securities, and other investment assets with the proceeds of a permitted borrowing, as well as margin payments or other arrangements in connection with transactions in short sales, futures contracts, options, and other financial instruments are not considered to constitute the purchase of securities on margin.

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MANAGEMENT
     The Board of Trustees (the “Board”) provides broad oversight of the operations and affairs of the Funds and protects the interests of shareholders. The Board has overall responsibility to manage and control the business affairs of the Funds, including the complete and exclusive authority to establish policies regarding the management, conduct and operation of the Funds’ business. The names and ages of the Trustees and officers of the Funds, the year each was first elected or appointed to office, their principal business occupations during the last five years, the number of funds overseen by each Trustee and other directorships or trusteeships they hold are shown below. The business address for each Trustee and officer of the Funds is c/o Highland Capital Management, L.P., NexBank Tower, 13455 Noel Road, Suite 800, Dallas, TX 75240. However, on or about January 1, 2012, the business address for each Trustee and officer of the Funds will be c/o Highland Capital Management, L.P., 300 Crescent Court, Suite 700, Dallas, Texas 75201.

				Number of
				Portfolios in
				Highland
				Fund	Other
	Position(s)			Complex	Directorships/
	with each	Term of Office and	Principal Occupation(s)	Overseen	Trusteeships	Experience, Qualifications, Attributes,
Name and Age	Fund	Length of Time Served	During Past Five Years	by Trustee(1)	Held	Skills for Board Membership
INDEPENDENT TRUSTEES

Timothy K. Hui (Age 63)	Trustee	Indefinite Term; Trustee since inception in 2006.	Vice President since February 2008, Dean of Educational Resources from July 2006 to January 2008, and Assistant Provost for Graduate Education from July 2004 to June 2006 at Philadelphia Biblical University.	21	None	Significant experience on this and/or other boards of directors/trustees; administrative and managerial experience; legal training and practice.

Scott F. Kavanaugh (Age 50)	Trustee	Indefinite Term; Trustee since inception in 2006.	Vice-Chairman, President and Chief Executive Officer at Keller Financial Group since September 2007; Chairman and Chief Executive Officer at First Foundation Bank since September 2007; Vice-Chairman, President and Chief Operating Officer of First Foundation, Inc. (holding company) since September 2007; and private investor since February 2004.	21	None	Significant experience on this and/or other boards of directors/trustees; significant executive experience including current and past service as chairman and chief executive officer of a bank; other financial industry and banking experience.

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				Number of
				Portfolios in
				Highland
				Fund	Other
	Position(s)			Complex	Directorships/
	with each	Term of Office and	Principal Occupation(s)	Overseen	Trusteeships	Experience, Qualifications, Attributes,
Name and Age	Fund	Length of Time Served	During Past Five Years	by Trustee(1)	Held	Skills for Board Membership
James F. Leary (Age 81)	Trustee	Indefinite Term; Trustee since inception in 2006.	Managing Director, Benefit Capital Southwest, Inc. (a financial consulting firm) since January 1999.	21	Board Member of Capstone Group of Funds (7 portfolios)	Significant experience on this and/or other boards of directors/trustees; significant executive experience including past service as chief financial officer of an operating company; audit committee financial expert.

Bryan A. Ward (Age 56)	Trustee	Indefinite Term; Trustee since inception in 2006.	Senior Manager, Accenture, LLP (a consulting firm) since January 2002.	21	None	Significant experience on this and/or other boards of directors/trustees; significant managerial and executive experience; significant experience as a management consultant.

INTERESTED TRUSTEE

R. Joseph Dougherty[2] (Age 41)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006	Team Leader of the Adviser since 2000, Trustee of the funds in the Highland Fund Complex since 2004, President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008 and President of HFAM since its inception; Director of NexBank Securities, Inc. since June 2009; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.	21	None	Positions and experience at Highland; continuing service as President and Chief Executive Officer of the Trust; significant executive and financial experience.

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Term of Office and
Name	Position(s)	Length of	Principal Occupation(s)
and Age	with each Fund	Time Served	During Past Five Years
OFFICERS

R. Joseph Dougherty (Age 41)	Trustee and Chairman of the Board, President and Chief Executive Officer	Indefinite Term; Trustee and Chairman of the Board since inception in 2006; President and Chief Executive Officer since December 2008	Team Leader of Adviser since 2000 and President of HFAM since inception; Trustee of the funds in the Highland Fund Complex since 2004 and President and Chief Executive Officer of the funds in the Highland Fund Complex since December 2008; Director of NexBank Securities, Inc. since June 2010; Senior Vice President of Highland Distressed Opportunities, Inc. from September 2006 to June 2009; Senior Vice President of the funds in the Highland Fund Complex from 2004 to December 2008.

Brian Mitts (Age 41)	Treasurer (Principal Accounting Officer and Principal Financial Officer)	Indefinite Term; Treasurer since November 2010	Senior Retail Fund Analyst of the Adviser since 2007 and of HFAM since its inception and Principal Accounting Officer and Treasurer of the funds in the Highland Fund Complex since November 2010; Manager of Financial Reporting at HBK Investments (a hedge fund) from 2005 to 2007.

Ethan Powell (Age 36)	Secretary	Indefinite Term; Secretary since November 2010	Senior Retail Fund Analyst of the Adviser since 2007 and of HFAM since its inception and Secretary of the funds in the Highland Fund Complex since November 2010; Manager in the Merger and Acquisitions Division at Ernst & Young from 1999 to 2006.

Thomas Surgent (Age 38)	Chief Compliance Officer	Indefinite Term; Chief Compliance Officer since October 2011	Assistant General Counsel of Highland since 2007 and Chief Compliance Officer of the funds in the Highland Fund Complex, the Adviser, HFAM, CBCM and certain other investment advisers affiliated with the Adviser since October 2011; Senior Associate at Greenberg Traurig, LLP from August 2004 to September 2007.

[1]	The “Highland Fund Complex” consists of all of the registered investment companies advised by the Adviser as of the date of this SAI.

[2]	Mr. Dougherty is deemed to be an “interested person” of the Funds under the 1940 Act because of his position with the Adviser.

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Qualifications of Trustees
     The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments; (ii) the individual’s ability to work effectively with the other members of the Board; (iii) the individual’s prior experience, if any, serving on company boards (including public companies and, where relevant, other investment companies) and the boards of other complex enterprises and organizations; and (iv) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.
     In respect of each current Trustee, the individual’s professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. Each Trustee’s professional experience and additional considerations that contributed to the Board’s conclusion that an individual should serve on the Board are summarized in the table above.
Trustees’ Compensation
     The officers of the Trust and those of its Trustees who are “interested persons” (as defined in the 1940 Act) of the Funds receive no direct remuneration from the Trust. The following table sets forth the aggregate compensation paid to each of the Trustees who is not an “interested person” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) by the Trust and the total compensation paid to each of the Trustees by the Highland Fund Complex for the fiscal year ended June 30, 2011.

		Pension or		Total
		Retirement		Compensation
	Aggregate	Benefits Accrued as	Estimated Annual	From
Name of	Compensation	Part of the Funds’	Benefits Upon	the Highland Fund
Trustee	From the Trust	Expense	Retirement	Complex
Interested Trustee
R. Joseph Dougherty	$0	$0	$0	$0
Independent Trustees
Timothy K. Hui	$72,888	$0	$0	$150,000
Scott F. Kavanaugh	$72,888	$0	$0	$150,000
James F. Leary	$72,888	$0	$0	$150,000
Bryan A. Ward	$72,888	$0	$0	$150,000
     Each Independent Trustee receives an annual retainer of $150,000 payable in quarterly installments and allocated among each portfolio in the Highland Fund Complex based on relative net assets.
Role of the Board of Trustees, Leadership Structure and Risk Oversight
The Role of the Board of Trustees
     The Board oversees the management and operations of the Trust. Like most registered investment companies, the day-to-day management and operation of the Trust is performed by various service providers to the Trust, such as the Adviser, the Sub-Adviser, and the distributor, administrator, custodian, and transfer agent, each of which is discussed in greater detail in this Statement of Additional Information. The Board has appointed senior employees of certain of these service providers as officers of the Trust, with responsibility to monitor and report to the Board on the Trust’s operations. The Board receives regular reports from these officers and service providers regarding the Trust’s operations. For example, the Treasurer provides reports as to financial reporting matters and investment personnel report on the performance of the Trust’s portfolios. The Board has appointed a Chief Compliance Officer who administers the Trust’s compliance program and regularly reports to the Board as to compliance matters. Some of these reports are provided as part of formal in person Board meetings which are typically held quarterly, in person, and involve the Board’s review of, among other items, recent Trust operations. The Board also periodically

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holds telephonic meetings as part of its review of the Trust’s activities. From time to time one or more members of the Board may also meet with management in less formal settings, between scheduled Board meetings, to discuss various topics. In all cases, however, the role of the Board and of any individual Trustee is one of oversight and not of management of the day-to-day affairs of the Trust and its oversight role does not make the Board a guarantor of the Trust’s investments, operations or activities.
Board Structure and Leadership
     The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”). The Chairman of the Board, Mr. R. Joseph Dougherty, also serves as President and Chief Executive Officer of the Trust, and as such he participates in the oversight of the Trust’s day-to-day business affairs. The Board believes that Mr. Dougherty’s roles as both Chairman of the Board and President and Chief Executive Officer of the Trust facilitates communications between the Adviser and the Board and helps to enhance the remaining Trustees’ understanding of the operations of the Adviser and the Trust. Mr. Dougherty is an “interested person” of the Trust (an “Interested Trustee”) because of his position with Highland. The Trustees meet periodically throughout the year in person and by telephone to oversee the Trust’s activities, review contractual arrangements with service providers for the Trust and review the Trust’s performance. The Board conducts much of its work through certain standing Committees, each of which is comprised exclusively of all of the Independent Trustees and each of whose meetings are chaired by an Independent Trustee. The Board has four committees, the Audit Committee, the Nominating Committee, the Litigation Committee and the Qualified Legal Compliance Committee, which are discussed in greater detail below.
     Audit Committee. Pursuant to the Audit Committee Charter adopted by the Board of Trustees, the function of the Audit Committee is to (1) oversee the Trust’s accounting and financial reporting processes and the audits of the Trust’s financial statements and (2) assist in Board oversight of the integrity of the Trust’s financial statements, the Trust’s compliance with legal and regulatory requirements, and the independent registered public accounting firm’s qualifications, independence and performance. The Audit Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Audit Committee met six times during the fiscal year ended June 30, 2011. Mr. Kavanaugh acts as the Chairman of the Audit Committee.
     Nominating Committee. The Nominating Committee’s function is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, NexBank Tower, 13455 Noel Road, Suite 800, Dallas, Texas 75240. On or about January 1, 2012, the address will change to Secretary of the Trust, 300 Crescent Court, Suite 700, Dallas, Texas 75201. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the recommended nominee’s ability to meet the responsibilities of a Trustee of the Trust. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Trustees and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating Committee. The Nominating Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Nominating Committee did not meet during the fiscal year ended June 30, 2011. The Nominating Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     Litigation Committee. The Litigation Committee’s function is to seek to address any potential conflicts of interest among the Trust, the Adviser and the Sub-Adviser, as applicable, in connection with any potential or existing litigation or other legal proceeding relating to securities held by the Trust and the Adviser or Sub-Adviser or another client of the Adviser or Sub-Adviser, as applicable. The Litigation Committee is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The Litigation Committee met eleven times during the fiscal year ended June 30, 2011. The Litigation Committee does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee (“QLCC”) is charged with compliance with Rules 205.2(k) and 205.3(c) of Title 17 of the Code of Federal Regulations regarding

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alternative reporting procedures for attorneys representing the Trust who appear and practice before the SEC on behalf of the Trust. The QLCC is comprised of Messrs. Hui, Kavanaugh, Leary and Ward. The QLCC did not meet during the fiscal year ended June 30, 2011. The QLCC does not have a Chairman, although meetings of the Committee are chaired by an Independent Trustee.
     The Trust does not have a lead Independent Trustee. As noted above, the Board’s leadership structure features all of the Independent Trustees serving as members of each Board Committee. Inclusion of all Independent Trustees in the Committees allows them to participate in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.
     The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and Committee structure and considers whether its structure remains appropriate in light of the Trust’s current operations. The Board believes that its leadership structure, including having an Interested Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) Highland’s role in the operation of the Trust’s business; (ii) the extent to which the work of the Board is conducted through the standing Committees, each of whose meetings are chaired by an Independent Trustee and comprised of all Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed, together with their independent legal counsel, in the absence of members of management and members of the Board who are “interested persons” of the Trust; and (iv) Mr. Dougherty’s additional role with Highland, which enhances the Board’s understanding of the operations of the Adviser.
Board Oversight of Risk Management
     The Board’s role is one of oversight, rather than active management. This oversight extends to the Trust’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Trust. For example, the Adviser, the Sub-Adviser and other service providers to the Trust are primarily responsible for the management of the Trust’s investment risks. The Board has not established a formal risk oversight committee; however, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing the Trust, including those involving conflicts of interest; how management identifies and monitors these risks on an ongoing basis; how management develops and implements controls to mitigate these risks; and how management tests the effectiveness of those controls.
     In the course of providing that oversight, the Board receives a wide range of reports on the Trust’s activities from the Adviser, the Sub-Adviser and other service providers, including reports regarding the Funds’ investment portfolios, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board also meets periodically with the Trust’s Chief Compliance Officer to receive reports regarding the compliance of the Funds with the federal securities laws and the Trust’s internal compliance policies and procedures, and meets with the Trust’s Chief Compliance Officer periodically, including at least annually, to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for the Trust. The Board’s Audit Committee also meets regularly with the Treasurer and Trust’s independent public accounting firm to discuss, among other things, the internal control structure of the Trust’s financial reporting function. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks.

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Share Ownership
     The following table shows the dollar range of equity securities beneficially owned by the Trustees in each Fund and the aggregate dollar range of equity securities owned by the Trustees in all funds overseen by the Trustees in the Highland Fund Complex as of December 31, 2010.

				Aggregate Dollar
				Range of
				Equity Securities
	Dollar Range of Equity	Dollar Range of Equity	Dollar Range of Equity	Owned in
	Securities Owned in	Securities Owned in	Securities Owned in	All Funds Overseen by
Name of	Floating Rate	Long/Short	Long/Short	Trustee in the
Trustee	Opportunities Fund	Equity Fund	Healthcare Fund	Highland Fund Complex
Interested Trustee
R. Joseph Dougherty	$0	$0	$0	Over $100,000
Independent Trustees
Timothy K. Hui	$0	$0	$0	$1 - $10,000
Scott F. Kavanaugh	$0	$0	$0	$10,001 - $50,000
James F. Leary	$0	$0	$0	$10,001 - $50,000
Bryan A. Ward	$0	$0	$0	$1 - $10,000
Trustee Positions
     As of December 31, 2010, no Independent Trustee nor any of his immediate family members owned beneficially or of record any class of securities of the Adviser or Underwriter or any person controlling, controlled by or under common control with any such entities.
Code of Ethics
     The Funds, the Adviser and the Sub-Adviser have each adopted codes of ethics that essentially prohibit certain of their personnel, including the Funds’ portfolio managers, from engaging in personal investments that compete or interfere with, or attempt to take advantage of a client’s, including each Fund’s, anticipated or actual portfolio transactions, and are designed to assure that the interests of clients, including Fund shareholders, are placed before the interests of personnel in connection with personal investment transactions. Under the codes of ethics of the Funds, the Adviser and the Sub-Adviser, personal trading is permitted by such persons subject to certain restrictions; however, they are generally required to pre-clear most securities transactions with the appropriate compliance officer and to report all transactions on a regular basis.
Anti-Money Laundering Compliance
     The Funds and their service providers may be required to comply with various anti-money laundering laws and regulations. Consequently, a Fund and its service providers may request additional information from you to verify your identity. If at any time a Fund believes a shareholder may be involved in suspicious activity or if certain account information matches information on government lists of suspicious persons, the Fund may choose not to establish a new account or may be required to “freeze” a shareholder’s account. A Fund and its service providers also may be required to provide a governmental agency with information about transactions that have occurred in a shareholder’s account or to transfer monies received to establish a new account, transfer an existing account or transfer the proceeds of an existing account to a governmental agency. In some circumstances, the Fund or its service providers may not be permitted to inform the shareholder that it has taken the actions described above.
Proxy Voting Policies
The Board has delegated voting of proxies in respect of each Fund’s portfolio holdings to the Adviser, to vote each Fund’s proxies in accordance with the Adviser’s Proxy Voting Policy. The Adviser, in turn, has delegated proxy voting authority, with respect to Long/Short Healthcare Fund, to CBCM to vote the Fund’s proxies in accordance with CBCM’s Proxy Voting Policy, as applicable. Pursuant to the applicable Proxy Voting Policy, the Adviser or Sub-Adviser, as applicable, will vote proxies related to Fund securities in the best interests of each Fund

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and its shareholders. The Adviser’s and CBCM’s Proxy Voting Policies are attached as Appendix B and Appendix C, respectively.
     Each Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (i) without charge, upon request, by calling (877) 665-1287 and (ii) on the SEC’s website (http://www.sec.gov). Information as of June 30 each year will generally be available on or about the following August 31.
Policy on Disclosure of Portfolio Holdings
     Each Fund’s uncertified complete list of portfolio holdings information may be provided regularly pursuant to a standing request, such as on a monthly or quarterly basis, to (i) third party service providers, rating and ranking agencies, Financial Advisors and affiliated persons of the Fund and (ii) clients of the Adviser or its affiliates that invest in the Fund or such clients’ consultants. No compensation or other consideration is received by the Funds, the Adviser, the Sub-Adviser or any other person for these disclosures. A list of the entities that receive the Funds’ portfolio holdings information on such basis, the frequency with which it is provided to them and the length of the lag between the date of the information and the date it is disclosed is provided below:

Company	Frequency	Lag
MorningStar Inc.	Quarterly	60 days after quarter end
Lipper, Inc.	Quarterly	60 days after quarter end
Thomson Financial	Quarterly	60 days after quarter end
     The largest five portfolio holdings are posted to the Highland Funds website on a monthly basis. In addition, certain service providers to the Funds, Adviser, Sub-Adviser, Transfer Agent or Underwriter, such as rating and ranking agencies, pricing services, proxy voting service providers, accountants, attorneys, custodians, securities lending agents, brokers in connection with Fund transactions and providing pricing quotations, members of a bank syndicate providing a committed line of credit to the Funds, transfer agents and entities providing contingent deferred sales charge (“CDSC”) financing, may for legitimate business purposes receive the Funds’ portfolio holdings information earlier than 30 days after month end. If a Fund redeems a shareholder in kind, the shareholder generally receives its proportionate share of that Fund’s portfolio holdings and, therefore, the shareholder and its agent may receive such information earlier than 30 days after month end.
     Disclosure of a Fund’s portfolio securities as an exception to the Fund’s normal business practice requires a Fund officer (other than the Treasurer) to identify a legitimate business purpose for the disclosure and submit the proposal to the Fund’s Treasurer for approval following business and compliance review. Additionally, no compensation or other consideration is received by the Funds, the Adviser, the Sub-Adviser or any other person for these disclosures. The Trustees will review annually a list of such entities that received such information, the frequency of such disclosures and the business purpose therefor. These procedures are designed to address conflicts of interest between the Funds’ shareholders on the one hand and the Adviser, the Sub-Adviser or any affiliated person of the Funds or such entities on the other hand by creating a structured review and approval process that seeks to ensure that disclosure of information about the Funds’ portfolio securities is in the best interests of the Funds’ shareholders. There can be no assurance, however, that the Funds’ policies and procedures with respect to the disclosure of portfolio holdings information will prevent the misuse of such information by individuals or firms in possession of such information.
     Holdings are released to all of the persons and entities described above on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).
     Portfolio holdings of the Funds are disclosed on a quarterly basis on forms required to be filed with the SEC as follows: (i) portfolio holdings as of the end of each fiscal year will be filed as part of the annual report filed on Form N-CSR; (ii) portfolio holdings as of the end of the first and third fiscal quarters will be filed on Form N-Q; and (iii) portfolio holdings as of the end of the six-month fiscal period will be filed as part of the semi-annual report filed on Form N-CSR. The Trust’s Form N-CSRs and Form N-Qs are available on the SEC’s website at www.sec.gov.

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     Each Fund’s top five holdings also are posted on the Funds’ website at www.highlandfunds.com no sooner than 15 days after the end of each month. The day after this information has been made available to the public by means of posting on that website, it may also be included in other advertising and marketing material concerning the Funds.
     Finally, each Fund releases information concerning any and all portfolio holdings when required by law. Such releases may include providing information concerning holdings of a specific security to the issuer of such security.
INVESTMENT ADVISORY SERVICES
     Highland serves as the Funds’ investment adviser pursuant to separate Investment Advisory Agreements with each Fund. Highland is controlled by James Dondero and Mark Okada, by virtue of their respective share ownership, and its general partner, Strand Advisors, Inc., of which Mr. Dondero is the sole stockholder. Under the Investment Advisory Agreement with Floating Rate Opportunities Fund, Highland receives a monthly fee, computed and accrued daily, at the annual rate of 0.65% of the Fund’s average daily managed assets for the first $1 billion, 0.60% of the Fund’s average daily managed assets for the next $1 billion and 0.55% of the Fund’s average daily managed assets over $2 billion. Under the Investment Advisory Agreements with Long/Short Equity Fund and Long/Short Healthcare Fund, Highland receives a monthly fee, computed and accrued daily, at the annual rate of 2.25% and 1.00%, respectively, of the Average Daily Managed Assets of the respective Fund. “Average Daily Managed Assets” of a Fund means the average daily value of the total assets of that Fund, less all accrued liabilities of that Fund (other than the aggregate amount of any outstanding borrowings constituting financial leverage). Under Long/Short Healthcare Fund’s Investment Advisory Agreement, Highland’s fee is reduced by any sub-advisory fee payable directly by the Fund.
     Under each Investment Advisory Agreement, Highland, among other things: (i) continuously furnishes an investment program for each Fund; (ii) places orders for the purchase and sale of securities for the accounts of each Fund; and (iii) votes, exercises consents and exercises all other rights pertaining to such securities on behalf of each Fund, or hires a sub-adviser to do so. Pursuant to a separate administration agreement, Highland also provides certain administration services to the Funds. See “Administrator/Sub-Administrator” below.
     Highland carries out its duties under each Investment Advisory Agreement at its own expense. Each Fund pays its own ordinary operating and activity expenses, such as legal and auditing fees, investment advisory fees, administrative fees, custodial fees, transfer agency fees, the cost of communicating with shareholders and registration fees, as well as other operating expenses such as interest, taxes, brokerage, insurance, bonding, compensation of Independent Trustees of the Funds and extraordinary expenses.
     Each Investment Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence in the performance (or reckless disregard) of its obligations or duties thereunder on the part of Highland, Highland shall not be subject to liability to a Fund for any error of judgment or mistake of law or for any loss suffered by a Fund in connection with the matters to which the Investment Advisory Agreement relates.
     Conflicts of Interests. Highland and/or its general partner, limited partners, officers, affiliates and employees provide investment advice to other parties and manage other accounts and private investment vehicles similar to the Funds. In connection with such other investment management activities, the Adviser and/or its general partner, limited partners, officers, affiliates and employees may decide to invest the funds of one or more other accounts or recommend the investment of funds by other parties, rather than a Fund’s monies, in a particular security or strategy. In addition, the Adviser and such other persons will determine the allocation of funds from a Fund and such other accounts to investment strategies and techniques on whatever basis they consider appropriate or desirable in their sole and absolute discretion.
     The Adviser has built a professional working environment, a firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. The Adviser has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, the Adviser furnishes advisory services

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to numerous clients in addition to the Funds, and the Adviser may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts that are hedge funds or have performance or higher fees paid to the Adviser or in which portfolio managers have a personal interest in the receipt of such fees) that may be the same as or different from those made to the Funds. In addition, the Adviser, its affiliates and any of their partners, directors, officers, stockholders or employees may or may not have an interest in the securities whose purchase and sale the Adviser recommends to the Funds. Actions with respect to securities of the same kind may be the same as or different from the action that the Adviser, or any of its affiliates, or any of their partners, directors, officers, stockholders or employees or any member of their families may take with respect to the same securities. Moreover, the Adviser may refrain from rendering any advice or services concerning securities of companies of which any of the Adviser’s (or its affiliates’) partners, directors, officers or employees are directors or officers, or companies as to which the Adviser or any of its affiliates or partners, directors, officers and employees of any of them has any substantial economic interest or possesses material non-public information. In addition to its various policies and procedures designed to address these issues, the Adviser includes disclosure regarding these matters to its clients in both its Form ADV and investment advisory agreements.
     The Adviser, its affiliates or their partners, directors, officers or employees similarly serve or may serve other entities that operate in the same or related lines of business. Accordingly, these individuals may have obligations to investors in those entities or funds or to other clients, the fulfillment of which might not be in the best interests of the Fund. As a result, the Adviser will face conflicts in the allocation of investment opportunities to the Funds and other funds and clients. In order to enable such affiliates to fulfill their fiduciary duties to each of the clients for which they have responsibility, the Adviser will endeavor to allocate investment opportunities in a fair and equitable manner which may, subject to applicable regulatory constraints, involve pro rata co-investment by the Funds and such other clients or may involve a rotation of opportunities among the Funds and such other clients.
     While the Adviser does not believe there will be frequent conflicts of interest, if any, the Adviser and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between the Adviser’s fiduciary obligations to the Funds and their similar fiduciary obligations to other clients so that, for example, investment opportunities are allocated in a fair and equitable manner among the Funds and such other clients. An investment opportunity that is suitable for multiple clients of the Adviser and its affiliates may not be capable of being shared among some or all of such clients due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that the Adviser’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to the Fund. Not all conflicts of interest can be expected to be resolved in favor of the Funds.
     Highland also served as the adviser to the Predecessor Fund of the Floating Rate Opportunities Fund prior to the Reorganization. Pursuant to an investment advisory agreement between Highland and the Predecessor Fund, the Predecessor Fund paid Highland a monthly advisory fee, computed and accrued daily based on an annual rate of 0.65% of the average daily managed assets of the Predecessor Fund for the first $1 billion, 0.60% of the average daily managed assets of the Predecessor Fund for the next $1 billion and 0.55% of the average daily managed assets of the Predecessor Fund over $2 billion. The information shown in the table below represents the fees paid by the Predecessor Fund to Highland for the periods indicated.
     The table below sets forth the advisory fees (in thousands) paid by the Predecessor Fund, as well as any fee waivers and/or expense reimbursements, for the fiscal year ended June 30, 2011, the fiscal period ended June 30, 2010 and the fiscal year ended August 31, 2009:

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	Fiscal Year	Fiscal Period	Fiscal Year
	Ended June 30,	Ended June 30,	Ended August 31,
	2011	2010[1]	2009
Gross Advisory Fee	$4,286,391	$4,252,403	$7,080,812
Fee Waiver[2]	$0	$0	$(92,370)
Net Advisory Fee	$4,286,391	$4,252,403	$6,988,442

[1]	September 1, 2009 through June 30, 2010.

[2]	From the Predecessor Fund’s commencement of operations to June 12, 2006 and from December 18, 2006 to October 1, 2008, Highland voluntarily agreed to waive management fees so that the Predecessor Fund’s ordinary annual operating expenses (exclusive of advisory fees, administrative fees, brokerage commissions, taxes, distribution and service fees, leverage expenses and extraordinary expenses, if any) did not exceed 0.15% of the average daily net assets of the Predecessor Fund for each share class.

     The table below sets forth the advisory fees paid by Long/Short Equity Fund, as well as any fee waiver, for the fiscal year ended June 30, 2011, the fiscal period ended June 30, 2010 and the fiscal year ended August 31, 2009:

	Fiscal Year	Fiscal Period	Fiscal Year
	Ended June 30,	Ended June 30,	Ended August 31,
	2011	2010[1]	2009
Gross Advisory Fee	$8,653,009	$3,456,555	$811,349
Fee Waiver[2]	$(4,807,227)	$(1,920,322)	$(660,093)
Net Advisory Fee	$3,845,782	$1,536,233	$151,256

[1]	September 1, 2009 through June 30, 2010.

[2]	Effective April 1, 2008, Highland voluntarily has agreed to waive a portion of its advisory fee in an amount equal to 1.25% of Long/Short Equity Fund’s Average Daily Managed Assets so that Long/Short Equity Fund will be charged an investment advisory fee at the annual rate of 1.00% of Long/Short Equity Fund’s Average Daily Managed Assets. This agreement may be terminated at any time by Highland upon 14 days’ written notice to shareholders of Long/Short Equity Fund. For the period January 10, 2008 through March 31, 2008 and the period August 1, 2009 through August 31, 2009, Highland had voluntarily waived its entire investment advisory fee. For the period August 1, 2009 through August 31, 2009, Highland also had voluntarily agreed to reimburse certain of Long/Short Equity Fund’s expenses in an amount equal to $149,872. Additionally, pursuant to a written fee waiver and expense reimbursement agreement, Highland agreed to waive its advisory and/or administration fees and reimburse Long/Short Equity Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes, and extraordinary expenses, if any) so that such annual expenses did not exceed 2.60% of the Average Daily Managed Assets for each of Class A Shares, Class C Shares and Class Z Shares from inception through January 9, 2008.
     The table below sets forth the advisory fees paid by Long/Short Healthcare Fund, as well as any fee waiver, for the fiscal year ended June 30, 2011, the fiscal period ended June 30, 2010 and the fiscal year ended August 31, 2009:

	Fiscal Year	Fiscal Period	Fiscal Year
	Ended June 30,	Ended June 30,	Ended August 31,
	2011	2010[1]	2009
Gross Advisory Fee	$236,728	$30,162	$14,396
Fee Waiver[2]	$(236,728)	$(30,162)	$(14,396)
Net Advisory Fee	$0	$0	$0

[1]	September 1, 2009 through June 30, 2010.

[2]	Pursuant to a voluntary fee waiver, Highland waived all of its advisory fee and 0.19% of its administration fee through October 31, 2011. As of November 1, 2011, the Adviser discontinued its voluntary undertaking to waive

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its advisory fee of 1.00% of the average daily managed assets payable by Long/Short Healthcare Fund. Additionally, the Adviser discontinued its voluntary undertaking to waive its administrative services fee waiver of 0.19% of the average daily managed assets of the Long/Short Healthcare Fund and replaced it with a voluntary undertaking to waive 0.10% of the average daily managed assets payable by the Long/Short Healthcare Fund. The remaining 0.10% administrative services fee waiver is voluntary and is subject to termination at any time by the Adviser. The Sub-Adviser agreed to waive all of its sub-advisory fee through October 31, 2011.

The Sub-Adviser
     CBCM, located at 13455 Noel Road, Suite 800, Dallas, Texas 75240, is a professional investment management firm, and is registered with the SEC as an investment adviser. On or about January 1, 2012, CBCM will be relocating to 300 Crescent Court, Suite 700, Dallas, Texas 75201. CBCM serves as the sub-adviser to Long/Short Healthcare Fund under a written sub-advisory agreement. CBCM makes investment decisions for Long/Short Healthcare Fund and also ensures compliance with Long/Short Healthcare Fund’s investment policies and guidelines. CBCM selects the portfolio securities for investment by Long/Short Healthcare Fund, purchases and sells securities of Long/Short Healthcare Fund and places orders for the execution of such portfolio transactions, subject to the general supervision of the Board of Trustees and the Adviser. CBCM is an affiliate of the Adviser on the basis that it is under common control with the Adviser. CBCM is controlled by James Dondero and Mark Okada, by virtue of their respective indirect ownership of partnership interests, and its general partner, Cummings Bay Capital Management GP, LLC.
     The sub-advisory agreement will remain in force for an initial two year period and from year to year thereafter, subject to annual approval by (a) the Board of Trustees or (b) a vote of the majority of the Fund’s outstanding voting securities; provided that in either event continuance is also approved by a majority of the Independent Trustees, by a vote cast in person at a meeting called for the purpose of voting such approval. Each sub-advisory agreement may be terminated at any time, on sixty days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the Fund’s outstanding voting securities, by the Adviser, or by the applicable Sub-Adviser. Each sub-advisory agreement will automatically terminate in the event of its assignment, as defined by the 1940 Act and the rules thereunder, or upon the termination of the relevant Investment Advisory Agreement.
     For its services, the Sub-Adviser receives a fee from the Trust on behalf of Long/Short Healthcare Fund (except to the extent that the Trust, the Sub-Adviser and the Adviser otherwise agree in writing from time to time). The compensation of any officer, director or employee of the Sub-Adviser who is rendering services to Long/Short Healthcare Fund is paid by the Sub-Adviser. As described in Long/Short Healthcare Fund’s Prospectuses, the Sub-Adviser receives base investment sub-advisory fees with respect to the Fund. The Sub-Adviser has voluntarily agreed to waive all of the sub-advisory fees of Long/Short Healthcare Fund. This waiver may be terminated at any time by the Sub-Adviser upon seven days’ written notice to the shareholders of Long/Short Healthcare Fund. The Sub-Adviser may not recoup any fees that previously had been waived.
INFORMATION REGARDING PORTFOLIO MANAGERS
     The portfolio manager of the Floating Rate Opportunities Fund is Greg Stuecheli. The following tables provide information about funds and accounts, other than the Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.
     As of June 30, 2011, Greg Stuecheli managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	3	$1,246.9	1	$2.6
Other Pooled Investment Vehicles:	—
Other Accounts:	—	—	—	—

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     The portfolio managers of Long/Short Equity Fund are James D. Dondero and Jonathan Lamensdorf. The following tables provide information about funds and accounts, other than Long/Short Equity Fund, for which the portfolio managers are primarily responsible for the day-to-day portfolio management.
     As of June 30, 2011, James D. Dondero managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:.	1	$529.3	—	—
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
     As of June 30, 2011, Jonathan Lamensdorf managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	1	$529.3	—	—
Other Pooled Investment Vehicles:	—	—	—	—
Other Accounts:	—	—	—	—
     The portfolio manager of Long/Short Healthcare Fund is Michael D. Gregory. The following table provides information about funds and accounts, other than Long/Short Healthcare Fund, for which the portfolio manager is primarily responsible for the day-to-day portfolio management.
     As of June 30, 2011, Michael D. Gregory managed the following client accounts:

			# of Accounts	Total Assets with
	Total		Managed with	Performance-Based
	# of Accounts	Total Assets	Performance-Based	Advisory Fee
Type of Accounts	Managed	(millions)	Advisory Fee	(millions)
Registered Investment Companies:	1	$43.5	—	—
Other Pooled Investment Vehicles:	2	$6.7	2	$6.7
Other Accounts:	—	—	—	—
Compensation Structure — Highland and CBCM
     Each of Highland’s and CBCM’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors, including the pre-tax relative performance of a portfolio manager’s underlying account, the pre-tax combined performance of the portfolio manager’s underlying accounts, and the pre-tax relative performance of the portfolio manager’s underlying accounts measured against other employees. The principal components of compensation include a base salary, a discretionary bonus, various retirement benefits and one or more of the incentive compensation programs established by Highland or CBCM, as applicable, such as its “Short-Term Incentive Plan” and its “Long-Term Incentive Plan,” described below.
     Base compensation. Generally, portfolio managers receive base compensation based on their seniority and/or their position with Highland or CBCM, as applicable, which may include the amount of assets supervised and other management roles within Highland or CBCM, as applicable. Base compensation is determined by taking into

32

account current industry norms and market data to ensure that Highland or CBCM, as applicable, pays a competitive base compensation.
     Discretionary compensation. In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus paid to recognize specific business contributions and to ensure that the total level of compensation is competitive with the market, as well as participation in incentive plans, including one or more of the following:
Short-Term Incentive Plan—The purpose of this plan is to attract and retain the highest quality employees for positions of substantial responsibility, and to provide additional incentives to a select group of management or highly-compensated employees of Highland or CBCM, as applicable, in order to promote the success of Highland or CBCM, as applicable.
Long-Term Incentive Plan—The purpose of this plan is to create positive morale and teamwork, to attract and retain key talent and to encourage the achievement of common goals. This plan seeks to reward participating employees based on the increased value of Highland or CBCM, as applicable.
     Because each person’s compensation is based on his or her individual performance, neither Highland nor CBCM has a typical percentage split among base salary, bonus and other compensation. Senior portfolio managers who perform additional management functions may receive additional compensation in these other capacities. Compensation is structured such that key professionals benefit from remaining with Highland or CBCM, as applicable.
Conflicts of Interest — Highland and CBCM
     Because each portfolio manager manages other accounts, including accounts that may pay higher fees, potential conflicts of interest exist, including potential conflicts between the investment strategy of a Fund and the investment strategy of the other accounts managed by the portfolio manager and potential conflicts in the allocation of investment opportunities between a Fund and the other accounts.
Ownership of Securities
     The following table sets forth the dollar range of equity securities of the Funds beneficially owned by each portfolio manager. This information is provided as of June 30, 2011.

Dollar Range of
Floating Rate Opportunities Fund Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Greg Stuecheli	$100,000-$500,000

Dollar Range of
Long/Short Equity Fund Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
James D. Dondero	$100,001-$500,000
Jonathan Lamensdorf	$100,001-$500,000

Dollar Range of
Long/Short Healthcare Fund Equity Securities
Name of Portfolio Manager	Beneficially Owned by Portfolio Manager
Michael D. Gregory	$10,001 - $50,000

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ADMINISTRATOR/SUB-ADMINISTRATOR
     Under an administration agreement dated as of December 4, 2006, as amended from time to time, Highland provides administration services to each Fund, provides executive and other personnel necessary to administer each Fund and furnishes office space to each Fund. Highland receives a monthly administration fee from each Fund, computed and accrued daily, at an annual rate of 0.20% of each Fund’s Average Daily Managed Assets. The Funds pay all expenses other than those paid by Highland, including but not limited to printing and postage charges and securities registration and custodian fees. Under a separate sub-administration agreement, dated as of December 4, 2006, as amended from time to time Highland has delegated certain administrative functions to BNY Mellon Investment Servicing (US) Inc. (“BNY”) 760 Moore Road, King of Prussia, Pennsylvania 19406, and pays BNY a portion of the fee it receives from the Funds (0.01% of average gross assets). BNY has agreed to provide corporate secretarial services, prepare and file various reports with the appropriate regulatory agencies, assist in preparing various materials required by the SEC, and prepare various materials required by any state securities commission having jurisdiction over the Funds. Highland also served as the administrator to the Predecessor Fund prior to the Reorganization. The Predecessor Fund paid an administrative fee of 0.20% of the Predecessor Fund’s average daily managed assets.
     The table below sets forth the administration fees paid by the Funds, as well as any fee waiver or reimbursement, for the fiscal year ended June 30, 2011, the fiscal period ended June 30, 2010 and the fiscal year ended August 31, 2009:

	Fiscal Year	Fiscal Period	Fiscal Year
	Ended June 30,	Ended June 30,	Ended August 31,
	2011	2010[1]	2009
Floating Rate Opportunities Fund[2,3]
Gross Administration Fee	$1,318,889	$1,308,451	$2,211,287
Fee Waiver/Reimbursement	$0	$0	$0
Net Administration Fee	$1,318,889	$1,308,451	$2,211,287
Long/Short Equity Fund
Gross Administration Fee	$769,156	$307,252	$72,120
Fee Waiver/Reimbursement[4]	$0	$0	$(11,894)
Net Administration Fee	$769,156	$307,252	$60,226
Long/Short Healthcare Fund
Gross Administration Fee	$47,346	$8,414	$4,798
Fee Waiver[4]	$(44,977)	$(7,993)	$(4,559)
Net Administration Fee	$2,369	$421	$239

[1]	September 1, 2009 through June 30, 2010.

[2]	For the period August 1, 2009 through August 31, 2009, Highland voluntarily agreed to reimburse certain of Long/Short Equity Fund’s expenses in an amount equal to $149,872. Additionally, prior to January 9, 2008, Highland waived its advisory and/or administration fees and reimbursed Long/Short Equity Fund for certain expenses (exclusive of distribution and service fees, brokerage commissions, short sale dividend and interest expense, taxes and extraordinary expenses, if any) so that such annual expenses did not exceed 2.60% of the Average Daily Managed Assets for each of Class A Shares, Class C Shares and Class Z Shares.

[3]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

[4]	Pursuant to a voluntary fee waiver, Highland waived all of its advisory fee and 0.19% of its administration fee with respect to Long/Short Healthcare Fund through October 31, 2011. As of November 1, 2011, the Adviser discontinued its voluntary undertaking to waive its advisory fee of 1.00% of the average daily managed assets payable by Long/Short Healthcare Fund. Additionally, the Adviser discontinued its voluntary undertaking to waive its administrative services fee waiver of 0.19% of the average daily managed assets of the Long/Short Healthcare Fund and replaced it with a voluntary undertaking to waive 0.10% of the average daily managed assets payable by the Long/Short Healthcare Fund. The remaining 0.10% administrative services fee waiver is voluntary and is subject to termination at any time by the Adviser. The Sub-Adviser agreed to waive all of its sub-advisory fee through October 31, 2011.

*	For the fiscal year ended June 30, 2011, the fiscal period ended June 30, 2010 and the fiscal year ended August 31, 2009, Highland paid $121,170, $87,793 and $116,128, respectively, to BNY for its services as sub-administrator.

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ACCOUNTING SERVICES AGENT
     BNY provides accounting services to each Fund pursuant to an accounting services agreement with the Trust dated as of December 4, 2006, as amended from time to time. BNY receives a monthly accounting services fee from each Fund, computed and accrued daily, at an annual rate of 0.065% of the total assets of each Fund for the first $200 million, 0.045% of the total assets of each Fund for the next $200 million and 0.025% of the total assets of each Fund over $400 million, subject to annual monthly minimum fee of $6,666 per Fund, exclusive of out of pocket expenses.
     The table below sets forth the accounting services fees paid by the Funds, as well as any fee waiver, for the fiscal year ended June 30, 2011, the fiscal period ended June 30, 2010, and the fiscal year ended August 31, 2009:

	Fiscal Year	Fiscal Period	Fiscal Year
	Ended June 30,	Ended June 30,	Ended August 31,
	2011	2010[1]	2009
Floating Rate Opportunities Fund[2]
Gross Accounting Fee	$179,158	$179,912	$285,092
Fee Waiver	$0	$0	$0
Net Accounting Fee	$179,158	$179,912	$285,092
Long/Short Equity Fund
Gross Accounting Fee	$240,959	$129,764	$80,000
Fee Waiver[3]	$0	$0	$0
Net Accounting Fee	$240,959	$129,764	$80,000
Long/Short Healthcare Fund
Gross Accounting Fee	$80,000	$66,667	$80,000
Fee Waiver[3]	$0	$0	$(1,333)
Net Accounting Fee	$80,000	$66,667	$78,667

[1]	September 1, 2009 through June 30, 2010.

[2]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

[3]	Pursuant to a contract, BNY has agreed to waive certain accounting services fees for each Fund, generally on a decreasing basis during the initial 5 months of service for a particular Fund.

UNDERWRITER
     Shares of each Fund are offered for sale on a continuous basis through the Funds’ principal underwriter, BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406 (the “Underwriter”). The Underwriter will use all reasonable efforts in connection with distribution of shares of the Funds.
     The Funds have agreed to pay all expenses in connection with registration of their shares with the SEC, auditing and filing fees in connection with registration of their shares under the various state blue sky laws, the cost of preparation of the Prospectuses and other expenses.
     The Underwriter was paid the following aggregate commissions on sales of Class A Shares, Class B Shares and Class C Shares of the Funds during the fiscal year ended June 30, 2011, the fiscal period ended June 30, 2010, and the fiscal year ended August 31, 2009:

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	Fiscal Year	Fiscal Period	Fiscal Year
	Ended June 30,	Ended June 30,	Ended August 31,
	2011	2010[1]	2009
Floating Rate Opportunities Fund[2]
Class A Shares	$2,012	$1,414	$8,990
Class B Shares	$0	$0	$0
Class C Shares	$0	$0	$0
Long/Short Equity Fund
Class A Shares	$74,353	$58,502	$32,003
Class C Shares	$0	$0	$0
Long/Short Healthcare Fund
Class A Shares	$18,706	$1,466	$72
Class C Shares	$0	$0	$0

[1]	September 1, 2009 through June 30, 2010.

[2]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

     The Underwriter retained the following commissions on sales of Class A Shares, Class B Shares and Class C Shares of the Funds during the fiscal year ended June 30, 2011, the fiscal period ended June 30, 2010, and the fiscal year ended August 31, 2009:

	Fiscal Year	Fiscal Period	Fiscal Year
	Ended June 30,	Ended June 30,	Ended August 31,
	2011	2010[1]	2009
Floating Rate Opportunities Fund[2]
Class A Shares	$1,868	$2,346	$4,656
Class B Shares	$0	$0	$0
Class C Shares	$0	$0	$0
Long/Short Equity Fund
Class A Shares	$75,501	$42,078	$15,798
Class C Shares	$0	$0	$0
Long/Short Healthcare Fund
Class A Shares	$18,161	$196	$36
Class C Shares	$0	$0	$0

[1]	September 1, 2009 through June 30, 2010.

[2]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

     Highland performs certain services and incurs certain expenses with respect to the promotion and distribution of Fund shares. The Underwriter pays Highland for promotion and distribution expenses incurred by it in respect of the Funds (“service payments”). Such service payments are made out of commissions retained by the Underwriter after it has first been paid its own compensation and been reimbursed for its own expenses (including amounts paid by the Underwriter to financial intermediaries in connection with sales of the Fund) (“underwriter concessions”), provided that in no event shall the Underwriter be required to use in excess of 50% of the underwriter concessions retained by the Underwriter to make such service payments. During some periods, underwriter concessions received by the Underwriter may be insufficient to pay Highland fully for its promotional and distribution expenses. In such cases, the Underwriter agrees to pay such service payments to the extent of the available underwriter concessions and pay the balance of such service payments as the Underwriter receives underwriter concessions in future periods.
     The following table shows the amount of service payments paid by the Underwriter to Highland in the periods indicated:

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	Fiscal Year	Fiscal Period	Fiscal Year
	Ended June 30,	Ended June 30,	Ended August 31,
	2011	2010[1]	2009
Floating Rate Opportunities Fund[2]	$0	$32,385	$73,230
Long/Short Equity Fund	$56,565	$3,274	$2,654
Long/Short Healthcare Fund	$0	$0	$0

[1]	September 1, 2009 through June 30, 2010.

[2]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

DISTRIBUTION AND SERVICE FEE PLAN
     The Distribution and Service Fee Plan (the “Plan”) requires the payment of a monthly service fee to the Underwriter at the annual rate of 0.25% of the average daily net assets attributable to Class A and Class C shares of Long/Short Equity Fund and Long/Short Healthcare Fund. For Floating Rate Opportunities Fund, the Plan requires the payment of a monthly service fee to the Underwriter at the annual rate of 0.35% of the average daily net assets attributable to Class A shares, 0.70% of the average daily net assets attributable to Class B shares and 0.85% of average daily net assets attributable to Class C shares. For Long/Short Equity Fund and Long/Short Healthcare Fund, the Plan also requires the payment of a monthly distribution fee to the Underwriter on an annual basis, not to exceed 0.10% of the average daily net assets attributable to Class A Shares and 0.75% of the average daily net assets attributable to Class C Shares. The Underwriter may pay all or a portion of these fees to Financial Advisors whose clients own shares of the Fund. The Trustees of the Funds have concluded, in the exercise of their reasonable business judgment and in light of their fiduciary duties, that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders. For instance, asset growth resulting from the Plan can be expected to benefit each Fund’s shareholders through the realization of economies of scale and potentially lower expense levels.
     The Underwriter may pay certain Financial Advisors whose clients own shares of a Fund monthly distribution fees with respect to a given share class at a rate greater than that set forth above, so long as the total payments paid by the Fund to the Underwriter for each share class under a Plan for distribution fees do not exceed the stated percentages. In the event that there are insufficient assets in the Plan to make a contractually required payment to a Financial Advisor, the Adviser has agreed to pay such Financial Advisor at its own expense out of its own financial resources. See “Shareowner Guide — How to Invest in the Highland Funds—Distribution and Service Fees” in the Funds’ Prospectus for additional information on “revenue sharing” payments. The Underwriter and the Adviser will not agree to make distribution payments to Financial Advisors from assets of the Plan in an amount exceeding 0.10% and 0.75% of the average daily net assets attributable to the Funds’ Class A and Class C shares, respectively, and 0.40% of the average daily net assets attributable to Floating Rate Opportunities Fund Class B Shares. Any shareholder purchasing shares of a fund through a Financial Advisor should check with the Financial Advisor to determine the distribution fees it is receiving.
     The following table sets forth the distribution fees paid by the Funds to the Underwriter for the fiscal year ended June 30, 2011:

Fiscal Year
Ended June 30, 2011
Floating Rate Opportunities Fund[1]
Class A	$175,567
Class B	$62,149
Class C	$1,835,086
Long/Short Equity Fund
Class A	$251,079
Class C	$549,222
Long/Short Healthcare Fund
Class A	$11,649
Class C	$17,104

[1]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

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     The following table sets forth the service fees paid by the Funds to the Underwriter for the fiscal year ended June 30, 2011:

Fiscal Period
Ended June 30, 2011
Floating Rate Opportunities Fund[1]
Class A	$438,917
Class B	$34,527
Class C	$764,619
Long/Short Equity Fund
Class A	$627,697
Class C	$183,074
Long/Short Healthcare Fund
Class A	$29,125
Class C	$5,701

[1]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

     During the fiscal year ended June 30, 2011, the Underwriter incurred the following expenses on behalf of the Funds in connection with distributions under the Plan:

		Printing and
		Mailing of				Interest,
		Prospectuses				Carrying
		to other than	Compensation	Compensation	Compensation	or other
		Current	to	to Broker-	to Sales	Financing
	Advertising	Shareholders	Underwriters	Dealers	Personnel	Charges
Floating Rate Opportunities Fund[1]
Class A	$56,439	$33,397	$11,066	$964,611	$222,799	$0
Class B	$1,321	$1,390	$435	$54,993	$39,435	$0
Class C	$18,184	$20,992	$4,116	$4,350,559	$73	$0
Long/Short Equity Fund
Class A	$29,259	$23,567	$17,833	$395,055	$309,796	$0
Class C	$19,817	$4,277	$9,567	$259,126	$123,480	$0
Long/Short Healthcare Fund
Class A	$1,249	$3,248	$155	$23,739	$347	$0
Class C	$238	$1,043	$164	$2,062	$582	$0

[1]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

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TRANSFER AGENT
     BNY provides transfer agency and dividend disbursing services for the Funds. As part of these services, BNY maintains records pertaining to the sale, redemption and transfer of Fund shares and distributes each Fund’s cash distributions to shareholders.
CUSTODIAN
     BNY Mellon Investment Servicing Trust Company (“BNY Mellon Trust Company”), located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, is the custodian for the Funds. BNY Mellon Trust Company is responsible for holding all securities, other investments and cash, receiving and paying for securities purchased, delivering against payment securities sold, receiving and collecting income from investments, making all payments covering expenses and performing other administrative duties, all as directed by authorized persons. BNY Mellon Trust Company does not exercise any supervisory function in such matters as purchase and sale of portfolio securities, payment of dividends or payment of expenses.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
     The independent registered public accounting firm for the Funds is PricewaterhouseCoopers LLP, located at 2001 Ross Avenue, Suite 1800, Dallas, TX 75201. The independent registered public accounting firm audits and reports on the annual financial statements, reviews certain regulatory reports and U.S. federal income tax returns, and performs other professional accounting, auditing and tax services when engaged to do so.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Selection of Broker-Dealers; Order Placement
     Subject to the overall review of the Funds’ Board of Trustees, the Adviser or Sub-Adviser, as applicable, is responsible for decisions to buy and sell securities and other portfolio holdings of the Funds, for selecting the broker or dealer to be used and for negotiating any commission rates paid. In underwritten offerings, securities usually are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
     The Adviser or Sub-Adviser, as applicable, and its affiliates manage other accounts, including private funds and individual accounts that invest in Fund investments. Although investment decisions for the Funds are made independently from those of such other accounts, investments of the type the Funds may make also may be made on behalf of such other accounts. When a Fund and one or more other accounts is prepared to invest in, or desires to dispose of, the same investment, available investments or opportunities for each are allocated in a manner believed by the Adviser or Sub-Adviser, as applicable, to be equitable over time. The Adviser or Sub-Adviser, as applicable, may (but is not obligated to) aggregate orders, which may include orders for accounts in which the Adviser or Sub-Adviser, as applicable, or its affiliates have an interest, to purchase and sell securities to obtain favorable execution or lower brokerage commissions, to the extent permitted by applicable laws and regulations. Although the Adviser or Sub-Adviser, as applicable, believes that, over time, the potential benefits of participating in volume transactions and negotiating lower transaction costs should benefit all participating accounts, in some cases these activities may adversely affect the price paid or received or the size of the position obtained by or disposed of for the Funds. Where trades are aggregated, the investments or proceeds, as well as the expenses incurred, will be allocated by the Adviser or Sub-Adviser, as applicable, in a manner designed to be equitable and consistent with the Adviser’s or Sub-Adviser’s, as applicable, fiduciary duty to the Funds and its other clients (including its duty to seek to obtain best execution of client trades).
Commission Rates; Brokerage and Research Services
     The Adviser or Sub-Adviser, as applicable, seeks to obtain “best execution,” considering the execution price and overall commission costs paid and other factors. The Adviser or Sub-Adviser, as applicable, routes its orders to

39

various broker-dealers for execution at its discretion. Factors involved in selecting brokerage firms include the size, type and difficulty of the transaction, the nature of the market for the security, the reputation, experience and financial stability of the broker-dealer involved, the quality of service, the quality of research and investment information provided and the firm’s risk in positioning a block of securities. Within the framework of the policy of obtaining the most favorable price and efficient execution, the Adviser or Sub-Adviser, as applicable, does consider “brokerage and research services” (as defined in the Securities Exchange Act of 1934, as amended) provided by brokers who effect portfolio transactions with the Adviser or Sub-Adviser, as applicable, or the Funds. “Brokerage and research services” are services that brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular issuers and industries.
     For the fiscal year ended June 30, 2011, the fiscal period ended June 30, 2010, and the fiscal year ended August 31, 2009, the Funds paid the following brokerage commissions:

	Fiscal Year	Fiscal Period	Fiscal Year
	Ended June 30,	Ended June 30,	Ended August 31,
	2011	2010[1]	2009
Floating Rate Opportunities Fund[2]	$16,260	$0	$19,350
Long/Short Equity Fund	$4,409,769	$3,076,262	$748,243
Long/Short Healthcare Fund	$1,480,115	$31,333	$2,132

[1]	September 1, 2009 through June 30, 2010.

[2]	Includes data for the Predecessor Fund for periods prior to June 13, 2011.

     The increase in brokerage commissions paid by Long/Short Equity Fund and Long/Short Healthcare Fund for the fiscal year ended August 31, 2009, the fiscal period ended June 30, 2010 and the fiscal year ended June 30, 2011 is due to the growth of the Funds.
Certain Affiliations
     The Funds, Highland and CBCM are currently affiliated with NexBank Securities, Inc. (“NexBank”), a FINRA member broker-dealer that is indirectly controlled by the principals of Highland and CBCM. Absent an exemption from the SEC or other regulatory relief, the Funds are generally precluded from effecting certain principal transactions with affiliated brokers. The Funds may utilize affiliated brokers for agency transactions, subject to compliance with policies and procedures adopted pursuant to a 1940 Act rule. These policies and procedures are designed to provide that commissions, fees or other remuneration received by any affiliated broker or its affiliates for agency transactions are reasonable and fair compared to the remuneration received by other brokers in comparable transactions.
     For the fiscal year ended August 31, 2009, Long/Short Equity Fund paid $1,221 in brokerage commissions on transactions with NexBank. This amount represented 0.16% of Long/Short Equity Fund’s aggregate brokerage commissions and 0.37% of Long/Short Equity Fund’s aggregate dollar amount of transactions involving the payment of commissions. The Fund did not pay any brokerage commissions on transactions with NexBank for the fiscal periods ending June 30, 2010 or June 30, 2011.
     In addition to the affiliation with NexBank, the Funds, Highland and CBCM are currently affiliated with Barrier Advisors, Inc. (“Barrier”), a restructuring and financial advisor, and Governance Re Ltd. (“Governance Re”), an insurance company, both of which are indirectly controlled by the principals of Highland and CBCM. NexBank, Barrier and Governance Re may offer certain services to portfolio companies whose securities, including loans, are owned by one or more registered investment companies advised by Highland and, as applicable, sub-advised by CBCM (the “Portfolio Companies”). For example, NexBank may provide agent services for Portfolio Companies under credit agreements pursuant to which a Fund may be a lender; Barrier may offer strategic, financial and operational advisory services to Portfolio Companies; and Governance Re may offer insurance services to the Portfolio Companies. NexBank, Barrier, Governance Re and other affiliated service providers may receive fees from Portfolio Companies or other parties for services provided.

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     The Funds’ Board will, in accordance with specific procedures and policies adopted by the Board, review any investment or operational decisions that are brought to the attention of the Board and that may present potential conflicts of interest between Highland and the Fund.
DESCRIPTION OF THE FUNDS’ SHARES
     Each Fund is a series of the Trust, a Delaware statutory trust formed on February 28, 2006. The Trust is authorized to issue an unlimited number of its shares of beneficial interest in separate series and classes of each series. The Trust is not required to hold regular annual shareholder meetings, but may hold special meetings for consideration of proposals requiring shareholder approval, such as changing fundamental policies or upon the written request of 10% of the Trust’s shares to replace its Trustees. The Trust’s Board of Trustees is authorized to classify or reclassify the unissued shares of the Trust into one or more separate series of shares representing a separate, additional investment portfolio or one or more separate classes of new or existing series. Each Fund currently offers Class A, Class C and Class Z Shares. Floating Rate Opportunities Fund previously offered Class B Shares. Class B Shares of Floating Rate Opportunities Fund are no longer offered for sale. Shares of all series will have identical voting rights, except where by law certain matters must be approved by the requisite proportion of the shares of the affected series. Each share of any class when issued has equal dividend, liquidation (see “Redemption of Shares”) and voting rights within the class for which it was issued and each fractional share has those rights in proportion to the percentage that the fractional share represents a whole share. Shares will be voted in the aggregate except where otherwise required by law and except that each class of each series will vote separately on certain matters pertaining to its distribution and shareholder servicing arrangements.
     There are no conversion or preemptive rights in connection with any shares of the Funds. All shares, when issued in accordance with the terms of the offering, will be fully paid and nonassessable. At the option of the shareholder, shares will be redeemed at net asset value (“NAV”), subject, however, in limited circumstances to a redemption fee or a CDSC, all as described in the applicable Prospectus.
     The shares of the Funds have noncumulative voting rights, which means that the holders of more than 50% of the shares of the Trust can elect 100% of the Trustees if the holders choose to do so, and, in that event, the holders of the remaining shares will not be able to elect any person or persons to the Board of Trustees. Unless specifically requested by an investor who is a shareholder of record, the Funds do not issue certificates evidencing their shares.
Description of the Trust
     Under Delaware law, shareholders of a statutory trust shall have the same limitation of personal liability that is extended to stockholders of private corporations for profit organized under Delaware law, unless otherwise provided in the trust’s governing instrument. The Trust’s Agreement and Declaration of Trust (the “Declaration of Trust”) provides that shareholders shall not be personally liable to any person in connection with any and all property, real or personal, tangible or intangible, that at such time is owned or held by or for the account of a particular series. Moreover, the Declaration of Trust expressly provides that the shareholders shall have the same limitation of personal liability that is extended to shareholders of a private corporation for profit incorporated in the State of Delaware.
     The Declaration of Trust provides that no Trustee, officer, employee or agent of the Trust or any series of the Trust shall be subject in such capacity to any personal liability whatsoever to any person, unless, as to liability to the Trust or its shareholders, the Trustees engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of their offices.
     The Trust shall continue without limitation of time subject to the provisions in the Declaration of Trust concerning termination by action of the Trustees, and without any vote of the Trust’s shareholders, except as may be required under the 1940 Act.

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Trust Matters
     The Trust reserves the right to create and issue a number of series shares, in which case the shares of each series would participate equally in the earnings, dividends and assets of the particular series and would vote separately to approve investment advisory agreements or changes in fundamental investment policies, but shares of all series would vote together in the election or selection of Trustees and on any other matters as may be required by applicable law.
     Upon liquidation of the Trust or any series, shareholders of the affected series would be entitled to share pro rata in the net assets of their respective series available for distribution to such shareholders.
Shareholder Approval
     Other than elections of Trustees, which is by plurality, any matter for which shareholder approval is required by the 1940 Act requires the affirmative “vote of a majority of the outstanding voting securities” of the Funds or the Trust at a meeting called for the purpose of considering such approval. For other matters, generally an affirmative vote of a majority of the shares present in person or represented by proxy and entitled to vote on such matter (assuming a quorum is present) shall be required for approval of such matter.
Information for Shareholders
     All shareholder inquiries regarding administrative procedures, including the purchase and redemption of shares, should be directed to the Underwriter, BNY Mellon Distributors Inc., 760 Moore Road, King of Prussia, Pennsylvania 19406. For assistance, call (877) 665-1287 or visit the Funds’ website at www.highlandfunds.com.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
     As of October 1, 2011, the Trustees and officers of each Fund as a group owned less than 1% of the then outstanding shares of each class of shares of each Fund. However, as a result of his ownership interest in Highland, Mr. Dougherty had an indirect ownership interest in the Funds in excess of 1% of the outstanding shares of each class of the Funds as detailed in the table below.
     Control persons are presumed to control a Fund for purposes of voting on matters submitted to a vote of shareholders due to their beneficial ownership of 25% or more of a Fund’s outstanding voting securities. As of October 1, 2011, Highland was a control person of Long/Short Healthcare Fund. As of October 3, 2011, the only persons known by a Fund to own of record or beneficially 5% or more of its outstanding shares were as follows:

	Percentage and Number of Outstanding
	Floating Rate Opportunities Fund Shares Held
Name and Address	Class A	Class B	Class C	Class Z
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION	5.45%	21.72%	14.47%
JACKSONVILLE, FL 32246-6484	1,935,253.148	441,538.659	8,297,609.470	—

CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT (FBO) CUSTOMERS ATTN: MUTUAL FUNDS DEPT SAN FRANCISCO, CA		6.92%		8.65%
94104-4122	—	140,708.896	—	391,713.788

42

	Percentage and Number of Outstanding
	Floating Rate Opportunities Fund Shares Held
Name and Address	Class A	Class B	Class C	Class Z
PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS				9.03%
NEWARK, NJ 07102	—	—	—	408,877.861

	Percentage and Number of Outstanding
	Long/Short Equity Fund Shares Held
Name and Address	Class A	Class C	Class Z
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS ATTN: FUND ADMINISTRATION JACKSONVILLE, FL	35.30%	36.02%
32246-6484	8,185,342.891	2,300,204.863	—

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS	11.82%		8.09%
NEWARK, NJ 07102	2,741,337.673	—	1,837,482.337

NFS LLC FEBO US BANK NATIONAL ASSOCIATION			61.83%
MILWAUKEE, WI 53212	—	—	14,048,222.040

SEI PRIVATE TRUST CO C/O BMO HARRIS BANK, NA ATTN: MUTUAL FUND ADMINISTRATOR			7.20%
OAKS, PA 19456	—	—	1,636,550.262

CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS DEPT SAN FRANCISCO, CA			6.08%
94104-4122	—	—	1,380,717.388

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	Percentage and Number of Outstanding
	Long/Short Healthcare Fund Shares Held
Name and Address	Class A	Class C	Class Z
CHARLES SCHWAB & CO INC ATTN: MUTUAL FUNDS DEPT SAN FRANCISCO, CA	21.00%
94104-4122	653,003.545	—	—

PRUDENTIAL INVESTMENT MANAGEMENT SERVICES LLC FBO MUTUAL FUND CLIENTS	19.54%
NEWARK, NJ 07102	607,451.310	—	—

PERSHING LLC		6.14%
JERSEY CITY, NJ 07102	—	39,682.540	—

CITIGROUP GLOBAL MARKETS INC.			53.09%
NEW YORK, NY 10001	—	—	580,721.502

KOOKMIN BANK TTEE OF MIRAE ASSET GLOBAL ALT FOF BALANCED MASTER INVESTMENT TRUST MANAGED BY MIRAE AMC			9.47%
SEOUL, REPUBLIC OF KOREA	—	—	103,626.172

CITIGROUP GLOBAL MARKETS INC.			8.73%
NEW YORK, NY 10001	—	—	95,501.561
PROGRAMS FOR REDUCING OR ELIMINATING SALES CHARGES
     The following information supplements the discussion of methods for reducing or eliminating sales charges in the Class A and Class C Shares Prospectus.
Right of Accumulation (Class A Shares Only)
     Reduced sales charges on Class A Shares of the Funds can be obtained by combining a current purchase with prior purchases of all classes of any Participating Funds (as defined in the Prospectus). The applicable sales charge is based on the combined total of:
1. the current purchase; and
2. the value at the public offering price at the close of business on the previous day of a Fund’s and any Participating Fund’s Class A Shares held by the shareholder, the shareholder’s spouse or the shareholder’s minor children.

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     The Underwriter and the shareholder’s Financial Advisor must be promptly notified of each purchase that entitles a shareholder to a reduced sales charge. Such reduced sales charge will be applied upon confirmation of the shareholder’s holdings by the Transfer Agent. The Funds may terminate or amend this Right of Accumulation at any time without notice.
Letter of Intent (Class A Shares Only)
     Any person may qualify for reduced sales charges on purchases of Class A Shares of the Funds made within a 13-month period pursuant to a Letter of Intent (“Letter”). A shareholder may include, as an accumulation credit toward the completion of such Letter, the value of all shares (of any class) of any Participating Funds held by the shareholder on the date of the Letter. The value is determined at the public offering price on the date of the Letter. Purchases made through reinvestment of distributions do not count toward satisfaction of the Letter. Upon request, a Letter may reflect purchases within the previous 90 days.
     During the term of a Letter, the Transfer Agent will hold shares in escrow to secure payment of the higher sales charge applicable to Class A Shares actually purchased if the terms of the Letter are not satisfied. Dividends and capital gains will be paid on all escrowed shares, and these shares will be released (upon satisfaction of any amount owed for sales charges if the terms of the Letter are not satisfied) when the amount indicated has been purchased or at the end of the period covered by the Letter, whichever occurs first. A Letter does not obligate the investor to buy or the Funds to sell the amount specified in the Letter.
     If a shareholder exceeds the amount specified in the Letter and reaches an amount that would qualify for a further quantity discount, a retroactive price adjustment will be made at the time of expiration of the Letter. The resulting difference in offering price will purchase additional shares for the shareholder’s account at the applicable offering price. As a part of this adjustment, the shareholder’s Financial Advisor shall return to the Underwriter the excess commission previously paid to the Financial Advisor during the 13-month period.
     If the amount specified in the Letter is not purchased, the shareholder shall remit to the Underwriter an amount equal to the difference between the sales charge paid and the sales charge that should have been paid. If the shareholder fails within 20 days after a written request to pay such a difference in sales charge, the Transfer Agent will redeem that number of escrowed Class A Shares to equal such difference. The additional amount of Financial Advisor discount from the applicable offering price shall be remitted by the Underwriter to the shareholder’s Financial Advisor of record.
     Additional information about, and the terms of, Letters of Intent are available from your Financial Advisor, or from the Transfer Agent at (877) 665-1287.
Reinstatement Privilege (Class A and C Shares Only)
     A shareholder who has redeemed Class A or Class C Shares of a Fund may, upon request, reinstate within one year a portion or all of the proceeds of such sale in Class A Shares or Class C Shares, respectively, of the Fund or another Participating Fund at the NAV next determined after receipt by such shareholder’s Financial Advisor or the Transfer Agent receives a reinstatement request and payment. The Underwriter will not pay your Financial Advisor a commission on any reinvested amount. Any CDSC paid at the time of the redemption will be credited to the shareholder upon reinstatement. The period between the redemption and the reinstatement will not be counted in aging the reinstated shares for purposes of calculating any CDSC or conversion date. Shareholders who desire to exercise this privilege should contact their Financial Advisor or the Transfer Agent. Shareholders may exercise this privilege an unlimited number of times. Exercise of this privilege does not alter the U.S. federal income tax treatment of any capital gains realized on the prior sale of Fund shares, but to the extent any such shares were sold at a loss, some or all of the loss may be disallowed for tax purposes. Please consult your tax advisor.
Privileges of Financial Advisors
     Class A Shares of the Funds may be sold at NAV, without a sales charge, to registered representatives and employees of Financial Advisors (including their affiliates) and such persons’ families and their beneficial accounts.

45

Privileges of Certain Shareholders
     Any shareholder eligible to buy Class Z Shares of any Participating Fund may acquire, through purchase or exchange, Class A Shares of another Participating Fund at NAV in those cases where Class Z Shares are not available. Qualifying shareholders will not be subject to the initial sales charge or CSDC on Class A Shares, although they will be subject to the annual Rule 12b-1 distribution and service fees on Class A Shares.
Sponsored Arrangements
     Class A Shares of the Funds may be purchased at reduced or no sales charge pursuant to sponsored arrangements, which include programs under which an organization makes recommendations to, or permits group solicitation of, its employees, members or participants in connection with the purchase of shares of the Funds on an individual basis. The amount of the sales charge reduction will reflect the anticipated reduction in sales expense associated with sponsored arrangements. The reduction in sales expense, and therefore the reduction in sales charge, will vary depending on factors such as the size and stability of the organization’s group, the term of the organization’s existence and certain characteristics of the members of its group. The Funds reserve the right to revise the terms of or to suspend or discontinue sales pursuant to sponsored plans at any time.
     Class A Shares may also be purchased at a reduced or zero sales charge by clients of Financial Advisors that have entered into agreements with the Underwriter pursuant to which a Fund is included as an investment option in programs involving fee-based compensation arrangements and by participants in certain retirement plans.
Waiver of CDSCs
     CDSCs may be waived on redemptions in the following situations with the proper documentation:
1.	Death. CDSCs may be waived on redemptions within one year following the death of (i) the sole shareholder on an individual account, (ii) a joint tenant where the surviving joint tenant is the deceased’s spouse or (iii) the beneficiary of a Uniform Gifts to Minors Act (“UGMA”), Uniform Transfers to Minors Act (“UTMA”) or other custodial account. If, upon the occurrence of one of the foregoing, the account is transferred to an account registered in the name of the deceased’s estate, the CDSC will be waived on any redemption from the estate account occurring within one year after the death. If Class C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC when redeemed from the transferee’s account. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

2.	Disability. CDSCs may be waived on redemptions occurring within one year after the sole shareholder on an individual account or a joint tenant on a spousal joint tenant account becomes disabled (as defined in Section 72(m)(7) of the Code. To be eligible for such waiver, (i) the disability must arise after the purchase of shares, (ii) the disabled shareholder must have been under age 65 at the time of the initial determination of disability, and (iii) a letter must be produced from a physician signed under penalty of perjury stating the nature of the disability. If the account is transferred to a new registration and then a redemption is requested, the applicable CDSC will be charged.

3.	Death of a trustee. CDSCs may be waived on redemptions occurring upon dissolution of a revocable living or grantor trust following the death of the sole trustee where (i) the grantor of the trust is the sole trustee and the sole life beneficiary, (ii) death occurs following the purchase, and (iii) the trust document provides for dissolution of the trust upon the trustee’s death. If the account is transferred to a new registration (including that of a successor trustee), the applicable CDSC will be charged upon any subsequent redemption.

4.	Returns of excess contributions. CDSCs may be waived on redemptions required to return excess contributions made to retirement plans or individual retirement accounts, so long as the Financial Advisor agrees to return all or the agreed-upon portion of the commission received on the shares being redeemed.

46

5.	Qualified Retirement Plans. CDSCs may be waived on redemptions required to make distributions from qualified retirement plans following normal retirement age (as stated in the document).
     The CDSC also may be waived if the Financial Advisor agrees to return all or an agreed-upon portion of the commission received on the sale of the shares being redeemed.
INCOME TAX CONSIDERATIONS
     The following discussion of U.S. federal income tax consequences of investment in the Funds is based on the Code, U.S. Treasury regulations, and other applicable authority, as of the date of this SAI. These authorities are subject to change by legislative, administrative, or judicial action, possibly with retroactive effect. The following discussion is only a summary of some of the important U.S. federal tax considerations generally applicable to investments in the Funds. There may be other tax considerations applicable to particular shareholders. Shareholders should consult their own tax advisers regarding their particular situation and the possible application of U.S. federal, state, local, foreign and other tax laws.
Taxation of the Funds
     Each Fund has elected or intends to elect to be treated as a regulated investment company (“RIC”) under Subchapter M of the Code and intends each year to qualify and to be eligible to be treated as such. In order to qualify for the special tax treatment accorded RICs and their shareholders, each Fund must, among other things:
     (a) derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (as described below);
     (b) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets consists of cash and cash items, U.S. government securities, securities of other RICs, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than those of the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as described below); and
     (c) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income, for such year.
     In general, for purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (x) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its income from the qualifying income sources described in paragraph (a)(i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes because they meet the passive income requirement under Code Section 7704(c)(2). In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a qualified publicly traded partnership.

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     For purposes of meeting the diversification requirement described in (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also, for purposes of the diversification requirement described in (b) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect a Fund’s ability to meet diversification test in (b) above.
     If a Fund qualifies as a RIC that is accorded special tax treatment, that Fund will not be subject to U.S. federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, as defined below).
     If a Fund were to fail to meet the income, diversification or distribution test (described respectively in (a), (b) and (c) above), the Fund could in some cases cure such failure, including by paying a Fund-level tax, paying interest, making additional distributions or disposing of certain assets. If a Fund were ineligible to or otherwise did not cure such failure for any taxable year, or if the Fund were otherwise to fail to qualify as a RIC accorded special tax treatment for such year, the Fund would be subject to tax on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. Some portions of such distributions might be eligible for the dividends received deduction in the case of corporate shareholders and to be treated as “qualified dividend income” and thus taxable at the lower long-term capital gain rate in the case of shareholders taxed as individuals, provided in both cases, the shareholder meets certain holding period and other requirements in respect of a Fund’s shares (as described below). In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a RIC that is accorded special tax treatment.
     Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Any investment company taxable income retained by a Fund will be subject to Fund-level tax at regular corporate rates. Each Fund may also retain for investment its net capital gain. If a Fund retains any net capital gain, it will be subject to Fund-level tax at regular corporate rates on the amount retained, but may designate the retained amount as undistributed capital gain in a timely notice to its shareholders who would then, in turn, be (i) required to include in income for U.S. federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) entitled to credit their proportionate shares of the tax paid by that Fund on such undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds on a properly-filed U.S. tax return to the extent the credit exceeds such liabilities. If a Fund makes this designation, for U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of each Fund would be increased by an amount equal under current law to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance a Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.
     In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, a Fund generally may elect to treat part or all of any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.
     If a Fund were to fail to distribute in a calendar year at least an amount equal to the sum of 98% of its ordinary income for such year and 98.2% of its capital gain net income for the one-year period ending October 31 of such year, plus any such amounts retained from the prior year, the Fund would be subject to a nondeductible 4% excise tax on the undistributed amounts. For purposes of the required excise tax distribution, a Fund’s ordinary gains and losses from the sale, exchange or other taxable disposition of property that would otherwise be taken into account

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after October 31 of a calendar year generally are treated as arising on January 1 of the following calendar year. Also for these purposes, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year.
     A dividend paid to shareholders in January of a year generally is deemed to have been paid by a Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that it will be able to do so. In that event, a Fund will be liable for the excise tax only on the amount by which it does not meet the foregoing distribution requirement.
     Each Fund distributes its net investment income and capital gains to shareholders as dividends at least annually to the extent required to qualify as a RIC under the Code and generally to avoid U.S. federal income or excise tax. Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and capital gain of that Fund as a distribution of investment company taxable income and net capital gain on that Fund’s tax return. This practice, which involves the use of equalization accounting, will reduce the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for that Fund to avoid U.S. federal income tax and excise tax, which may include reducing the amount of distributions that otherwise would be required to be paid to non-redeeming shareholders. A Fund’s net asset value generally will not be reduced by the amount of any undistributed income or gains allocated to redeeming shareholders under this practice and thus the total return on a shareholder’s investment generally will not be reduced as a result of this practice.
     Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. Instead, subject to certain limitations, a Fund may carry net capital losses forward to subsequent taxable years to offset capital gains, if any, realized during such subsequent taxable year. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether a Fund retains or distributes such gains. If a Fund has incurred net capital losses in a taxable year beginning before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years to offset any capital gains realized during such subsequent taxable years; in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset any short-term capital gains, and then offset any long-term capital gains.
     If a Fund incurs net capital losses in taxable years beginning after December 22, 2010, those losses will be carried forward to one or more subsequent taxable years without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term capital gains to shareholders (taxable to individual shareholders as ordinary income) than would have resulted under the previous regime described above. A Fund must use any such carryforwards, which will not expire, applying them first against gains of the same character before it uses any pre-2011 losses. This increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryforward period. A Fund’s ability to use net capital losses to offset gains may be limited as a result of certain (i) acquisitive reorganizations and (ii) shifts in the ownership of the Fund by a shareholder owning or treated as owning 5% or more of the stock of the Fund. Each Fund’s available capital loss carryforwards will be set forth in its annual shareholder report for each fiscal year.
Fund Distributions
     Distributions are taxable to shareholders even if they are paid from gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.
     Each Fund will send you information after the end of each calendar year setting forth the amount and tax status of any distributions paid to you by the Fund. Ordinary income dividends and Capital Gain Dividends (defined below) may also be subject to state, local or other taxes.

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     For U.S. federal income tax purposes, distributions of investment income are generally taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. In general, a Fund will recognize long-term capital gain or loss on investments it has owned (or is deemed to have owned) for more than one year, and short-term capital gain or loss on investments it has owned (or is deemed to have owned) for one year or less. Distributions of net capital gain (that is, the excess of net long-term capital gain over net short-term capital loss, in each case determined with reference to loss carryforwards) that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been temporarily reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% rate brackets—for taxable years beginning before January 1, 2013. These reduced rates will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise. Distributions of net short-term capital gain (as reduced by any net long-term capital loss for the taxable year) will be taxable to shareholders as ordinary income. For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided holding period and other requirements are met at both the shareholder and Fund level. This provision will expire for taxable years beginning on or after January 1, 2013, unless Congress enacts legislation providing otherwise.
     In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” a Fund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to that Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.
     In general, distributions of investment income designated by a Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to that Fund’s shares. If the aggregate dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly designated as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. As noted above, it is unclear whether Congress will extend the special tax treatment accorded qualified dividend income to taxable years beginning on or after January 1, 2013. The Floating Rate Opportunities Fund does not expect a significant portion of Fund distributions to be eligible for treatment as qualified dividend income.
     Dividends of net investment income received by corporate shareholders of a Fund generally will qualify for the 70% dividends-received deduction generally available to corporations to the extent of the amount of eligible dividends received by that Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a dividend eligible for the dividends-received deduction (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may otherwise be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of that Fund or (2) by application of the Code (for instance, the dividends-received deduction is reduced in the case of a dividend received on debt-financed portfolio

50

stock (generally, stock acquired with borrowed funds)). The Floating Rate Opportunities Fund does not expect a significant portion of Fund distributions to be eligible for this corporate dividends-received deduction.
     If a Fund receives dividends from another investment company that qualifies as a RIC and the investment company reports such dividends as qualified dividend income or as eligible for the dividends-received deduction, then the Fund is permitted in turn to report a portion of its distributions as qualified dividend income or as eligible for the dividends received deduction, as applicable, provided the Fund meets holding period and other requirements with respect to shares of the investment company.
     Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction or (ii) dividend income received by a Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by that Fund, will not constitute qualified dividend income to individual shareholders and will not be eligible for the dividends-received deduction for corporate shareholders.
Return of Capital Distributions
     If a Fund makes a distribution to a shareholder in excess of that Fund’s current and accumulated earnings and profits in any taxable year, the excess distribution will be treated as a return of capital to the extent of such shareholder’s tax basis in its shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in its shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition by the shareholder of its shares.
     Dividends and distributions on a Fund’s shares are generally subject to U.S. federal income tax as described herein to the extent they do not exceed that Fund’s realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects either unrealized gains or realized but undistributed gains that were therefore included in the price that the shareholder paid. Such distributions may reduce the fair market value of the Fund’s shares below the shareholder’s cost basis in those shares. As described above, each Fund is required to distribute realized income and gains regardless of whether that Fund’s net asset value also reflects unrealized losses.
Tax Implications of Certain Fund Investments
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as debt obligations that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in a Fund’s income (and required to be distributed by the Fund) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security.
     Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Very generally, market discount is the excess of the stated redemption price of a debt obligation (or in the case of an obligation issued with OID, its “revised issue price”) over the purchase price of such obligation. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Alternatively, a Fund may elect to accrue market discount currently and thus distribute it over the term of the debt security, even though the payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which the market discount accrues, and thus is included in a Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
     Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID or “acquisition discount” (very generally, the excess of the stated redemption price over the purchase price). Generally, a Fund will be required to include the OID or acquisition

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discount in income (as ordinary income) over the term of the debt security, even though payment of that amount is not received until a later time, upon partial or full repayment or disposition of the debt security. The rate at which OID or acquisition discount accrues, and thus is included in the Fund’s income, will depend upon which of the permitted accrual methods the Fund elects.
     A substantial portion of the Floating Rate Opportunities Fund’s investments in loans and other debt obligations will be treated as having market discount and/or OID, which, in some cases, could be significant.
     Some preferred securities may include provisions that permit the issuer, at its discretion, to defer the payment of distributions for a stated period without any adverse consequences to the issuer. If a Fund owns a preferred security that is deferring the payment of its distributions, the Fund may be required to report income for U.S. federal income tax purposes to the extent of any such deferred distribution even though the Fund has not yet actually received the cash distribution.
     If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest that Fund actually received. Such distributions may be made from the cash assets of the Fund or, if necessary, by liquidation of portfolio securities (including at a time when it may not be advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net long-term or short-term capital gains from such transactions, its shareholders may receive a larger capital gain distribution or ordinary dividend, respectively, than they would in the absence of such transactions.
     Investments in high-yield debt obligations or other distressed debt obligations that are at risk of or in default present special tax issues for a Fund investing in or holding such securities. Tax rules are not entirely clear about issues such as whether or to what extent a Fund should recognize market discount on a debt obligation, when a Fund may cease to accrue interest, OID or market discount, when and to what extent a Fund may take deductions for bad debts or worthless securities and how a Fund should allocate payments received on obligations in default between principal and income. These and other related issues will be addressed by each Fund as necessary, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income or excise tax.
     A portion of the OID paid or accrued on certain high-yield discount obligations owned by a Fund may not be deductible to the issuer and will instead be treated as a dividend paid by the issuer for purposes of the dividends-received deduction. In such cases, if the issuer of the obligation is a domestic corporation, dividend payments by a Fund may be eligible for the dividends-received deduction to the extent of the deemed dividend portion of such OID.
     The Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) (including by investing in residual interests in CMOs with respect to which an election to be treated as a REMIC is in effect) or equity interests in taxable mortgage pools (“TMPs”). Under a notice issued by the IRS in October 2006 and Treasury regulations that have yet to be issued but may apply retroactively, a portion of the Fund’s income (including income allocated to the Fund from a real estate investment trust (“REIT”) or other pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a RIC will be allocated to shareholder of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly. As a result, a Fund investing in such interests may not be a suitable investment for charitable remainder trusts. See “Tax-Exempt Shareholders” below.
     In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on

52

such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.
     A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts or forward contracts (or similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent years.
     Any equity investments by a Fund in certain “passive foreign investment companies” (“PFICs”) could potentially subject that Fund to a U.S. federal income tax (including interest charges) on distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, each Fund may elect to avoid the imposition of that tax. For example, a Fund may elect to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), in which case that Fund will be required to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Each Fund also may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of that Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect that Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.” Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.
     Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. These withholding and other taxes will decrease a Fund’s yield on the securities subject to such taxes. Tax treaties between certain countries and the U.S. may reduce or eliminate such taxes. If more than 50% of a Fund’s assets at year end consists of the securities of foreign corporations, a Fund may elect to permit shareholders to claim a credit or deduction on their income tax returns for their pro rata portions of qualified taxes paid by the Fund to foreign countries in respect of foreign securities that the Fund has held for at least the minimum period specified in the Code. In such a case, shareholders will include in gross income from foreign sources their pro rata shares of such taxes paid by the Fund. A shareholder’s ability to claim an offsetting foreign tax credit or deduction in respect of foreign taxes paid by a Fund is subject to certain limitations imposed by the Code, which may result in the shareholder’s not receiving a full credit or deduction (if any) for the amount of such taxes. Shareholders who do not itemize on their U.S. federal income tax returns may claim a credit (but not a deduction) for such foreign taxes. Shareholders of the Long/Short Equity Fund and the Long/Short Healthcare Fund generally will not be entitled to claim a credit or deduction with respect to foreign taxes paid by or withheld from a Fund.
     A Fund’s derivatives transactions, as well as any hedging, straddle and short sale transactions, generally are subject to one or more special tax rules (including, for instance, notional principal contract, mark-to-market, constructive sale, straddle, wash sale and short sale rules). These rules may affect whether gains and losses recognized by a Fund are treated as ordinary or capital and/or as short-term or long-term, accelerate the recognition of income or gains to a Fund, defer losses to a Fund, and cause adjustments in the holding periods of a Fund’s securities. These rules could therefore affect the amount, timing and/or character of distributions to shareholders. In addition, because these and other tax rules applicable to derivative financial instruments are in some cases uncertain under current law, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements, to maintain its qualification as a RIC and avoid a Fund-level tax.
     In addition, certain of a Fund’s derivatives transactions and investments foreign currency-denominated debt instruments as well as any of a Fund’s transactions in foreign currencies or its hedging activities, are likely to produce a difference between a Fund’s book income and the sum of its taxable income and net tax-exempt income

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(if any). If a Fund’s book income exceeds the sum of its taxable income (including net realized capital gains) and net tax-exempt income (if any), the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of that Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than the sum of its taxable income and net tax-exempt income (if any), that Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment.
     To the extent a Fund participates in short sales by contracting for the sale of securities it does not own and later purchasing securities necessary to close the sale, the character of the gain or loss realized on such a short sale is determined by reference to the property used to close the short sale and is thus generally short-term. Because net short-term capital gain (after reduction by any long-term capital loss) is generally taxed at ordinary income rates, a Fund’s short sale transactions can increase the percentage of a Fund’s gains that are taxable to shareholders as ordinary income.
Backup Withholding
     Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to a Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2012. This rate will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2012, unless Congress enacts tax legislation providing otherwise. Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.
Sale, Exchange or Redemption of Fund Shares
     The sale, exchange or redemption of Fund shares may give rise to a gain or loss to the shareholder. In general, any gain or loss realized upon a taxable disposition of shares will be treated as long-term capital gain or loss if the shares have been held for more than 12 months. Otherwise, the gain or loss on the taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any Capital Gain Dividends received (or deemed received) by the shareholder with respect to those shares. In addition, all or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed under the “wash-sale” rule of the Code if other substantially identical shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.
     Shareholders may be entitled to offset their Capital Gain Dividends with capital loss. The Code contains a number of statutory provisions affecting the circumstances under which capital loss may be offset against capital gain and limiting the use of loss from certain investments and activities. Accordingly, shareholders that have capital losses are urged to consult their tax advisers.
Tax Shelter Reporting Regulations
     Under Treasury regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct holders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

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Non-U.S. Shareholders
     Distributions properly reported as Capital Gain Dividends generally will not be subject to withholding of U.S. federal income tax. In general, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign shareholder directly, would not be subject to withholding.
     However, effective for taxable years of the Fund beginning before January 1, 2012, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign shareholder (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign shareholder is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign shareholder and the foreign shareholder is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign shareholder, to the extent such distributions are properly reported as such by the Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign shareholder who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (“USRPIs” as defined below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund in a written notice to shareholders (“short-term capital gain dividends”). A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. The exemption from withholding for interest-related and short-term capital gain dividends will expire for distributions with respect to taxable years of the Fund beginning on or after January 1, 2012, unless Congress enacts legislation providing otherwise.
     In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign shareholders should contact their intermediaries regarding the application of these rules to their accounts.
     A foreign shareholder is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of USRPIs apply to the foreign shareholder’s sale of shares of the Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).
     Foreign shareholders with respect to whom income from a Fund is effectively connected with a trade or business conducted by the foreign shareholder within the United States will, in general, be subject to U.S. federal income tax on the income derived from the Fund at the graduated rates applicable to U.S. citizens, residents or domestic corporations, whether such income is received in cash or reinvested in shares of the Fund and, in the case of a foreign corporation, may also be subject to a branch profits tax.
     If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States. More generally, foreign shareholders who are residents in a country with an income tax treaty with the United States may obtain different tax results than those described herein and are urged to consult their tax advisors.
     Special rules apply to distributions to certain foreign shareholders from a RIC that is either a “U.S. real property holding corporation” (“USRPHC”) or former USRPHC or would be a USRPHC absent certain exclusions from the

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definition thereof. Additionally, special rules apply to the sale of shares in a RIC that is a USRPHC or former USRPHC. Very generally, a USRPHC is a domestic corporation that holds USRPIs — USRPIs are defined generally as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which, during specified testing periods, equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and other assets. The Funds generally do not expect that they will be USRPHCs or would be USRPHCs but for the operation of the special exceptions referred to above, and thus do not expect these special tax rules to apply.
     In order to qualify for any exemption from withholding described above (to the extent applicable) or for lower withholding tax rates under applicable income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders should contact their tax advisers in this regard.
     A foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the U.S. federal tax on income referred to above.
Tax-Exempt Shareholders
     Under current law, a Fund serves to “block” (that is, prevent the attribution to shareholders of) unrelated business taxable income (“UBTI”) from being realized by tax-exempt shareholders. Notwithstanding this “blocking” effect, a tax-exempt shareholder could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b).
     A tax-exempt shareholder may also recognize UBTI if a Fund recognizes excess inclusion income derived from direct or indirect investments in residual interests in REMICS or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).
     In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in RICs that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Code) that realizes any UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI as a result of investing in the Fund to the extent it recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a Fund and that Fund recognizes “excess inclusion income,” then the Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund.
     CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in a Fund.
Shareholder Reporting Obligations With Respect to Foreign Bank and Financial Accounts and Other Foreign Financial Assets
     Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has released the Form 8938 and instructions in draft form. The instructions indicate that shareholders generally will not be required to report their

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indirect interests in a Fund’s “specified foreign financial assets” (if any), but this preliminary guidance is subject to change pending the IRS’s release of the finalized Form 8938 and its instructions. Shareholders should consult a tax advisor, and persons investing in the Fund through an intermediary should contact their intermediary, regarding the applicability to them of this reporting requirement.
Other Reporting and Withholding Requirements
     Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”), beginning in 2014 or 2015, depending on the type of payment. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.
     The IRS has issued only preliminary guidance with respect to these rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that all or a portion of distributions made by a Fund on or after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends and short-term capital gain and interest-related dividends, as described above), will be subject to the 30% withholding requirement. Payments will generally not be subject to withholding under these rules so long as shareholders provide a Fund with certifications or other documentation as the Fund may request including, to the extent required, with regard to their direct and indirect owners. Payments to a foreign shareholder that is a “foreign financial institution” (as defined under these rules) will generally be subject to withholding unless such shareholder enters into, and provides certification to a Fund of, a valid and timely information reporting and withholding agreement with the IRS to report, among other requirements, required information including about certain direct and indirect U.S. investors or U.S. accounts. Future guidance may exempt certain foreign financial institutions from these requirements, but it is currently unclear whether or when such regulations will be issued.
     Persons investing in the Fund through an intermediary should contact their intermediary regarding the application of this reporting and withholding regime to their investments in the Fund.
     Shareholders are urged to consult a tax advisor regarding this reporting and withholding regime, in light of their particular circumstances.
Shares Purchased Through Tax Qualified Plans
     Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of the Trust as an investment through such plans and the precise effect of an investment on their particular tax situation.
General Considerations
     The U.S. federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific U.S. federal tax consequences of purchasing, holding, and disposing of shares of a Fund, as well as the effects of state, local, foreign and other tax law and any proposed tax law changes.
FINANCIAL STATEMENTS
     Beginning with the fiscal year ending in 2010, the Predecessor Fund’s, Long/Short Equity Fund’s and Long/Short Healthcare Fund’s fiscal year end was changed from August 31 to June 30. The audited financial statements and notes thereto in the Predecessor Fund’s Annual Report to Shareholders for the fiscal period ended June 30, 2010, as filed with the SEC on September 7, 2010 (file # 811-09709) (the “Annual Report”), and the

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unaudited financial statements and notes thereto in the Predecessor Fund’s Semiannual Report to Shareholders for the six month period ended December 31, 2010, as filed with the SEC on March 9, 2011 (File # 811-09709) (the “Semiannual Report”), are incorporated into this SAI by reference. The audited financial statements and notes thereto in Long/Short Equity Fund’s and Long/Short Healthcare Fund’s Annual Report to Shareholders for the fiscal period ended June 30, 2010 Annual Report are incorporated into this SAI by reference. The 2010 financial statements included in the Predecessor’s and Long/Short Equity Fund’s and Long/Short Healthcare Fund’s Annual Reports have been audited by PricewaterhouseCoopers LLP, whose report thereon is also incorporated herein by reference. No other parts of the Annual Reports are incorporated by reference herein. Copies of the Annual Reports may be obtained at no charge by calling the Funds at (877) 665-1287.

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APPENDIX A — RATINGS CATEGORIES
     Ratings in General. A rating of a rating service represents the service’s opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer. Consequently, the Adviser believes that the quality of debt securities should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell or hold a security because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating should be evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information, or for other reasons. The following is a description of the characteristics of ratings used by Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”).
Moody’s
Long-term Obligation Ratings
Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.
Aaa
Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.
Aa
Obligations rated Aa are judged to be of high quality and subject to very low credit risk.
A
Obligations rated A are considered upper-medium grade and are subject to low credit risk.
Baa
Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.
Ba
Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.
B
Obligations rated B are considered speculative and are subject to high credit risk.
Caa
Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.
Ca
Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C
Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
Short-Term Obligation Ratings
Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs, or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1
Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2
Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3
Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
NP
Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Note: Canadian issuers rate P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.
S&P
Long-term Issue Credit Ratings
Issue credit ratings are based, in varying degrees, on S&P’s analysis of the following considerations: (i) likelihood of payment — capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation, (ii) nature of and provisions of the obligation, and (iii) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA
An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.
AA
An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A
An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.
BBB
An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
BB, B, CCC, CC, and C
Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
BB
An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.
B
An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.
CCC
An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
CC
An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.
C
A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is subject of bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.
D
An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or minus (-)
The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
NR
This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.
Short-Term Issue Credit Ratings
A-1
A short-term obligation rated ‘A-1’ is rated in the highest category by S&P. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.
A-2
A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.
A-3
A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
B
A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet is financial commitment on the obligation.
B-1 A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-2 A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
B-3 A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
C
A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.
D
A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

SPUR (S&P’s Underlying Rating)
This is a rating of a stand-alone capacity of an issue to pay debt service on a credit-enhanced debt issue, without giving effect to the enhancement that applies to it. These ratings are published only at the request of the debt issuer/obligor with the designation SPUR to distinguish them from the credit-enhanced rating that applies to the debt issue. S&P maintains surveillance of an issue with a published SPUR.

APPENDIX B
HIGHLAND CAPITAL MANAGEMENT, L.P.
PROXY VOTING POLICY
1. Application; General Principles
          1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
          1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
          2.1 Monitoring. The Company has hired Broadridge as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.
          2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.
The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.
          2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis

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& Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.
          2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to Highland’s Compliance Department at least quarterly.
     2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.
          2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
          2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.
3. Conflicts of Interest
          3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

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more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
          3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping, Retention and Compliance Oversight
          4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.
     4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.4 Records of each vote cast by the Company on behalf of Clients.
     4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

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          4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
          4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.
          4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.
          4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.
          4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.
Adopted by the Company’s Compliance Committee: March 24, 2009, amended June 17, 2009, and April 16, 2010.

C-4

APPENDIX C

CUMMINGS BAY CAPITAL MANAGEMENT, L.P.

PROXY VOTING POLICY
1. Application; General Principles
          1.1 This proxy voting policy (the “Policy”) applies to securities held in Client accounts (including registered investment companies and other pooled investment vehicles) as to which the above-captioned investment adviser (the “Company”) has voting authority, directly or indirectly. Indirect voting authority exists where the Company’s voting authority is implied by a general delegation of investment authority without reservation of proxy voting authority.
          1.2 The Company shall vote proxies in respect of securities owned by or on behalf of a Client in the Client’s best economic interests and without regard to the interests of the Company or any other Client of the Company.
2. Voting; Procedures
          2.1 Monitoring. The Company has designated Broadridge (indirectly through an affiliated investment adviser) as its proxy voting agent to vote proxies in respect of securities held in Client accounts for which the Company has proxy voting authority. The Company utilizes Broadridge’s ProxyEdge® internet tool to identify for Broadridge Client accounts for which the Company has proxy voting authority and Broadridge monitors the holdings in these Client accounts via automated electronic interfaces with the Company’s custodian banks and brokers for purposes of determining whether there are shareholder meetings or similar corporate actions affecting holdings in the Client accounts.
          2.2 Voting. The Company has authorized Broadridge to vote proxies with respect to securities held in Client accounts for which the Company has proxy voting authority in accordance with recommendations provided by Glass, Lewis & Co. in its US 2010 Proxy Season Proxy Paper Guidelines (and, absent further action, future annual or special Proxy Paper Guidelines issued by Glass, Lewis & Co.). Glass Lewis’s Proxy Paper Guidelines are available on the Company’s internet website and to all Clients, prospective clients, and due diligence inquiries upon request. Broadridge is responsible for ensuring proxies are voted and submitted in a timely manner in accordance with such Guidelines, provided, however, that the Company may instruct Broadridge to vote in a manner inconsistent with the Guidelines in accordance with the procedures set forth below.
The CCO or his/her designee will be responsible for creating a weekly report of all upcoming shareholder meetings or similar corporate actions affecting securities held in Client accounts for which the Company has proxy voting authority, which will include Glass Lewis’s recommendation, if available. The report will be distributed to the relevant portfolio managers and sub-advisers for review and approval. If warranted and determined to be in the best interest of a Client after taking into account all the relevant facts and circumstances, the portfolio manager responsible for the Client account or security can override the recommendations of Glass, Lewis & Co. and direct Broadridge to vote one or more proxies according to his or her own determination of the clients’ best interests. If the Company decides to direct Broadridge to vote a proxy in a manner that is inconsistent with the recommendations of Glass, Lewis & Co., the CCO or his/her designee shall document the reasons for these votes and for the override of the Glass Lewis recommendation.
          2.3 Guidelines. In determining how to vote a particular proxy, Glass Lewis follows the principles outlined in its Proxy Paper guidelines. It conducts careful analysis on each issuer looking specifically at Board composition of an issuer, the firm’s financial reporting and integrity of those financial statement, compensation plans and governance structure. The Company has accepted the proxy voting guidelines published by Glass, Lewis

& Co., and The Company’s CCO or his/her designee will annually review the Glass Lewis Guidelines to ensure they remain appropriate and relevant to the Company’s proxy voting needs.
          2.4 Conflicts of Interest. If a portfolio manager determines that a potential material conflict of interest (as defined in Section 3 of this Policy) exists between the Company and a Client account with respect to voting a particular proxy, the portfolio manager(s) shall contact the Company’s compliance department prior to the proxy being voted by Broadridge. In the event of a potential material conflict of interest, the Company will (i) vote such proxy according to the Glass Lewis Guidelines; or (ii) seek instructions from the Client or request that the Client vote such proxy. All such instances shall be reported to Cummings Bay’s Compliance Department at least quarterly.
     2.4.1. For a security held by an investment company, the Company shall disclose any potential material conflict of interest and its reasoning for voting as it did to the investment company’s Board of Trustees at the next regularly scheduled quarterly meeting. In voting proxies for securities held by an investment company, the Company may consider only the interests of the Fund. It is the responsibility of the Compliance Department to document the basis for the proxy voting decision when a potential material conflict of interest exists and to furnish the documentation to the Board of Trustees.
          2.5 Non-Votes. The Company may determine not to vote proxies in respect of the securities of any issuer if it determines it would be in its Client’s overall best interests not to vote. Such determination may apply in respect of all Client holdings of the securities or only certain specified Clients, as the Company deems appropriate under the circumstances. As examples, the portfolio manager(s) may determine: (a) not to recall securities on loan if, in his or her judgment, the matters being voted upon are not material events affecting the securities and the negative consequences to Clients of disrupting the securities lending program would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience outweighs the benefits to Clients of voting the securities.
          2.6 Recordkeeping. Following the submission of any proxy vote by Broadridge, a record of how proxy ballots were voted will be maintained electronically on the ProxyEdge® system, and will be continuously available for review. Broadridge will aggregate the proxy voting records of each investment company client of the Company for purposes of preparing and filing Form N-PX on such investment company’s behalf.
3. Conflicts of Interest
          3.1 Voting the securities of an issuer where the following relationships or circumstances exist are deemed to give rise to a material conflict of interest for purposes of this Policy:
     3.1.1 The issuer is a Client of the Company, or of an affiliate, accounting for more than 5% of the Company’s or affiliate’s annual revenues.
     3.1.2 The issuer is an entity that reasonably could be expected to pay the Company or its affiliates more than $1 million through the end of the Company’s next two full fiscal years.
     3.1.3 The issuer is an entity in which a “Covered Person” (as defined in the Company’s Policies and Procedures Designed to Detect and Prevent Insider Trading and to Comply with Rule 17j-1 of the Investment Company Act of 1940, as amended (the “Code of Ethics”)) has a beneficial interest contrary to the position held by the Company on behalf of Clients.
     3.1.4 The issuer is an entity in which an officer or partner of the Company or a relative1 of any such person is or was an officer, director or employee, or such person or relative otherwise has received

[1]	For the purposes of this Policy, “relative” includes the following family members: spouse, minor children or stepchildren or children or stepchildren sharing the person’s home.

more than $150,000 in fees, compensation and other payment from the issuer during the Company’s last three fiscal years; provided, however, that the Compliance Department may deem such a relationship not to be a material conflict of interest if the Company representative serves as an officer or director of the issuer at the direction of the Company for purposes of seeking control over the issuer.
     3.1.5 The matter under consideration could reasonably be expected to result in a material financial benefit to the Company or its affiliates through the end of the Company’s next two full fiscal years (for example, a vote to increase an investment advisory fee for a Fund advised by the Company or an affiliate).
     3.1.6 Another Client or prospective Client of the Company, directly or indirectly, conditions future engagement of the Company on voting proxies in respect of any Client’s securities on a particular matter in a particular way.
     3.1.7 The Company holds various classes and types of equity and debt securities of the same issuer contemporaneously in different Client portfolios.
     3.1.8 Any other circumstance where the Company’s duty to serve its Clients’ interests, typically referred to as its “duty of loyalty,” could be compromised.
          3.2 Notwithstanding the foregoing, a conflict of interest described in Section 3.1 shall not be considered material for the purposes of this Policy in respect of a specific vote or circumstance if:
     3.2.1 The securities in respect of which the Company has the power to vote account for less than 1% of the issuer’s outstanding voting securities, but only if: (i) the securities for which the Company has voting authority do not, in the aggregate, represent one of top 10 largest shareholders of such issuer and (ii) such securities do not represent more than 2% of the Client’s assets under management with the Company.
     3.2.2 The matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer.
4. Recordkeeping, Retention and Compliance Oversight
          4.1 The Company shall retain records relating to the voting of proxies, including:
     4.1.1 Copies of this Policy and any amendments thereto.
     4.1.2 A copy of the Glass Lewis Proxy Voting Guidelines, amended annually.
     4.1.3. A copy of each proxy statement that the Company receives regarding Client securities.
     4.1.4 Records of each vote cast by the Company on behalf of Clients.
     4.1.5 A copy of any documents created by the Company that were material to making a decision how to vote or that memorializes the basis for that decision.
     4.1.6 A copy of each written request for information on how the Company voted proxies on behalf of the Client, and a copy of any written response by the Company to any (oral or written) request for information on how the Company voted.

          4.2 These records shall be maintained and preserved in an easily accessible place for a period of not less than five years from the end of the Company’s fiscal year during which the last entry was made in the records, the first two years in an appropriate office of the Company.
          4.3 The Company may rely on proxy statements filed on the SEC’s EDGAR system or on proxy statements and records of votes cast by the Company maintained by Broadridge.
          4.4 Records relating to the voting of proxies for securities held by investment company Clients will be reported periodically, as requested, to the investment company’s Board of Trustees and, to the SEC on an annual basis pursuant to Form N-PX.
          4.5 If at any time any person is pressured or lobbied either by Company personnel or affiliates or third parties with respect to a particular shareholder vote, he or she should provide information regarding such activity to the CCO, who will keep a record of this information.
          4.6 Compliance oversees the implementation of this procedure, including oversight over voting and the retention of proxy ballots voted. The CCO may review proxy voting pursuant to the firm’s compliance program.
Effective as of May 6, 2010

PART C: Other Information

Item 28.	Exhibits

(a)	(1)		Agreement and Declaration of Trust of the Registrant, dated February 27, 2006 (1)

	(2)	(i)	Certificate of Designation for Highland Long/Short Equity Fund (formerly, Highland Equity Opportunities Fund) (“Long/Short Equity Fund”) (3)

		(ii)	Certificate of Designation for Highland Long/Short Healthcare Fund (formerly, Highland Healthcare Fund) (“Long/Short Healthcare Fund”) (5)

		(iii)	Certificate of Designation for Highland Floating Rate Opportunities Fund (“Floating Rate Opportunities Fund”) (13)

(b)			By-laws of the Registrant (1)

(c)			Not Applicable

(d)	(1)		Form of Investment Advisory Agreement between Highland Capital Management, L.P. (“Highland”) and the Registrant with respect to Long/Short Equity Fund (1)

	(2)		Form of Fee Waiver Agreement between Highland and the Registrant on behalf of Long/Short Equity Fund (2)

	(3)		Investment Advisory Agreement between Highland and the Registrant with respect to Long/Short Healthcare Fund (8)

	(4)		Form of Investment Advisory Agreement between Highland and the Registrant with respect to Long/Short Healthcare Fund, filed herewith

	(5)		Investment Sub-Advisory Agreement between Highland and Cummings Bay Capital Management, L.P. (“CBCM”) with respect to Long/Short Healthcare Fund (11)

	(6)		Investment Advisory Agreement between Highland and the Registrant with respect to Floating Rate Opportunities Fund (15)

(e)	(1)		Form of Underwriting Agreement between BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.) and the Registrant (1)

	(2)		Exhibit A to Underwriting Agreement between BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.) and the Registrant (15)

	(3)		Form of Underwriting Agreement related to Acquisition of the Indirect Parent of PFPC Distributors, Inc. between BNY Mellon Distributors Inc. and the Registrant (11)

	(4)		Form of Selling Group Agreement (8)

(f)			Not Applicable

(g)	(1)		Form of Custodian Services Agreement between BNY Mellon Investment Servicing Trust Company (formerly, PFPC Trust Company) and the Registrant (1)

	(2)		Exhibit A to Custodian Services Agreement between Registrant and PFPC Trust Company (15)

(h)	(1)		Form of Accounting Services Agreement between the Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) (1)

	(2)		Exhibit A to Accounting Services Agreement between Registrant and BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) (15)

	(3)		Form of Administration Services Agreement between Highland and the Registrant (1)

	(4)		Amendment No. 1 to Administration Services Agreement between Highland and the Registrant (6)

	(5)		Revised Exhibit A to Administration Services Agreement between Highland and the Registrant (15)

	(6)		Form of Sub-Administration Services Agreement between Highland and BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) (1)

	(7)		Exhibit A to Sub-Administration Services Agreement between Highland and BNY Mellon Investment Servicing (US) Inc. (formerly, PFPC Inc.) (15)

	(8)		Form of Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc., (formerly, PFPC Inc.) and the Registrant (1)

	(9)		Amendment No. 1 to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc., (formerly, PFPC Inc.) and the Registrant (7)

	(10)	Amendment No. 2 to Transfer Agency Services Agreement between BNY Mellon Investment Servicing (US) Inc., (formerly, PFPC Inc.) and the Registrant (7)

	(11)	Exhibit A to Transfer Agency Services Agreement between Registrant and BNY Mellon Investment Services (US) Inc. (formerly, PFPC Inc.) (15)

(i)	(1)	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to Long/Short Equity Fund (2)

	(2)	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to Long/Short Healthcare Fund (5)

	(3)	Opinion of Ropes & Gray LLP with respect to Floating Rate Opportunities Fund (15)

(j)	(1)	Consent of Independent Registered Public Accounting Firm filed herewith

	(2)	Power of Attorney (4)

	(3)	Power of Attorney dated March 2, 2011 (15)

(k)		Not Applicable

(l)	(1)	Initial Capital Agreement between Highland and the Registrant on behalf of Long/Short Equity Fund (2)

(m)	(1)	Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Equity Fund (1)

	(2)	Form of Rule 12b-1 Distribution Plan relating to Class A and Class C Shares of Long/Short Healthcare Fund (5)

	(3)	Rule 12b-1 Distribution Plan relating to Class A, Class B and Class C Shares of Floating Rate Opportunities Fund (15)

(n)	(1)	Form of Rule 18f-3 Multi-Class Plan relating to Long/Short Equity Fund (1)

	(2)	Form of Rule 18f-3 Multi-Class Plan relating to Long/Short Healthcare Fund (5)

	(3)	Rule 18f-3 Multi-Class Plan relating to Floating Rate Opportunities Fund (15)

(o)		Reserved

(p)	(1)	Code of Ethics of the Registrant (14)

	(2)	Code of Ethics of Highland, Adviser for the Registrant (12)

	(3)	Code of Ethics of BNY Mellon Distributors Inc. (formerly, PFPC Distributors, Inc.), Principal Underwriter for the Registrant (1)

	(4)	Code of Ethics of CBCM, Sub-Adviser for Long/Short Healthcare Fund (11)

(1)	Incorporated herein by reference to the Registrant’s initial Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2006.

(2)	Incorporated herein by reference to Pre-Effective Amendment No. 3 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on November 22, 2006.

(3)	Incorporated herein by reference to Post-Effective Amendment No. 4 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 1, 2007.

(4)	Incorporated herein by reference to Post-Effective Amendment No. 5 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on December 21, 2007.

(5)	Incorporated herein by reference to Post-Effective Amendment No. 8 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 14, 2008.

(6)	Incorporated herein by reference to Post-Effective Amendment No. 9 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 16, 2008.

(7)	Incorporated herein by reference to Post-Effective Amendment No. 12 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on December 23, 2008.

(8)	Incorporated herein by reference to Post-Effective Amendment No. 18 to Registrant’s Registration Statement on Form N-1A, File

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No. 333-132400, filed on October 30, 2009.

(9)	Incorporated herein by reference to Post-Effective Amendment No. 19 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on December 29, 2009.

(10)	Incorporated herein by reference to Post-Effective Amendment No. 21 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on March 31, 2010.

(11)	Incorporated herein by reference to Post-Effective Amendment No. 22 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on August 27, 2010.

(12)	Incorporated herein by reference to Post-Effective Amendment No. 24 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on October 29, 2010.

(13)	Incorporated herein by reference to Post-Effective Amendment No. 25 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on February 24, 2011.

(14)	Incorporated herein by reference to Post-Effective Amendment No. 1 to Registrant’s Registration Statement on Form N-14, File No. 333-172618, filed on April 15, 2011.

(15)	Incorporated herein by reference to Post-Effective Amendment No. 27 to Registrant’s Registration Statement on Form N-1A, File No. 333-132400, filed on June 10, 2011.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not applicable

Item 30.	Indemnification
Section 4.2 of the Registrant’s Agreement and Declaration of Trust provides as follows:
     (a) The Trust hereby agrees, solely out of the assets of the affected Series, to indemnify each Person who at any time serves as Trustee or officer of the Trust (each such Person being an “indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and reasonable counsel fees reasonably incurred by such indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this Article IV by reason of his having acted in any such capacity, except with respect to any matter as to which he shall not have acted in good faith in the reasonable belief that his action was in the best interest of the Trust or the respective Series of the Trust and furthermore, in the case of any criminal proceeding, as to which he shall have had reasonable cause to believe that the conduct was unlawful, provided, however, that no indemnitee shall be indemnified hereunder against any liability to any Person or any expense of such indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence, or (iv) reckless disregard of the duties involved in the conduct of his position.
Notwithstanding the foregoing, with respect to any action, suit or other proceeding voluntarily prosecuted by any indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such indemnitee was (1) authorized by a majority of the Trustees or (2) was instituted by the indemnitee to enforce his or her rights to indemnification hereunder in a case in which the indemnitee is found to be entitled to such indemnification. The rights to indemnification set forth in this Declaration shall continue as to a Person who has ceased to be a Trustee or officer of the Trust and shall inure to the benefit of his or her heirs, executors and personal and legal representatives. No amendment or restatement of this Declaration or repeal of any of its provisions shall limit or eliminate any of the benefits provided to any Person who at any time is or was a Trustee or officer of the Trust or otherwise entitled to indemnification hereunder in respect of any act or omission that occurred prior to such amendment, restatement or repeal.

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     (b) Notwithstanding the foregoing, no indemnification shall be made hereunder unless there has been a determination (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the issue of entitlement to indemnification hereunder was brought that such indemnitee is entitled to indemnification hereunder or, (2) in the absence of such a decision, by (i) a majority vote of a quorum (being one-third of such Trustees) of those Trustees who are neither Interested Persons of the Trust nor parties to the proceeding (“Disinterested Non-Party Trustees”), that the indemnitee is entitled to indemnification hereunder, or (ii) if such quorum is not obtainable or even if obtainable, if such majority so directs, independent legal counsel in a written opinion conclude that the indemnitee should be entitled to indemnification hereunder. All determinations to make advance payments in connection with the expense of defending any proceeding shall be authorized and made in accordance with the immediately succeeding paragraph (c) below.
     (c) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation by the indemnitee of the indemnitee’s good faith belief that the standards of conduct necessary for indemnification have been met and a written undertaking to reimburse the Trust unless it is subsequently determined that indemnitee is entitled to such indemnification and if a majority of the Trustees determine that the applicable standards of conduct necessary for indemnification appear to have been met. In addition, at least one of the following conditions must be met: (1) the indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the Disinterested Non-Party Trustees, or if a majority vote of such quorum so directs, independent legal counsel in a written opinion, shall conclude, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is substantial reason to believe that the indemnitee ultimately will be found entitled to indemnification.
     (d) The rights accruing to any indemnitee under these provisions shall not exclude any other right to which he or she may be lawfully entitled.
     (e) Subject to any limitations provided by the Investment Company Act of 1940, as amended (the “1940 Act”) and this Declaration, the Trust shall have the power and authority, solely out of the assets of the affected Series, to indemnify and provide for the advance payment of expenses to employees, agents and other Persons providing services to the Trust or serving in any capacity at the request of the Trust to the full extent as corporations organized under the Delaware General Corporation Law may indemnify or provide for the advance payment of expenses for such Persons provided that such indemnification has been approved by a majority of the Trustees.
Section 6 of each Investment Advisory Agreement with Highland Capital Management, L.P. provides as follows:
     (a) The Trust hereby agrees to indemnify the Adviser and each of the Adviser’s partners, officers, employees, and agents (including any individual who serves at the Adviser’s request as director, officer, partner, trustee or the like of another corporation) and controlling persons (each such person being an “Indemnitee”) against any liabilities and expenses, including amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees (all as provided in accordance with applicable state law) reasonably incurred by such Indemnitee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or investigative body in which he may be or may have been involved as a party or otherwise or with which he may be or may have been threatened, while acting in any capacity set forth above in this paragraph or thereafter by reason of his having acted in any such capacity, except with respect to any matter as to which he shall have been adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust and furthermore, in the case of any criminal proceeding, so long as he had no reasonable cause to believe that the conduct was unlawful, provided, however, that (1) no Indemnitee shall be indemnified hereunder against any liability to the Trust or its shareholders or any expense of such Indemnitee arising by reason of (i) willful misfeasance, (ii) bad faith, (iii) gross negligence (iv) reckless disregard of the duties involved in the conduct of his position (the conduct referred to in such clauses (i) through (iv) being sometimes referred to herein as “Disabling Conduct”), (2) as to any matter disposed of by settlement or a compromise payment by such Indemnitee, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless there has been a determination that such settlement or compromise is in the best interests of the Trust and that such Indemnitee appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and did not involve Disabling Conduct by such Indemnitee and (3) with respect to any action, suit or other proceeding voluntarily prosecuted by any Indemnitee as plaintiff, indemnification shall be mandatory only if the prosecution of such action, suit or other proceeding by such Indemnitee was authorized by a majority of the full Board of the Trust. Notwithstanding the foregoing, the Trust shall not be obligated to provide any such indemnification to the extent such provision would waive any right that the Trust cannot lawfully waive.

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     (b) The Trust shall make advance payments in connection with the expenses of defending any action with respect to which indemnification might be sought hereunder if the Trust receives a written affirmation of the Indemnitee’s good faith belief that the standard of conduct necessary for indemnification has been met and a written undertaking to reimburse the Trust unless it is subsequently determined that he is entitled to such indemnification and if the Trustees of the Trust determine that the facts then known to them would not preclude indemnification. In addition, at least one of the following conditions must be met: (1) the Indemnitee shall provide adequate security for his undertaking, (2) the Trust shall be insured against losses arising by reason of any lawful advances, (3) a majority of a quorum of Trustees of the Trust who are neither “interested persons” of the Trust (as defined in Section 2(a)(19) of the 1940 Act) nor parties to the proceeding (“Disinterested Non-Party Trustees”) or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnitee ultimately will be found entitled to indemnification or (4) there is not a Disinterested Non-Party Trustee, Indemnitee provides the written affirmation referred to above.
     (c) All determinations with respect to indemnification hereunder shall be made (1) by a final decision on the merits by a court or other body of competent jurisdiction before whom the proceeding was brought that such Indemnitee is not liable by reason of Disabling Conduct or, (2) in the absence of such a decision, by (i) a majority vote of a quorum of the Disinterested Non-Party Trustees of the Trust, or (ii) if such a quorum is not obtainable or even if obtainable, if a majority vote of such quorum so directs, independent legal counsel in a written opinion.
     (d) Each Indemnitee shall, in the performance of its duties, be fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon an opinion of counsel, or upon reports made to the Trust by any of the Trust’s officers or employees or by any advisor, administrator, manager, distributor, selected dealer, accountant, appraiser or other expert or consultant selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or other person may also be a Trustee.
     (e) The rights accruing to any Indemnitee under these provisions shall not exclude any other right to which he may be lawfully entitled.
Section 9 of the Underwriting Agreement with BNY Mellon Distributors, Inc. (formerly, PFPC Distributors, Inc.) provides as follows:
     (a) The Fund agrees to indemnify and hold harmless BNY Mellon Distributors and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including, without limitation, attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) arising directly or indirectly from any action or omission to act which BNY Mellon Distributors takes in connection with the provision of services to the Fund. Neither BNY Mellon Distributors, nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) caused by BNY Mellon Distributors’ or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.
     (b) The Fund agrees to indemnify and hold harmless BNY Mellon Distributors, its officers, directors, and employees, and any person who controls BNY Mellon Distributors within the meaning of Section 15 of the [Securities Act of 1933, as amended (the “1933 Act”)], free and harmless (a) from and against any and all claims, costs, expenses (including reasonable attorneys’ fees) losses, damages, charges, payments and liabilities of any sort or kind which BNY Mellon Distributors, its officers, directors, employees or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, arising out of or based upon: (i) any untrue statement, or alleged untrue statement, of a material fact contained in the Fund’s Registration Statement, Prospectus, Statement of Additional Information, or sales literature (including amendments and supplements thereto), or (ii) any omission, or alleged omission, to state a material fact required to be stated in the Fund’s Registration Statement, Prospectus, Statement of Additional Information or sales literature (including amendments or supplements thereto), necessary to make the statements therein not misleading, provided, however, that insofar as losses, claims, damages, liabilities or expenses arise out of or are based upon any such untrue statement or omission or alleged untrue statement or omission made in reliance on and in conformity with information furnished to the Fund by BNY Mellon Distributors or its affiliated persons for use in the Fund’s Registration Statement, Prospectus, or Statement of Additional Information or sales literature (including amendments or supplements thereto), such indemnification is not applicable; and (b) from and against any and all such claims, demands, liabilities and expenses (including such costs and counsel fees) which you, your officers and directors, or such controlling person, may incur in connection with this Agreement or BNY Mellon Distributors’ performance hereunder (but excluding such claims, demands, liabilities and expenses (including such costs and counsel

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fees) arising out of or based upon any untrue statement, or alleged untrue statement, of a material fact contained in any Registration Statement or any Prospectus or arising out of or based upon any omission, or alleged omission, to state a material fact required to be stated in either any Registration Statement or any Prospectus or necessary to make the statements in either thereof not misleading), unless such claims, demands, liabilities and expenses (including such costs and counsel fees) arise by reason of BNY Mellon Distributors’ willful misfeasance, bad faith or negligence in the performance of BNY Mellon Distributors’ duties hereunder. The Fund acknowledges and agrees that in the event that BNY Mellon Distributors, at the request of the Fund, is required to give indemnification comparable to that set forth in this paragraph to any broker-dealer selling Shares of the Fund or servicing agent servicing the shareholders of the Fund and such broker-dealer or servicing agent shall make a claim for indemnification against BNY Mellon Distributors, BNY Mellon Distributors shall make a similar claim for indemnification against the Fund.
     (c) BNY Mellon Distributors agrees to indemnify and hold harmless the Fund, its several officers and Board Members and each person, if any, who controls a Portfolio within the meaning of Section 15 of the 1933 Act against any and all claims, costs, expenses (including reasonable attorneys’ fees), losses, damages, charges, payments and liabilities of any sort or kind which the Fund, its officers, Board Members or any such controlling person may incur under the 1933 Act, under any other statute, at common law or otherwise, but only to the extent that such liability or expense incurred by the Fund, its officers or Board Members, or any controlling person resulting from such claims or demands arose out of the acquisition of any Shares by any person which may be based upon any untrue statement, or alleged untrue statement, of a material fact contained in the Fund’s Registration Statement, Prospectus or Statement of Additional Information (including amendments and supplements thereto), or any omission, or alleged omission, to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if such statement or omission was made in reliance upon information furnished or confirmed in writing to the Fund by BNY Mellon Distributors or its affiliated persons (as defined in the 1940 Act). The foregoing rights of indemnification shall be in addition to any other rights to which the Fund or any such person shall be entitled to as a matter of law.
     (d) In any case in which one party hereto (the “Indemnifying Party”) may be asked to indemnify or hold the other party hereto (the “Indemnified Party”) harmless, the Indemnified Party will notify the Indemnifying Party promptly after identifying any situation which it believes presents or appears likely to present a claim for indemnification (an “Indemnification Claim”) against the Indemnifying Party, although the failure to do so shall not prevent recovery by the Indemnified Party, and shall keep the Indemnifying Party advised with respect to all developments concerning such situation. The Indemnifying Party shall have the option to defend the Indemnified Party against any Indemnification Claim which may be the subject of this indemnification, and, in the event that the Indemnifying Party so elects, such defense shall be conducted by counsel chosen by the Indemnifying Party and satisfactory to the Indemnified Party, and thereupon the Indemnifying Party shall take over complete defense of the Indemnification Claim and the Indemnified Party shall sustain no further legal or other expenses in respect of such Indemnification Claim. In the event that the Indemnifying Party does not elect to assume the defense of any such suit, or in case the Indemnified Party reasonably does not approve of counsel chosen by the Indemnifying Party, or in case there is a conflict of interest between the Indemnifying Party or the Indemnified Party, the Indemnifying Party will reimburse the Indemnified Party for the fees and expenses of any counsel retained by the Indemnified Party. Each party agrees promptly to notify the other party of the commencement of any litigation or proceedings against the notifying party or any of its officers or directors in connection with the issue and sale of any Shares. The Indemnified Party will not confess any Indemnification Claim or make any compromise in any case in which the Indemnifying Party will be asked to provide indemnification, except with the Indemnifying Party’s prior written consent.
Section 12 of the Administration Agreement with Highland Capital Management, L.P. provides as follows:
     (a) The Trust agrees to indemnify and hold harmless Highland and its affiliates from all taxes, charges, expenses, assessments, claims and liabilities (including without limitation reasonable attorneys’ fees and disbursements and liabilities arising under the Securities Laws and any state and foreign securities and blue sky laws) (collectively, “Losses”) arising directly or indirectly from any action or omission to act which Highland takes (i) at the request or on the direction of or in reliance on the advice of the Trust or (ii) upon Oral Instructions or Written Instructions; provided, however, neither Highland nor any of its affiliates, shall be indemnified against any liability (or any expenses incident to such liability) arising out of Highland’s or its affiliates’ own willful misfeasance, bad faith, negligence or reckless disregard of its duties and obligations under this Agreement.
     (b) Notwithstanding anything in this Agreement to the contrary, the Trust shall not be liable to Highland or its affiliates for any consequential, special or indirect losses or damages which Highland or its affiliates may incur or suffer as a consequence of this Agreement, whether or not the likelihood of such damages or losses was known by the Trust.

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Insofar as indemnification for liability arising under the 1933 Act may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission (the “SEC”) such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser and Investment Sub-Advisers
     (a) The description of the business of Highland, the investment adviser, is set forth under the caption “Management of the Funds” in the Prospectuses and under the caption “Management” in the SAI, each forming part of this Registration Statement. The information as to other businesses, if any, and the directors and officers of Highland is set forth in its Form ADV, as filed with the SEC on April 12, 2011 (File No. 801-54874) and as amended through the date hereof, and is incorporated herein by reference.
     (b) The description of the business of CBCM, a registered investment adviser affiliated with Highland and the investment Sub-Adviser to Long/Short Healthcare Fund, is set forth under the caption “Management of the Funds” in the Prospectuses and under the caption “Management” in the SAI, each forming part of this Registration Statement. Acis Capital Management, L.P., Tunstall Capital Management, L.P. and Granite Bay Advisors, L.P., each with its principal place of business located at 13455 Noel Road, Suite 800, Dallas, Texas 75240, are registered investment advisers affiliated with Highland. The following are officers of CBCM:

(1)	James D. Dondero, President

(2)	Thomas Surgent, Chief Compliance Officer

     The following is an officer of Acis Capital Management, L.P., Tunstall Capital Management, L.P., and Granite Bay Advisors, L.P.:

(1)	Thomas Surgent, Chief Compliance Officer

Item 32.	Principal Underwriter
     (a) BNY Mellon Distributors, Inc. (the “Underwriter”) is registered with the Securities and Exchange Commission as a broker-dealer and is a member of the FINRA. As of July 26, 2011, the Underwriter acted as principal underwriter for the following investment companies:
Aston Funds

E.I.I. Realty Securities Trust

FundVantage Trust

GuideStone Funds

Highland Funds I

Highland Funds II

The Industry Leaders Fund

Kalmar Pooled Investment Trust

Matthews International Funds, dba Matthews Asia Funds

Metropolitan West Funds

The Motley Fool Funds Trust

New Alternatives Fund, Inc.

Old Westbury Funds, Inc.

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The RBB Fund, Inc.

Stratton Multi-Cap Fund, Inc.

Stratton Real Estate Fund, Inc.

The Stratton Funds, Inc.

The Torray Fund
     (b) The Underwriter is a Massachusetts corporation located at 760 Moore Road, King of Prussia, PA 19406. The Underwriter is a wholly-owned subsidiary of BNY Mellon Distributors Holdings Inc., a wholly-owned subsidiary of The Bank of New York Mellon Corporation, a publicly traded company.
          The following is a list of the directors and executive officers of the Underwriter:

(1) Name and Principal	(2) Positions and Offices with	(3) Positions and Offices with
Business Address*	Underwriter	Registrant
Nicholas M. Marsini, Jr.	Director	None
Michael DeNofrio	Director	None
Steven Turowski	Director	None
T. Thomas Deck	Director	None
Dennis J. Westley	Director	None
T. Thomas Deck	President and Chief Executive Officer	None
Bruno DiStefano	Vice President	None
Susan K. Moscaritolo	Vice President, Secretary and Clerk	None
Matthew O. Tierney	Treasurer and Financial Operations Principal, Chief Financial Officer	None
Felicia Antonio	Chief Compliance Officer	None
Jodi L. Jamison	Chief Legal Officer	None
Ellen C. Krause	Chief Risk Officer	None
Maria C. Schaffer	Controller and Assistant Treasurer	None
John Munera	Anti-Money Laundering Officer	None
Ronald Berge	Assistant Vice President	None
Dianna A. Stone	Assistant Secretary and Assistant Clerk	None
Kevin D. Peterson	Assistant Treasurer — Tax	None
Gary E. Abbs	Assistant Treasurer — Tax	None
Joanne S. Huber	Assistant Treasurer — Tax	None
Barbara J. Parrish	Assistant Secretary	None
Mary Lou Olinski	Assistant Secretary	None
Cristina Rice	Assistant Secretary	None

*	The principal business address for each individual is BNY Mellon Distributors Holdings Inc., 760 Moore Rd., King of Prussia, PA 19406

(c) Not applicable

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Item 33.	Location of Accounts and Records
(1) BNY Mellon Investment Servicing (US) Inc., 4400 Computer Drive, Westborough, MA 01581 (records relating to its function as transfer agent and accounting services agent).
(2) BNY Mellon Distributors, Inc., 760 Moore Road, King of Prussia, PA, 19406 (records relating to its function as distributor).
(3) BNY Mellon Investment Servicing Trust Company, 8800 Tinicum Boulevard, Philadelphia, PA, 19153 (records relating to its function as custodian).
(4) Highland Capital Management, L.P., 13455 Noel Road, NexBank Tower Suite 800, Dallas, TX, 75240, which will be relocating to 300 Crescent Court, Suite 700, Dallas, Texas 75201, on or about January 1, 2012, (records relating to its function as adviser and as administrator).
(5) BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA, 19406 (records relating to its function as sub-administrator).

Item 34.	Management Services
Not applicable

Item 35.	Undertakings
Not applicable

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SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Investment Company Act of 1940, as amended (the “1940 Act”), the Registrant, Highland Funds I, certifies that it meets all of the requirements for effectiveness of this Registration Statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 29 under the Securities Act and Amendment No. 32 under the 1940 Act to be signed on its behalf by the undersigned, duly authorized, in the City of Dallas and State of Texas on the 28th day of October, 2011.

HIGHLAND FUNDS I

By	/s/ R. Joseph Dougherty* R. Joseph Dougherty
President and Chief Executive Officer

     Pursuant to the requirements of the Securities Act, this Post-Effective Amendment No. 29 to the Registration Statement has been signed on October 28, 2011 by the following persons in the capacities indicated:

Signature	Title

Chairman of the Board,
/s/ R. Joseph Dougherty* R. Joseph Dougherty	President and Chief Executive Officer

/s/ Timothy K. Hui* Timothy K. Hui	Trustee

/s/ Scott F. Kavanaugh* Scott F. Kavanaugh	Trustee

/s/ James F. Leary* James F. Leary	Trustee

/s/ Bryan A. Ward* Bryan A. Ward	Trustee

Treasurer
/s/ Brian Mitts* Brian Mitts	(Principal Financial Officer and Principal Accounting Officer)

*By:
/s/ Ethan Powell Ethan Powell
Attorney-in-Fact
October 28, 2011

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Index to Exhibits

(d)(4)	Form of Investment Advisory Agreement between Highland and the Registrant with respect to Long/Short Healthcare Fund

(j)(1)	Consent of Independent Registered Public Accounting Firm

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